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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-0495

GARTMORE MUTUAL FUNDS

(Exact name of registrant as specified in charter)
1200 RIVER ROAD, SUITE 1000, CONSHOHOCKEN, PENNSYLVANIA 19428
(Address of principal executive offices)                     (Zip code)

ERIC E. MILLER, ESQ.
1200 RIVER ROAD
SUITE 1000
CONSHOHOCKEN, PA 19428
(Name and address of agent for service)

Registrant’s telephone number, including area code: (484) 530-1300

Date of fiscal year end: 10/31/2004

Date of reporting period: 10/31/2004

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

          Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

Annual Report October 31, 2004 Sector Series Gartmore Global Financial Services Fund Gartmore Global Health Sciences Fund Gartmore Global Natural Resources Fund Gartmore Global Technology and Communications Fund Gartmore Global Utilities Fund Leadership Series
Gartmore Mid Cap Growth Leaders Fund (formerly “Gartmore Millennium Growth Fund”) Gartmore Nationwide Leaders Fund Gartmore U.S. Growth Leaders Fund Gartmore Worldwide Leaders Fund International Series Gartmore China Opportunities Fund Gartmore Emerging Markets Fund Gartmore International Growth Fund Concept Series Gartmore High Yield Bond Fund Gartmore Value Opportunities Fund Gartmore Micro Cap Equity Fund Gartmore U.S. Growth Leaders Long-Short Fund (formerly “Gartmore Long-Short Equity Plus Fund”) Gartmore Convertible Fund
Gartmore Small Cap Growth Fund www.gartmorefunds.com

Solutions.

UNITED STATES  |  UNITED KINGDOM  |  JAPAN

Based in greater metropolitan Philadelphia, Gartmore is the global asset management arm of Nationwide®. Gartmore’s affiliated advisers* collectively manage more than $77 billion1 in assets through its global investment platform encompassing more than 185 investment management professionals supported by an 800-person staff.

We provide core and specialty equity, fixed-income and alternative investment solutions through mutual funds, separate accounts, commingled portfolios and wrap accounts to individual and institutional clients around the world.

This wide range of investment opportunities is built on sound investment management processes designed to increase the probability of delivering enhanced risk-adjusted returns over the long term.

Our investment management teams incorporate fundamental stock selection with the application of technology to help control risk and add to returns. Insightful stock selection is a function of the efforts of talented alpha-driven managers and analysts, working in an entrepreneurial environment, who are specialists in their respective investment disciplines.

www.gartmore.com

*Gartmore’s Affiliated Advisers
The following 10 asset management affiliates of Nationwide do business under the trade name “Gartmore Group”: Gartmore Capital Management Ltd2, Gartmore Fund Managers Ltd2, Gartmore Global Partners2, 3, Gartmore Investment Ltd2, Gartmore Japan Ltd2, Gartmore Morley Capital Management, Inc.3, Gartmore Mutual Fund Capital Trust3, 4, Gartmore SA Capital Trust3, 4, Gartmore Separate Accounts LLC3, and NorthPointe Capital® LLC3

1.	As of Oct. 31, 2004.

2.	These advisers are subsidiaries of Gartmore Investment Management plc, which ultimately reports to Nationwide®.

3.	These are SEC-registered investment advisers based in the United States. Collectively, these advisers manage $40 billion as of Oct. 31, 2004.

4.	Together, these advisers do business as Gartmore Global Investments, Inc.

Gartmore Global Investments is the investment adviser to Gartmore Funds. NorthPointe Capital is a federally registered service mark of Gartmore Global Investments, Inc. Nationwide is a federally registered service mark of Nationwide Mutual Insurance Company.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

© 2004 Gartmore Global Investments, Inc. All rights reserved.

Annual Report

October 31, 2004

Contents

2	Message to Shareholders
3	Market Perspectives

Sector Series
9	Gartmore Global Financial Services Fund
15	Gartmore Global Health Sciences Fund
20	Gartmore Global Natural Resources Fund
25	Gartmore Global Technology and
Communications Fund
31	Gartmore Global Utilities Fund

Leadership Series
46	Gartmore Mid Cap Growth Leaders Fund
(formerly “Gartmore Millennium Growth Fund”)
51	Gartmore Nationwide Leaders Fund
56	Gartmore U.S. Growth Leaders Fund
61	Gartmore Worldwide Leaders Fund

International Series
75	Gartmore China Opportunities Fund
80	Gartmore Emerging Markets Fund
88	Gartmore International Growth Fund

Concept Series
101	Gartmore High Yield Bond Fund
109	Gartmore Value Opportunities Fund
117	Gartmore Micro Cap Equity Fund
123	Gartmore U.S. Growth Leaders Long-Short Fund
(formerly “Gartmore Long-Short Equity Plus Fund”)
131	Gartmore Convertible Fund
137	Gartmore Small Cap Growth Fund

155	Notes to Financial Statements

Commentary provided by Gartmore Global Investments, investment adviser to Gartmore Funds. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.
The Gartmore Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.gartmorefunds.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
 Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2004 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Dear Fellow Shareholders,

Gazing in the rearview mirror may appear to be an exercise in 20/20 hindsight, but it isn’t. Investing is an active and engaged discipline that requires us to turn yesterday’s lessons into tomorrow’s insight. With that in mind, I’d like to share with you some of my thoughts on the investment landscape for the annual period that ended on October 31, 2004.

You probably began 2004 buoyed by the news of positive earnings reports, low interest rates and the market’s bullish bent that had carried over from late 2003. However, by February’s end, we all grew edgier as we watched our investments drawn into a vortex of volatility that persisted throughout the year. Beginning with the first 2004 U.S. employment reports, domestic and international markets1 began swinging to and fro. The gyrations were fueled by conflicting economic reports, dollar weakness, national debt, trade imbalances, spotty corporate spending, and America’s unsettling presidential race...not to mention the fallout from global terrorism and Middle East tensions.

Co-Global Chief Investment Officer of Equities Young Chin gives more detail on these developments in his accompanying Market Perspectives.

We believe that one of the best ways to manage risk is to employ global investment diversification2 coupled with skilled and disciplined active management. Our commitment is to offer you a diverse menu of products that include various asset classes and capture global investment opportunities in forms that you can use to diversify your portfolio. In response to complex, volatile markets, it’s imperative to have uncorrelated, well-performing funds that can populate a dynamic portfolio that helps to meet your specific investment objectives.

Several of our specialty sector funds, such as the Gartmore Global Financial Services Fund and the Gartmore Global Utilities Fund, were strong performers during the reporting period ended October 31, 2004. In the arena of international funds, we believe that China is—and will remain—a solid source of investment returns. This was amply illustrated by the performance of the Gartmore China Opportunities Fund, which commenced operations on June 29, 2004, vis-à-vis its benchmark and peer group.

Moving into the absolute return arena, the Gartmore U.S. Growth Leaders Long-Short Fund underscored the virtues derived from the ability to employ short selling in a mutual fund, a technique used to attempt to profit from falling stock prices. And, in terms of packaged asset allocation products, investments in the new Gartmore Optimal Allocations Funds edged ahead of benchmark returns since June 29, 2004, when this series commenced operations.

In keeping with our governance policies and unwavering commitment to placing the interests of shareholders first, we work closely with the independent Board of Trustees, and continue to closely assess fund performance, to design and deliver new products, and to address critical investment issues that matter to you.

One of the most surprising challenges we faced this year came in our $707 million3 stable value retirement product, the Gartmore Morley Capital Accumulation Fund. While stable value mutual funds have long been a popular investment option in IRAs and defined contribution plans, some of the long-accepted stable value mutual fund industry methods for stabilizing fund NAVs were placed under review by regulators in 2003. After 18 months, during which time we exhausted every avenue for resolving this issue, the Board of Trustees and the Gartmore management team concurred that it would be in our investors’ best interest to convert the Fund to a short-duration bond fund.

As of the writing of this letter, I’m pleased to report that the transition has gone smoothly. Moreover, every shareholder who redeemed his or her investment prior to the conversion of the fund received a per share value of $10, the net asset value that the fund had always sought to maintain.

All of us at Gartmore are looking forward to serving you for another year. As always, Gartmore values the confidence that you have placed in us as a steward of your investments, and we are firmly committed to helping you to protect and grow the assets you have entrusted to us.

Wishing you a very happy and prosperous 2005,

Paul J. Hondros
CEO
Gartmore

1.	International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability, and foreign regulations, all of which are magnified in emerging markets.

2.	Diversification is a risk management technique that mixes a wide variety of investments within a portfolio to minimize the impact of any one security on overall portfolio performance. There is no assurance that a diversified portfolio will produce better returns than a non-diversified portfolio.

3.	As of 10/31/04.

2 Annual Report 2004

Commentary by Young Chin
Co-Global Chief Investment Officer:Equities

During the first four months of this reporting period—from November 1, 2003, through February 29, 2004—the global economic recovery continued to gather momentum. The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index, representing international markets, gained 14.38%.1 The S&P 500® Index, representing the U.S. market as a whole, gained 9.63%.1 All major sectors within both indexes posted positive returns.

In March and April of 2004, however, the markets were hit with an unusually long series of negative news events including rising oil prices, reports of lower-than-expected U.S. manufacturing activity and dampened investor sentiment. Weaker-than-expected U.S. job growth numbers and constant government revisions to the job reports also fueled concerns about the true status and health of employment.

In addition, from March through October 2004, investors’ attention turned to the potential negative impacts of the following events: 1) brutal hostage-taking episodes in the Middle East; 2) further threats of large-scale terrorism; 3) rising short-term interest rates; 4) inflation concerns; 5) large and growing U.S. current account and trade deficits; 6) a weakening dollar; and 7) a close and contentious U.S. presidential election.

Amid this global scenario, equity markets were very volatile, exhibiting huge swings in sector performance. From March 1, 2004, through October 31, 2004, two sectors within the MSCI EAFE Index delivered negative returns—consumer staples and information technology; however, the Index managed to advance 4.18% during this period.1 During the same period, four sectors within the S&P 500 Index—financial services, consumer staples, information technology and health care—posted negative returns. Fortunately, these negative returns did not offset the positive results from the other sectors and the S&P 500 Index managed to deliver nearly flat returns (-0.18%) during the last eight months of the period.

A 78% increase in oil prices (from $29.11 to $51.76)2 from November 1, 2003 to October 31, 2004 (the “reporting period”) led to robust profits for energy-related companies. This increase was attributable to several factors, including vigorous consumption from China, and politically motivated supply disruptions in Russia, Iraq, Nigeria, and Venezuela, as well as weather-related disruptions caused by hurricanes that pounded the United States and hampered production in the Gulf of Mexico.

During the reporting period, utility companies also gained from higher-than-expected energy prices. High dividends made telecommunications stocks attractive. Industrial stocks gained due to demand from the recovering global economy, particularly the robust growth occurring in China. Domestically, within the S&P 500 Index for the entire reporting period, sector performance ranged from a high of 44% for the energy sector (38% for the MSCI EAFE Index) to a low of -1% for the information technology sector (-1.35% for the MSCI EAFE Index). Stocks in the utilities, telecommunications services and industrials sectors delivered returns of 24%, 21% and 18% (29%, 20% and 16% for the MSCI EAFE Index), respectively, while stocks in healthcare and consumer staples delivered returns of only 2% and 4% (3% and 15% for the MSCI EAFE Index), respectively.1

In the United States, during the reporting period, health-care and consumer staples stocks, which typically are defensive in nature, delivered muted returns at a time when these stocks were expected to outperform. Health-care returns suffered from uncertainty regarding U.S. presidential candidate John Kerry’s reforms, as well as from investor concerns about the fundamental strength of major pharmaceutical companies, given their weak product pipelines. Consumer staples company margins were pressured by rising operating costs and managements’ inability to offset these costs by raising prices, due to the growing pricing power of discount retailers such as Wal-Mart Stores, Inc.

Information technology stocks during the reporting period posted negative returns due to cautious business spending. Despite an average of 22% profit growth for those companies in the S&P 500 Index during the reporting period,3 managers were intent on keeping costs down by limiting expenditures on labor and capital investments.

Fund reviews

Many investors struggled during the reporting period with the huge swings and wide range of returns in sector performance, as well as the many uncertainties that weighed on the global markets. Five of Gartmore’s specialty products, however, performed well during this reporting period, as noted in the table on page 4.

2004 Annual Report 3

Average Annual Total Returns
Nov. 1, 2003–Oct. 31, 2004

	Class A
	Average Annual	Benchmark
Fund	Total Returns*	Returns**

Gartmore Global Financial Services Fund**	17.01%	14.32%

Gartmore Global Utilities Fund**	31.81%	24.49%

Gartmore Micro Cap Equity Fund**	22.96%	9.26%

Gartmore Small Cap Fund**	15.33%	11.73%

Gartmore U.S. Growth Leaders Long-Short Fund**	9.03%	1.09%

Source: BISYS, as of Oct. 31, 2004

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

*	Performance is for Class A shares without sales charges and assumes that all distributions are reinvested. If these performance figures did include the load, results would have been lower. Total returns may reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower. Standardized performance can be found in this report following the fund-specific commentaries. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 800-848-0920 or visit www.gartmorefunds.com.

**	Please see all fund-specific and benchmark-specific disclosures at the end of this report.

Benchmarks are for illustrative purposes only.

The Gartmore Global Financial Services Fund’s performance during this reporting period was bolstered by a generally favorable global economic and credit environment. Low interest rates aided consumers’ ability to manage their debt, evidenced by the fact that delinquency rates were relatively low, while businesses generated healthy cash flows. In addition, some of the Fund’s investments in Japan, where the economy rebounded after suffering through a decade-long depression, performed extremely well.

High electricity prices, as well as an emphasis on wireless telecommunications providers over fixed-line providers, helped the Gartmore Global Utilities Fund’s portfolio management team deliver stellar returns.

Particularly strong stock selection in the health-care, industrials and information technology sectors facilitated strong investment flow and returns for the Gartmore Micro Cap Equity Fund.

Concurrently, an overweighting in energy and materials, as well as flexibility in the information technology weighting, helped the Gartmore Small Cap Fund outperform its benchmark.

The Gartmore U.S. Growth Leaders Long-Short Fund produced above-average results. The Fund, which was put into the hands of a new management team on July 1, 2004, is employing a refined strategy designed to produce positive absolute returns and generate relatively low volatility as well as maintain a low correlation with the S&P 500 Index, while benchmarked against the Citigroup 3-Month T-Bill Index. The Fund also can help to reduce the overall risk of a portfolio because the Fund can short stocks and potentially outperform its peers during falling markets. With this new strategy, the Fund can be net long or short, and the manager typically will hold 70 to 100 positions. Under the previous management style, the Fund held somewhere between 400 and 500 securities.

Looking ahead

We expect economic and capital market conditions to improve during the upcoming reporting period as investors reposition for the long term. The number of adverse forces and political uncertainties weighing on the markets should decline. The U.S. economy should grow at a stable, trend rate of about 3% to 4%, and market volatility should decline.

Much of the uncertainty that had been weighing on the markets during the end of this reporting period was resolved with the U.S. presidential election results. Under President Bush’s administration, we expect the energy, utilities, financial services and defense industries to be well positioned for steady growth. In regard to the energy sector, the Republican-controlled Congress and the president appear to support U.S. policies that will make America less dependent on foreign energy supplies. The president is likely to promote the expansion of U.S. exploration activities and policies that will make it more beneficial for companies to explore alternative sources of energy, such as nuclear power. Proposed Republican tax policies should make those companies that pay high dividends, such as utility and financial services firms, more attractive. Financial services firms, in particular, should gain from President Bush’s efforts to partially privatize Social Security (the plan may be designed to divert some Social Security assets to private accounts). Defense companies should benefit from the high priority of the war on terror. The president’s plan for tort reform could help the health-care industry and other industries burdened by excessive litigation.

4 Annual Report 2004

Our investment management team believes that commodity prices should moderate somewhat as growth slows in response to rising interest rates across the globe. This rise should reduce some of the stimulus that has driven an extraordinarily robust increase in global demand. For example, we suspect that the price of oil will moderate somewhere in the $35 to $45 per barrel range, instead of hovering around the $50 mark. Moreover, prices for other materials such as copper and similar industrial metals also should moderate with a reduction in demand.

The strength of the U.S. dollar may continue to decline, which should prove to be a positive development for American manufacturers, because this decline makes their goods more attractive overseas. A decline in the U.S. dollar also may help to improve the U.S. current account deficit, due to improved trade balances.

So far, the slide in the dollar has been concentrated mainly against the European and Japanese currencies. Many Asian currencies, including China’s, have maintained a link to the dollar, which has actually caused their goods to gain in competitiveness, along with goods from the United States.

China, however, has been attempting to slow its robust economic growth, which over the past year has been gaining at a rate of 8% to 9%, in an effort to control its inflation rate.4 We would not be surprised to see China eventually remove its peg to the U.S. dollar, which would be a huge step toward a more market-based economy. A potential risk factor to the markets during 2005 is a continued or sharp drop in the value of the U.S. dollar, which would be disruptive to global markets since many Central Banks hold our currency. Another risk is a rapid decoupling of a major Asian economy’s peg to U.S. currency.

If all the above-mentioned positive factors come to pass, we should see U.S. job growth improve as corporate confidence is renewed in response to more stable and predictable economic conditions. There is a risk, however, that the pressures of global competition might dampen corporate flexibility to add resources. At present, though, companies have announced significant layoffs, which we see as another risk factor for 2005.

We believe that the Federal Reserve will continue to raise interest rates until the federal funds rate reaches a neutral (neither stimulative nor restrictive) level of 4%. Although this is not a net positive factor for the market, a 4% federal funds rate should permit the U.S. economy to solidify and continue to grow at a stable level. We expect no further short-term interest-rate increases in Japan or in Europe.

Outside the United States and within Europe, we believe that France and Italy have the most attractive valuations. We also believe that the macroeconomic outlook for the United Kingdom’s economy is very favorable.

Within the Pacific Rim we see good, but somewhat fragile, prospects in Japan. Japan’s economy has been heavily reliant upon China’s growth.

Japan will need a broader global recovery to offset an expected slight slowdown in 2005 for China. In addition, continued high oil prices are expected to pose greater challenges to the sustainability of Japan’s recent growth. We, however, believe that a sustained recovery in Japan is very possible, given the recent indications for greater domestic growth. Renewed investor sentiment and stronger consumer demand in Japan, as well as a continued favorable export environment, all support our view.

In summary, we expect that investors will react favorably to calmer market conditions and slowly increase their equity allocations. Instead of focusing on a plethora of negative events, investors can once again focus on fundamentals and opportunities.

A more certain U.S. political direction, more moderate commodity prices and a correction of some of the imbalances in the global economy brought about by a weaker U.S. dollar should create an environment of reduced volatility. In 2005, we believe that the biggest risks to the economy could be disruptive currency movements and weaker-than-anticipated job growth. Thus, we believe that investors should focus on diversification and asset allocation, based on their investment needs.

Young Chin
Co-Global Chief Investment Officer:Equities
Gartmore

Sources:

1.	FactSet Research Systems Inc., Nov. 1, 2003–Feb. 24, 2004; March 1, 2004–Oct. 31, 2004; Oct. 31, 2003–Oct. 31, 2004

2.	Bloomberg Financial Services, Nov. 1, 2003–Oct. 31, 2004

3.	Baseline Financial Services, Inc., Dec. 5, 2004

2004 Annual Report 5

4.	Zheng Jingping, “Stable and Fast Economic Growth in the First Three Quarters of 2004,” National Bureau of Statistics of China, Oct. 22, 2004, <http://www.stats.gov.ch/ english/newsandcomingevents.htm> (Dec. 16, 2004).

Investing in mutual funds involves risk, including possible loss of principal. There is no assurance that the investment objective of any fund will be achieved, or that a diversified portfolio will produce better returns than a nondiversified portfolio. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Index performance is provided for comparison purposes only; the indexes are unmanaged and no fees or expenses are reflected. Individuals cannot invest directly in market indexes.

Gartmore Global Financial Services Fund
Morgan Stanley Capital International (MSCI) World Financials IndexSM: An unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global financial services sector.

Gartmore Global Utilities Fund
Morgan Stanley Capital International (MSCI) World Utilities IndexSM: An unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the utilities sector, which includes industry groups such as electric, gas, multi-utilities, and unregulated power and water. Morgan Stanley Capital International (MSCI) World Telecommunication Services IndexSM: An unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global utilities sector. The Gartmore Global Utilities Fund uses a composite of 60% MSCI World Telecommunication Services Index and 40% MSCI World Utilities Index.

Gartmore Micro Cap Equity Fund
Wilshire Micro-Cap® Index: An unmanaged, market capitalization-weighted index that measures small-cap stocks in the bottom “half” of the Wilshire 5000 Total Market Index as of June 30 of each year; the Wilshire 5000 Total Market Index contains more than 6,500 stocks that trade and are based in the United States.

Gartmore Small Cap Fund
Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies, based on market capitalization.

Gartmore U.S. Growth Leaders Long-Short Fund
Citigroup 3-Month T-Bill Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Funds that concentrate on specific sectors or a relatively small number of securities may be subject to greater volatility than a more diversified investment.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets.

Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

In order to achieve the Gartmore U.S. Growth Leaders Long-Short Fund’s objective, the managers may use sophisticated investment strategies such as leverage, short selling, short-term trading, investing in derivatives and in smaller companies. These strategies may cause the Fund to have greater risk and volatility, and higher expenses, than those of other investments. The risks of investing in this Fund are more fully detailed within the Fund’s prospectus.

The opinions expressed herein are those of Gartmore Global Investments and may not actually come to pass. This information is current as of October 31, 2004, and is subject to change at any time, based on market and other conditions.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore’s funds, please call 800-848-0920 to request a prospectus, or download a prospectus at www.gartmorefunds.com. Please read it carefully before investing any money.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

6 Annual Report 2004

Important Information

Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

Funds that concentrate on specific sectors or a relatively small number of securities may be subject to greater volatility than a more diversified investment.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets.

The Gartmore China Opportunities Fund invests in securities of companies that are located in, or derive a significant portion of their earnings or revenues from, China and/or Hong Kong. These securities may present substantially higher risks and greater volatility than those in most mutual funds. The Fund may not be appropriate for all investors. It also may purchase securities in initial public offerings, which can be very volatile and carry high transaction costs.

High-yield funds typically are subject to greater risk and price volatility than funds that invest in higher-rated debt securities.

In order to achieve the Gartmore U.S. Growth Leaders Long-Short Fund’s objective, the managers may use sophisticated investment strategies such as leverage, short selling, short-term trading, investing in derivatives and in smaller companies. These strategies may cause the Fund to have greater risk and volatility, and higher expenses, than those of other investments. The risks of investing in this Fund are more fully detailed within the Fund’s prospectus.

The Gartmore Small Cap Fund may purchase securities in initial public offerings, which can be very volatile and carry high transaction costs.

2004 Annual Report 7

Sector Series

Gartmore Global Financial Services Fund

For the annual period ended Oct. 31, 2004, the Gartmore Global Financial Services Fund returned 17.01% (Class A at NAV) versus 14.32% for its benchmark, the Morgan Stanley Capital International (MSCI) World Financials Index. For broader comparison, the average return for the Fund’s Lipper peer category of Financial Services Funds was 10.57%.

During the reporting period, financial services stocks were aided by a generally favorable global economic and credit environment. Low interest rates aided consumers’ ability to manage their debt, as delinquency rates were relatively low, while businesses generated healthy cash flows.

Factors that aided the Fund’s performance included the performance of some of the Fund’s investments in Japan, where the economy has been reviving after suffering through a decade-long depression. Orix Corp., a Japanese provider of financial services for small and mid-sized companies worldwide, performed well. In the United States, a number of our stock selections contributed positively to the Fund’s performance.

Credit-card issuer Capital One Financial Corp., for example, benefited from improving consumer credit and its exposure to auto and small business lending. Bank of America Corp.—the third-largest U.S. bank—continued to make progress in assimilating FleetBoston Financial Corp., a merger that already is exhibiting lowered costs of doing business. In addition, among smaller bank holdings, Colonial National Bank and Placer Sierra Bancshares merit mention as performance contributors for the Fund.

Underweighting the real estate segment was one factor that detracted from performance. Although many REITs (real estate investment trusts) did well, we thought that these REITs were richly valued and vulnerable to rising interest rates. Underperforming stocks held by the Fund included: New York Community Bancorp, Inc., –which we sold because of a deteriorating balance sheet– online brokerage firm Ameritrade Holding Corp. which was hampered by a decline in trading volumes during the summer.

Geographically, the Fund also suffered from being underweighted in stocks from Canada and Australia, which performed well in part because of currency appreciation in those countries.

We expect improving economic performance in the United States, as well as abroad, in 2005. Credit quality should remain strong, and perhaps even improve, during the first quarter and possibly into subsequent quarters. Mergers and acquisitions should continue, but at a slower pace amid richer valuations. Rising interest rates typically provide a challenging environment for financial services companies, but our approach is to limit the Fund’s exposure to pure lending plays. Instead, we will focus on companies with a significant component of fee-based income. In banking, we continue to favor smaller banks with good growth prospects and valuations that tend to make them attractive takeover candidates. We believe pricing in the property and casualty insurance industry could soften further. Consequently, we find few compelling values there at the moment. The Fund owns selected positions in asset managers and brokers, and we would consider raising our exposure if the financial markets show signs of breaking out of their recent trading ranges.

Portfolio Managers:
Douglas Burtnick, CFA And Stuart Quint, CFA

Class A: GLFAX
Class B: GLFBX
Class C: GLFCX
Class R: GLFRX
Institutional Service Class: GFISX
Institutional Class: GLFIX

2004 Annual Report 9

Sector Series

Gartmore Global Financial Services Fund

Fund Performance

Average Annual Total Return

(For periods ended October 31, 2004)

		One year	Inception[1]

Class A	without sales charge[2]	17.01%	12.00%
	with sales charge[3]	10.28%	9.72%

Class B	without sales charge[2]	16.15%	11.20%
	with sales charge[4]	11.15%	10.33%

Class C	without sales charge[2]	16.16%	11.20%
	with sales charge[5]	15.16%	11.20%

Class R [6,8]		16.47%	11.30%

Institutional Class[7,8]		17.25%	12.28%

Institutional Service Class[8]		17.25%	12.28%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on December 18, 2001.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns until the creation of Class R shares (12/31/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[7]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[8]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Global Financial Services Fund, Morgan Stanley Capital International World Financials Index (MSCI World Financials)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI World Financials is an unmanaged index representative of the stocks in the global financial services sector and is based on 23 developed market country indices.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

10 Annual Report 2004

Gartmore Global Financial Services Fund
Shareholder
Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2004, and continued to hold your shares at the end of the reporting period, October 31, 2004. Per SEC requirements, the examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended October 31, 2004.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2004)

			Beginning	Ending
			Account Value	Account Value	Expenses Paid		Annualized
Global Financial Services Fund			5/1/04	10/31/04	During Period*		Expense Ratio

Class A	Actual		$1,000	$1,049	$8.55		1.66%
	Hypothetical	[1]	$1,000	$1,017	$8.45		1.66%

Class B	Actual		$1,000	$1,046	$12.34		2.40%
	Hypothetical	[1]	$1,000	$1,013	$12.22		2.40%

Class C	Actual		$1,000	$1,046	$12.34		2.40%
	Hypothetical	[1]	$1,000	$1,013	$12.22		2.40%

Class R	Actual		$1,000	$1,047	$9.88		1.92%
	Hypothetical	[1]	$1,000	$1,015	$9.77		1.92%

Institutional Service Class	Actual		$1,000	$1,050	$7.21		1.40%
	Hypothetical	[1]	$1,000	$1,018	$7.13		1.40%

Institutional Class (a)	Actual		$1,000	$1,030	$4.81	(b)	1.40%
	Hypothetical	[1]	$1,000	$1,010	$4.78	(b)	1.40%

(a)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 124/366 (to reflect the period).

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

1    Represents the hypothetical 5% annual return before expenses.

2004 Annual Report 11

Gartmore Global Financial Services Fund

Sector Series

Portfolio Summary
(October 31, 2004)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a schedule of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	94.6%
Repurchase Agreements	4.9%
Other Assets in excess of Liabilities	0.5%

100.0%

Top Countries

United States	52.0%
United Kingdom	12.4%
Japan	6.3%
Switzerland	3.6%
France	3.5%
Hong Kong	2.9%
Ireland	2.5%
Germany	2.4%
Spain	2.2%
Belgium	1.9%
Other Countries	10.3%

100.0%

Top Holdings

Bank Of America Corp.	4.2%
Citigroup, Inc.	4.1%
Royal Bank of Scotland Group PLC	3.6%
U.S. Bancorp	3.1%
HSBC Holdings PLC	3.1%
Wachovia Corp.	3.0%
Hang Lung Group Ltd.	2.9%
BNP Paribas SA	2.8%
Allstate Corp.	2.7%
UBS AG	2.6%
Other Holdings	67.9%

100.0%

12 Annual Report 2004

Gartmore Global Financial Services Fund
Statement of Investments
October 31, 2004

Gartmore Global Financial Services Fund

Common Stocks (94.6%)

	Shares or
	Principal Amount	Value

AUSTRALIA (1.1%)
Banking (1.1%)
Australia & New Zealand Banking Group Ltd. (c)	4,403	$67,408

BELGIUM (1.9%)
Financial Services (1.9%)
Fortis NV (c)	4,690	119,526

FRANCE (3.5%)
Banking (2.8%)
BNP Paribas SA (c)	2,620	178,448

Insurance (0.7%)
Axa (c)	2,070	44,649

		223,097

GERMANY (2.4%)
Financial Services (2.4%)
Hypo Real Estate Holding AG (b) (c)	4,090	153,038

HONG KONG (2.9%)
Financial Services (2.9%)
Hang Lung Group Ltd. (c)	112,640	184,684

IRELAND (2.5%)
Banking (2.5%)
Bank of Ireland (c)	11,610	159,005

ITALY (1.7%)
Banking (1.7%)
UniCredito Italiano SpA (c)	20,570	110,443

JAPAN (6.3%)
Banking (0.4%)
UFJ Holdings, Inc. (c)	6	27,814

Financial Services (5.5%)
Daito Trust Construction Co. Ltd. (c)	1,100	46,460
Mitsubishi Tokyo Financial Group, Inc. (c)	8	67,686
Mizuho Financial Group, Inc. (c)	13	50,105
Nomura Holdings, Inc. (c)	3,000	36,498
Orix Corp. (c)	700	81,801
Sumitomo Mitsui Financial Group, Inc. (c)	10	64,933

		347,483

Insurance (0.4%)
Millea Holdings, Inc. (c)	2	26,335

		401,632

PORTUGAL (0.5%)
Banking (0.5%)
Banco Commercial Portuguese S.A. (c)	14,000	32,997

SPAIN (2.2%)
Banking (2.2%)
Banco Popular Espanol SA (c)	1,020	57,794
Banco Santander Central Hispano SA (c)	7,470	83,383

		141,177

SWEDEN (1.6%)
Banking (1.6%)
Skandinaviska Enskilda Banken AB (c)	5,970	99,393

SWITZERLAND (3.6%)
Financial Services (2.6%)
UBS AG (c)	2,260	163,132

Insurance (1.0%)
Zurich Financial Services AG (c)	460	65,454

		228,586

UNITED KINGDOM (12.4%)
Banking (11.7%)
Barclays PLC (c)	12,691	124,031
HBOS PLC (c)	8,185	109,613
HSBC Holdings PLC (c)	12,210	196,976
Lloyds TSB Group PLC (c)	10,417	82,299
Royal Bank of Scotland Group PLC (c)	7,765	228,570

		741,489

Insurance (0.7%)
Royal & Sun Alliance Insurance Group PLC (c)	32,430	44,460

		785,949

UNITED STATES (52.0%)
Banking (15.6%)
Bank Of America Corp.	5,940	266,053
Marshall & Ilsley Corp.	780	32,737
Northern Trust Corp.	1,310	55,727
Placer Sierra Bancshares (b)	2,040	48,960
U.S. Bancorp	6,970	199,412
Wachovia Corp.	3,830	188,474
Wells Fargo & Co.	2,050	122,426
Zions Bancorp	1,140	75,434

		989,223

Financial Services (27.3%)
Accredited Home Lenders Holders Co. (b)	690	24,895
American Capital Strategies Ltd.	2,511	77,715
American Express Co.	1,780	94,465
Ameritrade Holding Corp. (b)	2,300	29,946
Calamos Asset Management, Inc., Class A (b)	2,950	57,525
Capital One Financial Corp.	1,550	114,328
CIT Group, Inc.	1,880	75,952
Citigroup, Inc.	5,960	264,445
Countrywide Financial Corp.	3,076	98,217

2004 Annual Report 13

Statement of Investments (Continued)
October 31, 2004

Gartmore Global Financial Services Fund (Continued)

Sector Series

Common Stocks (continued)

	Shares or
	Principal Amount	Value

UNITED STATES (continued) Financial Services (continued)
E*TRADE Financial Corp. (b)	5,170	$66,693
Eagle Hospitality Properties Trust, Inc. (b)	3,410	32,395
Fannie Mae	1,366	95,825
Franklin Resources, Inc.	740	44,859
Freddie Mac	850	56,610
Goldman Sachs Group, Inc.	1,384	136,158
Investors Financial Services Corp.	1,960	75,440
J.P. Morgan Chase & Co.	3,159	121,937
Knight Trading Group, Inc. (b)	5,630	58,496
Legg Mason, Inc.	980	62,436
MBNA Corp.	1,510	38,701
Saxon Capital, Inc. (b)	2,500	48,000
T. Rowe Price Group, Inc.	860	47,962

		1,723,000

Insurance (9.1%)
Allstate Corp.	3,570	171,681
American International Group, Inc.	2,660	161,489
Assurant, Inc.	1,230	33,185
Hartford Financial Services Group	780	45,614
MGIC Investment Corp.	600	38,586
PartnerRe Ltd.	2,220	129,093

		579,648

		3,291,871

Total Common Stocks		5,998,806

Repurchase Agreements (4.9%)

	Shares or
	Principal Amount	Value

CS First Boston, 1.75%, dated 10/29/04, due 11/01/04, repurchase price $129,465 (Fully collateralized by U.S. Treasury Notes and U.S. Agency Securities)	$129,276	129,276
Nomura Securities, 1.75% dated 10/29/04, due 11/01/04, repurchase price $180,655 (Fully collateralized by AA Corporate Bonds and U.S. Agency Securities)	180,629	180,629

Total Repurchase Agreements		309,905

Total Investments (Cost $5,919,297) (a) — 99.5%		6,308,711
Other assets in excess of liabilities — 0.5%		29,064

NET ASSETS — 100.0%		$6,337,775

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

(c)	Fair Valued Security.

See notes to financial statements.

14 Annual Report 2004

Sector Series

Gartmore Global Health Sciences Fund

For the annual period ended Oct. 31, 2004, the Gartmore Global Health Sciences Fund returned 6.26% (Class A at NAV) versus 3.87% for its benchmark, the Goldman Sachs Healthcare Index. For broader comparison, the average return for the Fund’s Lipper peer category of Health/Biotechnology Funds was 5.93%.

In managing the Fund, we attempt to hold what we consider to be the best collection of health-care stocks in the portfolio each day, namely those companies that are experiencing positive and sustainable fundamental changes. We use quantitative techniques to guide the Fund’s industry and stock selection, but we rely most heavily on our proprietary research and new stock ideas as well as possible trends identified by our network of health-care industry contacts.

The Fund achieved solid gains during the annual period, though sector returns have been less robust than during the previous annual period. Both the Fund and the Index finished the period in positive territory, yet the Fund outperformed the Index due primarily to our stock selection decisions within the health-care providers and services sector as well as in pharmaceuticals. Within the health-care providers and services industry, which includes hospitals, long-term care facilities and other related companies, the Fund placed an emphasis on health maintenance organizations (HMOs); our research showed that many HMOs would benefit from strong revenue gains. Specifically, overweight positions HMOs, such as UnitedHealth Group Inc., and Magellan Health Services, Inc., contributed to the Fund’s outperformance in that industry. Fund holdings within the pharmaceuticals sector also performed well when compared to their counterparts in the Index. The best performer within this industry was the Fund’s position in Ireland-based Elan Corp., PLC. This company’s stock benefited from its management restructuring decisions, as well as the strength of the company’s product pipeline.

Unfortunately, several pharmaceutical holdings also held back the Fund’s return, most notably Merck & Co., Inc. Merck’s surprise decision to pull the anti-inflammatory drug, Vioxx, from the market sent the firm’s stock price plummeting immediately upon release of the news. As a result, added scrutiny also was given to other large pharmaceutical firms with comparable drugs, and whose stock was held by the Fund, such as Pfizer Inc., whose stock price also was hurt. Since Merck’s announcement, we have sold our position in the stock and trimmed the Fund’s position in other large U.S. pharmaceuticals.

Looking ahead, we believe that the health-care sector will remain largely a stock-picker’s market for the near term. Thus, we do not foresee any major themes emerging that would persuade us to significantly reposition the portfolio. We plan to maintain an underweight position in large U.S. pharmaceuticals, placing a greater emphasis on generic and European pharmaceutical companies. We also intend to continue to maintain significant positions in the HMO industry.

Portfolio Manager: Paul Cluskey

Class A: GLSAX
Class B: GLSBX
Class C: GMSCX
Class R: GGHRX
Institutional Service Class: GLSIX
Institutional Class: GGHIX

2004 Annual Report 15

Sector Series

Gartmore Global Health Sciences Fund

Fund Performance

Average Annual Total Return

(For periods ended October 31, 2004)

		One year	Inception[1]

Class A	without sales charge[2]	6.26%	2.25%
	with sales charge[3]	0.19%	0.68%

Class B	without sales charge[2]	5.52%	1.57%
	with sales charge[4]	0.66%	0.83%

Class C5	without sales charge[2]	5.52%	1.59%
	with sales charge[6]	4.55%	1.59%

Class R [7,8]		5.84%	1.65%

Institutional Class[8,9]		6.41%	2.51%

Institutional Service Class[8,9]		6.30%	2.48%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on December 29, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (9/23/02) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (12/31/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[9]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Global Health Sciences Fund, the Goldman Sachs Healthcare Index (GS Healthcare)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The GS Healthcare is an unmanaged index representative of the stocks in the healthcare sector.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

16 Annual Report 2004

Gartmore Global Health Sciences Fund
Shareholder
Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2004, and continued to hold your shares at the end of the reporting period, October 31, 2004. Per SEC requirements, the examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended October 31, 2004.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2004)

			Beginning	Ending
			Account Value	Account Value	Expenses Paid		Annualized
Global Health Sciences Fund			5/1/04	10/31/04	During Period*		Expense Ratio

Class A	Actual		$1,000	$916	$7.71		1.60%
	Hypothetical	[1]	$1,000	$1,017	$8.14		1.60%

Class B	Actual		$1,000	$913	$10.82		2.25%
	Hypothetical	[1]	$1,000	$1,014	$11.45		2.25%

Class C	Actual		$1,000	$913	$10.82		2.25%
	Hypothetical	[1]	$1,000	$1,014	$11.45		2.25%

Class R	Actual		$1,000	$914	$8.57		1.78%
	Hypothetical	[1]	$1,000	$1,016	$9.06		1.78%

Institutional Service Class	Actual		$1,000	$916	$7.03		1.46%
	Hypothetical	[1]	$1,000	$1,018	$7.43		1.46%

Institutional Class (a)	Actual		$1,000	$929	$4.08	(b)	1.25%
	Hypothetical	[1]	$1,000	$1,011	$4.27	(b)	1.25%

(a)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(b)	Expense are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 124/366 (to reflect the period).

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 182/366 (to reflect the one-half year period).

1    Represents the hypothetical 5% annual return before expenses.

2004 Annual Report 17

Gartmore Global Health Sciences Fund

Sector Series

Portfolio Summary
(October 31, 2004)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a schedule of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	88.2%
Repurchase Agreements	16.3%
Other Investments*	5.3%
Other Liabilities in excess of Assets**	-9.8%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

Top Industries

Drugs	28.3%
Medical Products	24.9%
Medical Instruments	9.1%
Insurance	7.1%
Medical — Biomedical/ Genetic	7.0%
Medical Products & Services	6.6%
Therapeutics	3.1%
Hospitals	1.5%
Diagnostic Equipment	0.6%
Other Industries	11.8%

100.0%

Top Holdings

Johnson & Johnson	7.8%
Abbott Laboratories	5.7%
Wyeth	5.2%
Medtronic, Inc.	5.2%
Bard (C.R.), Inc.	4.0%
UnitedHealth Group, Inc.	4.0%
Pfizer, Inc.	3.4%
Guidant Corp.	3.2%
InVitrogen Corp.	3.1%
Eli Lilly & Co.	2.9%
Other Holdings	55.4%

100.0%

18 Annual Report 2004

Statement of Investments
October 31, 2004

Gartmore Global Health Sciences Fund

Common Stocks (88.2%)

	Shares or
	Principal Amount	Value

Diagnostic Equipment (0.6%)
Immucor, Inc. (b)	2,780	$85,763

Drugs (28.3%)
Abbott Laboratories	19,770	842,794
Andrx Corp. (b)	6,900	149,316
Eli Lilly & Co.	7,860	431,593
First Horizon Pharmaceutical Corp. (b)	6,760	166,161
GlaxoSmithKline PLC ADR - UK	9,150	387,960
Novartis AG ADR - CH	8,650	415,287
Pfizer, Inc.	17,444	505,004
Taro Pharmaceutical Industries Ltd. (b)	11,910	316,449
Valeant Pharmaceuticals International	2,140	51,360
Watson Pharmaceuticals, Inc. (b)	5,130	143,794
Wyeth	19,235	762,668

		4,172,386

Hospitals (1.5%)
Community Health Systems, Inc. (b)	5,450	146,169
Symbion, Inc. (b)	4,380	68,065

		214,234

Insurance (7.1%)
Aetna, Inc.	2,005	190,475
Molina Healthcare, Inc. (b)	910	33,506
UnitedHealth Group, Inc.	8,100	586,440
WellPoint Health Networks, Inc. (b)	2,410	235,361

		1,045,782

Medical - Biomedical/Genetic (7.0%)
Charles River Laboratories International, Inc. (b)	6,120	286,355
Genzyme Corp. (b)	5,550	291,209
Incyte Corp. (b)	28,470	296,087
Protein Design Labs, Inc. (b)	4,260	81,579
Transkaryotic Therapies, Inc. (b)	4,280	74,087

		1,029,317

Medical Instruments (9.1%)
Advanced Neuromodulation Systems, Inc. (b)	4,850	154,376
Beckman Coulter, Inc.	5,080	302,260
Boston Scientific Corp. (b)	5,760	203,328
Fisher Scientific International, Inc. (b)	3,410	195,598
Guidant Corp.	7,160	476,998

		1,332,560

Medical Products (24.9%)
Advanced Medical Optics, Inc. (b)	3,930	153,663
Bard (C.R.), Inc.	10,410	591,288
Baxter International, Inc.	7,890	242,696
Cytyc Corp. (b)	5,580	145,582
Johnson & Johnson	19,640	1,146,584
Kinetic Concepts, Inc. (b)	3,380	168,425
Medtronic, Inc.	14,880	760,517
St. Jude Medical, Inc. (b)	3,990	305,514
Vnus Medical Technologies (b)	9,750	146,640

		3,660,909

Medical Products & Services (6.6%)
Invitrogen Corp. (b)	7,810	452,199
Magellan Health Services, Inc. (b)	4,060	151,844
Medco Health Solutions, Inc. (b)	6,900	233,979
Pharmion Corp. (b)	2,970	136,472

		974,494

Therapeutics (3.1%)
Eyetech Pharmaceuticals, Inc. (b)	6,460	274,162
Gilead Sciences, Inc. (b)	5,200	180,076

		454,238

Total Common Stocks		12,969,683

Repurchase Agreements (16.3%)
CS First Boston, 1.75%, dated 10/29/04, due 11/01/04, repurchase price $998,867 (Fully collateralized by U.S. Treasury Notes and U.S. Agency Securities)	$998,721	998,721
Nomura Securities, 1.75% dated 10/29/04, due 11/01/04, repurchase price $1,395,655 (Fully collateralized by AA Corporate Bonds and U.S. Agency Securities)	1,395,452	1,395,452

Total Repurchase Agreements		2,394,173

Short-Term Securities Held as Collateral for Securities Lending (5.3%)
Pool of short-term securities for Gartmore Mutual Funds - footnote 2 (Securities Lending)	779,449	779,449

Total Short-Term Securities Held as Collateral for Securities Lending		779,449

Total Investments (Cost $16,034,658) (a) — 109.8%		16,143,305
Liabilities in excess of other assets — (9.8)%		(1,447,527)

NET ASSETS — 100.0%		$14,695,778

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

ADR      American Depositary Receipt

CH       Switzerland

UK       United Kingdom

See notes to financial statements.

2004 Annual Report 19

Sector Series

Gartmore Global Natural Resources Fund

From its inception on June 29, 2004, through Oct. 31, 2004, the Gartmore Global Natural Resources Fund returned 12.58% (Class A at NAV) versus 10.39% for its benchmark, the Goldman Sachs Natural Resources Index. Due to its recent inception, the Fund has not yet been classified by Lipper.

Several factors contributed to the Fund’s performance during the period. Most notably, natural resources stocks were driven primarily by high energy prices, especially for crude oil, which surged above $50 per barrel near the end of the period. While the Organization of Petroleum Exporting Countries (OPEC) tried to increase production and keep a lid on oil prices, a number of factors combined to more than offset OPEC’s efforts. These included: (1) strong demand from China; (2) fears of supply disruptions due to various geopolitical developments in Russia, Iraq, Nigeria Norway, and Venezuala; (3) the worst hurricane season to hit the United States in 40 years; and (4) tight refining capacity. Also aiding the natural resources sector were strong prices for both industrial and precious metals.

Relative to the benchmark, the Fund was helped by an overweighting in energy services and drilling stocks. These stocks contributed positively to the Fund’s performance because the typical spending increases for energy services and drilling had been delayed due to the recent worldwide recession and the subsequent climate of generally cautious business spending. Given the persistent strength in energy prices, however, exploration companies are likely to ramp up spending in the near future. Among drillers, land drillers, such as Nabors Industries Ltd. also contributed to Fund performance during the period as a result of their greater exposure to natural gas and decreased sensitivity to overseas events. Among services stocks, Halliburton Co. and BJ Services Co. contributed to Fund performance.

The Fund also benefited from investing in companies that provide equipment and services for coal, copper and steel mining, as robust demand from China, as well as bottlenecks in the transportation industry, contributed to higher commodity prices in those markets. Machinery companies Bucyrus International, Inc. and Joy Global Inc. were noteworthy contributors to Fund performance. Bucyrus, a Milwaukee-based maker of excavation equipment, enjoyed a respectable advance following its initial public offering in late July, as a sizable backlog of orders attracted investors’ attention. Another contributor to Fund performance, International Steel Group Inc., surged late in the period due to a buyout offer from rival steel producer Ispat International N.V.

On the other hand, an underweighting versus the benchmark in large, integrated energy companies hurt Fund performance. An underweighting in precious metals also detracted from performance. With many gold mining companies trading at a premium to the value of their gold reserves, we found most precious metals stocks unappealing from a valuation standpoint. In the aluminum industry, Alcoa Inc. lagged, due in part to disappointment about the company’s first-quarter 2004 financial results.

We foresee that some short-term consolidation might occur in the natural resources sector, as share prices have had quick runups in many cases. Accordingly, we feel that a “buy the dips” strategy, or purchasing stocks that appear to exhibit short-term price reversals, is called for in the case of the sector’s more richly valued stocks. That said, the favorable fundamentals supporting this sector in the recent past—including a weak U.S. dollar and large budget and trade deficits, as well as rapidly growing demand from China and India—should make the sector an attractive place to invest for the foreseeable future.

Portfolio Managers: William Gerlach, CFA

Class A: GGNAX
Class B: GGNBX
Class C: GGNCX
Class R: GGNRX
Institutional Service Class: GGNSX
Institutional Class: GGNIX

20 Annual Report 2004

Gartmore Global Natural Resources Fund
Fund Performance

Average Annual Total Return

(For Periods Ended October 31, 2004)

		Inception[1]

Class A1	without sales charge[2]	12.58%
	with sales charge[3]	6.11%

Class B1	without sales charge[2]	12.10%
	with sales charge[4]	7.10%

Class C	without sales charge[2]	12.20%
	with sales charge[5]	11.20%

Class R6		12.22%

Institutional Class[6]		12.60%

Institutional Service Class[6]		12.50%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on June 29, 2004.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 1% after 6 years.

[5]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Global Natural Resources Fund, Goldman Sachs Natural Resources Index (a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	Goldman Sachs Natural Resources Index is an unmanaged, modified capitalization-weighted sector index of U.S.-traded natural resource-related stocks; includes companies in the categories of extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

*	The Shareholder Expense Example is not required for Funds that are operational less than six months.

2004 Annual Report 21

Gartmore Global Natural Resources Fund

Sector Series

Portfolio Summary
(October 31, 2004)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a schedule of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	95.0%
Repurchase Agreement	2.8%
Other Assets in excess of Liabilities	2.2%

100.0%

Top Industries

Oil Company — Integrated	31.2%
Oil Company — Exploration & Production	17.5%
Oil & Gas Drilling	7.7%
Oil Field Services	7.4%
Energy	5.2%
Raw Materials	4.5%
Paper and Related Products	4.1%
Pipelines — Domestic	3.4%
Gold Mining	3.0%
Machinery — Construction & Mining	2.6%
Other Industries	13.4%

100.0%

Top Holdings

Exxon Mobil Corp.	8.5%
ChevronTexaco Corp.	7.6%
BP PLC - ADR - GB	5.8%
ConocoPhillips	5.1%
Royal Dutch Petroleum Co.	4.3%
Halliburton Co.	3.7%
Schlumberger Ltd.	3.6%
Nabors Industries, Ltd.	3.4%
Newmont Mining Corp.	3.0%
BJ Services Co.	2.9%
Other Holdings	52.1%

100.0%

22 Annual Report 2004

Statement of Investments
October 31, 2004

Gartmore Global Natural Resources Fund

Common Stocks (95.0%)

	Shares or
	Principal Amount	Value

Chemicals Specialty (0.9%)
Ashland, Inc.	570	$32,843

Coal Mining (2.0%)
Peabody Energy Corp.	1,100	70,158

Copper Production (1.5%)
Phelps Dodge Corp.	607	53,137

Energy (5.2%)
Arch Coal, Inc.	1,286	41,821
BJ Services Co.	2,000	101,999
KFx, Inc. (b)	2,305	21,529
Murphy Oil Corp.	200	16,004

		181,353

Gold Mining (3.0%)
Newmont Mining Corp.	2,200	104,544

Industrial Gases (0.9%)
Praxair, Inc.	770	32,494

Machinery - Construction & Mining (2.6%)
Bucyrus International, Inc., Class A	1,400	42,000
Joy Global, Inc.	1,400	47,306

		89,306

Metal - Aluminum (0.5%)
Alcan, Inc.	350	16,212

Oil & Gas Drilling (7.7%)
GlobalSantaFe Corp.	2,350	69,325
Grey Wolf, Inc. (b)	4,950	25,641
Nabors Industries, Ltd. (b)	2,437	119,705
Noble Corp. (b)	800	36,544
Patterson - UTI Energy, Inc.	890	17,115

		268,330

Oil Company - Exploration & Production (17.5%)
Apache Corp.	1,637	82,996
Burlington Resources, Inc.	1,670	69,305
Chesapeake Energy Corp.	1,100	17,688
EnCana Corp.	1,050	51,870
EOG Resources, Inc.	1,020	67,891
Noble Energy, Inc.	1,200	69,600
Quicksilver Resources, Inc. (b)	2,722	86,097
Transocean Sedco Forex, Inc. (b)	2,100	74,025
Ultra Petroleum Corp. (b)	790	38,394
XTO Energy, Inc.	1,633	54,510

		612,376

Oil Company - Integrated (31.2%)
BP PLC - ADR - GB	3,472	202,244
ChevronTexaco Corp.	5,000	265,300
ConocoPhillips	2,100	177,051
Exxon Mobil Corp.	6,000	295,319
Royal Dutch Petroleum Co.	2,800	151,872

		1,091,786

Oil Field Services (7.4%)
Halliburton Co.	3,500	129,640
Schlumberger Ltd.	2,025	127,454

		257,094

Oil Refining & Marketing (0.5%)
Sunoco, Inc.	230	17,103

Paper & Related Products (4.1%)
Georgia-Pacific Corp.	1,700	58,803
International Paper Co.	2,200	84,722

		143,525

Pipelines - Domestic (3.4%)
Enbridge, Inc.	1,200	52,093
Questar Corp.	250	12,000
The Williams Companies, Inc.	4,500	56,295

		120,388

Raw Materials (4.5%)
Alcoa, Inc.	2,700	87,750
Vulcan Materials Co.	1,400	69,692

		157,442

Steel Production (2.1%)
International Steel Group, Inc. (b)	1,472	54,361
United States Steel Corp.	475	17,442

		71,803

Total Common Stocks		3,319,894

2004 Annual Report 23

Statement of Investments (Continued)
October 31, 2004

Gartmore Global Natural Resources Fund (Continued)

Sector Series

Repurchase Agreements (2.8%)

	Shares or
	Principal Amount	Value

CS First Boston, 1.75%, dated 10/29/04, due 11/1/04, repurchase price $40,218 (Fully collateralized by AA Rated Corporate Bonds)	$40,216	$40,216
Nomura Securities, 1.75%, dated 10/29/04, due 11/1/04, repurchase price $56,195 (Fully collateralized by U.S. Agency Securities)	56,192	56,192

Total Repurchase Agreements		96,408

Total Investments (Cost $3,167,954) (a) — 97.8%		3,416,302
Other assets in excess of liabilities — 2.2%		77,490

NET ASSETS — 100.0%		$3,493,792

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Non-income producing securities.

ADR      American Depositary Receipt

UK       United Kingdom

See notes to financial statements.

24 Annual Report 2004

Sector Series

Gartmore Global Technology and Communications Fund

For the annual period ended Oct. 31, 2004, the Gartmore Global Technology and Communications Fund returned -8.81% (Class A at NAV) versus -2.58% for its benchmark, the Goldman Sachs Technology Composite Index. For broader comparison, the average return for the Fund’s Lipper peer category of Science & Technology Funds was -3.14%.

Technology stocks began the reporting period in a bullish mode, building on a broad-based rally that began in March 2003. The U.S. economy, however, continued to decelerate and, as the period progressed, investors responded by rotating money out of technology stocks and into sectors considered to be more defensive, such as consumer staples and energy. Demand for technology products and services was limited by consumers’ considerable debt and by cautious business spending, which may have been a result of uncertainty about the U.S. presidential election and concerns about higher energy costs.

The Fund was helped by its investments in Internet stocks, including Yahoo! Inc. and eBay Inc. Yahoo!, the Fund’s largest holding at period-end, was particularly successful in attracting Internet users to its Web site, enabling the company to maintain favorable profit margins for its online advertising services. Apple Computer, Inc. was another contributor, as the stock more than doubled, mainly due to robust demand for the company’s iPod digital music player. Synaptics Inc., a maker of touchpad technologies for laptop computers, also was a standout, aided by strong demand for touch keypad, keyboards and other computer input devices.

On the negative side, performance suffered because of an underweighting in the computers and peripherals area, which held up better than most other technology subsectors. In addition, shares of SanDisk Corp., a maker of the flash memory cards used in digital cameras, multimedia cellular phones and other digital devices, fell sharply during the period. Although this holding fit well with our theme of investing in companies that support the growing digital communications area, this Fund holding was hurt by excessive capacities additions and weak pricing. In the software segment, PalmSource, Inc., a provider of operating systems for handheld devices, experienced a 41% decline in share price, resulting in -0.71% loss to the Fund. Investors feared that PalmSource, recently spun off from handheld device maker palmOne, would have trouble competing with Microsoft and other rivals.

Although growth stocks and tech stocks in particular struggled during this period, we are moderately optimistic about their prospects in 2005. Many Wall Street analysts have scaled back their individual company forecasts, which could open the door for upside surprises. And, while interest rates are rising, we believe the Fed will do its tightening at a gradual pace which should not jeopardize the economic recovery. Energy prices are moderating which should help spending by individuals and businesses. We will be looking at the areas of broadband penetration, internet security, e-commerce, digital radio/satellite, India’s IT companies and online travel to include companies with strong end-user demand and growing markets.

Portfolio Managers: Aaron Harris and Chip Zhu

Class A: GAGTX
Class B: GBGTX
Class C: GCGTX
Class R: GGTRX
Institutional Service Class: GIGTX
Institutional Class: GGTIX

2004 Annual Report 25

Sector Series

Gartmore Global Technology and Communications Fund

Fund Performance

Average Annual Total Return

(For Periods Ended October 31, 2004)

		One year	Inception[1]

Class A	without sales charge[2]	-8.81%	-19.99%
	with sales charge[3]	-14.15%	-21.08%

Class B	without sales charge[2]	-9.55%	-20.57%
	with sales charge[4]	-14.07%	-20.91%

Class C5	without sales charge[2]	-9.50%	-20.46%
	with sales charge[6]	-10.40%	-20.46%

Class R [7,9]		-9.28%	-20.52%

Institutional Class[8,9]		-8.67%	-19.68%

Institutional Service Class[8,9]		-8.93%	-19.73%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on June 30, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (12/31/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[9]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Global Technology and Communications Fund, Morgan Stanley High-Tech 35 Index (Morgan Stanley High-Tech)(old)(a), Goldman Sachs Technology Composite Index(GSTI®)(new)(b) and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Morgan Stanley High-Tech(old) is an equal dollar-weighted index of 35 stocks in nine different technology subsectors.

(b)	The GSTI®(new) is an unmanaged, modified, market capitalization-weighted index that is designed to measure the performance of companies in the technology sector.

(c)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

26 Annual Report 2004

Gartmore Global Technology and Communications Fund
Shareholder
Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2004, and continued to hold your shares at the end of the reporting period, October 31, 2004. Per SEC requirements, the examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended October 31, 2004.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2004)

			Beginning	Ending
Global Technology and			Account Value	Account Value	Expenses Paid		Annualized
Communications Fund			5/1/04	10/31/04	During Period*		Expense Ratio

Class A	Actual		$1,000	$994	$8.57		1.71%
	Hypothetical	[1]	$1,000	$1,016	$8.70		1.71%

Class B	Actual		$1,000	$991	$12.01		2.40%
	Hypothetical	[1]	$1,000	$1,013	$12.22		2.40%

Class C	Actual		$1,000	$991	$12.01		2.40%
	Hypothetical	[1]	$1,000	$1,013	$12.22		2.40%

Class R	Actual		$1,000	$994	$9.62		1.92%
	Hypothetical	[1]	$1,000	$1,015	$9.77		1.92%

Institutional Service Class	Actual		$1,000	$994	$8.12		1.62%
	Hypothetical	[1]	$1,000	$1,017	$8.25		1.62%

Institutional Class (a)	Actual		$1,000	$940	$4.60	(b)	1.40%
	Hypothetical	[1]	$1,000	$1,010	$4.78	(b)	1.40%

(a)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(b)	Expense are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 124/366 (to reflect the period).

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

1    Represents the hypothetical 5% annual return before expenses.

2004 Annual Report 27

Gartmore Global Technology and Communications Fund

Sector Series

Portfolio Summary
(October 31, 2004)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a schedule of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	89.2%
Repurchase Agreements	2.1%
Other Investments*	10.2%
Other Assets in excess of Liabilities**	-1.5%

100.0%

*	Includes value of collateral received form securities lending.

**	Includes value of collateral owed from securities lending.

Top Industries

Computer Software	28.2%
Computer Services	12.9%
Internet Security	6.1%
Wireless Equipment	5.9%
Internet Services/Software	5.9%
Semiconductors	4.1%
Electronic Components	3.7%
Radio	3.7%
Applications Software	3.6%
Telecommunication Equipment	3.5%
Other Industries	22.4%

100.0%

Top Holdings

Yahoo, Inc.	4.8%
XM Satellite Radio Holdings, Inc., Class A	3.7%
Apple Computer, Inc.	3.4%
Intel Corp.	2.8%
eBay, Inc.	2.5%
Intuit, Inc.	2.5%
Aladdin Knowledge Systems	2.2%
Jupitermedia Corp.	2.2%
Motorola, Inc.	2.2%
Infosys Technologies Ltd. ADR - IN	2.2%
Other Holdings	71.5%

100.0%

28 Annual Report 2004

Statement of Investments
October 31, 2004

Gartmore Global Technology and Communications Fund

Common Stocks (89.2%)

	Shares or
	Principal Amount	Value

Applications Software (3.6%)
MICROS Systems, Inc. (b)	2,400	$141,888
Satyam Computer Services Ltd. ADR - IN	6,700	176,009

		317,897

Computer Hardware (3.4%)
Apple Computer, Inc. (b)	5,600	294,168

Computer Services (12.9%)
Cognizant Technology Solutions Corp., Class A (b)	5,400	183,600
Jupitermedia Corp. (b)	9,800	194,383
Kanbay International, Inc. (b)	3,700	88,393
Radware Ltd. (b)	2,700	66,690
Research in Motion Ltd. (b)	2,000	176,400
Yahoo, Inc. (b)	11,500	416,185

		1,125,651

Computer Software (28.2%)
Adobe Systems, Inc.	2,000	112,060
AutoDesk, Inc.	2,400	126,600
Business Objects S.A. ADR - FR (b)	5,000	127,600
Computer Associates International, Inc.	4,600	127,466
Compuware Corp. (b)	18,900	109,431
Infosys Technologies Ltd. ADR - IN	2,900	192,850
Intuit, Inc. (b)	4,800	217,727
Kronos, Inc. (b)	3,200	156,960
McAfee, Inc. (b)	5,900	142,780
McDATA Corp., Class B (b)	29,000	174,000
Micromuse, Inc. (b)	9,200	39,468
Microsoft Corp.	5,600	156,744
Open Solutions, Inc. (b)	6,700	188,706
Oracle Corp. (b)	13,400	169,644
PalmSource, Inc. (b)	4,000	89,680
Sun Microsystems, Inc. (b)	11,300	51,189
Synaptics, Inc. (b)	4,400	139,216
Wind River Systems, Inc. (b)	9,500	127,205

		2,449,326

E-Commerce (3.4%)
eBay, Inc. (b)	2,200	214,742
eLong, Inc. (b)	6,000	81,600

		296,342

Electronic Components (3.7%)
AMX Corp. (b)	4,100	79,827
Intel Corp.	11,100	247,086

		326,913

Internet Security (6.1%)
Aladdin Knowledge Systems (b)	7,800	196,170
Symantec Corp. (b)	2,800	159,432
VeriSign, Inc. (b)	6,600	177,078

		532,680

Internet Services/ Software (5.9%)
Akamai Technologies, Inc. (b)	5,200	72,020
Ask Jeeves, Inc. (b)	2,300	59,294
F5 Networks, Inc. (b)	3,500	139,825
J2 Global Communications, Inc. (b)	4,800	144,720
Sapient Corp. (b)	6,900	55,545
Shanda Interactive Entertainment Ltd. (b)	1,300	39,506

		510,910

Investment Companies (1.0%)
Harris & Harris Group, Inc. (b)	7,600	90,364

Radio (3.7%)
XM Satellite Radio Holdings, Inc., Class A (b)	10,000	323,200

Semiconductors (4.1%)
Freescale Semiconductor, Inc. (b)	8,000	124,320
Marvel Technology Group Ltd. (b)	6,100	174,277
National Semiconductor Corp.	3,600	60,120

		358,717

Telecom Equipment (2.7%)
Digi International, Inc. (b)	9,500	130,055
SBA Communications Corp. (b)	12,900	107,973

		238,028

Telecom Services (1.1%)
Ubiquitel, Inc. (b)	17,200	97,524

Telecommunication Equipment (3.5%)
Comverse Technology, Inc. (b)	5,200	107,328
NII Holdings, Inc., Class B (b)	1,900	84,113
Telefonaktiebolaget LM Ericsson ADR - SE (b)	3,800	109,858

		301,299

Wireless Equipment (5.9%)
American Tower Corp. (b)	9,100	156,429
Motorola, Inc.	11,200	193,312
QUALCOMM, Inc.	4,000	167,240

		516,981

Total Common Stocks		7,780,000

2004 Annual Report 29

Statement of Investments (Continued)
October 31, 2004

Gartmore Global Technology and Communications Fund (Continued)

Sector Series

Repurchase Agreements (2.1%)

	Shares or
	Principal Amount	Value

CS First Boston, 1.75%, dated 10/29/04, due 11/01/04, repurchase price $76,202 (Fully collateralized by Treasury Notes and U.S. Agency Securities)	$76,191	$76,191
Nomura Securities, 1.75% dated 10/29/04, due 11/01/04, repurchase price $106,472 (Fully collateralized by AA Corporate Bonds and U.S. Agency Securities)	106,456	106,456

Total Repurchase Agreements		182,647

Short-Term Securities Held as Collateral for Securities Lending (10.2%)
Pool of short-term securities for Gartmore Mutual Funds — footnote 2 (Securities Lending)	889,381	889,381

Total Short-Term Securities Held as Collateral for Securities Lending		889,381

Total Investments (Cost $8,283,406) (a) — 101.5%		8,852,028
Liabilities in excess of other assets — (1.5%)		(128,118)

NET ASSETS — 100.0%		$8,723,910

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

ADR   American Depositary Receipt

FR    France

IN    India

SE    Sweden

See notes to financial statements.

30 Annual Report 2004

Sector Series

Gartmore Global Utilities Fund

For the annual period ended Oct. 31, 2004, the Gartmore Global Utilities Fund returned 31.81% (Class A at NAV) versus 24.49% for its benchmark, 60% Morgan Stanley Capital International (MSCI) World Telecommunication Services Index/40% MSCI World Utilities Index. For broader comparison, the average return for the Fund’s Lipper peer category of Utility Funds was 22.78%.

The Fund invests in equities whose primary business operations are in the utility sector or related industries. These include companies that provide services to the public in areas such as telecommunications, cable television, radio, transportation, water and energy. Utility companies have traditionally paid above-average dividends, but the Fund also focuses on companies that have strong growth potential.

High electricity prices—caused mainly by high prices for input materials such as gas, oil and coal—drove strong revenue growth for many companies in the utilities sector. Fund performance benefited from this environment, yet the Fund outperformed its benchmark primarily because sector allocation and stock selection decisions succeeded in adding alpha (risk-adjusted returns largely attributed to the manager’s stock and/or sector selection) to the portfolio. In particular, we increased the Fund’s utilities and wireless telecommunications holdings while decreasing positions in traditional telecommunications companies, an area that experienced more moderate growth rates.

Within the utilities sector, electric utilities contributed most to Fund returns, followed by oil and gas, multi-utilities and unregulated power companies. Texas-based TXU Corp. and Scandinavia-based Fortum—both of which benefited from high electricity prices—were notable contributors to the Fund’s performance. TXU also brought in a new management team and embarked on a program to pay down company debt and increase payouts to shareholders, while Fortum performed well due to its announcement that it would spin off its oil refinery business.

We chose to purchase the stocks of wireless telecommunications providers over fixed-line providers because we believe that the area offers higher growth potential. This decision added to Fund returns as several wireless providers made strong contributions to the Fund’s performance. Vodafone Group PLC and Verizon Communications Inc., for example, added more than 5% to returns. Within this sector, however, the Fund’s underweight position in France Telecom detracted from returns relative to the blended index.

Both the utilities and telecommunications sectors appear well positioned to maintain their strong growth into 2005. In general, management teams within these sectors are showing discipline, paying dividends and repurchasing company stock—three positive indicators for stock prices. We also believe that the high energy prices that have boosted utilities’ revenues during the past year will continue to provide a tailwind for these companies throughout the year to come. Within the telecommunications services sector, we plan to remain focused on wireless providers because new third-generation handsets as well as further expansion into developing markets should provide new revenue sources for those companies.

Portfolio Manager: Ben Walker

Class A: GGUAX
Class B: GGUBX
Class C: GGUCX
Class R: GLURX
Institutional Service Class: GUISX
Institutional Class: GLUIX

2004 Annual Report 31

Sector Series

Gartmore Global Utilities Fund

Fund Performance

Average Annual Total Return

(For periods ended October 31, 2004)

		One year	Inception[1]

Class A	without sales charge[2]	31.81%	3.61%
	with sales charge[3]	24.16%	1.50%

Class B	without sales charge[2]	30.86%	2.85%
	with sales charge[4]	25.86%	1.85%

Class C	without sales charge[2]	30.90%	2.86%
	with sales charge[5]	29.90%	2.86%

Class R [6,8]		31.46%	3.01%

Institutional Class[7,8]		32.13%	3.89%

Institutional Service Class[8]		32.13%	3.89%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on December 18, 2001.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns until the creation of Class R shares (12/31/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[7]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[8]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Global Utilities Fund, Morgan Stanley Capital International World Telecommunications Services Index (MSCI World Telecom)(a), Morgan Stanley Capital International World Utilities Index (MSCI World Utilities)(b), Composite Index (Composite)(c) and the Consumer Price Index (CPI)(d) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI World Telecom is an unmanaged index representative of the stocks in the global utilities sector and is based on 23 developed market country indices.

(b)	The MSCI World Utilities is made up of industry groups such as electric, gas, multi utilities and unregulated power and water.

(c)	The Composite is a combination of 60% MSCI World Telecom and 40% MSCI World Utilities Indices.

(d)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

32 Annual Report 2004

Gartmore Global Utilities Fund
Shareholder
Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2004, and continued to hold your shares at the end of the reporting period, October 31, 2004. Per SEC requirements, the examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended October 31, 2004.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2004)

			Beginning	Ending
			Account Value	Account Value	Expenses Paid		Annualized
Global Utilities Fund			5/1/04	10/31/04	During Period*		Expense Ratio

Class A	Actual		$1,000	$1,157	$7.86		1.45%
	Hypothetical	[1]	$1,000	$1,018	$7.38		1.45%

Class B	Actual		$1,000	$1,153	$11.91		2.20%
	Hypothetical	[1]	$1,000	$1,014	$11.20		2.20%

Class C	Actual		$1,000	$1,153	$11.91		2.20%
	Hypothetical	[1]	$1,000	$1,014	$11.20		2.20%

Class R	Actual		$1,000	$1,156	$9.27		1.71%
	Hypothetical	[1]	$1,000	$1,016	$8.70		1.71%

Institutional Service Class	Actual		$1,000	$1,159	$6.51		1.20%
	Hypothetical	[1]	$1,000	$1,019	$6.11		1.20%

Institutional Class (a)	Actual		$1,000	$1,122	$4.31	(b)	1.20%
	Hypothetical	[1]	$1,000	$1,011	$4.10	(b)	1.20%

(a)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(b)	Expense are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 124/366 (to reflect the period).

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

1    Represents the hypothetical 5% annual return before expenses.

2004 Annual Report 33

Gartmore Global Utilities Fund

Sector Series

Portfolio Summary
(October 31, 2004)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a schedule of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	99.3%
Participation Notes	0.3%
Other Assets in excess of Liabilities	0.4%

100.0%

Top Countries

United States	34.5%
United Kingdom	25.5%
Spain	7.8%
Japan	5.8%
Italy	5.8%
Germany	5.2%
France	3.5%
Finland	3.0%
Austria	2.4%
Portugal	1.8%
Other Countries	4.7%

100.0%

Top Holdings

Vodafone Group PLC	10.0%
Telefonica SA	6.0%
Verizon Communications, Inc.	5.9%
E. ON AG	3.6%
TXU Corp.	3.6%
Telecom Italia SpA	3.5%
Exelon Corp.	3.3%
Suez SA	3.0%
Fortum Oyj	3.0%
SBC Communications, Inc.	2.7%
Other Holdings	55.4%

100.0%

34 Annual Report 2004

Statement of Investments
October 31, 2004

Gartmore Global Utilities Fund

Common Stocks (99.3%)

	Shares or
	Principal Amount	Value

AUSTRIA (2.4%)
Oil & Gas Utility (2.0%)
OMV AG (c)	552	$132,491

Telecommunications (0.4%)
Telekom Austria AG (c)	1,965	29,803

		162,294

CANADA (1.6%)
Telecommunications (1.6%)
BCE, Inc.	4,576	106,132

FINLAND (3.0%)
Oil & Gas Utility (3.0%)
Fortum Oyj (c)	13,061	199,731

FRANCE (3.5%)
Oil & Gas Utility (0.5%)
Total SA (c)	156	32,465

Water Utility (3.0%)
Suez SA (c)	8,753	204,478

		236,943

GERMANY (5.2%)
Gas & Electric Utility (5.2%)
E. ON AG (c)	2,975	242,635
Rwe AG (c)	2,080	110,081

		352,716

HONG KONG (0.3%)
Electric Utility (0.3%)
CLP Holdings Ltd. (c)	3,000	17,226

ITALY (5.8%)
Electric Utility (1.3%)
Enel SpA (c)	9,369	84,603

Gas Utility (0.3%)
Snam Rete Gas SpA (c)	4,491	22,775

Oil & Gas Drilling (0.5%)
Saipem SpA (c)	3,149	36,266

Telecommunications (3.7%)
Telecom Italia SpA (c)	70,280	233,951
Telecom Italia Di RISP (c)	5,060	12,584

		246,535

		390,179

JAPAN (5.8%)
Electric Utility (3.8%)
Chubu Electric Power Co., Inc. (c)	2,600	56,437
Kansai Electric Power Co., Inc. (c)	2,200	41,162
Kyushu Electric Power Co., Inc. (c)	1,800	35,597
Tohoku Electric Power Co., Inc. (c)	1,800	30,664
Tokyo Electric Power Co., Inc. (c)	4,300	97,202

		261,062

Gas Utility (0.8%)
Osaka Gas Co. Ltd. (c)	10,000	28,910
Tokyo Gas Co. Ltd. (c)	6,000	22,336

		51,246

Telecommunications (1.2%)
Nippon Telegraph & Telephone Corp. (c)	19	80,639

		392,947

LUXEMBOURG (1.2%)
Oil & Gas Utility (1.2%)
Stolt Offshore SA (b) (c)	15,891	80,097

NORWAY (0.4%)
Telecommunications (0.4%)
Telenor ASA (c)	3,079	24,525

PORTUGAL (1.8%)
Telecommunications (1.8%)
Portugal Telecom SA (c)	10,784	121,559

SINGAPORE (0.5%)
Telecommunications (0.5%)
Singapore Telecommunications Ltd. (c)	22,285	32,414

SPAIN (7.8%)
Gas & Electric Utility (1.8%)
Union Fenosa SA (c)	5,033	122,512

Telecommunications (6.0%)
Telefonica SA (c)	24,264	401,572

Television (0.0%)
Antena 3 Television SA (b) (c)	34	2,179

		526,263

UNITED KINGDOM (25.5%)
Electric Utility (6.3%)
International Power PLC (b) (c)	44,735	132,086
National Grid Transco PLC (c)	8,820	76,781
Scottish & Southern Energy PLC (c)	7,416	113,523
Scottish Power PLC (c)	12,220	98,764

		421,154

2004 Annual Report 35

Statement of Investments (Continued)
October 31, 2004

Gartmore Global Utilities Fund (Continued)

Sector Series

Common Stocks (continued)

	Shares or
	Principal Amount	Value

UNITED KINGDOM (continued)
Gas & Electric Utility (0.5%)
Centrica PLC (c)	7,009	$30,979

Telecommunications (9.9%)
Vodafone Group PLC (c)	262,405	673,449

Transportation (1.2%)
Peninsular and Oriental Steam Navigation Co. (c)	16,380	80,469

Water Utility (7.6%)
AWG PLC (b) (c)	5,135	68,593
Northumbrian Water Group PLC (c)	40,932	113,102
Pennon Group PLC (c)	8,505	143,535
Severn Trent PLC (c)	1,653	27,756
United Utilities PLC (c)	7,179	75,689
United Utilities PLC, Class A (c)	11,165	79,580

		508,255

		1,714,306

UNITED STATES (34.5%)
Electric Utility (7.7%)
AES Corp. (b)	2,220	24,198
Dominion Resources, Inc.	1,191	76,605
Duke Energy Corp.	6,950	170,484
Edison International	921	28,091
Entergy Corp.	862	56,340
PPL Corp.	2,872	149,344
Southern Co. (The)	374	11,815

		516,877

Gas & Electric Utility (9.0%)
Exelon Corp.	5,582	221,159
Questar Corp.	2,948	141,504
TXU Corp.	3,918	239,860

		602,523

Gas Utility (0.8%)
FirstEnergy Corp.	1,285	53,109

Oil & Gas Utility (3.8%)
ConocoPhillips	1,494	125,959
EOG Resources, Inc.	1,959	130,391

		256,350

Telecommunications (13.2%)
AT&T Corp.	2,939	50,286
BellSouth Corp.	3,401	90,705
Nextel Communications, Inc., Class A (b)	4,273	113,192
SBC Communications, Inc.	7,153	180,685
Sprint Corp.	2,499	52,354
Verizon Communications, Inc.	10,150	396,864

		884,086

		2,312,945

Total Common Stocks		6,670,277

Participation Notes (0.3%)
United States (0.3%)
Tobacco (0.3%)
National Thermal (b) (c)	$15,300	20,655

Total Participation Notes		20,655

Total Investments (Cost $6,148,096) (a) — 99.6%		6,690,932
Other assets in excess of liabilities — 0.4%		28,331

NET ASSETS — 100.0%		$6,719,263

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Non-income producing securities.

(c)	Fair Valued Security.

See notes to financial statements.

36 Annual Report 2004

Statements of Assets and Liabilities
October 31, 2004

	Gartmore Global	Gartmore Global	Gartmore Global	Gartmore Global
	Financial	Health	Natural	Technology and
	Services Fund	Sciences Fund	Resources Fund	Communications Fund

Assets:
Investments, at value (cost $5,609,392; $13,640,485; $3,071,546; $8,100,759; and $6,148,096; respectively)	$5,998,806	$13,749,132	$3,319,894	$8,669,381
Repurchase agreements, at cost	309,905	2,394,173	96,408	182,647

Total Investments	6,308,711	16,143,305	3,416,302	8,852,028

Foreign currency, at value (cost $2; $0; $0; $176,570 and $13; respectively)	2	—	—	176,384
Interest and dividends receivable	7,236	8,021	1,513	2,139
Receivable for investments sold	206,910	1,586,550	236,896	1,302,504
Receivable from adviser	6,615	4,923	8,042	5,916
Reclaims receivable	2,253	—	—	—
Prepaid expenses and other assets	12,790	11,766	40,125	28,672

Total Assets	6,544,517	17,754,565	3,702,878	9,478,262

Liabilities:
Payable to custodian	—	—	—	—
Payable for investments purchased	195,597	2,258,385	199,528	741,805
Unrealized depreciation on forward foreign currency contracts	—	—	—	—
Payable for return of collateral received for securities on loan	—	779,449	—	889,381
Accrued expenses and other payables
Investment advisory fees	4,761	11,359	2,636	6,292
Fund administration and transfer agent fees	3,610	2,957	1,929	2,206
Distribution fees	2,316	3,981	23	1,581
Administrative servicing fees	11	1,983	6	668
Other	447	673	4,964	1,800

Total Liabilities	206,742	3,058,787	209,086	1,643,733

Net Assets	$6,337,775	$14,695,778	$3,493,792	$8,723,910

Represented by:
Capital	$5,507,978	$14,711,824	$3,114,692	$15,064,701
Accumulated net investment income (loss)	3,066	—	1,052	—
Accumulated net realized gains (losses) from investment and foreign currency transactions	437,062	(124,693)	129,700	(6,909,227)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	389,669	108,647	248,348	568,436

Net Assets	$6,337,775	$14,695,778	$3,493,792	$8,723,910

Net Assets:
Class A Shares	$2,456,561	$6,143,564	$107,371	$2,991,296
Class B Shares	1,071,922	1,076,058	1,121	1,063,754
Class C Shares	1,087,941	2,092,232	6,128	78,682
Class R Shares	1,079	977	1,123	923
Institutional Service Class Shares	1,045,800	4,978,656	1,125	4,357,906
Institutional Class Shares	674,472	404,291	3,376,924	231,349

Total	$6,337,775	$14,695,778	$3,493,792	$8,723,910

Shares outstanding (unlimited number of shares authorized):
Class A Shares	196,644	612,196	9,557	850,683
Class B Shares	87,117	110,037	100	312,404
Class C Shares	88,425	213,838	546	22,934
Class R Shares	88	100	100	270
Institutional Service Class Shares	83,312	491,321	100	1,219,443
Institutional Class Shares	53,739	39,865	300,526	64,677

Total	509,325	1,467,357	310,929	2,470,411

Net asset value:
Class A Shares	$12.49	$10.04	$11.23	$3.52
Class B Shares (a)	$12.30	$9.78	$11.21	$3.41
Class C Shares (b)	$12.30	$9.78	$11.21	$3.43
Class R Shares	$12.31	$9.81	$11.22	$3.42
Institutional Service Class Shares	$12.55	$10.13	$11.23	$3.57
Institutional Class Shares	$12.55	$10.14	$11.24	$3.58
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$13.25	$10.65	$11.92	$3.73

Maximum Sales Charge — Class A Shares	5.75%	5.75%	5.75%	5.75%

[Additional columns below]

[Continued from above table, first column(s) repeated]

Gartmore Global
Utilities Fund

Assets:
Investments, at value (cost $5,609,392; $13,640,485; $3,071,546; $8,100,759; and $6,148,096; respectively)	$6,690,932
Repurchase agreements, at cost	—

Total Investments	6,690,932

Foreign currency, at value (cost $2; $0; $0; $176,570 and $13; respectively)	13
Interest and dividends receivable	17,251
Receivable for investments sold	338,896
Receivable from adviser	6,361
Reclaims receivable	527
Prepaid expenses and other assets	12,389

Total Assets	7,066,369

Liabilities:
Payable to custodian	55,897
Payable for investments purchased	278,581
Unrealized depreciation on forward foreign currency contracts	699
Payable for return of collateral received for securities on loan	—
Accrued expenses and other payables
Investment advisory fees	3,842
Fund administration and transfer agent fees	3,563
Distribution fees	3,896
Administrative servicing fees	6
Other	622

Total Liabilities	347,106

Net Assets	$6,719,263

Represented by:
Capital	$6,047,417
Accumulated net investment income (loss)	9,746
Accumulated net realized gains (losses) from investment and foreign currency transactions	119,535
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	542,565

Net Assets	$6,719,263

Net Assets:
Class A Shares	$1,190,423
Class B Shares	885,344
Class C Shares	3,555,898
Class R Shares	1,182
Institutional Service Class Shares	836,727
Institutional Class Shares	249,689

Total	$6,719,263

Shares outstanding (unlimited number of shares authorized):
Class A Shares	109,481
Class B Shares	82,330
Class C Shares	331,011
Class R Shares	110
Institutional Service Class Shares	76,698
Institutional Class Shares	22,885

Total	622,515

Net asset value:
Class A Shares	$10.87
Class B Shares (a)	$10.75
Class C Shares (b)	$10.74
Class R Shares	$10.78
Institutional Service Class Shares	$10.91
Institutional Class Shares	$10.91
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.53

Maximum Sales Charge — Class A Shares	5.75%

(a)	For Class B shares, the redemption price per share varies by length of time shares are held.
(b)	For Class C shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See notes to financial statements.

2004 Annual Report 37

Sector Series

Statements of Operations
For the Year Ended October 31, 2004

	Gartmore Global	Gartmore Global	Gartmore	Gartmore Global	Gartmore Global
	Financial Services	Health Sciences	Global Natural	Technology and	Utilities
	Fund	Fund	Resources Fund (a)	Communications Fund	Fund

INVESTMENT INCOME:
Interest income	$2,892	$10,003	$855	$3,094	$1,015
Dividend income (net of foreign withholding tax of $10,582; $0; $0; $35 and $7,178; respectively)	145,076	102,307	16,097	21,537	102,322
Income from securities lending	—	62	—	—	—

Total Income	147,968	112,372	16,952	24,631	103,337

Expenses:
Investment advisory fees	54,371	117,729	9,752	91,528	29,771
Fund administration and transfer agent fees	13,020	17,434	2,937	15,818	11,937
Distribution fees Class A	5,961	13,179	26	8,376	2,054
Distribution fees Class B	10,228	10,609	4	11,262	7,486
Distribution fees Class C	10,131	5,316	7	694	15,719
Distribution fees Class R	3	3	1	3	3
Administrative servicing fees Class A	89	4,908	5	1,991	24
Administrative servicing fees Class R	2	2	1	2	2
Administrative servicing fees Institutional Service Class	—	10,829	—	10,860	—
Registration and filing fees	50,441	48,168	11,635	44,524	49,546
Printing fees	855	2,025	1,900	4,806	463
Other	2,817	5,377	9,808	8,112	3,379

Total expenses before reimbursed expenses	147,918	235,579	36,076	197,976	120,384
Expenses reimbursed	(42,529)	(37,526)	(21,945)	(29,954)	(47,596)

Total Expenses	105,389	198,053	14,131	168,022	72,788

Net Investment Income (Loss)	42,579	(85,681)	2,821	(143,391)	30,549

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	459,094	43,803	129,700	(1,128,733)	867,401
Net realized gains (losses) on foreign currency transactions	(3,489)	(1,962)	—	(1,070)	(7,922)

Net realized gains (losses) on investment and foreign currency transactions	455,605	41,841	129,700	(1,129,803)	859,479
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	203,356	127,705	248,348	176,659	302,803

Net realized/unrealized gains (losses) on investments and foreign currencies	658,961	169,546	378,048	(953,144)	1,162,282

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$701,540	$83,865	$380,869	$(1,096,535)	$1,192,831

(a)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

See notes to financial statements.

38 Annual Report 2004

Statements of Changes in Net Assets

	Gartmore Global			Gartmore Global		Gartmore Global
	Financial Services Fund			Health Sciences Fund		Natural Resources Fund
	Year Ended		Year Ended	Year Ended	Year Ended	Period Ended
	October 31, 2004		October 31, 2003	October 31, 2004	October 31, 2003	October 31, 2004 (a)

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$42,579		$15,765	$(85,681)	$(47,261)	$2,821
Net realized gains (losses) on investment and foreign currency transactions	455,605		401,100	41,841	1,313,790	129,700
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	203,356		475,644	127,705	(129,330)	248,348

Change in net assets resulting from operations	701,540		892,509	83,865	1,137,199	380,869

Distributions to Class A Shareholders from:
Net investment income	(19,336)		(1,596)	—	—	(87)
Net realized gains on investments	(148,606)		—	(318,186)	—	—
Distributions to Class B Shareholders from:
Net investment income	(2,631)		(179)	—	—	—
Net realized gains on investments	(86,510)		—	(75,061)	—	—
Distributions to Class C Shareholders from:
Net investment income	(2,660)		(177)	—	—	—
Net realized gains on investments	(83,988)		—	(13,473)	—	—
Distributions to Class R Shareholders from:
Net investment income	(6	) (b)	—	—	—	—
Distributions to Institutional Service Class Shareholders from:
Net investment income	(9,744)		(2,031)	—	—	(2)
Net realized gains on investments	(83,737)		—	(300,573)	—	—
Distributions to Institutional Class Shareholders from:
From net investment income	(1,601	) (a)	—	—	—	(5,728)

Change in net assets from shareholder distributions	(438,819)		(3,983)	(707,293)	—	(5,817)

Change in net assets from capital transactions	2,165,480		337,681	6,457,494	3,994,720	3,118,740

Change in net assets	2,428,201		1,226,207	5,834,066	5,131,919	3,493,792
Net Assets:
Beginning of period	3,909,574		2,683,367	8,861,712	3,729,793	—

End of period	$6,337,775		$3,909,574	$14,695,778	$8,861,712	$3,493,792

(a)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(b)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

See notes to financial statements.

2004 Annual Report 39

Sector Series

Statements of Changes in Net Assets

	Gartmore Global Technology and
	Communications Fund		Gartmore Global Utilities Fund
	Year Ended	Year Ended	Year Ended		Year Ended
	October 31, 2004	October 31, 2003	October 31, 2004		October 31, 2003

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(143,391)	$(72,489)	$30,549		$16,198
Net realized gains (losses) on investment and foreign currency transactions	(1,129,803)	1,780,381	859,479		(26,745)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	176,659	348,683	302,803		350,425

Change in net assets resulting from operations	(1,096,535)	2,056,575	1,192,831		339,878

Distributions to Class A Shareholders from:
Net investment income	—	—	(3,515)		(4,041)
Distributions to Class B Shareholders from:
Net investment income	—	—	(480)		(2,128)
Distributions to Class C Shareholders from:
Net investment income	—	—	(4,370)		(2,116)
Distributions to Class R Shareholders from:
Net investment income	—	—	(3	) (a)	—
Distributions to Institutional Service Class Shareholders from:
Net investment income	—	—	(3,949)		(4,846)
Distributions to Institutional Class Shareholders from:
From net investment income	—	—	(557	) (b)	—

Change in net assets from shareholder distributions	—	—	(12,874)		(13,131)

Change in net assets from capital transactions	275,909	4,334,111	2,923,928		111,153

Change in net assets	(820,626)	6,390,686	4,103,885		437,900
Net Assets:
Beginning of period	9,544,536	3,153,850	2,615,378		2,177,478

End of period	$8,723,910	$9,544,536	$6,719,263		$2,615,378

(a)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(b)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

See notes to financial statements.

40 Annual Report 2004

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Gartmore Global Financial Services Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning of	Income	(Losses) on	Investment
	Period	(Loss)	Investments	Activities

Class A Shares
Period Ended October 31, 2002 (d)	$10.00	0.04	(1.12)	(1.08)
Year Ended October 31, 2003	$8.92	0.07	2.83	2.90
Year Ended October 31, 2004	$11.80	0.12	1.77	1.89
Class B Shares
Period Ended October 31, 2002 (d)	$10.00	(0.02)	(1.11)	(1.13)
Year Ended October 31, 2003	$8.87	0.01	2.79	2.80
Year Ended October 31, 2004	$11.67	0.02	1.75	1.77
Class C Shares
Period Ended October 31, 2002 (d)	$10.00	(0.02)	(1.11)	(1.13)
Year Ended October 31, 2003	$8.87	0.01	2.79	2.80
Year Ended October 31, 2004	$11.67	0.02	1.75	1.77
Class R Shares
Period Ended October 31, 2004 (g)	$11.47	0.04	0.86	0.90
Institutional Service Class Shares
Period Ended October 31, 2002 (d)	$10.00	0.06	(1.12)	(1.06)
Year Ended October 31, 2003	$8.94	0.11	2.83	2.94
Year Ended October 31, 2004	$11.85	0.15	1.78	1.93
Institutional Class Shares
Period Ended October 31, 2004 (h)	$12.22	0.02	0.34	0.36

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net	Net		Net Asset
	Investment	Realized	Total	Value, End	Total
	Income	Gains	Distributions	of Period	Return (a)

Class A Shares
Period Ended October 31, 2002 (d)	—	—	—	$8.92	(10.78%	) (e)
Year Ended October 31, 2003	(0.02)	—	(0.02)	$11.80	32.59%
Year Ended October 31, 2004	(0.09)	(1.11)	(1.20)	$12.49	17.01%
Class B Shares
Period Ended October 31, 2002 (d)	—	—	—	$8.87	(11.30%	) (e)
Year Ended October 31, 2003	—	—	—	$11.67	31.60%
Year Ended October 31, 2004	(0.03)	(1.11)	(1.14)	$12.30	16.15%
Class C Shares
Period Ended October 31, 2002 (d)	—	—	—	$8.87	(11.30%	) (e)
Year Ended October 31, 2003	—	—	—	$11.67	31.60%
Year Ended October 31, 2004	(0.03)	(1.11)	(1.14)	$12.30	16.16%
Class R Shares
Period Ended October 31, 2004 (g)	(0.06)	—	(0.06)	$12.31	7.89%	(e)
Institutional Service Class Shares
Period Ended October 31, 2002 (d)	—	—	—	$8.94	(10.57%	) (e)
Year Ended October 31, 2003	(0.03)	—	(0.03)	$11.85	32.95%
Year Ended October 31, 2004	(0.12)	(1.11)	(1.23)	$12.55	17.25%
Institutional Class Shares
Period Ended October 31, 2004 (h)	(0.03)	—	(0.03)	$12.55	2.96%	(e)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2002 (d)	$675	1.66%	(f)	0.47%	(f)	3.76%	(f)	(1.63%	) (f)	102.39%
Year Ended October 31, 2003	$1,228	1.65%		0.81%		2.78%		(0.33%	)	256.82%
Year Ended October 31, 2004	$2,457	1.65%		1.06%		2.41%		0.31%		129.61%
Class B Shares
Period Ended October 31, 2002 (d)	$672	2.38%	(f)	(0.25%	) (f)	4.51%	(f)	(2.38%	) (f)	102.39%
Year Ended October 31, 2003	$906	2.40%		0.08%		3.67%		(1.20%	)	256.82%
Year Ended October 31, 2004	$1,072	2.40%		0.20%		3.14%		(0.54%	)	129.61%
Class C Shares
Period Ended October 31, 2002 (d)	$665	2.38%	(f)	(0.25%	) (f)	4.51%	(f)	(2.38%	) (f)	102.39%
Year Ended October 31, 2003	$883	2.40%		0.08%		3.68%		(1.20%	)	256.82%
Year Ended October 31, 2004	$1,088	2.40%		0.20%		3.15%		(0.55%	)	129.61%
Class R Shares
Period Ended October 31, 2004 (g)	$1	1.98%	(f)	0.46%	(f)	2.74%	(f)	(0.30%	) (f)	129.61%
Institutional Service Class Shares
Period Ended October 31, 2002 (d)	$671	1.40%	(f)	0.73%	(f)	3.51%	(f)	(1.38%	) (f)	102.39%
Year Ended October 31, 2003	$892	1.40%		1.08%		2.68%		(0.20%	)	256.82%
Year Ended October 31, 2004	$1,046	1.40%		1.20%		2.14%		0.46%		129.61%
Institutional Class Shares
Period Ended October 31, 2004 (h)	$674	1.40%	(f)	0.53%	(f)	2.30%	(f)	(0.37%	) (f)	129.61%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from December 18, 2001 (commencement of operations) through October 31, 2002.
(e)	Not annualized.
(f)	Annualized.
(g)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

See notes to financial statements.

2004 Annual Report 41

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Sector Series

Gartmore Global Health Sciences Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Period Ended October 31, 2001 (d)	$10.00	(0.03)	(0.63)	(0.66)
Year Ended October 31, 2002	$9.33	(0.06)	(0.97)	(1.03)
Year Ended October 31, 2003	$8.30	(0.05)	1.99	1.94
Year Ended October 31, 2004	$10.24	(0.06)	0.70	0.64
Class B Shares
Period Ended October 31, 2001 (d)	$10.00	(0.09)	(0.62)	(0.71)
Year Ended October 31, 2002	$9.29	(0.15)	(0.93)	(1.08)
Year Ended October 31, 2003	$8.21	(0.13)	1.98	1.85
Year Ended October 31, 2004	$10.06	(0.13)	0.69	0.56
Class C Shares
Period Ended October 31, 2002 (e)	$7.92	(0.01)	0.30	0.29
Year Ended October 31, 2003	$8.21	(0.12)	1.98	1.86
Year Ended October 31, 2004	$10.07	(0.04)	0.59	0.55
Class R Shares
Period Ended October 31, 2004 (h)	$10.04	(0.09)	(0.14)	(0.23)
Institutional Service Class Shares
Period Ended October 31, 2001 (d)	$10.00	(0.01)	(0.62)	(0.63)
Year Ended October 31, 2002	$9.36	(0.04)	(0.97)	(1.01)
Year Ended October 31, 2003	$8.35	(0.04)	2.01	1.97
Year Ended October 31, 2004	$10.32	(0.06)	0.71	0.65
Institutional Class Shares
Period Ended October 31, 2004 (i)	$10.92	(0.01)	(0.77)	(0.78)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net			Net Asset
	Realized	Return of	Total	Value, End	Total
	Gains	Capital	Distributions	of Period	Return (a)

Class A Shares
Period Ended October 31, 2001 (d)	—	(0.01)	(0.01)	$9.33	(6.61%	) (f)
Year Ended October 31, 2002	—	—	—	$8.30	(11.04%	)
Year Ended October 31, 2003	—	—	—	$10.24	23.37%
Year Ended October 31, 2004	(0.84)	—	(0.84)	$10.04	6.26%
Class B Shares
Period Ended October 31, 2001 (d)	—	—	—	$9.29	(7.10%	) (f)
Year Ended October 31, 2002	—	—	—	$8.21	(11.63%	)
Year Ended October 31, 2003	—	—	—	$10.06	22.53%
Year Ended October 31, 2004	(0.84)	—	(0.84)	$9.78	5.52%
Class C Shares
Period Ended October 31, 2002 (e)	—	—	—	$8.21	3.66%	(f)
Year Ended October 31, 2003	—	—	—	$10.07	22.66%
Year Ended October 31, 2004	(0.84)	—	(0.84)	$9.78	5.52%
Class R Shares
Period Ended October 31, 2004 (h)	—	—	—	$9.81	(2.29%	) (f)
Institutional Service Class Shares
Period Ended October 31, 2001 (d)	—	(0.01)	(0.01)	$9.36	(6.25%	) (f)
Year Ended October 31, 2002	—	—	—	$8.35	(10.79%	)
Year Ended October 31, 2003	—	—	—	$10.32	23.59%
Year Ended October 31, 2004	(0.84)	—	(0.84)	$10.13	6.30%
Institutional Class Shares
Period Ended October 31, 2004 (i)	—	—	—	$10.14	(7.14%	) (f)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2001 (d)	$779	1.53%	(g)	(0.55%	) (g)	6.84%	(g)	(5.86%	) (g)	754.05%
Year Ended October 31, 2002	$1,538	1.60%		(0.99%	)	3.10%		(2.49%	)	893.80%
Year Ended October 31, 2003	$4,087	1.57%		(0.75%	)	2.29%		(1.47%	)	570.16%
Year Ended October 31, 2004	$6,144	1.59%		(0.67%	)	1.90%		(0.98%	)	388.52%
Class B Shares
Period Ended October 31, 2001 (d)	$774	2.13%	(g)	(1.15%	) (g)	7.61%	(g)	(6.63%	) (g)	754.05%
Year Ended October 31, 2002	$730	2.28%		(1.71%	)	4.00%		(3.43%	)	893.80%
Year Ended October 31, 2003	$899	2.25%		(1.41%	)	3.06%		(2.22%	)	570.16%
Year Ended October 31, 2004	$1,076	2.25%		(1.32%	)	2.56%		(1.63%	)	388.52%
Class C Shares
Period Ended October 31, 2002 (e)	$58	2.25%	(g)	(1.69%	) (g)	2.80%	(g)	(2.24%	) (g)	893.80%
Year Ended October 31, 2003	$130	2.25%		(1.45%	)	2.96%		(2.16%	)	570.16%
Year Ended October 31, 2004	$2,092	2.25%		(1.44%	)	2.57%		(1.76%	)	388.52%
Class R Shares
Period Ended October 31, 2004 (h)	$1	1.88%	(g)	(1.03%	) (g)	2.22%	(g)	(1.37%	) (g)	388.52%
Institutional Service Class Shares
Period Ended October 31, 2001 (d)	$781	1.10%	(g)	(0.13%	) (g)	6.59%	(g)	(5.62%	) (g)	754.05%
Year Ended October 31, 2002	$1,403	1.27%		(0.66%	)	2.85%		(2.24%	)	893.80%
Year Ended October 31, 2003	$3,746	1.42%		(0.61%	)	2.12%		(1.31%	)	570.16%
Year Ended October 31, 2004	$4,979	1.46%		(0.54%	)	1.76%		(0.84%	)	388.52%
Institutional Class Shares
Period Ended October 31, 2004 (i)	$404	1.25%	(g)	(0.25%	) (g)	1.54%	(g)	(0.54%	) (g)	388.52%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from December 29, 2000 (commencement of operations) through October 31, 2001.
(e)	For the period from September 23, 2002 (commencement of operations) through October 31, 2002.
(f)	Not annualized.
(g)	Annualized.
(h)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(i)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

See notes to financial statements.

42 Annual Report 2004

Gartmore Global Natural Resources Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Period Ended October 31, 2004 (d)	$10.00	—	1.25	1.25
Class B Shares
Period Ended October 31, 2004 (d)	$10.00	(0.03)	1.24	1.21
Class C Shares
Period Ended October 31, 2004 (d)	$10.00	(0.02)	1.23	1.21
Class R Shares
Period Ended October 31, 2004 (d)	$10.00	(0.02)	1.24	1.22
Institutional Service Class Shares
Period Ended October 31, 2004 (d)	$10.00	0.02	1.23	1.25
Institutional Class Shares
Period Ended October 31, 2004 (d)	$10.00	0.01	1.25	1.26

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net		Net Asset
	Investment	Total	Value, End	Total
	Income	Distributions	of Period	Return (a)

Class A Shares
Period Ended October 31, 2004 (d)	(0.02)	(0.02)	$11.23	12.58%	(e)
Class B Shares
Period Ended October 31, 2004 (d)	—	—	$11.21	12.10%	(e)
Class C Shares
Period Ended October 31, 2004 (d)	—	—	$11.21	12.20%	(e)
Class R Shares
Period Ended October 31, 2004 (d)	— (g)	—	$11.22	12.22%	(e)
Institutional Service Class Shares
Period Ended October 31, 2004 (d)	(0.02)	(0.02)	$11.23	12.50%	(e)
Institutional Class Shares
Period Ended October 31, 2004 (d)	(0.02)	(0.02)	$11.24	12.60%	(e)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses to		(Loss)		Reimbursements)		Reimbursements)
	Period	Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2004 (d)	$107	1.58%	(f)	(1.05%	) (f)	4.11%	(f)	(3.59%	) (f)	48.29%
Class B Shares
Period Ended October 31, 2004 (d)	$1	2.30%	(f)	(0.88%	) (f)	4.44%	(f)	(3.02%	) (f)	48.29%
Class C Shares
Period Ended October 31, 2004 (d)	$6	2.30%	(f)	(1.29%	) (f)	4.77%	(f)	(3.76%	) (f)	48.29%
Class R Shares
Period Ended October 31, 2004 (d)	$1	1.94%	(f)	(0.53%	) (f)	3.91%	(f)	(2.51%	) (f)	48.29%
Institutional Service Class Shares
Period Ended October 31, 2004 (d)	$1	1.39%	(f)	0.17%	(f)	3.56%	(f)	(2.00%	) (f)	48.29%
Institutional Class Shares
Period Ended October 31, 2004 (d)	$3,377	1.30%	(f)	0.27%	(f)	3.32%	(f)	(1.74%	) (f)	48.29%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(e)	Not annualized.
(f)	Annualized.
(g)	Amount is less than $0.005.

See notes to financial statements.

2004 Annual Report 43

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Sector Series

Gartmore Global Technology and Communications Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized
	Value,	Investment	Gains	Total from
	Beginning of	Income	(Losses) on	Investment
	Period	(Loss)	Investments	Activities

Class A Shares
Period Ended October 31, 2000 (d)	$10.00	(0.02)	1.14	1.12
Year Ended October 31, 2001	$11.12	(0.06)	(6.41)	(6.47)
Year Ended October 31, 2002	$4.02	(0.04)	(1.35)	(1.39)
Year Ended October 31, 2003	$2.63	(0.04)	1.27	1.23
Year Ended October 31, 2004	$3.86	(0.06)	(0.28)	(0.34)
Class B Shares
Period Ended October 31, 2000 (d)	$10.00	(0.06)	1.15	1.09
Year Ended October 31, 2001	$11.09	(0.09)	(6.40)	(6.49)
Year Ended October 31, 2002	$3.97	(0.07)	(1.32)	(1.39)
Year Ended October 31, 2003	$2.58	(0.06)	1.25	1.19
Year Ended October 31, 2004	$3.77	(0.08)	(0.28)	(0.36)
Class C Shares
Period Ended October 31, 2001 (e)	$5.37	(0.02)	(1.36)	(1.38)
Year Ended October 31, 2002	$3.99	(0.08)	(1.31)	(1.39)
Year Ended October 31, 2003	$2.60	(0.06)	1.25	1.19
Year Ended October 31, 2004	$3.79	(0.06)	(0.30)	(0.36)
Class R Shares
Period Ended October 31, 2004 (i)	$3.70	(0.05)	(0.23)	(0.28)
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	$10.00	(0.03)	1.15	1.12
Year Ended October 31, 2001	$11.12	(0.04)	(6.39)	(6.43)
Year Ended October 31, 2002	$4.06	(0.03)	(1.37)	(1.40)
Year Ended October 31, 2003	$2.66	(0.04)	1.30	1.26
Year Ended October 31, 2004	$3.92	(0.06)	(0.29)	(0.35)
Institutional Class Shares
Period Ended October 31, 2004 (j)	$3.81	(0.01)	(0.22)	(0.23)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net		Net Asset
	Realized	Total	Value, End	Total
	Gains	Distributions	of Period	Return (a)

Class A Shares
Period Ended October 31, 2000 (d)	—	—	$11.12	11.20%	(f)
Year Ended October 31, 2001	(0.63)	(0.63)	$4.02	(60.93%	)
Year Ended October 31, 2002	—	—	$2.63	(34.58%	) (h)
Year Ended October 31, 2003	—	—	$3.86	46.77%
Year Ended October 31, 2004	—	—	$3.52	(8.81%	)
Class B Shares
Period Ended October 31, 2000 (d)	—	—	$11.09	10.90%	(f)
Year Ended October 31, 2001	(0.63)	(0.63)	$3.97	(61.30%	)
Year Ended October 31, 2002	—	—	$2.58	(35.01%	) (h)
Year Ended October 31, 2003	—	—	$3.77	46.12%
Year Ended October 31, 2004	—	—	$3.41	(9.55%	)
Class C Shares
Period Ended October 31, 2001 (e)	—	—	$3.99	(25.70%	) (f)
Year Ended October 31, 2002	—	—	$2.60	(34.84%	) (h)
Year Ended October 31, 2003	—	—	$3.79	45.77%
Year Ended October 31, 2004	—	—	$3.43	(9.50%	)
Class R Shares
Period Ended October 31, 2004 (i)	—	—	$3.42	(7.57%	) (f)
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	—	—	$11.12	11.20%	(f)
Year Ended October 31, 2001	(0.63)	(0.63)	$4.06	(60.58%	)
Year Ended October 31, 2002	—	—	$2.66	(34.48%	) (h)
Year Ended October 31, 2003	—	—	$3.92	47.37%
Year Ended October 31, 2004	—	—	$3.57	(8.93%	)
Institutional Class Shares
Period Ended October 31, 2004 (j)	—	—	$3.58	(6.04%	) (f)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses		(Loss) to		Reimbursements)		Reimbursements)
	Period	to Average		Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2000 (d)	$4,602	1.73%	(g)	(1.07%	) (g)	4.43%	(g)	(3.77%	) (g)	149.08%
Year Ended October 31, 2001	$2,038	1.73%		(1.05%	)	6.38%		(5.70%	)	922.33%
Year Ended October 31, 2002	$1,514	1.69%		(1.37%	)	2.56%		(2.24%	)	944.01%
Year Ended October 31, 2003	$3,303	1.69%		(1.38%	)	2.96%		(2.64%	)	1136.72%
Year Ended October 31, 2004	$2,991	1.71%		(1.45%	)	2.02%		(1.76%	)	722.91%
Class B Shares
Period Ended October 31, 2000 (d)	$2,275	2.33%	(g)	(1.69%	) (g)	5.18%	(g)	(4.54%	) (g)	149.08%
Year Ended October 31, 2001	$1,137	2.33%		(1.66%	)	7.21%		(6.54%	)	922.33%
Year Ended October 31, 2002	$780	2.38%		(2.02%	)	3.32%		(2.96%	)	944.01%
Year Ended October 31, 2003	$1,196	2.40%		(2.07%	)	3.73%		(3.40%	)	1136.72%
Year Ended October 31, 2004	$1,064	2.40%		(2.14%	)	2.72%		(2.46%	)	722.91%
Class C Shares
Period Ended October 31, 2001 (e)	$29	2.33%	(g)	(1.79%	) (g)	9.94%	(g)	(9.40%	) (g)	922.33%
Year Ended October 31, 2002	$17	2.38%		(1.83%	)	3.40%		(2.85%	)	944.01%
Year Ended October 31, 2003	$39	2.40%		(2.10%	)	3.65%		(3.35%	)	1136.72%
Year Ended October 31, 2004	$79	2.40%		(2.14%	)	2.73%		(2.47%	)	722.91%
Class R Shares
Period Ended October 31, 2004 (i)	$1	1.99%	(g)	(1.75%	) (g)	2.28%	(g)	(2.04%	) (g)	722.91%
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	$1,854	1.40%	(g)	(0.76%	) (g)	4.17%	(g)	(3.53%	) (g)	149.08%
Year Ended October 31, 2001	$730	1.40%		(0.70%	)	5.70%		(5.00%	)	922.33%
Year Ended October 31, 2002	$843	1.41%		(1.37%	)	2.08%		(2.04%	)	944.01%
Year Ended October 31, 2003	$5,006	1.58%		(1.29%	)	2.65%		(2.36%	)	1136.72%
Year Ended October 31, 2004	$4,358	1.62%		(1.36%	)	1.92%		(1.67%	)	722.91%
Institutional Class Shares
Period Ended October 31, 2004 (j)	$231	1.40%	(g)	(1.05%	) (g)	1.92%	(g)	(1.57%	) (g)	722.91%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from June 30, 2000 (commencement of operations) through October 31, 2000.
(e)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)	Not annualized.
(g)	Annualized.
(h)	The total returns shown include losses realized on the disposal of investments that were reimbursed by the adviser, which otherwise would have reduced total returns by 0.54%, 0.60%, 0.89%, and 0.38% for Class A, Class B, Class C and
Institutional Service Class shares, respectively.
(i)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(j)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

See notes to financial statements.

44 Annual Report 2004

Gartmore Global Utilities Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning of	Income	(Losses) on	Investment
	Period	(Loss)	Investments	Activities

Class A Shares
Period Ended October 31, 2002 (d)	$10.00	0.11	(2.85)	(2.74)
Year Ended October 31, 2003	$7.20	0.07	1.06	1.13
Year Ended October 31, 2004	$8.28	0.09	2.54	2.63
Class B Shares
Period Ended October 31, 2002 (d)	$10.00	0.05	(2.84)	(2.79)
Year Ended October 31, 2003	$7.18	0.02	1.05	1.07
Year Ended October 31, 2004	$8.22	0.04	2.50	2.54
Class C Shares
Period Ended October 31, 2002 (d)	$10.00	0.05	(2.84)	(2.79)
Year Ended October 31, 2003	$7.18	0.02	1.05	1.07
Year Ended October 31, 2004	$8.22	0.03	2.51	2.54
Class R Shares
Period Ended October 31, 2004 (g)	$9.14	0.08	1.58	1.66
Institutional Service Class Shares
Period Ended October 31, 2002 (d)	$10.00	0.13	(2.85)	(2.72)
Year Ended October 31, 2003	$7.21	0.09	1.06	1.15
Year Ended October 31, 2004	$8.30	0.13	2.53	2.66
Institutional Class Shares
Period Ended October 31, 2004 (h)	$9.75	0.03	1.15	1.18

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net		Net Asset
	Investment	Total	Value, End	Total
	Income	Distributions	of Period	Return (a)

Class A Shares
Period Ended October 31, 2002 (d)	(0.06)	(0.06)	$7.20	(27.46%	) (e)
Year Ended October 31, 2003	(0.05)	(0.05)	$8.28	15.80%
Year Ended October 31, 2004	(0.04)	(0.04)	$10.87	31.81%
Class B Shares
Period Ended October 31, 2002 (d)	(0.03)	(0.03)	$7.18	(27.93%	) (e)
Year Ended October 31, 2003	(0.03)	(0.03)	$8.22	14.92%
Year Ended October 31, 2004	(0.01)	(0.01)	$10.75	30.86%
Class C Shares
Period Ended October 31, 2002 (d)	(0.03)	(0.03)	$7.18	(27.93%	) (e)
Year Ended October 31, 2003	(0.03)	(0.03)	$8.22	14.92%
Year Ended October 31, 2004	(0.02)	(0.02)	$10.74	30.90%
Class R Shares
Period Ended October 31, 2004 (g)	(0.02)	(0.02)	$10.78	18.23%	(e)
Institutional Service Class Shares
Period Ended October 31, 2002 (d)	(0.07)	(0.07)	$7.21	(27.27%	) (e)
Year Ended October 31, 2003	(0.06)	(0.06)	$8.30	16.10%
Year Ended October 31, 2004	(0.05)	(0.05)	$10.91	32.13%
Institutional Class Shares
Period Ended October 31, 2004 (h)	(0.02)	(0.02)	$10.91	12.15%	(e)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses to		(Loss)		Reimbursements)		Reimbursements)
	Period	Average Net		to Average		to Average		to Average		Portfolio
	(000s)	Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2002 (d)	$547	1.46%	(f)	1.46%	(f)	3.96%	(f)	(1.04%	) (f)	146.88%
Year Ended October 31, 2003	$734	1.45%		0.96%		3.06%		(0.65%	)	112.34%
Year Ended October 31, 2004	$1,190	1.45%		1.14%		2.70%		(0.10%	)	391.22%
Class B Shares
Period Ended October 31, 2002 (d)	$544	2.18%	(f)	0.75%	(f)	4.71%	(f)	(1.78%	) (f)	146.88%
Year Ended October 31, 2003	$625	2.20%		0.25%		3.89%		(1.44%	)	112.34%
Year Ended October 31, 2004	$885	2.20%		0.41%		3.46%		(0.84%	)	391.22%
Class C Shares
Period Ended October 31, 2002 (d)	$541	2.18%	(f)	0.75%	(f)	4.71%	(f)	(1.78%	) (f)	146.88%
Year Ended October 31, 2003	$623	2.20%		0.25%		3.89%		(1.44%	)	112.34%
Year Ended October 31, 2004	$3,556	2.20%		0.43%		3.33%		(0.70%	)	391.22%
Class R Shares
Period Ended October 31, 2004 (g)	$1	1.78%	(f)	0.99%	(f)	3.14%	(f)	(0.35%	) (f)	391.22%
Institutional Service Class Shares
Period Ended October 31, 2002 (d)	$545	1.20%	(f)	1.72%	(f)	3.71%	(f)	(0.79%	) (f)	146.88%
Year Ended October 31, 2003	$633	1.20%		1.25%		2.89%		(0.44%	)	112.34%
Year Ended October 31, 2004	$837	1.20%		1.41%		2.46%		0.15%		391.22%
Institutional Class Shares
Period Ended October 31, 2004 (h)	$250	1.20%	(f)	1.02%	(f)	2.19%	(f)	0.03%	(f)	391.22%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/ reimbursements had not occurred, the ratio would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from December 18, 2001 (commencement of operations) through October 31, 2002.
(e)	Not annualized.
(f)	Annualized.
(g)	For the period from December 30, 2003 (commencement of operations) through April 30, 2004.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

See notes to financial statements.

2004 Annual Report 45

Leadership Series

Gartmore Mid Cap Growth Leaders Fund
(formerly Gartmore Millennium Growth Fund)

On Sept. 30, 2004, the Gartmore Millennium Growth Fund was renamed the “Gartmore Mid Cap Growth Leaders Fund.” At that point, Joseph C. O’Connor, a seasoned portfolio manager who brought 20 years experience and a focus on running mid-cap concentrated portfolios to the Fund, assumed day-to-day management of the Fund.

For the annual period ended Oct. 31, 2004, the Gartmore Mid Cap Growth Leaders Fund returned 1.95% (Class A at NAV) versus 8.77% for its benchmark, the Russell Midcap® Growth Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mid-Cap Growth Funds was 5.26%.

Since assuming management duties, we have implemented a process that employs a “top-down/bottom-up” approach to identifying attractive companies with sustainable earnings growth in the industries best positioned, we believe, to benefit from the future economic environment. This process is geared to deliver a positive alpha (risk-adjusted returns largely attributed to the manager’s stock and/or sector selection) while assuming a beta—a measure of a fund’s volatility vis-à-vis its index, on average, that is not higher than the benchmark (Russell Mid Cap Growth Index).

For the full reporting period, the Fund underperformed its benchmark due to poor stock and sector selections in the telecommunications, consumer staples, consumer discretionary and, in particular, the information technology and health-care sectors. Of the Fund’s 20 worst-performing stocks, 15 were from the information technology sector and four were from the health-care sector, which, as sectors, negatively impacted the Fund’s return by -4.47% and -1.66%, respectively. The six worst-performing information technology stocks—Lexar Media, Inc.; Silicon Storage Technology, Inc.; Citadel Security Software, Inc.; PalmSource, Inc.; Digitas Inc.; and Brooks Automation, Inc., were the largest detractors to Fund performance overall.

Looking ahead, the Fund plans to achieve its investment objective of long-term capital appreciation by utilizing our process in constructing a portfolio of between 25 and 35 securities. These will be companies that the manager believes exhibit greater-than-average growth, given the economic environment. The top-down approach is a stock screening process that takes into account several macroeconomic factors and is designed to narrow the available number of investments in mid-cap stocks to several hundred potential ideas. The approach takes into consideration such macroeconomic factors as Federal Reserve policy, interest rates, inflation and the overall domestic economy. This discipline enables the manager to focus analysis on the most attractive business sectors within the overall market.

Once these “most attractive sectors” are determined, the bottom-up approach is performed on potential stock ideas by identifying individual companies with both attractive earnings potential and sustainable growth characteristics that may not be fully recognized by the market at large. Finally, a 12-month target price is established for all individual companies reviewed, with minimum hurdle rates of capital appreciation potential required before a stock will be added to the Fund.

Portfolio Manager: Joseph C. O’Connor

Class A: NMGAX
Class B: NMGBX
Class C: GMGCX
Class D: NMCGX
Class R: GMGRX
Institutional Class: GMGIX

46 Annual Report 2004

Gartmore Mid Cap Growth Leaders Fund
Fund Performance

Average Annual Total Return

(For periods ended October 31, 2004)

		One	Five	Ten
		year	years	years

Class A [1]	without sales charge[2]	1.95%	-6.80%	4.17%
	with sales charge[3]	-3.92%	-7.90%	3.55%

Class B1	without sales charge[2]	1.23%	-7.79%	3.48%
	with sales charge[4]	-3.77%	-8.09%	3.48%

Class C [1]	without sales charge[2]	1.22%	-7.33%	3.87%
	with sales charge[5]	0.22%	-7.33%	3.87%

Class D [1,6]	without sales charge[2]	2.27%	-6.46%	4.35%
	with sales charge[7]	-2.33%	-7.32%	3.87%

Class R [1,8]		1.83%	-6.54%	4.31%

Institutional Class[8,9]		2.27%	-6.46%	4.35%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	These returns through May 11, 1998 include the performance of the Fund’s predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class A and Class B shares (5/11/98), Class C shares (3/1/01), and Class R shares (12/31/03). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Class C, and Class R shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class A, Class B, Class C and Class R shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns through May 11, 1998 include the performance of the Fund’s predecessor fund.

[7]	A 4.50% front-end sales charge was deducted.

[8]	Not subject to any sales charges.

[9]	These returns until the creation of Institutional Class shares (6/30/04) include the performance of the Fund’s Class D shares. The returns have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Gartmore MidCap Growth Leaders, the Russell MidCap Growth Index (Russell MidCap Growth)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/04. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell MidCap Growth—an unmanaged index of the stock of medium-sized U.S. companies with a capitalization range of $1.2 billion to $9.8 billion as of June 30, 2003, gives a broad look at how the stock price of medium-sized U.S. companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2004 Annual Report 47

Gartmore Mid Cap Growth Leaders Fund

Leadership Series

Shareholder
Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2004, and continued to hold your shares at the end of the reporting period, October 31, 2004. Per SEC requirements, the examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended October 31, 2004.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2004)

			Beginning	Ending
			Account Value	Account Value	Expenses Paid		Annualized
Mid Cap Growth Leaders Fund			5/1/04	10/31/04	During Period*		Expense Ratio

Class A	Actual		$1,000	$1,038	$7.73		1.51%
	Hypothetical	[1]	$1,000	$1,017	$7.69		1.51%

Class B	Actual		$1,000	$1,034	$11.25		2.20%
	Hypothetical	[1]	$1,000	$1,014	$11.20		2.20%

Class C	Actual		$1,000	$1,034	$11.25		2.20%
	Hypothetical	[1]	$1,000	$1,014	$11.20		2.20%

Class D	Actual		$1,000	$1,039	$6.15		1.20%
	Hypothetical	[1]	$1,000	$1,019	$6.11		1.20%

Class R	Actual		$1,000	$1,036	$8.60		1.68%
	Hypothetical	[1]	$1,000	$1,017	$8.55		1.68%

Institutional Class (a)	Actual		$1,000	$1,045	$1.00	(b)	1.08%
	Hypothetical	[1]	$1,000	$999	$0.98	(b)	1.08%

(a)	For the period from September 28, 2004 (commencement of operations) through October 31, 2004.

(b)	Expense are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 33/366 (to reflect the period).

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

1    Represents the hypothetical 5% annual return before expenses.

48 Annual Report 2004

Gartmore Mid Cap Growth Leaders Fund
Portfolio Summary
(October 31, 2004)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a schedule of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	99.0%
Commercial Paper	2.2%
Other Investments*	3.6%
Other Liabilities in excess of Assets**	-4.8%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

Top Industries

Computer Software & Services	15.7%
Medical Products & Services	14.5%
Semiconductors	11.0%
Financial	9.9%
Oil & Gas	7.7%
Retail	6.7%
Manufacturing	6.2%
Aerospace & Defense	5.1%
Industrial Gases	3.8%
Travel	3.5%
Other Industries	15.9%

100.0%

Top Holdings

Cit Group, Inc.	4.9%
Quest Software, Inc.	4.5%
Gilead Sciences, Inc.	4.0%
Praxair, Inc.	3.8%
Teva Pharmaceutical Industries Ltd. ADR-IL	3.8%
Quiksilver, Inc.	3.7%
Manor Care, Inc.	3.6%
Royal Caribbean Cruises Ltd.	3.5%
Jabil Circuit, Inc.	3.5%
Hyperion Solutions Corp.	3.4%
Other Holdings	61.3%

100.0%

2004 Annual Report 49

Leadership Series

Statement of Investments
October 31, 2004

Gartmore Mid Cap Growth Leaders Fund

Common Stocks (99.0%)

	Shares or
	Principal Amount	Value

Aerospace & Defense (5.1%)
L-3 Communications Holdings, Inc.	6,100	$402,173
Rockwell Collins Corp.	17,200	610,084

		1,012,257

Commercial Services (3.0%)
Cendant Corp.	29,000	597,110

Computer Software & Services (15.7%)
Akamai Technologies (b)	13,165	182,335
Ask Jeeves, Inc. (b)	6,095	157,129
Business Objectives SA (b)	25,600	653,312
Hyperion Solutions Corp. (b)	17,055	684,417
Micros Systems, Inc. (b)	9,625	569,030
Quest Software, Inc. (b)	61,810	906,752

		3,152,975

Financial (9.9%)
Cit Group, Inc.	24,500	989,800
Legg Mason, Inc.	8,950	570,205
T Rowe Price Group, Inc.	7,725	430,823

		1,990,828

Food & Beverage (3.3%)
Dean Foods Co. (b)	14,900	444,765
Ralcorp Holding, Inc.	5,900	216,825

		661,590

Hospitals (3.4%)
Triad Hospitals, Inc. (b)	20,600	680,418

Hotels & Casinos (2.1%)
Station Casinos, Inc.	8,170	416,262

Hotels & Motels (3.1%)
Starwood Hotels & Resorts Worldwide	13,150	627,650

Industrial Gases (3.8%)
Praxair, Inc.	18,000	759,600

Manufacturing (6.2%)
Fortune Brands, Inc.	4,000	291,280
Inco Ltd. (b)	8,400	297,360
Ingersoll Rand Co.	9,560	654,286

		1,242,926

Medical Products & Services (14.5%)
Fisher Scientific International, Inc. (b)	11,000	630,960
Gilead Sciences, Inc. (b)	23,300	806,879
Manor Care, Inc.	22,100	723,554
Teva Pharmaceutical Industries Ltd. ADR-IL	28,900	751,400

		2,912,793

Oil & Gas (7.7%)
Noble Corp. (b)	8,800	401,984
Patterson-UTI Energy, Inc.	30,000	576,900
The Williams Companies, Inc.	44,700	559,197

		1,538,081

Retail (6.7%)
Dollar General Corp.	30,900	594,825
Quiksilver, Inc. (b)	27,400	746,650

		1,341,475

Semiconductors (11.0%)
International Rectifier Corp. (b)	11,414	453,707
Jabil Circuit, Inc. (b)	28,500	692,835
Lam Research Corp. (b)	21,900	570,057
MEMC Electronic Materials, Inc. (b)	51,210	481,374

		2,197,973

Travel (3.5%)
Royal Caribbean Cruises Ltd.	15,000	699,000

Total Common Stocks		19,830,938

Commercial Paper (2.2%)
Insurance (2.2%)
Allstate Corp. 1.85%, 11/01/04	$445,000	445,000

Total Commercial Paper		445,000

Short-Term Securities Held as Collateral for Securities Lending (3.6%)
Pool of short-term securities for Gartmore Mutual Funds - footnote 2 (Securities Lending)	711,475	711,475

Total Short-Term Securities Held as Collateral for Securities Lending		711,475

Total Investments (Cost $20,148,835) (a) — 104.8%		20,987,413
Liabilities in excess of other assets — (4.8)%		(959,243)

NET ASSETS — 100.0%		$20,028,170

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Non-income producing securities.

ADR      American Depositary Receipt

IL       Israel

See notes to financial statements.

50 Annual Report 2004

Leadership Series

Gartmore Nationwide Leaders Fund

Gary Haubold assumed responsibility for the management of this Fund on Sept. 30, 2004. Mr. Haubold has 20 years of investment experience, with a flexible investment management style that favors value over growth. The Fund will now reflect this value emphasis, focusing on stocks with market capitalizations of between $10 billion and $50 billion.

For the annual period ended Oct. 31, 2004, the Gartmore Nationwide Leaders Fund returned 10.00% (Class A at NAV) versus 9.42% for its benchmark, the S&P 500 Index. For broader comparison, the average return for the Fund’s Lipper peer category of Multi-Cap Core Funds was 8.25%.

This Fund is a “best ideas” portfolio, focused on only 20 to 30 companies with competitively strong positions in their respective industries where we believe the near-term investment outlook is very attractive. A small portion of the Fund is reserved to take advantage of shorter-term opportunities within the marketplace. Given the concentrated number of securities, this Fund can exhibit large performance deviations from those of the Index.

During the annual reporting period, the Fund outperformed its benchmark due to both sector and stock selections. Overweight positions relative to the benchmark in energy and materials stocks contributed to these results, since these sectors returned 44% and 17%, respectively. The political situation in the Middle East and the resulting concerns about supply disruptions kept oil prices high, while low inventory levels drove commodity prices higher. Lack of capital investment during the past five years, coupled with rising demand from China and Asia, has pushed commodity inventory levels to record lows, and prices to new highs.

Most of the Fund’s significant performance came from its top holdings. These stocks included Elan Corp., plc, an Ireland-based biotechnology company that focuses on neurology, autoimmune diseases and the treatment of pain, which contributed 2.96% to the Fund’s performance. The stock earned positive returns due to the company’s ongoing corporate restructuring, improved prospects for the firm’s multiple sclerosis drug Antegren and the company’s successful drug development technology, which Elan Corp. licensed to the Roche Group during the period. Royal Caribbean Cruises Ltd. was another top-performing holding of the Fund, contributing 2.43% to annual performance. It benefited from a cyclical increase in consumer spending on leisure and travel-related activities.

Stock selection in the information technology sector was the biggest detractor from Fund performance with semiconductor stocks such as Intel Corp. and Applied Materials, Inc. posting negative returns. These stocks suffered from substantial pricing pressures, as production ramped faster than demand increased, producing temporary inventory glut.

Looking ahead to the new fiscal year, there is much to be optimistic about. The contentious U.S. presidential election is now behind us, and the political direction of the country is now more certain. We continue to anticipate a recovering economy, stronger corporate profits and interest rates at historically low levels. China’s acceleration in growth has created meaningful and persistent shortages of such raw materials as coking coal, steel, copper and energy. Our portfolio strategy has evolved in response to the dynamic global market for commodities, and we will continue to carefully analyze the fortunes of the energy and raw materials sectors.

Portfolio Manager: Gary Haubold, CFA

Class A: GULAX
Class B: GULBX
Class C: GULCX
Class R: GNLRX
Institutional Service Class: GULIX
Institutional Class: GNLIX

2004 Annual Report 51

Leadership Series

Gartmore Nationwide Leaders Fund

Fund Performance

Average Annual Total Return

(For periods ended October 31, 2004)

		One year	Inception[1]

Class A	without sales charge[2]	10.00%	8.05%
	with sales charge[3]	3.64%	5.81%

Class B	without sales charge[2]	9.32%	7.26%
	with sales charge[4]	4.32%	6.33%

Class C	without sales charge[2]	9.32%	7.26%
	with sales charge[5]	8.32%	7.26%

Class R [6,7]		9.66%	7.42%

Institutional Class[6,8]		10.16%	8.19%

Institutional Service Class[6]		10.07%	8.16%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on December 28, 2001.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

[7]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Nationwide Leaders Fund, S&P 500 Index (S&P 500)(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

52 Annual Report 2004

Gartmore Nationwide Leaders Fund
Shareholder
Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2004, and continued to hold your shares at the end of the reporting period, October 31, 2004. Per SEC requirements, the examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended October 31, 2004.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2004)

			Beginning	Ending
			Account Value	Account Value	Expenses Paid		Annualized
Nationwide Leaders Fund			5/1/04	10/31/04	During Period*		Expense Ratio

Class A	Actual		$1,000	$1,073	$7.66		1.47%
	Hypothetical	[1]	$1,000	$1,018	$7.48		1.47%

Class B	Actual		$1,000	$1,069	$11.44		2.20%
	Hypothetical	[1]	$1,000	$1,014	$11.20		2.20%

Class C	Actual		$1,000	$1,069	$11.44		2.20%
	Hypothetical	[1]	$1,000	$1,014	$11.20		2.20%

Class R	Actual		$1,000	$1,072	$8.96		1.72%
	Hypothetical	[1]	$1,000	$1,016	$8.76		1.72%

Institutional Service Class	Actual		$1,000	$1,073	$7.40		1.42%
	Hypothetical	[1]	$1,000	$1,018	$7.23		1.42%

Institutional Class (a)	Actual		$1,000	$1,030	$3.85	(b)	1.12%
	Hypothetical	[1]	$1,000	$1,011	$3.83	(b)	1.12%

(a)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(b)	Expense are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 124/366 (to reflect the period).

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

1    Represents the hypothetical 5% annual return before expenses.

2004 Annual Report 53

Gartmore Nationwide Leaders Fund

Leadership Series

Portfolio Summary
(October 31, 2004)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a schedule of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stock	94.5%
Repurchase Agreement	5.5%

100.0%

Top Industries

Oil & Gas	14.6%
Financial Services	12.3%
Retail	7.5%
Computer Equipment	6.6%
Coal	5.7%
Capital Goods	5.0%
Drugs	4.9%
Telecommunications	4.3%
Food & Beverage	4.2%
Metals	4.2%
Other Industries	30.7%

100.0%

Top Holdings

ConocoPhillips	4.9%
Pfizer, Inc.	4.9%
Goldman Sachs Group, Inc.	4.6%
Verizon Communications, Inc.	4.3%
Kraft Foods, Inc., Class A	4.2%
Phelps Dodge Corp.	4.2%
Royal Caribbean Cruises Ltd.	4.1%
Nike, Inc., Class B	4.0%
Wachovia Corp.	4.0%
Starwood Hotels & Resorts Worldwide, Inc.	4.0%
Other Holdings	56.8%

100.0%

54 Annual Report 2004

Statement of Investments
October 31, 2004

Gartmore Nationwide Leaders Fund

Common Stocks (94.5%)

	Shares or
	Principal Amount	Value

Aerospace/Defense (3.7%)
General Dynamics Corp.	1,700	$173,604

Capital Goods (5.0%)
Cummins Engine, Inc.	1,550	108,624
PACCAR, Inc.	1,800	124,758

		233,382

Coal (5.7%)
Arch Coal, Inc.	4,420	143,738
Peabody Energy Corp.	1,900	121,182

		264,920

Computer Equipment (6.6%)
Apple Computer, Inc. (b)	1,300	68,289
Dell, Inc. (b)	2,400	84,144
International Business Machines Corp.	1,700	152,575

		305,008

Computer Software & Services (3.1%)
Microsoft Corp.	5,200	145,548

Drugs (4.9%)
Pfizer, Inc.	7,800	225,810

Financial Services (12.3%)
CIT Group, Inc.	4,200	169,680
Goldman Sachs Group, Inc.	2,175	213,977
Wachovia Corp.	3,800	186,998

		570,655

Food & Beverage (4.2%)
Kraft Foods, Inc., Class A	5,900	196,529

Hotels / Motels (4.0%)
Starwood Hotels & Resorts Worldwide, Inc.	3,900	186,147

Insurance (3.1%)
Allstate Corp. (The)	3,000	144,270

Metals (4.2%)
Phelps Dodge Corp.	2,200	192,588

Oil & Gas (14.6%)
Apache Corp.	3,218	163,153
BJ Services Co.	3,400	173,400
ConocoPhillips	2,700	227,637
Schlumberger Ltd.	1,700	106,998

		671,188

Railroads (3.3%)
Canadian National Railway Co. ADR — CA	500	27,025
Norfolk Southern Corp.	3,700	125,615

		152,640

Retail (7.5%)
Nike, Inc., Class B	2,300	187,013
Wal-Mart Stores, Inc.	2,958	159,495

		346,508

Steel (1.8%)
Nucor Corp.	2,000	84,460

Telecommunications (4.3%)
Verizon Communications, Inc.	5,100	199,410

Tobacco (2.1%)
UST, Inc.	2,400	98,784

Travel (4.1%)
Royal Caribbean Cruises Ltd.	4,100	191,060

Total Common Stocks		4,382,511

Repurchase Agreements (5.5%)
CS First Boston, 1.75%, dated 10/29/04, due 11/01/04, repurchase price $106,616 (Fully collateralized by U.S. Agency Securities & U.S. Treasury Notes)	$106,600	106,600
Nomura Securities, 1.75%, dated 10/29/04, due 11/01/04, repurchase price $148,968 (Fully collateralized by AA Rated Corporate Bonds & U.S. Agency Securities)	148,947	148,947

Total Repurchase Agreements		255,547

Total Investments (Cost $4,325,445) (a) — 100.0%		4,638,058

Other assets in excess of liabilities — 0.0%		519

NET ASSETS — 100.0%		$4,638,577

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

ADR      American Depositary Receipt

CA       Canada

See notes to financial statements.

2004 Annual Report 55

Leadership Series

Gartmore U.S. Growth Leaders Fund

For the annual period ended Oct. 31, 2004, the Gartmore U.S. Growth Leaders Fund returned 3.28% (Class A at NAV) versus 9.42% for the Fund’s benchmark, the S&P 500 Index. For broader comparison, the average return for the Fund’s Lipper peer category of Multi-Cap Growth Funds was 4.69%.

During the reporting period, growth stocks fared reasonably well, though these stocks lagged value stock shares by a considerable margin. While the U.S. economy continued to grow at a moderate pace, as measured by changes in gross domestic product (GDP), the rate of growth declined steadily with each passing quarter. Furthermore, beginning with the surprisingly strong March 2004 employment numbers, investors began to anticipate that the Federal Reserve Board would raise short-term interest rates sooner rather than later—a perception that turned out to be accurate. These factors served as negative influences on the technology sector and on growth stocks in general. In addition, technology stocks were hampered by weaker-than-expected end-user demand, soft pricing and rising inventories.

Despite the challenges faced by the technology sector, this sector provided some of the Fund’s top performance contributors for the period. Security software maker Symantec Corp. was a strong contributor to Fund performance—contributing 1.60%, as Symantec beat earnings estimates for the third quarter, announced a two-for-one stock split and increased its share buyback program. McAfee, Inc., a rival security software provider whose securities were held by the Fund, exceeded its third-quarter earnings forecasts and upped guidance for the fourth quarter as well. In the consumer discretionary space, the discount retailer Target Corp. contributed 0.56% to Fund performance, as Target reported strong same-store sales for September 2004, and investors appeared optimistic about prospects for a profitable 2004 holiday season.

While the Fund enjoyed success with some of its technology picks, the primary factors holding back Fund performance, relative to the S&P 500 Index, were an overweighting in technology stocks and an underweighting in energy stocks. High crude oil and natural gas prices increased the profitability of energy exploration and production companies, as well as the firms that provide drilling and other services. In May, we began to increase the Fund’s energy weighting while trimming the Fund’s technology exposure, but these moves were not sufficient to stem the underperformance. Among the Fund’s technology holdings, some of the largest detractors were Emulex Corp. (-1.33%), SanDisk Corp. (-1.20%) and VERITAS Software Corp. (-0.78). Emulex, a maker of hardware that connects storage networks, saw its market share decline and inventories rise. SanDisk faltered due to slack demand for its flash memory cards. Meanwhile, VERITAS Software fell sharply in July when it announced that lower-than-expected license sales due to weakness in its enterprise business would cause VERITAS to fall short of earnings estimates for the second quarter.

Although growth stocks struggled during the period, we are optimistic about their prospects for 2005. Most analysts have significantly scaled back their forecasts for growth in individual companies and in the nation’s GDP, opening the door for more upside surprises. Moreover, while interest rates are rising, we believe that the Fed will do its tightening at a measured, gradual pace that should not jeopardize the economic recovery. Finally, energy prices appear to be moderating, which should help support spending by both consumers and businesses.

Portfolio Managers: Christopher Baggini, CFA and Douglas Burtnick, CFA

On September 21, 2004, the Enforcement Staff of the Commission’s Fort Worth District Office (the “Staff”) contacted Gartmore Mutual Fund Capital Trust (the “Adviser”), the investment adviser to the Gartmore U.S. Growth Leaders Fund (the “Fund”), a series of Gartmore Mutual Funds (“GMF”). The Staff asserted that the methodology used to calculate the performance fee for the Fund did not comply with the requirements of Rule 205-2 under the Investment Advisers Act of 1940 (“Advisers Act”). The Adviser agreed temporarily to forego the collection of any performance fees pending an evaluation of the Staff’s assertion. Discussions with the Staff are ongoing, and the outcome of those discussions will determine the remedial steps, if any, to be taken.

Class A: GXXAX
Class B: GXXBX
Class C: GXXCX
Class R: GGLRX
Institutional Service Class: GXXIX
Institutional Class: GGLIX

56 Annual Report 2004

Gartmore U.S. Growth Leaders Fund
Fund Performance

Average Annual Total Return

(For periods ended October 31, 2004)

		One year	Inception[1]

Class A	without sales charge[2]	3.28%	-2.66%
	with sales charge[3]	-2.64%	-3.98%

Class B	without sales charge[2]	2.62%	-3.33%
	with sales charge[4]	-2.38%	-3.76%

Class C5	without sales charge[2]	2.60%	-3.19%
	with sales charge[6]	1.60%	-3.19%

Class R [7,8]		2.86%	-3.25%

Institutional Class[7,9]		3.37%	-2.40%

Institutional Service Class[7]		3.37%	-2.40%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on June 30, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[9]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore U.S. Growth Leaders Fund, S&P 500 Index (S&P 500)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2004 Annual Report 57

Gartmore U.S. Growth Leaders Fund

Leadership Series

Shareholder
Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2004, and continued to hold your shares at the end of the reporting period, October 31, 2004. Per SEC requirements, the examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended October 31, 2004.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2004)

			Beginning	Ending
			Account Value	Account Value	Expenses Paid		Annualized
U.S. Growth Leaders Fund			5/1/04	10/31/04	During Period*		Expense Ratio

Class A	Actual		$1,000	$1,056	$8.48		1.64%
	Hypothetica	l [1]	$1,000	$1,017	$8.35		1.64%

Class B	Actual		$1,000	$1,052	$11.87		2.30%
	Hypothetical	[1]	$1,000	$1,013	$11.71		2.30%

Class C	Actual		$1,000	$1,052	$11.86		2.30%
	Hypothetical	[1]	$1,000	$1,013	$11.71		2.30%

Class R	Actual		$1,000	$1,054	$9.08		1.76%
	Hypothetical	[1]	$1,000	$1,016	$8.96		1.76%

Institutional Service Class	Actual		$1,000	$1,057	$7.91		1.53%
	Hypothetical	[1]	$1,000	$1,017	$7.79		1.53%

Institutional Class (a)	Actual		$1,000	$997	$4.40	(b)	1.30%
	Hypothetical	[1]	$1,000	$1,010	$4.44	(b)	1.30%

(a)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(b)	Expense are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 124/366 (to reflect the period).

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

1    Represents the hypothetical 5% annual return before expenses.

58 Annual Report 2004

Gartmore U.S. Growth Leaders Fund
Portfolio Summary
(October 31, 2004)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a schedule of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stock	96.0%
Repurchase Agreements	4.4%
Other Investments*	8.5%
Other Liabilities in excess of Assets**	-8.9%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

Top Industries

Computer Software & Services	15.0%
Financial Services	11.6%
Healthcare	11.4%
Manufacturing	10.2%
Retail	10.1%
Semiconductors	9.1%
Oil & Gas	6.9%
Computer Equipment	5.9%
Hotels & Casinos	4.2%
Telecommunications	3.6%
Other Industries	12.0%

100.0%

Top Holdings

Capital One Financial Corp.	5.7%
Kohl’s Corp.	4.3%
Marriott International, Inc., Class A	4.2%
Franklin Resources, Inc.	4.0%
Yahoo, Inc.	3.8%
EMC Corp.	3.8%
Juniper Networks, Inc.	3.6%
St. Jude Medical, Inc.	3.6%
UnitedHealth Group, Inc.	3.5%
Danaher Corp.	3.5%
Other Holdings	60.0%

100.0%

2004 Annual Report 59

Leadership Series

Statement of Investments
October 31, 2004

Gartmore U.S. Growth Leaders Fund

Common Stocks (96.0%)

	Shares or
	Principal Amount	Value

Computer Equipment (5.9%)
Apple Computer, Inc. (b)	14,300	$751,179
EMC Corp. (b)	102,590	1,320,333

		2,071,512

Computer Software & Services (15.0%)
Business Objects S.A. ADR - FR (b)	42,290	1,079,241
Citrix Systems, Inc. (b)	40,650	980,885
Macfee, Inc. (b)	37,300	902,660
Quest Software, Inc. (b)	66,000	968,220
Yahoo, Inc. (b)	38,160	1,381,010

		5,312,016

Consumer Products (3.5%)
Gillette Co. (The)	29,800	1,236,104

Financial Services (11.6%)
Ameritrade Holding Corp. (b)	53,650	698,523
Capital One Financial Corp.	26,890	1,983,407
Franklin Resources, Inc.	23,560	1,428,207

		4,110,137

Healthcare (11.4%)
Eyetech Pharmaceuticals, Inc. (b)	16,950	719,358
Gilead Sciences, Inc. (b)	22,710	786,447
St. Jude Medical, Inc. (b)	16,200	1,240,434
UnitedHealth Group, Inc.	17,130	1,240,212

		3,986,451

Hotels & Casinos (4.2%)
Marriott International, Inc., Class A	27,060	1,474,499

Insurance (2.5%)
Allstate Corp. (The)	18,190	874,757

Manufacturing (10.2%)
Danaher Corp.	22,490	1,239,873
Textron, Inc.	16,650	1,134,698
Tyco International Ltd.	39,200	1,221,080

		3,595,651

Oil & Gas (6.9%)
Nabors Industries Ltd. (b)	24,550	1,205,896
Praxair, Inc.	28,390	1,198,058

		2,403,954

Radio (2.0%)
XM Satellite Radio Holdings, Inc. (b)	21,300	688,416

Retail (10.1%)
Best Buy Co., Inc.	13,100	775,782
Kohl’s Corp. (b)	29,900	1,517,724
Target Corp.	24,670	1,233,993

		3,527,499

Semiconductors (9.1%)
Lam Research Corp. (b)	34,400	895,432
QLogic Corp. (b)	37,020	1,203,150
Texas Instruments, Inc.	44,050	1,077,023

		3,175,605

Telecommunications (3.6%)
Juniper Networks, Inc. (b)	47,280	1,258,121

Total Common Stocks		33,714,722

Repurchase Agreements (4.4%)
CS First Boston, 1.75%, dated 10/29/04, due 11/01/04, repurchase price $637,287 (Fully collateralized by U.S. Agency Securities & U.S. Treasury Notes)	$637,195	637,195
Nomura Securities, 1.75%, dated 10/29/04, due 11/01/04, repurchase price $890,444 (Fully collateralized by AA Rated Corporate Bonds & U.S. Agency Securities)	890,314	890,314

Total Repurchase Agreements		1,527,509

Short-Term Securities Held as Collateral for Securities Lending (8.5%)
Pool of short-term securities for Gartmore Mutual Funds — footnote 2 (Securities Lending)	2,999,835	2,999,835

Total Short-Term Securities Held as Collateral for Securities Lending		2,999,835

Total Investments (Cost $35,480,743) (a) — 108.9%		38,242,066
Liabilities in excess of other assets — (8.9)%		(3,153,951)

NET ASSETS — 100.0%		$35,088,115

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

ADR      American Depositary Receipt

FR       France

See notes to financial statements.

60 Annual Report 2004

Leadership Series

Gartmore Worldwide Leaders Fund

For the annual period ended Oct. 31, 2004, the Gartmore Worldwide Leaders Fund returned 7.28% (Class A at NAV) versus 13.76% for its benchmark, the Morgan Stanley Capital International (MSCI) World Index. For broader comparison, the average return for the Fund’s Lipper peer category of Global Large-Cap Core Funds was 9.85%.

Through the end of 2003 and the first quarter of 2004, the emerging equity markets continued to outperform the developed equity universe—particularly the Latin American region, which was bolstered by the improving global economic backdrop. An overweight position by the Fund in China and an underweight position in the United States benefited Fund performance. An overweight position by the Fund in Taiwan, however, hurt performance, because the Taiwanese market suffered as a result of a re-emergence of Severe Acute Respiratory Syndrome (SARS), an earthquake and growing political tension with the Chinese mainland.

A combination of surprisingly weak global markets, country allocations, and stock selections was responsible for the Fund’s underperformance during the period. In particular, underperformance in the last two months of 2003 was particularly pronounced, enough to offset the strong three-month run leading up to the close of the reporting period. March and April of 2004 witnessed a setback in the fortunes of global markets. U.S. employment data came in surprisingly weak, and the prospect of global monetary tightening weighed on the markets after the Chinese government implemented measures designed to cool economic growth. These developments particularly upset the emerging markets universe, which underperformed sharply during the second quarter of 2004. The rising oil prices also weighed on a number of markets during the latter half of the reporting period, not the least of which was Japan’s market. The Fund’s Japanese exposure was a major detractor from performance while the Fund’s overweighting of the relatively robust U.K. market added value.

The Fund’s U.S. exposure was markedly positive, not only due to our notable underweight position but also as a result of our particular stock picks. The Fund was underweight in Intel Corp. and Pfizer Inc., both of which lagged the wider market, while we were overweight in market leaders Apple Computer, Inc. and Hilton Hotels Corp., both of which outperformed the market.

At the country level, the Fund’s exposure to Japan had particularly negative impact on Fund performance. Overweighting Japan’s underperforming market detracted from Fund performance, as did our selection of the Japanese stocks, as reflected at the Fund’s stock level, where overweight positions in Kyorin Pharmaceutical Co., Ltd.; UFJ Holdings, Inc.; and Nissan Motor Co., Ltd. were among the weakest performing positions in the Fund.

In terms of sector allocation, the Fund’s underweighting of telecommunications was the biggest detractor from performance. Our selection of stocks in the consumer discretionary sector also was negative for Fund returns; U.S. retailers Netflix, Inc. and The Home Depot, Inc. were among the Fund’s bottom-performing stocks. Overweighting by the Fund to the energy sector, however, paid dividends, as the strengthening oil prices boosted Fund stocks such as ConocoPhillips and The “Shell” Transport and Trading Co., p.l.c., two of the Fund’s overweights.

As of the end of October 2004, the Fund had a reasonably cyclical bias, being notably overweight in the materials sector. This reflects the positive outlook for the sector, which is largely a function of still-buoyant Chinese demand for raw materials. The Fund also has an overweight stance in the energy sector, in a clear bid to leverage the high oil price. The cyclical effect of being overweight in materials, however, is tempered somewhat by an overweight in the more defensive health-care sector, though the Fund is underweight in the pharmaceuticals sub-sector due to concerns about competition.

Portfolio Manager: Neil Rogan

Class A: GLLAX
Class B: GLLBX
Class C: GLLCX
Class R: GWLRX
Institutional Service Class: GLLSX
Institutional Class: GWLIX

2004 Annual Report 61

Leadership Series

Gartmore Worldwide Leaders Fund

Fund Performance

Average Annual Total Return

(For periods ended October 31, 2004)

		One year	Inception[1]

Class A	without sales charge[2]	7.28%	-6.61%
	with sales charge[3]	1.08%	-7.92%

Class B	without sales charge[2]	6.57%	-7.27%
	with sales charge[4]	1.57%	-7.72%

Class C5	without sales charge[2]	6.39%	-7.18%
	with sales charge[6]	5.39%	-7.18%

Class R [7,8]		7.00%	-7.15%

Institutional Class[7,9]		7.34%	-6.37%

Institutional Service Class[7]		7.34%	-6.37%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on August 30, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[9]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Worldwide Leaders Fund, the Morgan Stanley Capital International World Index (MSCI World)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI World — an unmanaged index of companies whose securities are listed on the stock exchanges of the U.S., Europe, Canada, Australia and the Far East- gives a broad look at how the stock prices of these companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

62 Annual Report 2004

Gartmore Worldwide Leaders Fund
Shareholder
Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2004, and continued to hold your shares at the end of the reporting period, October 31, 2004. Per SEC requirements, the examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended October 31, 2004.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2004)

			Beginning	Ending
			Account Value	Account Value	Expenses Paid		Annualized
Worldwide Leaders Fund			5/1/04	10/31/04	During Period*		Expense Ratio

Class A	Actual		$1,000	$1,056	$8.79		1.70%
	Hypothetical	[1]	$1,000	$1,016	$8.65		1.70%

Class B	Actual		$1,000	$1,052	$12.38		2.40%
	Hypothetical	[1]	$1,000	$1,013	$12.22		2.40%

Class C	Actual		$1,000	$1,052	$12.38		2.40%
	Hypothetical	[1]	$1,000	$1,013	$12.22		2.40%

Class R	Actual		$1,000	$1,055	$9.76		1.89%
	Hypothetical	[1]	$1,000	$1,015	$9.62		1.89%

Institutional Service Class	Actual		$1,000	$1,056	$8.53		1.65%
	Hypothetical	[1]	$1,000	$1,017	$8.40		1.65%

Institutional Class (a)	Actual		$1,000	$1,051	$4.86	(b)	1.40%
	Hypothetical	[1]	$1,000	$1,010	$4.78	(b)	1.40%

(a)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(b)	Expense are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 124/366 (to reflect the period).

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

1    Represents the hypothetical 5% annual return before expenses.

2004 Annual Report 63

Gartmore Worldwide Leaders Fund

Leadership Series

Portfolio Summary
(October 31, 2004)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a schedule of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	95.0%
Repurchase Agreements	9.4%
Other Investments*	4.2%
Other Liabilities in excess of Assets**	-8.6%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

Top Countries

United States	39.6%
United Kingdom	17.4%
Japan	10.7%
Australia	8.6%
Germany	6.0%
Italy	4.4%
Switzerland	3.8%
South Korea	2.9%
Hong Kong	1.6%
Other Countries	5.0%

100.0%

Top Holdings

ConocoPhillips	4.4%
Apple Computer, Inc.	4.4%
HSBC Holdings PLC	4.3%
Autostrade SPA	4.2%
Hilton Hotels Corp.	4.1%
Gillette Co. (The)	4.0%
Shell Transport & Trading Co. PLC	3.9%
BHP Billiton PLC	3.8%
Computershare Ltd.	3.7%
Roche Holding AG	3.7%
Other Holdings	59.5%

100.0%

64 Annual Report 2004

Statement of Investments
October 31, 2004

Gartmore Worldwide Leaders Fund

Common Stocks (95.0%)

	Shares or
	Principal Amount	Value

AUSTRALIA (8.6%)
Computer Software & Services (3.8%)
Computershare Ltd. (c)	319,400	$1,247,665

Multimedia (1.3%)
News Corp. Ltd. (The) ADR	13,000	408,720

Telecommunications (3.5%)
Telstra Corp. Ltd. (c)	323,000	1,125,305

		2,781,690

GERMANY (6.0%)
Chemicals (3.1%)
BASF AG (c)	15,600	977,066

Manufacturing (2.9%)
Siemens AG (c)	12,700	947,460

		1,924,526

HONG KONG (1.6%)
Chemicals (0.6%)
Kingboard Chemical Holdings Ltd. (c)	96,000	201,383

Textiles (1.0%)
Fountain Set Holdings Ltd. (c)	422,000	317,935

		519,318

ITALY (4.4%)
Public Thoroughfares (4.4%)
Autostrade SPA (c)	64,494	1,408,966

JAPAN (10.7%)
Electronics (2.0%)
Rohm Co. Ltd. (c)	6,200	634,568

Financial Services (6.8%)
Credit Saison Co. Ltd. (c)	25,900	826,998
Shinsei Bank Ltd. (c)	104,000	677,585
Sumitomo Mitsui Financial Group, Inc. (c)	104	675,307

		2,179,890

Real Estate (1.9%)
Mitsui Fudosan Co. Ltd. (c)	59,000	625,026

		3,439,484

SOUTH KOREA (2.9%)
Electronics (2.9%)
Hynix Semiconductor, Inc. (b) (c)	83,000	941,945

SWITZERLAND (3.8%)
Pharmaceuticals (3.8%)
Roche Holding AG (c)	12,100	1,234,865

UNITED KINGDOM (17.4%)
Banking (4.5%)
HSBC Holdings PLC (c)	89,000	1,435,781

Gas & Electric Utility (2.1%)
International Power PLC (b) (c)	234,000	690,916

Mining (6.4%)
BHP Billiton PLC (c)	125,000	1,270,145
Rio Tinto PLC (c)	30,000	787,034

		2,057,179

Oil & Gas (4.1%)
Shell Transport & Trading Co. PLC (c)	168,000	1,323,019

Water & Sewerage Services (0.3%)
Pennon Group PLC (c)	5,683	95,909

		5,602,804

UNITED STATES (39.6%)
Computer Software & Services (2.6%)
Adobe Systems, Inc.	14,800	829,244

Computers (4.6%)
Apple Computer, Inc. (b)	28,400	1,491,852

Cosmetics & Toiletries (9.3%)
Colgate-Palmolive Co.	11,000	490,820
Gillette Co. (The)	32,000	1,327,361
Procter & Gamble Co.	23,700	1,212,966

		3,031,147

Financial Services (2.0%)
J.P. Morgan Chase & Co.	16,600	640,760

Hotels & Motels (4.3%)
Hilton Hotels Corp.	69,900	1,391,010

Investment Advisory Services (3.6%)
Franklin Resources, Inc.	19,100	1,157,842

Motion Pictures & Services (0.3%)
Dreamworks Animation SKG, Inc. (b)	2,640	103,092

Oil & Gas (6.7%)
ConocoPhillips	17,800	1,500,718
EOG Resources, Inc.	9,900	658,944

		2,159,662

Retail (3.1%)
Target Corp.	19,800	990,396

Telecommunications (3.1%)
Sprint Corp.	47,400	993,030

		12,788,035

Total Common Stocks		$30,641,633

2004 Annual Report 65

Statement of Investments (Continued)
October 31, 2004

Gartmore Worldwide Leaders Fund (Continued)

Leadership Series

Repurchase Agreements (9.4%)

	Shares or
	Principal Amount	Value

CS First Boston, 1.75%, dated 10/29/04, due 11/01/04, repurchase price $1,258,140 (Fully collateralized by U.S. Agencies and Treasury Notes)	$1,257,956	$1,257,956
Nomura Securities, 1.75%, dated 10/29/04, due 11/01/04, repurchase price $1,757,925 (Fully collateralized by AA Corporate Bonds and U.S. Agencies)	1,757,669	1,757,669

Total Repurchase Agreements		3,015,625

Short-Term Securities Held as Collateral for Securities Lending (4.2%)

	Shares or
	Principal Amount	Value

Pool of short-term securities for Gartmore Mutual Funds - footnote 2 (Securities Lending)	$1,346,411	1,346,411

Total Short-Term Securities Held as Collateral for Securities Lending		1,346,411

Total Investments (Cost $33,015,401) (a) — 108.6%		35,003,669
Liabilities in excess of other assets — (8.6)%		(2,774,591)

NET ASSETS — 100.0%		$32,229,078

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

(c)	Fair Valued security.

ADR      American Depositary Receipt

See notes to financial statements.

66 Annual Report 2004

Statements of Assets and Liabilities
October 31, 2004

	Gartmore	Gartmore	Gartmore	Gartmore
	Mid Cap Growth	Nationwide	U.S. Growth	Worldwide
	Leaders Fund	Leaders Fund	Leaders Fund	Leaders Fund

Assets:
Investments, at value (cost $20,148,835; $4,069,898; $33,953,234; $29,999,776 respectively)	$20,987,413	$4,382,511	$36,714,557	$31,988,044
Repurchase agreements, at cost	—	255,547	1,527,509	3,015,625

Total Investments	20,987,413	4,638,058	38,242,066	35,003,669

Cash	4,964	—	—	772
Foreign currency, at value (cost $0; $0; $0 and $271; respectively)	—	—	—	270
Interest and dividends receivable	551	2,485	9,340	50,511
Receivable for investments sold	866,616	65,397	2,705,682	152,221
Unrealized appreciation on forward foreign currency contracts	—	—	—	1,939
Receivable from adviser	22,644	6,047	5,087	25,101
Reclaims receivable	—	—	—	15,351
Prepaid expenses and other assets	12,857	13,068	28,849	28,699

Total Assets	21,895,045	4,725,055	40,991,024	35,278,533

Liabilities:
Payable for investments purchased	1,111,468	80,217	2,828,476	1,638,968
Payable for capital shares redeemed	—	—	3,937	—
Payable for return of collateral received for securities on loan	711,475	—	2,999,835	1,346,411
Accrued expenses and other payables
Investment advisory fees	13,364	3,082	42,911	24,269
Fund administration and transfer agent fees	11,264	1,247	5,099	14,471
Distribution fees	4,044	975	9,678	6,551
Administrative servicing fees	285	400	11,739	11,256
Other	14,975	557	1,234	7,529

Total Liabilities	1,866,875	86,478	5,902,909	3,049,455

Net Assets	$20,028,170	$4,638,577	$35,088,115	$32,229,078

Represented by:
Capital	$55,042,670	$4,029,578	$32,848,490	$74,892,732
Accumulated net investment income (loss)	—	—	—	118,314
Accumulated net realized gains (losses) from investment, futures, short sales, and foreign currency transactions	(35,853,078)	296,386	(521,698)	(44,773,106)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	838,578	312,613	2,761,323	1,991,138

Net Assets	$20,028,170	$4,638,577	$35,088,115	$32,229,078

Net Assets:
Class A Shares	$5,768,818	$1,445,458	$21,272,881	$30,706,545
Class B Shares	3,323,805	409,754	2,572,272	122,004
Class C Shares	76,623	403,818	3,999,718	24,896
Class D Shares	10,856,861	—	—	—
Class R Shares	1,018	1,126	1,105	1,120
Institutional Services Class Shares	—	2,377,392	7,008,419	1,373,462
Institutional Class Shares	1,045	1,029	233,720	1,051

Total	$20,028,170	$4,638,577	$35,088,115	$32,229,078

Shares outstanding (unlimited number of shares authorized)
Class A Shares	500,944	115,248	2,505,467	4,085,370
Class B Shares	309,447	33,271	312,239	16,713
Class C Shares	7,128	32,792	482,660	3,395
Class D Shares	925,456	—	—	—
Class R Shares	87	91	134	153
Institutional Services Class Shares	—	189,152	815,988	180,814
Institutional Class Shares	89	82	27,200	138

Total	1,743,151	370,636	4,143,688	4,286,583

Net asset value:
Class A Shares	$11.52	$12.54	$8.49	$7.52
Class B Shares (a)	$10.74	$12.32	$8.24	$7.30
Class C Shares (b)	$10.75	$12.31	$8.29	$7.33
Class D Shares	$11.73	$—	$—	$—
Class R Shares	$11.68	$12.37	$8.27	$7.33
Institutional Services Class Shares	$—	$12.57	$8.59	$7.60
Institutional Class Shares	$11.73	$12.58	$8.59	$7.60
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent)
Class A Shares	$12.22	$13.31	$9.01	$7.98
Class D Shares	$12.28	$—	$—	$—

Maximum Sales Charge — Class A Shares	5.75%	5.75%	5.75%	5.75%

Maximum Sales Charge — Class D Shares	4.50%	—	—	—

(a)	For Class B shares, the redemption price per share varies by length of time shares are held.
(b)	For Class C shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See notes to financial statements.

2004 Annual Report 67

Leadership Series

Statements of Operations
For the Year Ended October 31, 2004

	Gartmore	Gartmore	Gartmore	Gartmore
	Mid Cap Growth	Nationwide	U.S. Growth	Worldwide
	Leaders Fund	Leaders Fund	Leaders Fund	Leaders Fund

INVESTMENT INCOME:
Interest income	$4,251	$1,586	$12,903	$5,930
Dividend income (net of foreign withholding tax of $0; $0; $0 and $44,267; respectively)	101,536	48,051	152,289	748,925
Income from securities lending	7,422	—	3,377	4,505

Total Income	113,209	49,637	168,569	759,360

Expenses:
Investment advisory fees	183,545	37,513	309,373	330,068
Fund administration and transfer agent fees	48,665	8,563	46,808	92,537
Distribution fees Class A	15,320	3,680	38,665	81,273
Distribution fees Class B	34,532	3,815	23,517	1,068
Distribution fees Class C	674	3,760	30,058	229
Distribution fees Class R	3	4	4	4
Administrative servicing fees Class A	3,816	230	13,654	15,230
Administrative servicing fees Class R	2	3	3	3
Administrative servicing fees Institutional Service Class	—	4,420	18,836	3,573
Dividend expense for securities sold short	2	—	—	—
Registration and filing fees	51,512	49,753	45,941	45,964
Printing fees	43,118	3,328	13,536	41,291
Other	21,528	2,601	6,496	18,990

Total expenses before reimbursed expenses	402,717	117,670	546,891	630,230
Expenses reimbursed	(98,160)	(49,762)	(45,996)	(51,866)

Total Expenses	304,557	67,908	500,895	578,364

Net Investment Income (Loss)	(191,348)	(18,271)	(332,326)	180,996

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	2,720,348	439,268	(217,369)	2,155,711
Net realized gains (losses) on short sale transactions	(260,103)	—	—	—
Net increase from payment by advisor for losses realized on the disposal of investments	14,628	—	—	—
Net realized gains (losses) on foreign currency transactions	—	—	—	(86,054)

Net realized gains (losses) on investment, short sale and foreign currency transactions	2,474,873	439,268	(217,369)	2,069,657
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in short sales and foreign currencies	(1,918,161)	(59,891)	1,185,980	122,533

Net realized/unrealized gains (losses) on investments, short sales and foreign currencies	556,712	379,377	968,611	2,192,190

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$365,364	$361,106	$636,285	$2,373,186

See notes to financial statements.

68 Annual Report 2004

Statements of Changes in Net Assets

	Gartmore Mid Cap Growth Leaders Fund		Gartmore Nationwide Leaders Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2004	October 31, 2003	October 31, 2004	October 31, 2003

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(191,348)	$(227,519)	$(18,271)	$(5,050)
Net realized gains (losses) on investment, short sales and foreign currency transactions	2,474,873	2,269,680	439,268	(59,975)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies and short sales	(1,918,161)	3,495,835	(59,891)	582,847

Change in net assets resulting from operations	365,364	5,537,996	361,106	517,822

Distributions to Class A Shareholders from:
Net investment income	—	—	—	(3,468)
Distributions to Class B Shareholders from:
Net investment income	—	—	—	(477)
Distributions to Class C Shareholders from:
Net investment income	—	—	—	(368)
Distributions to Institutional Service Class Shareholders from:
Net investment income	—	—	—	(3,660)

Change in net assets from shareholder distributions	—	—	—	(7,973)

Change in net assets from capital transactions	(2,227,976)	(1,768,874)	822,402	714,713

Change in net assets	(1,862,612)	3,769,122	1,183,508	1,224,562
Net Assets:
Beginning of period	21,890,782	18,121,660	3,455,069	2,230,507

End of period	$20,028,170	$21,890,782	$4,638,577	$3,455,069

See notes to financial statements.

2004 Annual Report 69

Leadership Series

Statements of Changes in Net Assets

	Gartmore U.S. Growth Leaders Fund		Gartmore Worldwide Leaders Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2004	October 31, 2003	October 31, 2004	October 31, 2003

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(332,326)	$(87,378)	$180,996	$(64,310)
Net realized gains (losses) on investment and foreign currency transactions	(217,369)	2,057,741	2,069,657	8,003,840
Net change in unrealized appreciation/ depreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,185,980	1,383,567	122,533	(1,598,403)

Change in net assets resulting from operations	636,285	3,353,930	2,373,186	6,341,127

Change in net assets from capital transactions	15,543,896	12,610,380	(6,548,427)	26,929,213

Change in net assets	16,180,181	15,964,310	(4,175,241)	33,270,340
Net Assets:
Beginning of period	18,907,934	2,943,624	36,404,319	3,133,979

End of period	$35,088,115	$18,907,934	$32,229,078	$36,404,319

See notes to financial statements.

70 Annual Report 2004

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Gartmore Mid Cap Growth Leaders Fund

		Investment Activities			Distributions

			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from	Net		Net Asset
	Beginning	Income	(Losses) on	Investment	Investment	Total	Value, End	Total
	of Period	(Loss)	Investments	Activities	Income	Distributions	of Period	Return (a)

Class A Shares
Year Ended October 31, 2000 (d)	$19.70	(0.27)	10.63	10.36	(1.37)	(1.37)	$28.69	56.20%
Year Ended October 31, 2001	$28.69	(0.16)	(15.19)	(15.35)	(2.41)	(2.41)	$10.93	(57.29%	)
Year Ended October 31, 2002	$10.93	(0.14)	(2.29)	(2.43)	—	—	$8.50	(22.23%	)
Year Ended October 31, 2003	$8.50	(0.12)	2.92	2.80	—	—	$11.30	32.94%
Year Ended October 31, 2004	$11.30	(0.12)	0.34	0.22	—	—	$11.52	1.95%
Class B Shares
Year Ended October 31, 2000 (d)	$19.44	(0.42)	10.59	10.17	(1.37)	(1.37)	$28.24	55.97%
Year Ended October 31, 2001	$28.24	(0.22)	(15.21)	(15.43)	(2.41)	(2.41)	$10.40	(58.60%	)
Year Ended October 31, 2002	$10.40	(0.19)	(2.18)	(2.37)	—	—	$8.03	(22.79%	)
Year Ended October 31, 2003	$8.03	(0.18)	2.76	2.58	—	—	$10.61	32.13%
Year Ended October 31, 2004	$10.61	(0.18)	0.31	0.13	—	—	$10.74	1.23%
Class C Shares
Period Ended October 31, 2001 (e)	$13.46	(0.07)	(2.98)	(3.05)	—	—	$10.41	(22.66%	) (f)
Year Ended October 31, 2002	$10.41	(0.19)	(2.18)	(2.37)	—	—	$8.04	(22.77%	)
Year Ended October 31, 2003	$8.04	(0.16)	2.74	2.58	—	—	$10.62	32.09%
Year Ended October 31, 2004	$10.62	(0.16)	0.29	0.13	—	—	$10.75	1.22%
Class D Shares
Year Ended October 31, 2000	$19.69	(0.14)	10.57	10.43	(1.37)	(1.37)	$28.75	56.61%
Year Ended October 31, 2001	$28.75	(0.11)	(15.20)	(15.31)	(2.41)	(2.41)	$11.03	(57.00%	)
Year Ended October 31, 2002	$11.03	(0.11)	(2.32)	(2.43)	—	—	$8.60	(22.03%	)
Year Ended October 31, 2003	$8.60	(0.10)	2.97	2.87	—	—	$11.47	33.37%
Year Ended October 31, 2004	$11.47	(0.08)	0.34	0.26	—	—	$11.73	2.27%
Class R Shares
Period Ended October 31, 2004 (h)	$11.47	(0.11)	0.32	0.21	—	—	$11.68	1.83%	(f)
Institutional Class Shares
Period Ended October 31, 2004 (i)	$11.23	(0.01)	0.51	0.50	—	—	$11.73	4.45%	(f)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Year Ended October 31, 2000 (d)	$22,612	1.47%		(0.95%	)	1.67%		(1.15%	)	330.32%
Year Ended October 31, 2001	$6,601	1.63%		(1.00%	)	2.75%		(2.12%	)	698.74%
Year Ended October 31, 2002	$4,880	1.59%		(1.27%	)	2.20%		(1.88%	)	432.60%
Year Ended October 31, 2003	$6,441	1.55%		(1.27%	)	1.99%		(1.71%	)	365.45%
Year Ended October 31, 2004	$5,769	1.50%		(0.97%	)	1.98%		(1.44%	)	405.85%
Class B Shares
Year Ended October 31, 2000 (d)	$7,608	2.10%		(1.57%	)	2.35%		(1.82%	)	330.32%
Year Ended October 31, 2001	$3,985	2.23%		(1.60%	)	3.67%		(3.04%	)	698.74%
Year Ended October 31, 2002	$3,005	2.25%		(1.94%	)	2.90%		(2.59%	)	432.60%
Year Ended October 31, 2003	$3,663	2.24%		(1.96%	)	2.68%		(2.40%	)	365.45%
Year Ended October 31, 2004	$3,324	2.20%		(1.66%	)	2.67%		(2.13%	)	405.85%
Class C Shares
Period Ended October 31, 2001 (e)	$52	2.23%	(g)	(1.76%	) (g)	4.38%	(g)	(3.91%	) (g)	698.74%
Year Ended October 31, 2002	$45	2.25%		(1.94%	)	2.90%		(2.59%	)	432.60%
Year Ended October 31, 2003	$69	2.24%		(1.96%	)	2.69%		(2.41%	)	365.45%
Year Ended October 31, 2004	$77	2.20%		(1.65%	)	2.69%		(2.14%	)	405.85%
Class D Shares
Year Ended October 31, 2000	$36,090	1.10%		(0.55%	)	1.30%		(0.75%	)	330.32%
Year Ended October 31, 2001	$15,079	1.30%		(0.69%	)	2.51%		(1.90%	)	698.74%
Year Ended October 31, 2002	$10,192	1.27%		(0.97%	)	1.90%		(1.60%	)	432.60%
Year Ended October 31, 2003	$11,747	1.24%		(0.96%	)	1.69%		(1.40%	)	365.45%
Year Ended October 31, 2004	$10,857	1.20%		(0.66%	)	1.67%		(1.13%	)	405.85%
Class R Shares
Period Ended October 31, 2004 (h)	$1	1.72%	(g)	(1.16%	) (g)	2.09%	(g)	(1.53%	) (g)	405.85%
Institutional Class Shares
Period Ended October 31, 2004 (i)	$1	1.08%	(g)	(0.69%	) (g)	2.50%	(g)	(2.11%	) (g)	405.85%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Net investment income (losses) is based on average shares outstanding during the period.
(e)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)	Not annualized.
(g)	Annualized.
(h)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(i)	For the period from September 28, 2004 (commencement of operations) through October 31, 2004.

See notes to financial statements.

2004 Annual Report 71

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Leadership Series

Gartmore Nationwide Leaders Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Period Ended October 31, 2002 (d)	$10.00	0.02	(0.55)	(0.53)
Year Ended October 31, 2003	$9.46	—	1.98	1.98
Year Ended October 31, 2004	$11.40	(0.04)	1.18	1.14
Class B Shares
Period Ended October 31, 2002 (d)	$10.00	(0.05)	(0.55)	(0.60)
Year Ended October 31, 2003	$9.40	(0.09)	1.97	1.88
Year Ended October 31, 2004	$11.27	(0.12)	1.17	1.05
Class C Shares
Period Ended October 31, 2002 (d)	$10.00	(0.05)	(0.55)	(0.60)
Year Ended October 31, 2003	$9.40	(0.08)	1.96	1.88
Year Ended October 31, 2004	$11.27	(0.12)	1.16	1.04
Class R Shares
Period Ended October 31, 2003 (e)	$10.98	(0.01)	0.31	0.30
Year Ended October 31, 2004	$11.28	(0.08)	1.17	1.09
Institutional Service Class Shares
Period Ended October 31, 2002 (d)	$10.00	0.03	(0.55)	(0.52)
Year Ended October 31, 2003	$9.47	—	1.99	1.99
Year Ended October 31, 2004	$11.42	(0.03)	1.18	1.15
Institutional Class Shares
Period Ended October 31, 2004 (h)	$12.22	(0.01)	0.37	0.36

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net		Net Asset
	Investment	Total	Value, End	Total
	Income	Distributions	of Period	Return (a)

Class A Shares
Period Ended October 31, 2002 (d)	(0.01)	(0.01)	$9.46	(5.34%	) (f)
Year Ended October 31, 2003	(0.04)	(0.04)	$11.40	20.97%
Year Ended October 31, 2004	—	—	$12.54	10.00%
Class B Shares
Period Ended October 31, 2002 (d)	—	—	$9.40	(6.00%	) (f)
Year Ended October 31, 2003	(0.01)	(0.01)	$11.27	20.08%
Year Ended October 31, 2004	—	—	$12.32	9.32%
Class C Shares
Period Ended October 31, 2002 (d)	—	—	$9.40	(6.00%	) (f)
Year Ended October 31, 2003	(0.01)	(0.01)	$11.27	20.08%
Year Ended October 31, 2004	—	—	$12.31	9.32%
Class R Shares
Period Ended October 31, 2003 (e)	—	—	$11.28	2.73%	(f)
Year Ended October 31, 2004	—	—	$12.37	9.66%
Institutional Service Class Shares
Period Ended October 31, 2002 (d)	(0.01)	(0.01)	$9.47	(5.23%	) (f)
Year Ended October 31, 2003	(0.04)	(0.04)	$11.42	21.10%
Year Ended October 31, 2004	—	—	$12.57	10.07%
Institutional Class Shares
Period Ended October 31, 2004 (h)	—	—	$12.58	2.95%	(f)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2002 (d)	$891	1.45%	(g)	0.23%	(g)	4.93%	(g)	(3.25%	) (g)	60.54%
Year Ended October 31, 2003	$1,351	1.45%		(0.04%	)	3.23%		(1.82%	)	196.86%
Year Ended October 31, 2004	$1,445	1.47%		(0.31%	)	2.61%		(1.46%	)	230.95%
Class B Shares
Period Ended October 31, 2002 (d)	$317	2.20%	(g)	(0.58%	) (g)	5.78%	(g)	(4.16%	) (g)	60.54%
Year Ended October 31, 2003	$350	2.20%		(0.74%	)	4.11%		(2.65%	)	196.86%
Year Ended October 31, 2004	$410	2.20%		(1.05%	)	3.34%		(2.20%	)	230.95%
Class C Shares
Period Ended October 31, 2002 (d)	$243	2.21%	(g)	(0.60%	) (g)	5.80%	(g)	(4.19%	) (g)	60.54%
Year Ended October 31, 2003	$358	2.20%		(0.82%	)	3.95%		(2.57%	)	196.86%
Year Ended October 31, 2004	$404	2.20%		(1.05%	)	3.34%		(2.20%	)	230.95%
Class R Shares
Period Ended October 31, 2003 (e)	$1	1.80%	(g)	(1.11%	) (g)	(1.90%	) (g)	(1.21%	) (g)	196.86%
Year Ended October 31, 2004	$1	1.81%		(0.69%	)	2.91%		(1.79%	)	230.95%
Institutional Service Class Shares
Period Ended October 31, 2002 (d)	$778	1.32%	(g)	0.39%	(g)	4.74%	(g)	(3.03%	) (g)	60.54%
Year Ended October 31, 2003	$1,395	1.38%		0.01%		3.06%		(1.67%	)	196.86%
Year Ended October 31, 2004	$2,377	1.41%		(0.27%	)	2.56%		(1.42%	)	230.95%
Institutional Class Shares
Period Ended October 31, 2004 (h)	$1	1.12%	(g)	(0.17%	) (g)	2.44%	(g)	(1.50%	) (g)	230.95%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from December 18, 2001 (commencement of operations) through October 31, 2002. Registration of shares effective with the Securities and Exchange Commission on December 28, 2001.
(e)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(f)	Not annualized.
(g)	Annualized.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

See notes to financial statements.

72 Annual Report 2004

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Gartmore U.S. Growth Leaders Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Period Ended October 31, 2000 (d)	$10.00	(0.01)	1.65	1.64
Year Ended October 31, 2001	$11.64	(0.08)	(5.13)	(5.21)
Year Ended October 31, 2002	$6.02	(0.07)	(0.46)	(0.53)
Year Ended October 31, 2003	$5.49	(0.03)	2.76	2.73
Year Ended October 31, 2004	$8.22	(0.07)	0.34	0.27
Class B Shares
Period Ended October 31, 2000 (d)	$10.00	(0.03)	1.65	1.62
Year Ended October 31, 2001	$11.62	(0.11)	(5.14)	(5.25)
Year Ended October 31, 2002	$5.96	(0.12)	(0.44)	(0.56)
Year Ended October 31, 2003 (f)	$5.40	(0.11)	2.74	2.63
Year Ended October 31, 2004	$8.03	(0.13)	0.34	0.21
Class C Shares
Period Ended October 31, 2001 (e)	$6.45	(0.04)	(0.41)	(0.45)
Year Ended October 31, 2002 (f)	$6.00	(0.12)	(0.44)	(0.56)
Year Ended October 31, 2003 (f)	$5.44	(0.13)	2.77	2.64
Year Ended October 31, 2004	$8.08	(0.11)	0.32	0.21
Class R Shares
Period Ended October 31, 2003 (g)	$7.49	(0.01)	0.56	0.55
Year Ended October 31, 2004	$8.04	(0.11)	0.34	0.23
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	$10.00	—	1.66	1.66
Year Ended October 31, 2001	$11.66	(0.06)	(5.13)	(5.19)
Year Ended October 31, 2002 (f)	$6.06	(0.06)	(0.46)	(0.52)
Year Ended October 31, 2003	$5.54	(0.03)	2.80	2.77
Year Ended October 31, 2004	$8.31	(0.09)	0.37	0.28
Institutional Class Shares
Period Ended October 31, 2004 (j)	$8.62	(0.02)	(0.01)	(0.03)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net		Net Asset
	Realized	Total	Value, End	Total
	Gains	Distributions	of Period	Return (a)

Class A Shares
Period Ended October 31, 2000 (d)	—	—	$11.64	16.40%	(h)
Year Ended October 31, 2001	(0.41)	(0.41)	$6.02	(45.81%	)
Year Ended October 31, 2002	—	—	$5.49	(8.80%	)
Year Ended October 31, 2003	—	—	$8.22	49.73%
Year Ended October 31, 2004	—	—	$8.49	3.28%
Class B Shares
Period Ended October 31, 2000 (d)	—	—	$11.62	16.20%	(h)
Year Ended October 31, 2001	(0.41)	(0.41)	$5.96	(46.25%	)
Year Ended October 31, 2002	—	—	$5.40	(9.40%	)
Year Ended October 31, 2003 (f)	—	—	$8.03	48.70%
Year Ended October 31, 2004	—	—	$8.24	2.62%
Class C Shares
Period Ended October 31, 2001 (e)	—	—	$6.00	(6.98%	) (h)
Year Ended October 31, 2002 (f)	—	—	$5.44	(9.33%	)
Year Ended October 31, 2003 (f)	—	—	$8.08	48.53%
Year Ended October 31, 2004	—	—	$8.29	2.60%
Class R Shares
Period Ended October 31, 2003 (g)	—	—	$8.04	7.34%	(h)
Year Ended October 31, 2004	—	—	$8.27	2.86%
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	—	—	$11.66	16.60%	(h)
Year Ended October 31, 2001	(0.41)	(0.41)	$6.06	(45.55%	)
Year Ended October 31, 2002 (f)	—	—	$5.54	(8.58%	)
Year Ended October 31, 2003	—	—	$8.31	50.00%
Year Ended October 31, 2004	—	—	$8.59	3.37%
Institutional Class Shares
Period Ended October 31, 2004 (j)	—	—	$8.59	(0.35%	) (h)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2000 (d)	$1,411	1.20%	(i)	(0.30%	) (i)	8.29%	(i)	(7.39%	) (i)	124.62%
Year Ended October 31, 2001	$1,195	1.60%		(1.04%	)	7.91%		(7.35%	)	944.67%
Year Ended October 31, 2002	$1,356	1.57%		(1.20%	)	3.04%		(2.67%	)	773.95%
Year Ended October 31, 2003	$8,714	1.59%		(1.02%	)	2.10%		(1.54%	)	637.45%
Year Ended October 31, 2004	$21,273	1.64%		(1.06%	)	1.80%		(1.23%	)	510.91%
Class B Shares
Period Ended October 31, 2000 (d)	$804	1.70%	(i)	(0.83%	) (i)	9.20%	(i)	(8.33%	) (i)	124.62%
Year Ended October 31, 2001	$772	2.20%		(1.66%	)	8.84%		(8.30%	)	944.67%
Year Ended October 31, 2002	$719	2.26%		(1.89%	)	3.88%		(3.51%	)	773.95%
Year Ended October 31, 2003 (f)	$2,023	2.30%		(1.72%	)	2.96%		(2.38%	)	637.45%
Year Ended October 31, 2004	$2,572	2.30%		(1.71%	)	2.45%		(1.86%	)	510.91%
Class C Shares
Period Ended October 31, 2001 (e)	$9	2.20%	(i)	(1.77%	) (i)	9.87%	(i)	(9.44%	) (i)	944.67%
Year Ended October 31, 2002 (f)	$16	2.27%		(1.89%	)	3.69%		(3.31%	)	773.95%
Year Ended October 31, 2003 (f)	$1,606	2.30%		(1.76%	)	2.60%		(2.07%	)	637.45%
Year Ended October 31, 2004	$4,000	2.30%		(1.74%	)	2.47%		(1.91%	)	510.91%
Class R Shares
Period Ended October 31, 2003 (g)	$1	1.90%	(i)	(1.64%	) (i)	2.00%	(i)	(1.74%	) (i)	637.45%
Year Ended October 31, 2004	$1	1.89%		(1.33%	)	2.20%		(1.64%	)	510.91%
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	$777	0.75%	(i)	0.12%	(i)	8.14%	(i)	(7.27%	) (i)	124.62%
Year Ended October 31, 2001	$449	1.30%		(0.75%	)	7.39%		(6.84%	)	944.67%
Year Ended October 31, 2002 (f)	$853	1.32%		(0.95%	)	2.52%		(2.15%	)	773.95%
Year Ended October 31, 2003	$6,563	1.50%		(0.94%	)	2.00%		(1.44%	)	637.45%
Year Ended October 31, 2004	$7,008	1.54%		(0.93%	)	1.68%		(1.08%	)	510.91%
Institutional Class Shares
Period Ended October 31, 2004 (j)	$234	1.30%	(i)	(0.83%	) (i)	1.54%	(i)	(1.07%	) (i)	510.91%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from June 30, 2000 (commencement of operations) through October 31, 2000.
(e)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)	Not annualized.
(i)	Annualized.
(j)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

See notes to financial statements.

2004 Annual Report 73

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Leadership Series

Gartmore Worldwide Leaders Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Period Ended October 31, 2000 (d)	$10.00	—	(0.88)	(0.88)
Year Ended October 31, 2001	$9.12	(0.01)	(2.85)	(2.86)
Year Ended October 31, 2002	$6.26	—	(0.76)	(0.76)
Year Ended October 31, 2003	$5.50	(0.02)	1.53	1.51
Year Ended October 31, 2004	$7.01	0.05	0.46	0.51
Class B Shares
Period Ended October 31, 2000 (d)	$10.00	—	(0.89)	(0.89)
Year Ended October 31, 2001	$9.11	(0.06)	(2.85)	(2.91)
Year Ended October 31, 2002	$6.20	(0.04)	(0.75)	(0.79)
Year Ended October 31, 2003 (e)	$5.41	(0.04)	1.48	1.44
Year Ended October 31, 2004	$6.85	—	0.45	0.45
Class C Shares
Period Ended October 31, 2001 (f)	$7.77	(0.02)	(1.52)	(1.54)
Year Ended October 31, 2002	$6.23	(0.04)	(0.75)	(0.79)
Year Ended October 31, 2003	$5.44	(0.06)	1.51	1.45
Year Ended October 31, 2004	$6.89	—	0.44	0.44
Class R Shares
Period Ended October 31, 2003 (i)	$6.55	(0.01)	0.32	0.31
Year Ended October 31, 2004	$6.86	0.02	0.45	0.47
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	$10.00	0.01	(0.89)	(0.88)
Year Ended October 31, 2001	$9.12	0.01	(2.84)	(2.83)
Year Ended October 31, 2002	$6.29	0.01	(0.76)	(0.75)
Year Ended October 31, 2003	$5.54	—	1.54	1.54
Year Ended October 31, 2004	$7.08	0.05	0.47	0.52
Institutional Class Shares
Period Ended October 31, 2004 (j)	$7.23	0.02	0.35	0.37

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Net Asset
	Value, End	Total
	of Period	Return (a)

Class A Shares
Period Ended October 31, 2000 (d)	$9.12	(8.80%	) (g)
Year Ended October 31, 2001	$6.26	(31.36%	)
Year Ended October 31, 2002	$5.50	(12.14%	)
Year Ended October 31, 2003	$7.01	27.45%
Year Ended October 31, 2004	$7.52	7.28%
Class B Shares
Period Ended October 31, 2000 (d)	$9.11	(8.90%	) (g)
Year Ended October 31, 2001	$6.20	(31.94%	)
Year Ended October 31, 2002	$5.41	(12.74%	)
Year Ended October 31, 2003 (e)	$6.85	26.62%
Year Ended October 31, 2004	$7.30	6.57%
Class C Shares
Period Ended October 31, 2001 (f)	$6.23	(19.82%	) (g)
Year Ended October 31, 2002	$5.44	(12.68%	)
Year Ended October 31, 2003	$6.89	26.65%
Year Ended October 31, 2004	$7.33	6.39%
Class R Shares
Period Ended October 31, 2003 (i)	$6.86	4.73%	(g)
Year Ended October 31, 2004	$7.33	7.00%
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	$9.12	(8.80%	) (g)
Year Ended October 31, 2001	$6.29	(31.03%	)
Year Ended October 31, 2002	$5.54	(11.92%	)
Year Ended October 31, 2003	$7.08	27.80%
Year Ended October 31, 2004	$7.60	7.34%
Institutional Class Shares
Period Ended October 31, 2004 (j)	$7.60	5.12%	(g)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2000 (d)	$1,542	1.68%	(h)	0.05%	(h)	6.74%	(h)	(5.01%	) (h)	21.59%
Year Ended October 31, 2001	$1,096	1.75%		(0.19%	)	5.71%		(4.15%	)	34.57%
Year Ended October 31, 2002	$1,046	1.69%		(0.03%	)	2.60%		(0.94%	)	467.35%
Year Ended October 31, 2003	$34,889	1.67%		(0.47%	)	(k)		(k)		689.06%
Year Ended October 31, 2004	$30,707	1.70%		0.53%		1.85%		0.38%		495.62%
Class B Shares
Period Ended October 31, 2000 (d)	$1,519	2.26%	(h)	(0.53%	) (h)	7.47%	(h)	(5.74%	) (h)	21.59%
Year Ended October 31, 2001	$1,051	2.35%		(0.78%	)	6.47%		(4.90%	)	34.57%
Year Ended October 31, 2002	$936	2.39%		(0.72%	)	3.36%		(1.69%	)	467.35%
Year Ended October 31, 2003 (e)	$96	2.39%		(0.72%	)	(k)		(k)		689.06%
Year Ended October 31, 2004	$122	2.40%		(0.13%	)	2.57%		(0.30%	)	495.62%
Class C Shares
Period Ended October 31, 2001 (f)	$20	2.35%	(h)	(1.04%	) (h)	7.40%	(h)	(6.09%	) (h)	34.57%
Year Ended October 31, 2002	$19	2.39%		(0.71%	)	3.41%		(1.73%	)	467.35%
Year Ended October 31, 2003	$19	2.38%		(0.84%	)	(k)		(k)		689.06%
Year Ended October 31, 2004	$25	2.40%		(0.08%	)	2.57%		(0.25%	)	495.62%
Class R Shares
Period Ended October 31, 2003 (i)	$1	1.87%	(h)	(1.05%	) (h)	1.97%	(h)	(1.15%	) (h)	689.06%
Year Ended October 31, 2004	$1	1.96%		0.28%		2.12%		0.12%		495.62%
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	$1,521	1.36%	(h)	0.37%	(h)	6.45%	(h)	(4.72%	) (h)	21.59%
Year Ended October 31, 2001	$1,048	1.42%		0.13%		5.44%		(3.89%	)	34.57%
Year Ended October 31, 2002	$1,133	1.42%		0.25%		2.34%		(0.67%	)	467.35%
Year Ended October 31, 2003	$1,400	1.46%		0.12%		(k)		(k)		689.06%
Year Ended October 31, 2004	$1,373	1.65%		0.61%		1.80%		0.46%		495.62%
Institutional Class Shares
Period Ended October 31, 2004 (j)	$1	1.40%	(h)	0.72%	(h)	1.70%	(h)	0.42%	(h)	495.62%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from August 30, 2000 (commencement of operations) through October 31, 2000.
(e)	Net investment income (loss) is based on average shares outstanding during the period.
(f)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g)	Not annualized.
(h)	Annualized.
(i)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(j)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(k)	There no fee reductions in this period.

See notes to financial statements.

74 Annual Report 2004

International Series

Gartmore China Opportunities Fund

From its inception on June 29, 2004, through Oct. 31, 2004, the Gartmore China Opportunities Fund returned 12.61% (Class A at NAV) versus 10.08% for its benchmark, the Morgan Stanley Capital International (MSCI) Zhong Hua Index. For broader comparison, the average return for the Fund’s Lipper peer category of China Region Funds was 6.27%.

Equity markets in the Chinese region began the period strongly, thanks in part to China’s robust economic growth and the supportive global macroeconomic backdrop. However, March and April 2004 witnessed a change in market environment that generated a wave of profit-taking and outright selling. Monetary tightening in China, political uncertainty in Taiwan, jitters about the prospects for global growth and concerns that valuations had become over-extended combined to drive the markets sharply lower. By the time of the Fund’s June 2004 inception, Hong Kong’s market had more or less stabilized, performing strongly during the remaining months of the reporting period, helped by a recovery in the property sector. However, Taiwan’s market remained under pressure; rising oil prices and the poor performance of the technology sector caused problems. Later in the period, China’s market was boosted by evidence that the government had succeeded in slowing the economy without causing a hard landing, although the surprise announcement of an interest-rate hike late in October was something of an unpleasant surprise.

Stock selection was the main driver of the strong performance for the Fund during the reporting period, particularly in the financials sector. The Fund benefited from overweight positions in a number of outperforming Hong Kong real estate stocks as the Hong Kong property market benefited from reflation— the intentional reversal of deflation through a monetary action by a government. Most notably Midland Realty Group and New World Development Co. Ltd. Contributed 1.81% and 0.28% to the Fund’s performance, respectively. Stock selection in the industrials and consumer discretionary sectors also contributed positively to Fund performance, as did an overweight allocation to the materials sector. An overweight holding of Yanzhou Coal Mining Co. Ltd. was one of the best-performing positions in the portfolio, contributing 0.29% to the Fund’s performance.

The largest detractor from performance came from the Fund’s underweight allocation to the energy sector, given that the sector performed so well on the strong rise in oil prices. Consequently, our underweight positions in PetroChina Co. Ltd. (-0.31%), The Hong Kong and China Gas Co. Ltd. (-0.27%) and CNOOC Ltd. (-0.40%) were among the bottom five contributors to Fund performance.

The Fund continues to focus on consumer-related stocks on the basis that the strong gross domestic product levels of recent years will continue to fuel a rise in China’s consumerism. Stocks with strong brands, including Wumart Stores, Inc. and Convenience Retail Asia Ltd., are therefore allocated overweight positions in the Fund. We choose to avoid companies with relatively high debt levels as well as state-owned enterprises, feeling that they are more likely to suffer ill effects from any further monetary tightening, while consumer-related stocks may prove to be relatively resilient in the face of a broader market decline.

We continue to take a considerable underweight stance in telecommunications, viewing competition in the sector as damaging to profit margins. The largest underweight in the Fund is in the financials sector, where we take a highly selective approach. We are underweight in Hong Kong financials, expecting loan growth to disappoint.

Portfolio Manager: Philip Ehrmann

Class A: GOPAX
Class B: GOPBX
Class C: GOPCX
Class R: GOPRX
Institutional Service Class: GOPSX
Institutional Class: GOPIX

2004 Annual Report 75

International Series

Gartmore China Opportunities Fund

Fund Performance

Average Annual Total Return

(For periods ended October 31, 2004)

		Inception[1]

Class A1	without sales charge[2]	12.61%
	with sales charge[3]	6.14%

Class B1	without sales charge[2]	12.38%
	with sales charge[4]	7.38%

Class C	without sales charge[2]	12.30%
	with sales charge[5]	11.30%

Class R6		12.46%

Institutional Class[6]		12.74%

Institutional Service Class[6]		12.74%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on June 29, 2004.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 1% after 6 years.

[5]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore China Opportunities Fund, Morgan Stanley Capital International (MSCI) Zhong Hua Index (a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	MSCI Zhong Hua Index is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure the performance of stocks in the developed markets of China and Hong Kong; the Index gives one-third of its weightings to China stocks and the remainder to Hong Kong stocks.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

*	The Shareholder Expense Example is not required for Funds operational less than six months.

76 Annual Report 2004

Gartmore China Opportunities Fund
Portfolio Summary
(October 31, 2004)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a schedule of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	96.3%
Repurchase Agreements	3.7%

100.0%

Top Countries

Hong Kong	82.5%
China	13.8%
Other Countries	3.7%

100.0%

Top Holdings

Asia Aluminum Holdings Ltd.	2.8%
Lianhua Supermarket Holdings Ltd.	2.7%
China Mobile Ltd.	2.6%
Lenovo Group Ltd.	2.5%
China Resources Power Holdings Co. Ltd.	2.5%
Global Bio-chem Technology Group Co. Ltd.	2.5%
Kingboard Chemical Holdings Ltd.	2.4%
Lee & Man Paper Manufacturing Ltd.	2.4%
Weichai Power Co. Ltd.	2.4%
New World Development	2.3%
Other Countries	74.9%

100.0%

2004 Annual Report 77

International Series

Statement of Investments
October 31, 2004

Gartmore China Opportunities Fund

Common Stocks (96.3%)

	Shares or
	Principal Amount	Value

CHINA (13.8%)
Building & Construction (3.4%)
Baoye Group Co. Ltd. (c)	238,000	$129,192
Zhejiang Expressway Co. Ltd. (c)	142,000	96,041

		225,233

Electric Utility (1.7%)
Datang International Power Generation Co. Ltd. (c)	140,000	111,751

Electronics (1.7%)
TPV Technology Ltd. (c)	192,000	115,382

Metals & Mining (1.7%)
Jiangxi Copper Co. Ltd. (c)	221,000	117,303

Mining (1.4%)
Yanzhou Coal Mining Co. Ltd. (c)	70,000	92,925

Oil & Gas (2.0%)
China Oilfield Services Ltd. (c)	458,000	133,880

Transportation (1.9%)
Hainan Meilan International Airport Co. Ltd. (c)	158,000	129,119

		925,593

HONG KONG (82.5%)
Building & Construction (2.8%)
Asia Aluminum Holdings Ltd. (c)	1,688,000	191,068

Building - Residential & Commercial (2.2%)
Shanghai Forte Land Co. Ltd.	474,000	146,224

Chemicals (2.4%)
Kingboard Chemical Holdings Ltd. (c)	78,000	163,624

Commercial Services (0.8%)
Linmark Group Ltd. (c)	154,000	51,820

Computers (2.5%)
Lenovo Group Ltd. (c)	472,000	169,908

Diversified Operations (0.8%)
Melco International Development Ltd. (c)	48,000	53,653

Electric Utility (2.5%)
China Resources Power Holdings Co. Ltd. (c)	292,000	167,207

Electrical & Electronic (1.5%)
Johnson Electric Holdings Ltd. (c)	103,500	103,191

Electronic Equipment (2.1%)
GOME Electrical Appliances Holdings Ltd. (c)	174,600	140,202

Electronics (2.2%)
Solomon Systech International Ltd.	590,000	149,331

Engine Manufacturing (2.4%)
Weichai Power Co. Ltd.	78,000	160,842

Finance (1.3%)
Hong Kong Exchanges & Clearing Ltd. (c)	38,000	86,526

Food Products (4.5%)
Global Bio-chem Technology Group Co. Ltd. (c)	210,000	165,029
Heng Tai Consumables Group Ltd. (c)	1,030,000	138,913

		303,942

Health Care Products (2.1%)
Hengan International Group Co. Ltd. (c)	264,000	140,838

Hotels, Restaurants & Leisure (3.4%)
Cafe De Coral Holdings Ltd. (c)	90,000	97,143
Hong Kong and Shanghai Hotels Ltd. (c) (The)	172,500	130,763

		227,906

Information Services (1.2%)
HC International, Inc. (c)	330,000	80,536

Insurance (2.0%)
Ping AN Insurance (Group) Co. of China Ltd. (b)	87,000	136,926

Machinery & Machine Tools (1.7%)
Techtronic Industries Co. Ltd. (c)	56,000	111,732

Medical Products (1.2%)
Shandong Weigao Group Medical Polymer Co. Ltd.	832,000	79,102

Oil & Gas (3.2%)
PetroChina Co. Ltd. (c)	174,000	91,485
Xinao Gas Holdings Ltd. (c)	216,000	120,718

		212,203

Paper Products (2.4%)
Lee & Man Paper Manufacturing Ltd. (c)	222,000	162,597

Publishing (2.5%)
Culturecom Holdings Ltd. (c)	1,414,000	90,149
Oriental Press Group Ltd. (c)	216,000	79,793

		169,942

78 Annual Report 2004

Common Stocks (continued)

	Shares or
	Principal Amount	Value

HONG KONG (continued)
Real Estate (17.8%)
Cheung Kong (Holdings) Ltd. (c)	18,000	$149,086
China Overseas Land and Investment Ltd. (c)	636,000	138,991
Henderson Land Development Co. Ltd. (c)	22,000	102,088
Hongkong Land Holdings Ltd. (c)	75,000	154,772
Hopewell Holdings Ltd. (c)	69,000	148,498
Midland Realty Holdings Ltd. (c)	314,000	139,593
New World Development Co. Ltd. (c)	178,000	155,789
Sino Land Co. Ltd. (c)	116,000	99,185
Sun Hung Kai Properties Ltd. (c)	12,000	111,073

		1,199,075

Retail (9.3%)
Convenience Retail Asia Ltd. (c)	300,000	101,177
Lianhua Supermarket Holdings Ltd. (c)	156,000	182,578
Lifestyle International Holdings Ltd.	100,000	141,326
Sa Sa International Holdings Ltd. (c)	220,000	91,925
Wumart Stores, Inc. (b) (c)	65,000	111,070

		628,076

Telecommunications (2.6%)
China Mobile Ltd. (c)	60,000	174,580

Textiles (3.1%)
Fountain Set Holdings Ltd. (c)	108,000	81,367
Texwinca Holdings Ltd. (c)	140,000	126,923

		208,290

Transportation (2.0%)
Cosco Pacific Ltd. (c)	76,000	131,368

		5,550,709

Total Common Stocks		6,476,302

Repurchase Agreements (3.7%)

Repurchase Agreements (3.7%)

	Shares or
	Principal Amount	Value

CS First Boston, 1.75%, dated 10/29/04, due 11/01/04, repurchase price $103,744 (Fully collateralized by Treasury Notes and U.S. Agency Securities)	$103,729	103,729
Nomura Securities, 1.75% dated 10/29/04, due 11/01/04, repurchase price $144,954 (Fully collateralized by AA Corporate Bonds and U.S. Agency Securities)	144,933	144,933

Total Repurchase Agreements		248,662

Total Investments (Cost $6,278,797) (a) — 100.0%		6,724,964

Liabilities in excess of other assets — 0.0%		(78)

NET ASSETS — 100.0%		$6,724,886

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

(c)	Fair Valued Security.

See notes to financial statements.

2004 Annual Report 79

International Series

Gartmore Emerging Markets Fund

For the annual period ended Oct. 31, 2004, the Gartmore Emerging Markets Fund returned 16.97% (Class A at NAV) versus 19.40% for its benchmark, the Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index. For broader comparison, the average return for the Fund’s Lipper peer category of Emerging Markets Funds was 19.50%.

During the first five months of the reporting period, emerging equity markets strongly outperformed relative to the markets of the developed world, supported by a background of improving global economic growth, low/declining interest rates and rising demandas well as pricesfor raw materials. During this period, the Fund performed very strongly relative to its benchmark. Overweight positions in Thailand, Indonesia, and Mexico added to performance. In addition, stock selection was very strong, particularly in the financials and materials sectors, and in South Korea and Hong Kong.

Early in the second quarter of 2004, the asset class sold off sharply as China’s government took measures to cool runaway economic growth. In addition, fears surfaced that an imminent rise in U.S. interest rates would put the brakes on global economic recovery. Particularly hard hit were the Asian region markets and the more cyclical sectors, such as materials and industrials. The Fund’s exposure to the materials and industrial sectors therefore detracted from performance as did overweights in the more cyclical Asian markets (e.g., Taiwan and South Korea).

For the full reporting period, strong stock selection contributed positively to Fund performance. The Fund’s exposure to South Korea and Russia was particularly beneficial, due largely to stock selection in both countries’ markets. The top three performers in the Fund’s portfolio were holdings in South Korea (an underweight in both LG Card Co., Ltd. and Samsung Electronics Co. Ltd. plus an overweight in Dongkuk Steel Mill Co., Ltd.—contributing 2.55%, 1.13%, 0.78%, respectively, to the Fund’s performance), while an underweight by the Fund in troubled Russian oil giant OAO NK YUKOS was the fifth-largest contributor to Fund performance. The Fund’s stock selection in the information technology and consumer discretionary sectors, however, made a negative contribution to Fund performance. The Fund’s selection of underperforming technology stocks in Taiwan, such as Accton Technology Corp. (-0.88%) and Taiwan Semiconductor Manufacturing Co. Ltd. (-0.59%) contributed to the negative performance.

At the other end of the scale, underweights by the Fund in South Africa proved to be detrimental, as this market outperformed despite our concerns that the South African currency was significantly overvalued. The Fund’s overweight exposure to the Latin American region is the result of its holdings in Brazil and Mexico, where we maintain overweight and off-index positions in a small number of conviction stocks. Strong retail sales growth in Mexico supports our view that the country continues to benefit from improving economic conditions globally.

Fund positions in the financials and materials sectors added value. Among the Fund’s top contributors to performance were the off-index positions in South African bank Absa Group Ltd. (0.68%) and mining stocks Yanzhou Coal Mining Co. Ltd. (0.51%), Gerdau S.A. (0.49%) and Grupo México S.A. de C.V. (0.40%). Fund performance was hindered by overweight positions in a number of (particularly Taiwanese) information technology stocks. The information technology sector lagged as a result of profits downgrades and weak pricing power.

We remain selective within the Emerging Europe, Middle East and Asia (EMEA) region; in our opinion, positive sentiment attached to the European Union convergence is an overstretched theme. We are therefore comfortable with our underweights in markets such as Hungry and the Czech Republic.

Portfolio Managers: Philip Ehrmann and Peter Dalgliesh

Class A: GEGAX
Class B: GEGBX
Class C: GEGCX
Class R: GEMRX
Institutional Service Class: GEGSX
Institutional Class: GEGIX

80 Annual Report 2004

Gartmore Emerging Markets Fund
Fund Performance

Average Annual Total Return

(For periods ended October 31, 2004)

		One year	Inception[1]

Class A	without sales charge[2]	16.97%	5.18%
	with sales charge[3]	10.27%	3.70%

Class B	without sales charge[2]	16.14%	4.48%
	with sales charge[4]	11.14%	4.06%

Class C5	without sales charge[2]	16.21%	4.83%
	with sales charge[6]	15.21%	4.83%

Class R [7,9]		16.56%	4.57%

Institutional Class[8,9]		17.25%	5.56%

Institutional Service Class[9]		17.25%	5.56%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on August 30, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (12/31/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[9]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Emerging Markets Fund, S&P/ IFCI Emerging Markets Composite Index(a), Morgan Stanley Capital International Emerging Markets Free Index (MSCI Emerging Markets)(b), and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P/ IFCI Emerging Markets Composite Index is an unmanaged index that aims to represent the performance of the stocks in emerging stock markets that are available to foreign institutional investors.

(b)	The MSCI Emerging Markets is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

(c)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2004 Annual Report 81

Gartmore Emerging Markets Fund

International Series

Shareholder
Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2004, and continued to hold your shares at the end of the reporting period, October 31, 2004. Per SEC requirements, the examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended October 31, 2004.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2004)

			Beginning	Ending
			Account Value	Account Value	Expenses Paid		Annualized
Emerging Markets Fund			5/1/04	10/31/04	During Period*		Expense Ratio

Class A	Actual		$1,000	$1,061	$9.74		1.88%
	Hypothetical	[1]	$1,000	$1,016	$9.57		1.88%

Class B	Actual		$1,000	$1,056	$13.18		2.55%
	Hypothetical	[1]	$1,000	$1,012	$12.98		2.55%

Class C	Actual		$1,000	$1,057	$13.19		2.55%
	Hypothetical	[1]	$1,000	$1,012	$12.98		2.55%

Class R	Actual		$1,000	$1,059	$10.61		2.05%
	Hypothetical	[1]	$1,000	$1,015	$10.43		2.05%

Institutional Service Class	Actual		$1,000	$1,062	$8.03		1.55%
	Hypothetical	[1]	$1,000	$1,017	$7.89		1.55%

Institutional Class (a)	Actual		$1,000	$1,108	$5.53	(b)	1.55%
	Hypothetical	[1]	$1,000	$1,009	$5.30	(b)	1.55%

(a)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(b)	Expense are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 124/366 (to reflect the period).

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

1    Represents the hypothetical 5% annual return before expenses.

82 Annual Report 2004

Gartmore Emerging Markets Fund
Portfolio Summary
(October 31, 2004)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a schedule of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	93.6%
Participation Notes	3.8%
Repurchase Agreements	1.6%
Warrants	0.2%
Other Assets in excess of Liabilities	0.8%

100.0%

Top Countries

Korea	20.0%
Brazil	11.2%
South Africa	10.8%
Taiwan	9.7%
Mexico	7.0%
Russia	6.7%
Malaysia	5.1%
Thailand	4.9%
Hong Kong	4.0%
China	3.0%
Other Countries	17.6%

100.0%

Top Holdings

Samsung Electronics GDR	4.1%
Anglo American PLC	2.4%
Petroleo Brasileiro SA ADR	2.2%
Surgutneftegaz ADR	1.9%
America Movil SA de CV ADR	1.8%
Klabin SA	1.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	1.6%
INI Steel Co.	1.5%
Sasol Ltd.	1.5%
LUKOIL ADR	1.5%
Other Holdings	79.9%

100.0%

2004 Annual Report 83

International Series

Statement of Investments
October 31, 2004

Gartmore Emerging Markets Fund

Common Stocks (93.6%)

	Shares or
	Principal Amount	Value

ARGENTINA (0.8%)
Oil & Gas (0.8%)
Tenaris SA ADR	4,100	$183,557

BRAZIL (11.2%)
Banking (2.1%)
Banco Itau Holding Financeira SA ADR	4,000	242,000
Uniao de Bancos Brasileiros SA GDR	9,200	243,340

		485,340

Beverages (0.7%)
Companhia de Bebidas das Americas ADR	6,400	158,720

Electric Utility (1.4%)
Companhia Energetica de Minas Gerais	14,290,500	330,243

Mining (0.6%)
Companhia Vale do Rio Doce, Class A	7,300	132,402

Oil & Gas (3.1%)
Petroleo Brasileiro SA ADR	14,550	516,670
Petroleo Brasileiro SA ADR (c)	5,400	176,040

		692,710

Paper Products (1.6%)
Klabin SA	225,800	371,590

Retail - Food Products (0.3%)
Companhia Brasileira de Distribuicao	3,100	73,780

Grupo Pao de Acucar ADR
Steel (0.6%)
Gerdau SA ADR	8,600	126,936

Telecommunications (0.8%)
Tele Norte Leste Participacoes SA ADR	13,800	180,504

		2,552,225

CHILE (0.9%)
Food (0.9%)
Cencosud SA ADR (b)	9,800	217,778

CHINA (3.0%)
Mining (1.0%)
Yanzhou Coal Mining Co. Ltd. (d)	174,000	230,984

Oil & Gas (0.7%)
CNOOC Ltd. (d)	308,500	158,931

Telecommunications (1.3%)
China Telecom Corp. Ltd. (d)	960,000	308,905

		698,820

HONG KONG (4.0%)
Agriculture (0.7%)
Global Bio-chem Technology Group Co Ltd. (d)	208,000	163,457

Computer Services (0.6%)
Lenovo Group Ltd. (d)	390,000	140,390

Electric Utility (1.1%)
China Resources Power Holdings Co Ltd. (d)	434,000	248,520

Insurance (0.9%)
Ping An Insurance (Group) Co. oF	128,000	201,454

China Ltd. (b)
Semiconductors (0.7%)
Solomon Systech International Ltd.	632,000	159,961

		913,782

HUNGARY (0.4%)
Chemicals (0.4%)
BorsodChem Rt	8,700	86,449

INDIA (0.9%)
Financial Services (0.9%)
ICICI Bank Ltd. ADR	12,450	196,212

INDONESIA (2.9%)
Banking (0.9%)
PT Bank Mandiri (d)	1,250,500	216,190

Mining (1.3%)
PT Bumi Resources Tbk (b) (d)	3,675,500	294,058

Telecommunication Services (0.7%)
PT Telekomunikasi Indonesia (d)	336,000	160,776

		671,024

ISRAEL (1.6%)
Computer Software (1.0%)
Retalix Ltd. ADR (b)	12,200	216,428

Electronics (0.6%)
Orbotech Ltd. (b)	8,600	145,426

		361,854

KOREA (20.0%)
Automobile (0.7%)
Ssangyong Motor Co. (b) (d)	24,700	151,830

Banking (1.2%)
Hana Bank (d)	10,940	273,555

84 Annual Report 2004

Common Stocks (continued)

	Shares or
	Principal Amount	Value

KOREA (continued)
Building - Residential/ Commercial (1.4%)
Hyundai Development Co. (d)	23,600	$317,056

Communications Equipment (0.8%)
KH Vatec Co. Ltd. (d)	6,900	184,863

Diversified Operations (1.0%)
GS Holdings Corp. (b)	10,550	224,288

Electronics (5.1%)
Samsung Electronics Co. Ltd. (d)	500	196,602
Samsung Electronics GDR	7,200	952,199

		1,148,801

Financial (1.1%)
Woori Finance Holdings Co. Ltd. (d)	36,380	262,169

Financial Services (0.6%)
Daishin Securities Co. Ltd.	16,700	127,169

Household Durables (1.8%)
LG Electronics, Inc. (d)	5,100	288,271
LG Electronics, Inc. (d)	4,100	131,523

		419,794

Industrials (0.4%)
Hanjin Shipping Co. Ltd. (d)	5,000	96,567

Retail (1.0%)
Shinsegae Co. Ltd. (d)	800	225,241

Steel (1.5%)
INI Steel Co. (d)	33,000	350,526

Telecommunications (1.5%)
SK Telecom Co. Ltd. (d)	1,780	280,233
SK Telecom Co. Ltd. ADR	3,800	74,974

		355,207

Tobacco (0.9%)
KT&G Corp.	7,500	207,682

Transportation (1.0%)
Korean Air Lines Co. Ltd. (d)	15,500	237,834

		4,582,582

MALAYSIA (5.1%)
Banking (2.0%)
CIMB Berhad (d)	161,400	208,069
Public Bank Berhad (d)	147,600	270,019

		478,088

Electronics (1.0%)
Tenega Nasional (d)	75,000	219,147

Telecommunications (1.3%)
Telekom Malaysia Berhad (d)	99,800	302,197

Transportation (0.8%)
Malaysia International Shipping Corp. Berhad (d)	50,800	178,024

		1,177,456

MEXICO (7.0%)
Construction (0.5%)
Urbi Desarrolloas Urbanos, SA de CV (b)	28,500	106,238

Diversified Operations (0.9%)
Grupo Carso S.A. de CV	42,458	202,042

Financial Services (1.3%)
Grupo Financiero Banorte SA de CV	61,700	289,969

Media (1.1%)
TV Azteca SA de CV ADR	26,000	260,520

Retail (1.5%)
Organizacion Soriana SA de CV	37,861	121,501
Wal-Mart de Mexico SA de CV	71,300	233,323

		354,824

Telecommunications (1.7%)
America Movil SA de CV ADR	9,200	404,800

		1,618,393

POLAND (1.6%)
Banking (1.3%)
Bank Pekao SA (d)	7,900	300,754

Construction (0.3%)
Globe Trade Centre SA (b)	2,200	77,676

		378,430

RUSSIA (6.7%)
Brewery (0.7%)
Efes Breweries International GDR (b)	5,700	158,916

Oil & Gas (4.5%)
LUKOIL ADR (d)	2,700	337,608
OAO Gazprom ADR (d)	6,800	254,490
Surgutneftegaz ADR	11,021	439,738

		1,031,836

Steel (0.6%)
Mechel ADR (b)	6,800	139,400

Telecommunications (0.9%)
AO VimpelCom ADR (b)	1,850	210,900

		1,541,052

SOUTH AFRICA (10.8%)
Banking (1.5%)
ABSA Group Ltd.	30,800	335,136

2004 Annual Report 85

Statement of Investments (Continued)
October 31, 2004

Gartmore Emerging Markets Fund (Continued)

International Series

Common Stocks (continued)

	Shares or
	Principal Amount	Value

SOUTH AFRICA (continued)
Diversified Operations (0.6%)
Barloworld Ltd. (d)	10,700	$148,753

Financial Services (0.7%)
African Bank Investments Ltd. (d)	70,400	163,785

Home Furnishings (1.0%)
Lewis Group Ltd. (b)	43,800	227,269

Mining (3.4%)
Anglo American PLC (d)	24,900	541,337
Impala Platinum Holdings Ltd. (d)	3,000	239,913

		781,250

Oil & Gas (1.5%)
Sasol Ltd. (d)	17,100	338,426

Paper Products (1.0%)
Sappi Ltd (d)	15,500	223,137

Retail (1.1%)
Massmart Holdings Ltd.	37,900	263,438

		2,481,194

TAIWAN (9.7%)
Banking (1.4%)
E.Sun Financial Holding Co. Ltd. (d)	470,000	321,372

Computer Services (1.3%)
Acer, Inc. (d)	198,000	290,397

Electronics (0.9%)
Ichia Technologies, Inc. (d)	130,449	199,074

Insurance (0.9%)
Cathay Financial Holding Co. Ltd. (d)	105,000	201,327

Networking Products (0.5%)
Accton Technology Corp. (d)	273,000	112,141

Petrochemicals (0.8%)
Fomosa Chemicals & Fibre Corp. (d)	109,000	184,700

Semiconductors (2.1%)
Taiwan Semiconductor Manufacturing Co. Ltd. (d)	273,397	363,134
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	19,166	145,087

		508,221

Steel (0.7%)
China Steel Corp. (d)	166,000	167,152

Textiles (1.1%)
Far Eastern Textile Ltd. (d)	372,599	248,790

		2,233,174

THAILAND (4.9%)
Banking (0.7%)
Kasikornbank Public Co. Ltd. (b) (d)	139,900	160,360

Electric Utility (0.5%)
Ratchaburi Electricity	138,600	125,008

Financial Services (0.8%)
TISCO Finance Public Co. Ltd. (b)	342,800	189,122

Petrochemicals (0.9%)
Aromatics PC (b)	134,700	208,524

Telecommunications (1.2%)
Shin Corporation Public Co. Ltd.	281,100	248,132

Transportation (0.8%)
Thai Airways International Public Co Ltd. (d)	159,900	188,516

		1,119,662

TURKEY (2.1%)
Automotive (0.9%)
Ford Otomotiv Sanayi AS	26,029,500	206,541

Commercial Banks (1.2%)
Denizbank A.S. (b)	146,136,000	285,434

		491,975

Total Common Stocks		21,505,619

Participation Notes (3.8%)
INDIA (3.8%)
Banking (0.1%)
ICICI Bank Ltd., expiring 03/30/07 (d)	$3,700	24,383

Diversified Operations (1.1%)
Larsen & Toubro Ltd. (d)	11,000	201,300
National Thermal (b) (d)	40,600	54,810

		256,110

Oil & Gas (1.3%)
Oil and Natural Gas Corp. Ltd., 10/31/05 (d)	17,200	299,280

Software & Computer Services (0.6%)
Satyam Computer Services Ltd., 03/07/23 (d)	17,700	146,025

Tobacco (0.7%)
ITC Ltd., 04/07/30 (d)	6,300	151,074

Total Participation Notes		876,872

86 Annual Report 2004

Repurchase Agreements (1.6%)

	Shares or
	Principal Amount	Value

CS First Boston, 1.75%, dated 10/29/04, due 11/01/04, repurchase price $153,626 (Fully collateralized by Treasury Notes and U.S. Agency Securities)	$153,604	$153,604
Nomura Securities, 1.75% dated 10/29/04, due 11/01/04, repurchase price $214,651 (Fully collateralized by AA Corporate Bonds and U.S. Agency Securities)	214,620	214,620

Total Repurchase Agreements		368,224

Warrants (0.2%)
THAILAND (0.2%)
Financial Services (0.2%)
Kiatnakin Finance Public Co. Ltd., 01/18/11	129,900	43,938

Total Warrants		43,938

Total Investments (Cost $20,825,864) (a) — 99.2%		22,794,653
Other assets in excess of liabilities — 0.8%		194,559

NET ASSETS — 100.0%		$22,989,212

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

(c)	Preferred Stock.

(d)	Fair Valued Security.

ADR      American Depositary Receipt

GDR      Global Depositary Receipt

See notes to financial statements.

2004 Annual Report 87

International Series

Gartmore International Growth Fund

For the annual period ended Oct. 31, 2004, the Gartmore International Growth Fund returned 11.60% (Class A at NAV) versus 19.67% for its benchmark, the Morgan Stanley Capital International (MSCI) All Country World Free excluding U.S. Index. For broader comparison, the average return for the Fund’s Lipper peer category of International Multi-Cap Core Funds was 17.06%.

Through the end of 2003 and the first quarter of 2004, the global economic recovery continued to gather momentum, enhanced by the relatively accommodative global interest-rate environment. During that time, the emerging equity markets continued to outperform the developed equity universe— particularly the Latin American region, which was bolstered by the improving global economic backdrop. Overweight positions in both Japan and China benefited Fund performance; however, an overweight position in Hong Kong hurt the Fund.

March and April of 2004 witnessed a turnaround in the fortunes of global markets. U.S. employment data came in surprisingly weak, and the prospect of global monetary tightening weighed on the markets after the Chinese government implemented measures designed to cool economic growth. These developments particularly upset the emerging markets universe, which underperformed sharply during the second quarter of 2004. Stock selection in Japan detracted from Fund performance during the latter half of the period.

A combination of country allocation and stock selection was responsible for the Fund’s underperformance during the overall period. On the one hand, exposure to China was most beneficial for Fund performance, both in terms of country allocation and stock selection. This positive factor, however, was more than offset by negative stock selection in Japan. A number of Japanese holdings were among the worst-performing positions in the Fund, including UMC JAPAN, NEC Electronics Corp., Nissan Motor Co., Ltd. and Kyorin Pharmaceutica Co., Ltd., which, respectively, detracted -0.58%, -0.53% and -0.47% from the Fund’s performance. Nonetheless, our position in Japanese financial services firm UFJ Holdings, Inc. was the strongest-performing position in the Fund’s portfolio during the annual period with a 0.51% performance contribution.

At the sector level, our consumer discretionary exposure was the most detrimental to Fund performance, due to overweights in Nissan Motor, and, News Corp plus an underweight in Toyota Motor Corp. The Fund’s information technology exposure similarly contributed to negative performance, as a result of overweights in a number of semiconductor-related stocks, including Taiwan Semiconductor Manufacturing Co. Ltd., Samsung Electronics Co. Ltd. and UMC JAPAN. The Fund’s overweight exposure to the materials sector added value. BHP Billiton, Companhia Vale do Rio Doce and Rio Tinto Ltd. were all among the top 20 contributors to relative performance with contributions of, respectively, 0.36%, 0.24%, and 0.21%.

In terms of country bias, the United Kingdom is the largest country overweight in the Fund, reflecting our positive macroeconomic outlook for the region. We also hold overweights in a few European countries, such as Germany, because of its attractive valuation as compared to the United States and the United Kingdom. We have markedly scaled back our exposure to Japan and now hold a considerable underweight in the country, on indications that the economic picture is deteriorating somewhat, while the high oil price also adds to concerns about Japan’s economic growth.

The Fund is now considerably overweight in the more cyclical materials sector, reflecting the positive outlook for the sector, which is largely a function of still-buoyant Chinese demand for raw materials. This positioning also ties in with our overweight country allocation to China, where we believe that overheating will be prevented by the government without an economic “hard landing.” The Fund also has taken an overweight stance in the energy sector, in a clear bid to leverage the high oil price.

Portfolio Manager: Team

Class A: GIGAX
Class B: GIGBX
Class C: GIGCX
Class R: GIRRX
Institutional Service Class: GIGSX
Institutional Class: GIGIX

88 Annual Report 2004

Gartmore International Growth Fund
Fund Performance

Average Annual Total Return

(For periods ended October 31, 2004)

		One year	Inception[1]

Class A	without sales charge[2]	11.60%	-5.81%
	with sales charge[3]	5.13%	-7.14%

Class B	without sales charge[2]	10.85%	-6.49%
	with sales charge[4]	5.85%	-6.94%

Class C5	without sales charge[2]	10.79%	-6.37%
	with sales charge[6]	9.79%	-6.37%

Class R [7,9]		11.14%	-6.43%

Institutional Class[8,9]		11.91%	-5.52%

Institutional Service Class[9]		11.91%	-5.52%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on August 30, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (12/31/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[9]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore International Growth Fund, Morgan Stanley Capital International All Country World Free ex U.S. Index (MSCI AC World ex U.S.)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI AC World Free ex U.S. is an index that contains companies that are replicas of their local markets not including any securities in the United States.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2004 Annual Report 89

Gartmore International Growth Fund

International Series

Shareholder
Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2004, and continued to hold your shares at the end of the reporting period, October 31, 2004. Per SEC requirements, the examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended October 31, 2004.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2004)

			Beginning	Ending
			Account Value	Account Value	Expenses Paid		Annualized
International Growth Fund			5/1/04	10/31/04	During Period*		Expense Ratio

Class A	Actual		$1,000	$1,039	$8.51		1.66%
	Hypothetical	[1]	$1,000	$1,017	$8.45		1.66%

Class B	Actual		$1,000	$1,036	$12.28		2.40%
	Hypothetical	[1]	$1,000	$1,013	$12.22		2.40%

Class C	Actual		$1,000	$1,035	$12.28		2.40%
	Hypothetical	[1]	$1,000	$1,013	$12.22		2.40%

Class R	Actual		$1,000	$1,037	$9.88		1.93%
	Hypothetical	[1]	$1,000	$1,015	$9.82		1.93%

Institutional Service Class	Actual		$1,000	$1,041	$7.18		1.40%
	Hypothetical	[1]	$1,000	$1,018	$7.13		1.40%

Institutional Class (a)	Actual		$1,000	$1,051	$4.86	(b)	1.40%
	Hypothetical	[1]	$1,000	$1,010	$4.78	(b)	1.40%

(a)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(b)	Expense are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 124/366 (to reflect the period).

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

1    Represents the hypothetical 5% annual return before expenses.

90 Annual Report 2004

Gartmore International Growth Fund
Portfolio Summary
(October 31, 2004)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a schedule of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	94.3%
Repurchase Agreements	5.1%
Other Assets in excess of Liabilities	0.6%

100.0%

Top Countries

United Kingdom	31.9%
Japan	11.4%
France	8.8%
Germany	6.8%
Italy	6.4%
Switzerland	4.0%
Canada	3.8%
Spain	3.1%
Australia	2.9%
Norway	2.8%
Other Countries	18.1%

100.0%

Top Holdings

BP PLC	3.4%
Telefonica SA	3.1%
E. ON AG	2.2%
HSBC Holdings PLC	2.2%
Sun Hung Kai Properties Ltd.	2.1%
Suncor Energy, Inc.	2.1%
Peninsular & Oriental Steam Navigation Co.	2.1%
Vedanta Resources PLC	2.0%
Banca Intesa SPA	2.0%
Rolls-Royce Group	2.0%
Other Holdings	76.8%

100.0%

2004 Annual Report 91

International Series

Statement of Investments
October 31, 2004

Gartmore International Growth Fund

Common Stocks (94.3%)

	Shares or
	Principal Amount	Value

AUSTRALIA (2.9%)
Coal (0.7%)
Excel Coal Ltd.	18,019	$59,221

Minerals (1.2%)
BHP Billiton Ltd. (c)	10,709	110,747

Multimedia (1.0%)
News Corp., Ltd. (The) (c)	10,570	84,903

		254,871

AUSTRIA (0.5%)
Oil & Gas (0.5%)
OMV AG (c)	194	46,564

BRAZIL (1.0%)
Mining (1.0%)
Companhia Vale de Rio Doce ADR	4,704	85,613

CANADA (3.8%)
Oil & Gas (3.8%)
Encana Corp.	1,688	83,587
Petro-Canada	1,109	60,444
Suncor Energy, Inc.	5,386	183,912

		327,943

CHINA (1.5%)
Mining (1.5%)
Yanzhou Coal Mining Co. Ltd. (c)	98,000	130,095

FINLAND (1.1%)
Oil & Gas (1.1%)
Fortum Oyj (c)	6,239	95,408

FRANCE (8.8%)
Banking (5.0%)
BNP Paribas SA (c)	2,560	174,361
Credit Agricole SA (c)	4,480	131,372
Societe Generale (c)	1,410	130,906

		436,639

Beverages (0.9%)
Pernod — Richard SA (c)	588	81,414

Health & Personal Care (0.5%)
Sanofi-Aventis SA (c)	595	43,397

Oil & Gas (1.8%)
Total Fina Elf SA (c)	750	156,081

Utilities (0.6%)
Suez SA (c)	2,280	53,263

		770,794

GERMANY (6.8%)
Chemicals (1.6%)
BASF AG (c)	2,255	141,235

Computer Software & Services (1.0%)
SAP AG (c)	525	89,428

Electric (2.3%)
E. ON AG (c)	2,306	188,072

Gas & Electric Utility (0.4%)
RWE AG (c)	710	37,576

Manufacturing (1.0%)
Siemens AG (c)	1,178	87,883

Telecommunications (0.5%)
Deutsche Telekom AG (b) (c)	2,364	45,419

		589,613

HONG KONG (2.1%)
Real Estate (2.1%)
Sun Hung Kai Properties Ltd. (c)	20,000	185,122

ITALY (6.4%)
Banking (2.0%)
Banca Intesa SPA (c)	42,876	175,648

Oil & Gas (1.9%)
ENI SPA (c)	7,144	162,972

Public Thoroughfares (1.0%)
Autostrade SPA (c)	4,076	89,046

Telecommunications (1.5%)
Telecom Italia SPA (c)	40,070	133,386

		561,052

JAPAN (11.4%)
Automotive (1.6%)
Honda Motor Co. Ltd. (c)	700	33,936
Toyota Motor Corp. (c)	2,700	104,546

		138,482

Building & Construction (0.8%)
Daiwa House Industry Co. Ltd. (c)	7,000	71,427

Financial Services (3.2%)
Credit Saison Co. Ltd. (c)	3,700	118,142
Mitsubishi Tokyo Financial Group, Inc. (c)	10	84,607
Sumitomo Mitsui Financial Group, Inc. (c)	11	71,427

		274,176

Import/ Export (0.6%)
Mitsubishi Corp. (c)	5,000	55,132

92 Annual Report 2004

Common Stocks (continued)

	Shares or
	Principal Amount	Value

JAPAN (continued)
Mining (0.9%)
Sumitomo Metal & Mining Co. Ltd. (c)	12,000	$80,999

Pharmaceuticals (0.9%)
Takeda Chemical Industries Ltd. (c)	1,600	77,128

Real Estate (1.8%)
Mitsui Fudosan Co. Ltd. (c)	15,000	158,904

Steel (0.5%)
Nippon Steel Corp. (c)	19,000	44,358

Transportation (0.5%)
West Japan Railway Co. (c)	10	39,842

Transportation-Marine (0.6%)
Nippon Yusen Kabushiki Kaisha (c)	10,000	50,245

		990,693

NETHERLANDS (2.7%)
Food (0.8%)
Koninlijke Numico NV (b) (c)	1,952	65,770

Oil & Gas (1.9%)
Royal Dutch Petroleum Co. (c)	3,146	170,595

		236,365

NORWAY (2.8%)
Oil & Gas (1.5%)
Norsk Hydro ASA (c)	1,850	136,063

Oil — Field Services (1.3%)
Stolt Offshore SA (b) (c)	21,897	110,370

		246,433

PORTUGAL (2.0%)
Telecommunications (2.0%)
Portugal Telecom, SGPS, SA (c)	15,324	172,734

SOUTH KOREA (1.5%)
Electronics (1.5%)
Hynix Semiconductor, Inc. (b) (c)	11,280	128,014

SPAIN (3.1%)
Telecommunications (3.1%)
Telefonica SA (c)	16,478	272,713

Television (0.0%)
Antena 3 Television SA (b) (c)	18	1,154

		273,867

SWITZERLAND (4.0%)
Banking (1.2%)
UBS AG (c)	1,500	108,274

Chemicals (1.4%)
Syngenta AG (c)	1,310	124,622

Pharmaceuticals (1.4%)
Novartis AG (c)	1,850	88,388
Roche Holding AG (c)	290	29,596

		117,984

		350,880

UNITED KINGDOM (31.9%)
Aerospace & Defense (2.0%)
Rolls- Royce Group, B Shares (b)	1,171,830	2,147
Rolls-Royce Group PLC (c)	36,850	175,359

		177,506

Banking (3.5%)
HSBC Holdings PLC (c)	11,646	187,877
Royal Bank of Scotland Group PLC (c)	4,100	120,687

		308,564

Beverages (2.0%)
Diageo PLC (c)	3,000	40,123
SABMiller PLC (c)	9,284	133,725

		173,848

Building & Construction (1.0%)
CRH PLC (c)	3,627	86,539

Cruise Lines (0.9%)
Carnival PLC (c)	1,530	80,933

Food & Household Products (1.5%)
Cadbury Schweppes PLC (c)	15,860	131,970

Gas & Electric Utility (2.4%)
International Power PLC (b) (c)	40,230	118,784
Scottish Power PLC (c)	11,155	90,157

		208,941

Hotels & Motels (1.5%)
Hilton Group PLC (c)	26,939	127,368

Household Products (1.0%)
Reckitt Benckiser PLC (c)	3,094	84,752

Metals (2.0%)
Vedanta Resources PLC (c)	26,887	176,329

2004 Annual Report 93

Statement of Investments (Continued)
October 31, 2004

Gartmore International Growth Fund (Continued)

International Series

Common Stocks (continued)

	Shares or
	Principal Amount	Value

UNITED KINGDOM (continued)
Mining (2.7%)
Anglo American PLC (c)	4,200	$92,269
Rio Tinto PLC (c)	5,429	142,427

		234,696

Oil & Gas (4.2%)
BP PLC (c)	30,574	296,383
Shell Transport & Trading Co. PLC (c)	8,734	68,781

		365,164

Pharmaceuticals (0.8%)
AstraZeneca PLC (c)	1,650	67,566

Telecommunications (1.8%)
Vodafone Group PLC (c)	60,981	156,504

Transportation (2.1%)
Peninsular & Oriental Steam Navigation Co. (c)	36,670	180,147

Water Utility (2.5%)
United Utilities PLC (c)	8,227	86,738
United Utilities PLC, A Shares	18,450	131,505

		218,243

		2,779,070

Total Common Stocks		8,225,131

Repurchase Agreements (5.1%)

Repurchase Agreements (5.1%)

	Shares or
	Principal Amount	Value

CS First Boston, 1.75%, dated 10/29/04, due 11/01/04, repurchase price $186,655 (Fully collateralized by U.S. Agency Securities & U.S. Treasury Notes)	$186,627	186,627
Nomura Securities, 1.75%, dated 10/29/04, due 11/01/04, repurchase price $260,802 (Fully collateralized by AA Rated Corporate Bonds & U.S. Agency Securities)	260,764	260,764

Total Repurchase Agreements		447,391

Total Investments (Cost $8,035,505) (a) — 99.4%		8,672,522
Other assets in excess of liabilities — 0.6%		49,436

NET ASSETS — 100.0%		$8,721,958

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

(c)	Fair Valued Security.

ADR      American Depositary Receipt

See notes to financial statements.

94 Annual Report 2004

Statements of Assets and Liabilities
October 31, 2004

	Gartmore	Gartmore	Gartmore
	China Opportunities	Emerging Markets	International Growth
	Fund	Fund	Fund

Assets:
Investments, at value (cost $6,030,135; $20,457,640 and $7,588,114; respectively)	$6,476,302	$22,426,429	$8,225,131
Repurchase agreements, at cost	248,662	368,224	447,391

Total Investment	6,724,964	22,794,653	8,672,522

Foreign currency, at value (cost $38,339; $255,117 and $75,947; respectively)	38,314	258,200	76,693
Interest and dividends receivable	3,460	53,786	9,862
Receivable for capital shares issued	4,995	13,984	—
Receivable for investments sold	29,918	85,082	227,136
Unrealized appreciation on forward foreign currency contracts	1	95	172
Receivable from adviser	23,475	6,668	6,369
Reclaims receivable	—	—	6,959
Prepaid expenses and other assets	40,998	29,831	28,790

Total Assets	6,866,125	23,242,299	9,028,503

Liabilities:
Payable for investments purchased	127,569	215,482	290,010
Unrealized depreciation on forward foreign currency contracts	7	—	868
Payable for capital shares redeemed	—	500	—
Accrued expenses and other payables
Investment advisory fees	6,895	20,017	6,579
Fund administration and transfer agent fees	5,729	6,984	4,773
Distribution fees	216	7,143	3,006
Administrative servicing fees	68	1,327	63
Other	755	1,634	1,246

Total Liabilities	141,239	253,087	306,545

Net Assets	$6,724,886	$22,989,212	$8,721,958

Represented by:
Capital	$6,042,582	$19,410,306	$10,570,296
Accumulated net investment income (loss)	(2,049)	(95)	695
Accumulated net realized gains (losses) from investment, futures, and foreign currency transactions	238,171	1,606,444	(2,493,923)
Net unrealized appreciation (depreciation) on investments, futures, and translation of assets and liabilities denominated in foreign currencies	446,182	1,972,557	644,890

Net Assets	$6,724,886	$22,989,212	$8,721,958

Net Assets:
Class A Shares	$1,028,535	$13,897,922	$3,095,984
Class B Shares	19,086	2,899,503	2,694,971
Class C Shares	38,125	2,217,270	111,827
Class R Shares	1,124	1,075	1,046
Institutional Service Class Shares	1,127	3,737,323	2,628,984
Institutional Class Shares	5,636,889	236,119	189,146

Total	$6,724,886	$22,989,212	$8,721,958

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	91,493	1,132,227	397,409
Class B Shares	1,700	241,985	356,700
Class C Shares	3,395	182,568	14,709
Class R Shares	100	89	138
Institutional Service Class Shares	100	300,620	333,333
Institutional Class Shares	501,062	18,991	23,983

Total	597,850	1,876,480	1,126,272

Net Asset Value:
Class A Shares	$11.24	$12.27	$7.79
Class B Shares (a)	$11.23	$11.98	$7.56
Class C Shares (b)	$11.23	$12.14	$7.60
Class R Shares	$11.24	$12.01	$7.58
Institutional Service Class Shares	$11.25	$12.43	$7.89
Institutional Class Shares	$11.25	$12.43	$7.89
Maximum Offering Price Per Share (100%/100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.93	$13.02	$8.27

Maximum Sales Charge — Class A Shares	5.75%	5.75%	5.75%

(a)	For Class B shares, the redemption price per share varies by length of time shares are held.
(b)	For Class C shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See notes to financial statements.

2004 Annual Report 95

International Series

Statements of Operations
For the Year Ended October 31, 2004

	Gartmore China	Gartmore	Gartmore
	Opportunities	Emerging	International
	Fund (a)	Markets Fund	Growth Fund

INVESTMENT INCOME:
Interest income	$1,734	$8,253	$—
Dividend income (net of foreign withholding tax $0; $51,054 and $21,929; respectively)	41,494	437,279	138,488

Total Income	43,228	445,532	138,488

Expenses:
Investment advisory fees	24,092	214,405	78,402
Fund administration and transfer agent fees	7,535	38,320	18,401
Distribution fees Class A	334	28,813	7,245
Distribution fees Class B	20	25,735	25,684
Distribution fees Class C	26	22,579	768
Distribution fees Class R	1	3	3
Administrative servicing fees Class A	67	9,928	172
Administrative servicing fees Class R	1	2	2
Professional fees	27,826	4,573	1,870
Registration and filing fees	16,488	45,918	45,220
Other	5,958	14,496	5,710

Total expenses before reimbursed expenses	82,348	404,772	183,477
Expenses reimbursed	(50,098)	(19,484)	(35,945)

Total Expenses	32,250	385,288	147,532

Net Investment Income (Loss)	10,978	60,244	(9,044)

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	238,171	2,279,971	873,916
Net realized gains (losses) on futures transactions	—	—	(22,329)
Net realized gains (losses) on foreign currency transactions	(342)	(18,184)	5,754

Net realized gains (losses) on investment, futures, and foreign currency transactions	237,829	2,261,787	857,341
Net change in unrealized appreciation/depreciation on investments, futures, and translation of assets and liabilities denominated in foreign currencies	446,182	(553,350)	(22,049)

Net realized/unrealized gains (losses) on investments, futures, and foreign currencies	684,011	1,708,437	835,292

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$694,989	$1,768,681	$826,248

(a)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

See notes to financial statements.

96 Annual Report 2004

Statements of Changes in Net Assets

					Gartmore
	Gartmore Fund	Gartmore			International Growth Fund
	China Opportunities	Emerging Markets Fund
	Period Ended	Year Ended		Year Ended	Year Ended	Year Ended
	October 31, 2004 (a)	October 31, 2004		October 31, 2003	October 31, 2004	October 31, 2003

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$10,978	$60,244		$41,277	$(9,044)	$13,570
Net realized gains (losses) on investment, futures, and foreign currency transactions	237,829	2,261,787		824,505	857,341	745,468
Net change in unrealized appreciation/ depreciation on investments, futures, and translation of assets and liabilities denominated in foreign currencies	446,182	(553,350)		2,771,822	(22,049)	928,479

Change in net assets resulting from operations	694,989	1,768,681		3,637,604	826,248	1,687,517

Distributions to Class A Shareholders from:
Net investment income	(1,204)	(48,254)		—	—	—
Distributions to Class B Shareholders from:
Net investment income	(5)	(3,983)		—	—	—
Distributions to Class C Shareholders from:
Net investment income	—	(3,008)		—	—	—
Distributions to Class R Shareholders from:
From net investment income	(1)	(3	) (b)	—	—	—
Distributions to Institutional Service Class Shareholders from:
Net investment income	(2)	(16,749)		—	—	—
Distributions to Institutional Class Shareholders from:
Net investment income	(11,473)	(831	) (a)	—	—	—

Change in net assets from shareholder distributions	(12,685)	(72,828)		—	—	—

Change in net assets from capital transactions	6,042,582	7,033,976		6,022,767	541,965	44,605

Change in net assets	6,724,886	8,729,829		9,660,371	1,368,213	1,732,122
Net Assets:
Beginning of period	—	14,259,383		4,599,012	7,353,745	5,621,623

End of period	$6,724,886	$22,989,212		$14,259,383	$8,721,958	$7,353,745

(a)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(b)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

See notes to financial statements.

2004 Annual Report 97

Financial Highlights
Selected Data for Each Share of Capital Outstanding

International Series

Gartmore China Opportunities Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Period Ended October 31, 2004 (d)	$10.00	0.01	1.25	1.26
Class B Shares
Period Ended October 31, 2004 (d)	$10.00	0.01	1.23	1.24
Class C Shares
Period Ended October 31, 2004 (d)	$10.00	(0.01)	1.24	1.23
Class R Shares
Period Ended October 31, 2004 (d)	$10.00	0.01	1.24	1.25
Institutional Service Class Shares
Period Ended October 31, 2004 (d)	$10.00	0.02	1.25	1.27
Institutional Class Shares
Period Ended October 31, 2004 (d)	$10.00	0.02	1.25	1.27

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net		Net Asset
	Investment	Total	Value, End	Total
	Income	Distributions	of Period	Return (a)

Class A Shares
Period Ended October 31, 2004 (d)	(0.02)	(0.02)	$11.24	12.61%	(f)
Class B Shares
Period Ended October 31, 2004 (d)	(0.01)	(0.01)	$11.23	12.38%	(f)
Class C Shares
Period Ended October 31, 2004 (d)	—	—	$11.23	12.30%	(f)
Class R Shares
Period Ended October 31, 2004 (d)	(0.01)	(0.01)	$11.24	12.46%	(f)
Institutional Service Class Shares
Period Ended October 31, 2004 (d)	(0.02)	(0.02)	$11.25	12.74%	(f)
Institutional Class Shares
Period Ended October 31, 2004 (d)	(0.02)	(0.02)	$11.25	12.74%	(f)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net	Ratio of		Income		(Prior to		(Prior to
	Assets at End of	Expenses		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2004 (d)	$1,029	1.95%	(g)	0.37%	(g)	5.57%	(g)	(3.25%	) (g)	50.76%
Class B Shares
Period Ended October 31, 2004 (d)	$19	2.65%	(g)	(0.14%	) (g)	6.09%	(g)	(3.57%	) (g)	50.76%
Class C Shares
Period Ended October 31, 2004 (d)	$38	2.65%	(g)	(1.42%	) (g)	6.93%	(g)	(5.69%	) (g)	50.76%
Class R Shares
Period Ended October 31, 2004 (d)	$1	2.40%	(g)	(0.18%	) (g)	4.86%	(g)	(2.64%	) (g)	50.76%
Institutional Service Class Shares
Period Ended October 31, 2004 (d)	$1	1.70%	(g)	0.51%	(g)	3.97%	(g)	(1.75%	) (g)	50.76%
Institutional Class Shares
Period Ended October 31, 2004 (d)	$5,637	1.65%	(g)	0.59%	(g)	4.17%	(g)	(1.93%	) (g)	50.76%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For period from June 29, 2004 (commencement of operations) through October 31, 2004.
(f)	Not annualized.
(g)	Annualized.

See notes to financial statements.

98 Annual Report 2004

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Gartmore Emerging Markets Fund

		Investment Activities				Distributions

				Net Realized
				and
	Net Asset	Net		Unrealized	Total
	Value,	Investment		Gains	from	Net		Net Asset
	Beginning	Income	Redemption	(Losses) on	Investment	Investment	Total	Value, End	Total
	of Period	(Loss)	Fees	Investments	Activities	Income	Distributions	of Period	Return (a)

Class A Shares
Period Ended October 31, 2000 (d)	$10.00	(0.01)	—	(1.87)	(1.88)	(0.01)	(0.01)	$8.11	(18.90%	) (h)
Year Ended October 31, 2001	$8.11	0.01	—	(2.14)	(2.13)	—	—	$5.98	(26.24%	)
Year Ended October 31, 2002	$5.98	(0.03)	—	0.85	0.82	—	—	$6.80	13.71%
Year Ended October 31, 2003	$6.80	0.03	—	3.71	3.74	—	—	$10.54	55.00%
Year Ended October 31, 2004	$10.54	0.05	0.03	1.70	1.78	(0.05)	(0.05)	$12.27	16.97%
Class B Shares
Period Ended October 31, 2000 (d)	$10.00	(0.01)	—	(1.88)	(1.89)	(0.01)	(0.01)	$8.10	(19.00%	) (h)
Year Ended October 31, 2001	$8.10	(0.03)	—	(2.13)	(2.16)	—	—	$5.94	(26.67%	)
Year Ended October 31, 2002	$5.94	(0.08)	—	0.85	0.77	—	—	$6.71	12.96%
Year Ended October 31, 2003	$6.71	—	—	3.62	3.62	—	—	$10.33	53.95%
Year Ended October 31, 2004	$10.33	(0.03)	0.03	1.67	1.67	(0.02)	(0.02)	$11.98	16.14%
Class C Shares
Period Ended October 31, 2001 (e)	$7.57	(0.01)	—	(1.54)	(1.55)	—	—	$6.02	(20.48%	) (h)
Year Ended October 31, 2002	$6.02	(0.08)	—	0.86	0.78	—	—	$6.80	12.96%
Year Ended October 31, 2003	$6.80	—	—	3.67	3.67	—	—	$10.47	53.97%
Year Ended October 31, 2004	$10.47	(0.02)	0.03	1.68	1.69	(0.02)	(0.02)	$12.14	16.21%
Class R Shares
Period Ended October 31, 2004 (f)	$11.20	0.03	0.03	0.78	0.84	(0.03)	(0.03)	$12.01	7.50%	(h)
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	$10.00	—	—	(1.88)	(1.88)	(0.01)	(0.01)	$8.11	(18.90%	) (h)
Year Ended October 31, 2001	$8.11	0.04	—	(2.13)	(2.09)	(0.01)	(0.01)	$6.01	(25.81%	)
Year Ended October 31, 2002	$6.01	(0.02)	—	0.87	0.85	—	—	$6.86	14.14%
Year Ended October 31, 2003	$6.86	0.08	—	3.72	3.80	—	—	$10.66	55.39%
Year Ended October 31, 2004	$10.66	0.09	0.03	1.72	1.84	(0.07)	(0.07)	$12.43	17.25%
Institutional Class Shares
Period Ended October 31, 2004 (g)	$11.26	0.03	0.03	1.15	1.21	(0.04)	(0.04)	$12.43	10.79%	(h)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2000 (d)	$1,366	2.15%	(i)	(0.35%	) (i)	7.24%	(i)	(5.44%	) (i)	10.88%
Year Ended October 31, 2001	$1,066	2.15%		0.18%		5.93%		(3.60%	)	97.85%
Year Ended October 31, 2002	$1,996	2.01%		(0.49%	)	2.41%		(0.89%	)	57.86%
Year Ended October 31, 2003	$9,070	1.88%		0.61%		2.45%		0.05%		146.04%
Year Ended October 31, 2004	$13,898	1.88%		0.41%		1.99%		0.31%		134.11%
Class B Shares
Period Ended October 31, 2000 (d)	$1,353	2.75%	(i)	(0.95%	) (i)	7.96%	(i)	(6.16%	) (i)	10.88%
Year Ended October 31, 2001	$1,164	2.75%		(0.40%	)	6.67%		(4.32%	)	97.85%
Year Ended October 31, 2002	$1,443	2.71%		(1.18%	)	3.22%		(1.69%	)	57.86%
Year Ended October 31, 2003	$2,010	2.55%		0.07%		3.18%		(0.56%	)	146.04%
Year Ended October 31, 2004	$2,900	2.55%		(0.27%	)	2.65%		(0.37%	)	134.11%
Class C Shares
Period Ended October 31, 2001 (e)	$10	2.75%	(i)	(0.85%	) (i)	8.68%	(i)	(6.78%	) (i)	97.85%
Year Ended October 31, 2002	$15	2.72%		(1.12%	)	3.28%		(1.68%	)	57.86%
Year Ended October 31, 2003	$1,398	2.55%		(0.12%	)	2.95%		(0.52%	)	146.04%
Year Ended October 31, 2004	$2,217	2.55%		(0.16%	)	2.64%		(0.25%	)	134.11%
Class R Shares
Period Ended October 31, 2004 (f)	$1	2.15%	(i)	0.26%	(i)	2.28%	(i)	0.13%	(i)	134.11%
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	$1,354	1.82%	(i)	(0.02%	) (i)	6.95%	(i)	(5.15%	) (i)	10.88%
Year Ended October 31, 2001	$1,004	1.82%		0.49%		5.60%		(3.29%	)	97.85%
Year Ended October 31, 2002	$1,145	1.73%		(0.21%	)	2.24%		(0.72%	)	57.86%
Year Ended October 31, 2003	$1,781	1.55%		1.07%		2.18%		0.44%		146.04%
Year Ended October 31, 2004	$3,737	1.55%		0.81%		1.66%		0.70%		134.11%
Institutional Class Shares
Period Ended October 31, 2004 (g)	$236	1.55%	(i)	0.81%	(i)	1.71%	(i)	0.65%	(i)	134.11%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For period from August 30, 2000 (commencement of operations) through October 31, 2000.
(e)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(g)	For period from June 29, 2004 (commencement of operations) through October 31, 2004.
(h)	Not annualized.
(i)	Annualized.

See notes to financial statements.

2004 Annual Report 99

Financial Highlights
Selected Data for Each Share of Capital Outstanding

International Series

Gartmore International Growth Fund

		Investment Activities
				Net Realized
				and
	Net Asset	Net		Unrealized	Total
	Value,	Investment		Gains	from	Net Asset
	Beginning	Income	Redemption	(Losses) on	Investment	Value, End	Total
	of Period	(Loss)	Fees	Investments	Activities	of Period	Return (a)

Class A Shares
Period Ended October 31, 2000 (d)	$10.00	—	—	(1.14)	(1.14)	$8.86	(11.40%	) (h)
Year Ended October 31, 2001	$8.86	(0.02)	—	(2.65)	(2.67)	$6.19	(30.14%	)
Year Ended October 31, 2002	$6.19	0.01	—	(0.82)	(0.81)	$5.38	(13.09%	)
Year Ended October 31, 2003	$5.38	(0.01)	0.03	1.58	1.60	$6.98	29.74%
Year Ended October 31, 2004	$6.98	0.01	0.01	0.79	0.81	$7.79	11.60%
Class B Shares
Period Ended October 31, 2000 (d)	$10.00	(0.01)	—	(1.14)	(1.15)	$8.85	(11.50%	) (h)
Year Ended October 31, 2001	$8.85	(0.07)	—	(2.64)	(2.71)	$6.14	(30.62%	)
Year Ended October 31, 2002	$6.14	(0.03)	—	(0.81)	(0.84)	$5.30	(13.68%	)
Year Ended October 31, 2003	$5.30	(0.05)	0.03	1.54	1.52	$6.82	28.68%
Year Ended October 31, 2004	$6.82	(0.05)	0.01	0.78	0.74	$7.56	10.85%
Class C Shares
Period Ended October 31, 2001 (e)	$7.72	(0.02)	—	(1.53)	(1.55)	$6.17	(20.08%	) (h)
Year Ended October 31, 2002	$6.17	(0.03)	—	(0.81)	(0.84)	$5.33	(13.61%	)
Year Ended October 31, 2003	$5.33	(0.05)	0.03	1.55	1.53	$6.86	28.71%
Year Ended October 31, 2004	$6.86	(0.01)	0.01	0.74	0.74	$7.60	10.79%
Class R Shares
Period Ended October 31, 2004 (f)	$7.25	0.02	0.01	0.30	0.33	$7.58	4.55%	(h)
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	$10.00	0.01	—	(1.15)	(1.14)	$8.86	(11.40%	) (h)
Year Ended October 31, 2001	$8.86	—	—	(2.64)	(2.64)	$6.22	(29.80%	)
Year Ended October 31, 2002	$6.22	0.03	—	(0.83)	(0.80)	$5.42	(12.86%	)
Year Ended October 31, 2003	$5.42	0.01	0.03	1.59	1.63	$7.05	30.07%
Year Ended October 31, 2004	$7.05	0.02	0.01	0.81	0.84	$7.89	11.91%
Institutional Class Shares
Period Ended October 31, 2004 (g)	$7.51	—	0.01	0.37	0.38	$7.89	5.06%	(h)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2000 (d)	$2,975	1.85%	(i)	0.05%	(i)	4.01%	(i)	(2.11%	) (i)	46.31%
Year Ended October 31, 2001	$2,156	1.85%		(0.30%	)	4.01%		(2.46%	)	236.28%
Year Ended October 31, 2002	$1,965	1.76%		0.20%		2.10%		(0.14%	)	226.70%
Year Ended October 31, 2003	$2,592	1.65%		0.39%		2.37%		(0.33%	)	304.72%
Year Ended October 31, 2004	$3,096	1.65%		0.06%		2.10%		(0.38%	)	262.09%
Class B Shares
Period Ended October 31, 2000 (d)	$2,950	2.45%	(i)	(0.54%	) (i)	4.75%	(i)	(2.84%	) (i)	46.31%
Year Ended October 31, 2001	$2,078	2.45%		(0.89%	)	4.75%		(3.19%	)	236.28%
Year Ended October 31, 2002	$1,840	2.46%		(0.50%	)	2.85%		(0.89%	)	226.70%
Year Ended October 31, 2003	$2,395	2.40%		(0.36%	)	3.12%		(1.08%	)	304.72%
Year Ended October 31, 2004	$2,695	2.40%		(0.70%	)	2.84%		(1.14%	)	262.09%
Class C Shares
Period Ended October 31, 2001 (e)	$10	2.45%	(i)	(1.10%	) (i)	6.72%	(i)	(5.37%	) (i)	236.28%
Year Ended October 31, 2002	$10	2.46%		(0.53%	)	2.95%		(1.02%	)	226.70%
Year Ended October 31, 2003	$16	2.40%		(0.37%	)	3.12%		(1.09%	)	304.72%
Year Ended October 31, 2004	$112	2.40%		(0.23%	)	2.87%		(0.70%	)	262.09%
Class R Shares
Period Ended October 31, 2004 (f)	$1	2.00%	(i)	0.31%	(i)	2.65%	(i)	(0.33%	) (i)	262.09%
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	$2,954	1.52%	(i)	0.39%	(i)	3.75%	(i)	(1.84%	) (i)	46.31%
Year Ended October 31, 2001	$2,073	1.52%		0.03%		3.72%		(2.17%	)	236.28%
Year Ended October 31, 2002	$1,807	1.48%		0.48%		1.85%		0.11%		226.70%
Year Ended October 31, 2003	$2,350	1.40%		0.64%		2.12%		(0.08%	)	304.72%
Year Ended October 31, 2004	$2,629	1.40%		0.30%		1.84%		(0.14%	)	262.09%
Institutional Class Shares
Period Ended October 31, 2004 (g)	$189	1.40%	(i)	0.03%	(i)	1.94%	(i)	(0.52%	) (i)	262.09%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For period from August 30, 2000 (commencement of operations) through October 31, 2000.
(e)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(g)	For period from June 29, 2004 (commencement of operations) through October 31, 2004.
(h)	Not annualized.
(i)	Annualized.

See notes to financial statements.

100 Annual Report 2004

Concept Series

Gartmore High Yield Bond Fund

For the annual period ended Oct. 31, 2004, the Gartmore High Yield Bond Fund returned 10.65% (Class A at NAV) versus 12.30% for its benchmark, the Citigroup High-Yield Market Index. For broader comparison, the average return for this Fund’s Lipper peer category of High Current Yield Funds was 11.03%.

High-yield bonds rode a wave of positive conditions—strong economic growth, low inflation, and relatively low default rates—and finished the second straight year with double-digit positive returns. Lower-rated credit issues such as CCC-rated bonds led performance, while some of the higher-rated areas such as BBB- and Split BBB-rated issues finished slightly in negative territory. Early in the period, the Fund held an underweight position within the riskier areas of the market—those that outperformed—yet we increased the Fund’s position in that space as the year progressed; the move to lower-rated issues helped Fund performance.

On a sector level, credit selection generally contributed to Fund performance more than sector or industry allocation. For example, the health-care sector added nicely to Fund returns returning 5.8% even though the sector as a whole lagged because investors shunned more traditionally defensive areas such as health care. The metals/mining sector added 0.60% to Fund performance, in part because strong demand from China kept revenues strong for those companies. In an example of a positive sector allocation decision, the Fund held no exposure to airlines issues during a time when these issues detracted heavily from performance for the Index, a downturn that began around July 30 and continued to the end of the reporting period.

The Fund’s holdings within the wireless sector performed well relative to the Index, also due to positive credit selection, yet the wireless sector generally turned in weak performance for the Fund and the overall Index. Among wireless holdings, Triton PCS Holdings, Inc., a wireless communications company, detracted 0.25% from Fund returns. This issue was hurt because investors had expected the company to be involved in merger activity, yet no suitors arrived. Electric utility company Calpine Corp. also detracted from Fund returns, partly because the company was burdened with too much debt. Calpine detracted 0.16% from the Fund’s overall return.

We are optimistic about the high-yield sector’s growth prospects. We believe that many companies are in good financial shape and have seen the ratio of credit upgrades to downgrades stabilize a bit. The economy also appears to be in a position to continue moderate-to-strong growth, allowing us to maintain a comfortable overweight position in lower-rated bonds, an area that we believe will outperform. Overall, we do not expect any broad sector themes that would require us to reposition the Fund’s portfolio. We plan to continue emphasizing quality credit selection within a range of sectors. The chemicals, containers, technology and cable sectors are all areas that we believe could outperform in the coming year.

Portfolio Manager: Karen Bater

Class A: NYBAX
Class B: NYBBX
Class C: NYBCX
Class R: GHYRX
Institutional Service Class: NHYSX
Institutional Class: GHBIX

2004 Annual Report 101

Concept Series

Gartmore High Yield Bond Fund

Fund Performance

Average Annual Total Return

(For periods ended October 31, 2004)

		One year	Inception[1]

Class A	without sales charge[2]	10.65%	2.35%
	with sales charge[3]	5.44%	1.32%

Class B	without sales charge[2]	9.92%	1.60%
	with sales charge[4]	4.92%	1.32%

Class C5	without sales charge[2]	9.92%	1.37%
	with sales charge[6]	8.92%	1.37%

Class R [7,9]		10.25%	1.66%

Institutional Class[8,9]		10.92%	2.74%

Institutional Service Class[9]		10.90%	2.73%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on December 29, 1999.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 4.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (12/31/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[9]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore High Yield Bond Fund, Citigroup U.S. High-Yield Market Index (a), CS First Boston Global High Yield Corporate Bond Index (b), and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Citigroup U.S. High-Yield Market Index is an unmanaged index of high-yield debt securities and is a broad market measure. The Fund is changing the index to which it is compared from the CS First Boston Global High Yield Corporate Bond Index to the Citigroup U.S. High-Yield Market Index because the latter index more accurately reflects trends in the high-yield debt marketplace.

(b)	The CS First Boston Global High Yield Corporate Bond Index is an unmanaged index of high-yield debt securities which gives a broad look at the public high yield debt market.

(c)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

102 Annual Report 2004

Gartmore High Yield Bond Fund
Shareholder
Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2004, and continued to hold your shares at the end of the reporting period, October 31, 2004. Per SEC requirements, the examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended October 31, 2004.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2004)

			Beginning	Ending
			Account Value	Account Value	Expenses Paid		Annualized
High Yield Bond Fund			5/1/04	10/31/04	During Period*		Expense Ratio

Class A	Actual		$1,000	$1,057	$5.22		1.01%
	Hypothetical	[1]	$1,000	$1,020	$5.14		1.01%

Class B	Actual		$1,000	$1,054	$8.78		1.70%
	Hypothetical	[1]	$1,000	$1,016	$8.65		1.70%

Class C	Actual		$1,000	$1,054	$8.83		1.71%
	Hypothetical	[1]	$1,000	$1,016	$8.70		1.71%

Class R	Actual		$1,000	$1,056	$6.51		1.26%
	Hypothetical	[1]	$1,000	$1,019	$6.41		1.26%

Institutional Service Class	Actual		$1,000	$1,058	$3.67		0.71%
	Hypothetical	[1]	$1,000	$1,021	$3.61		0.71%

Institutional Class (a)	Actual		$1,000	$1,061	$2.48	(b)	0.71%
	Hypothetical	[1]	$1,000	$1,013	$2.43	(b)	0.71%

(a)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(b)	Expense are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 124/366 (to reflect the period).

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

1    Represents the hypothetical 5% annual return before expenses.

2004 Annual Report 103

Gartmore High Yield Bond Fund

Concept Series

Portfolio Summary
(October 31, 2004)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a schedule of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Corporate Bonds	88.1%
Repurchase Agreement	9.3%
Preferred Stocks	1.2%
Yankee Dollar	0.8%
Yankee Bond	0.7%
Common Stock	0.1%
Other Liabilities in excess of Assets	-0.2%

100.0%

Top Industries

Utilities	7.6%
Oil & Gas	7.3%
Telecommunication Services	7.0%
Cable & Satellite	6.4%
Chemicals	5.7%
Healthcare	5.7%
Communication/ Mobile	4.8%
Gaming	4.6%
Containers	4.5%
Auto Parts & Equipment	4.0%
Other Industries	42.4%

100.0%

Top Holdings

Cablevision System Corp.	1.5%
EL Paso Corp.	1.5%
Williams Cos., Inc. Series A	1.3%
Edison Mission Energy	1.2%
Georgia Pacific Corp.	1.2%
Qwest Corp. (c)	1.2%
Charter Communications Holdings LLC	1.2%
Triton PCS, Inc.	1.1%
AES Corp. (c)	1.1%
Great Atlantic & Pacific Tea Co.	1.1%
Other Companies	87.6%

100.0%

104 Annual Report 2004

Statement of Investments
October 31, 2004

Gartmore High Yield Bond Fund

Corporate Bonds (88.1%)

	Shares or
	Principal Amount	Value

Aerospace/ Defense Equipment (1.2%)
BE Aerospace, Inc., 8.00%, 03/01/08	$85,000	$85,850
Sequa Corp., 9.00%, 08/01/09	125,000	139,688
Vought Aircraft Industries, Inc., 8.00%, 07/15/11	60,000	58,500

		284,038

Auto Manufacturing (0.2%)
Goodyear Tire & Rubber, 7.86%, 08/15/11	60,000	56,850

Auto Parts & Equipment (4.0%)
Accuride Corp., Series B, 9.25%, 02/01/08	85,000	86,913
Advanced Accessory Systems, 10.75%, 06/15/11	85,000	77,350
Collins & Aikman Products Corp., 10.75%, 12/31/11	80,000	79,800
Delco Remy International, Inc., 9.38%, 04/15/12	40,000	39,700
Dura Operating Corp., 9.00%, 05/01/09	40,000	38,300
Metaldyne Corp., 10.00%, 11/01/13 (c)	75,000	71,625
Rexnord Corp., 10.13%, 12/15/12	150,000	169,499
Tenneco Automotive, Inc., 11.63%, 10/15/09	85,000	90,313
TRW Automotive, Inc., 9.38%, 02/15/13	92,000	105,800
TRW Automotive, Inc., 11.00%, 02/15/13	35,000	41,650
United Rentals North America, Inc., 7.00%, 02/15/14	85,000	78,413
Williams Scotsman, Inc., 9.88%, 06/01/07	105,000	100,800

		980,163

Building & Construction (2.3%)
Building Materials Corp., 7.75%, 08/01/14 (c)	25,000	24,813
D.R. Horton, Inc., 8.50%, 04/15/12	110,000	124,025
K. Hovnanian Enterprises, 7.75%, 05/15/13	55,000	59,400
Texas Industries, Inc., 10.25%, 06/15/11	100,000	115,000
THL Buildco (Nortek Inc.), 8.50%, 09/01/14 (c)	50,000	53,000
WCI Communities, Inc., 9.13%, 05/01/12	170,000	188,700

		564,938

Building Products (1.0%)
Euramax International PLC, 8.50%, 08/15/11	85,000	90,525
U.S. Concrete, Inc., 8.38%, 04/01/14	50,000	53,438
RMCC Acquisition Co., 9.50%, 11/01/12 (c)	90,000	91,125

		235,088

Cable & Satellite (6.4%)
Adelphia Communications, 10.88%, 10/01/10 (b)	85,000	74,163
Atlantic Broadband Finance LLC, 9.38%, 01/15/14 (c)	175,000	163,844
Cablevision System Corp., 8.00%, 04/15/12 (c)	350,000	376,249
Charter Communications Holdings LLC, 8.63%, 04/01/09	350,000	281,749
Charter Communications Holdings LLC, 8.38%, 04/30/14 (c)	85,000	85,744
Echostar DBS Corp., 9.13%, 01/15/09	164,000	182,860
Mediacom LLC, 9.50%, 01/15/13	100,000	98,000
Panamsat Corp., 9.00%, 08/15/14 (c)	155,000	164,300
Young Broadcasting, Inc., 10.00%, 03/01/11	125,000	131,250

		1,558,159

Chemicals (5.7%)
BCP Caylux Holding SCA, 9.63%, 06/15/14 (c)	125,000	140,000
Crompton Corp., 9.88%, 08/01/12 (c)	55,000	60,638
Equistar Chemical Funding, 10.13%, 09/01/08	105,000	120,619
Huntsman LLC, 11.63%, 10/15/10	105,000	123,769
IMC Global, Inc., 11.25%, 06/01/11	70,000	82,250
Lyondell Chemical Co., 9.50%, 12/15/08	190,000	207,099
Millennium America, Inc., 9.25%, 06/15/08	85,000	94,775
Nalco Co., 7.75%, 11/15/11	80,000	86,600
Polyone Corp., 10.63%, 05/15/10	110,000	122,100
Resolution Performance Products, 8.00%, 12/15/09	55,000	56,925
Rhodia SA, 8.88%, 06/01/11	175,000	163,624
Solutia, Inc., 11.25%, 07/15/09 (b)	85,000	82,450
United Agriculture Products, 8.25%, 12/15/11 (c)	50,000	54,000

		1,394,849

Communication/Mobile (4.8%)
American Tower Corp., 9.38%, 02/01/09	167,000	176,603
American Tower Corp., 7.13%, 10/15/12 (c)	175,000	178,063
Dobson Cellular Systems, 8.38%, 11/01/11 (c)	45,000	46,406
Triton PCS, Inc., 9.38%, 02/01/11	175,000	128,625
Triton PCS, Inc., 8.50%, 06/01/13	300,000	275,249
Ubiquitel Operating Co., 9.88%, 03/01/11 (c)	85,000	92,013
Ubiquitel Operating Co., 9.88%, 03/01/11	85,000	92,013
Western Wireless Corp., 9.25%, 07/15/13	170,000	181,049

		1,170,021

Consumer Products/Services (1.8%)
Doane Pet Care Co., 10.75%, 03/01/10	85,000	91,800
Iron Mountain, Inc., 7.75%, 01/15/15	85,000	91,800
Reddy Ice Holdings, Inc, 10.50%, 11/01/12 (c)	260,000	175,500
Sealy Mattress Co., 8.25%, 06/15/14	85,000	89,888

		448,988

Containers (4.5%)
AEP Industries, Inc., 9.88%, 11/15/07	105,000	106,838
Constar International, 11.00%, 12/01/12	85,000	81,175
Crown Cork & Seal, 8.00%, 04/15/23	175,000	169,313
Owens-Illinois, Inc., 7.50%, 05/15/10	105,000	109,725
Pliant Corp., 11.13%, 06/15/09	30,000	26,700
Pliant Corp., 11.13%, 09/01/09	50,000	53,750

2004 Annual Report 105

Statement of Investments (Continued)
October 31, 2004

Gartmore High Yield Bond Fund (Continued)

Concept Series

Corporate Bonds (continued)

	Shares or
	Principal Amount	Value

Containers (continued)
Pliant Corp., 13.00%, 06/01/10	$225,000	$209,812
Silgan Holdings, Inc., 6.75%, 11/15/13	50,000	51,500
Solo Cup Co., 8.50%, 02/15/14	215,000	211,237
Tekni-Plex, Inc., 8.75%, 11/15/13 (c)	80,000	76,300

		1,096,350

Cosmetics/ Toiletries (1.0%)
Armkel LLC, 9.50%, 08/15/09	110,000	119,762
Elizabeth Arden, Inc., 7.75%, 01/15/14	110,000	117,288

		237,050

Distribution/ Wholesale (0.7%)
Aviall, Inc., 7.63%, 07/01/11	80,000	86,400
Buhrmann U.S., Inc., 8.25%, 07/01/14 (c)	90,000	89,325

		175,725

Diversified Manufacturing Operations (0.9%)
Blount Inc, 8.88%, 08/01/12	55,000	59,881
Invensys PLC, 9.88%, 03/15/11 (c)	25,000	26,125
Koppers Industry, Inc., 9.88%, 10/15/13	125,000	141,250

		227,256

E-Commerce (0.3%)
FTD, Inc., 7.75%, 02/15/14	75,000	75,188

Electronics (0.2%)
Itron, Inc., 7.75%, 05/15/12 (c)	50,000	50,625

Finance (1.5%)
Global Cash Accounting & Finance, 8.75%, 03/15/12	85,000	92,225
Labranche & Co., 9.50%, 05/15/09 (c)	60,000	60,000
Metris Cos., Inc., 10.13%, 07/15/06	90,000	90,900
Refco Finance Holdings, 9.00%, 08/01/12 (c)	110,000	118,800

		361,925

Food & Beverage (2.0%)
Great Atlantic & Pacific Tea Co., 7.75%, 04/15/07	275,000	258,500
Great Atlantic & Pacific Tea Co., 9.13%, 12/15/11	25,000	21,500
Pilgrims Pride Corp., 9.25%, 11/15/13	50,000	55,750
Pinnacle Foods Holdings, 8.25%, 12/01/13 (c)	50,000	47,250
Stater Brothers Holdings, 8.13%, 06/15/12	75,000	79,500
WH Holdings, 9.50%, 04/01/11	25,000	27,375

		489,875

Gaming (4.6%)
American Casino & Entertainment, 7.85%, 02/01/12 (c)	55,000	59,125
Boyd Gaming Corp., 6.75%, 04/15/14	105,000	110,119
Circus & Eldorado, 10.13%, 03/01/12	55,000	59,675
Hard Rock Hotel, Inc., 8.88%, 06/01/13	110,000	119,900
Herbst Gaming, Inc., 8.13%, 06/01/12 (c)	110,000	115,225
MGM Mirage, Inc., 9.75%, 06/01/07	170,000	191,250
Park Place Entertainment Corp., 8.13%, 05/15/11	210,000	245,437
Premier Entertainment Biloxi, 10.75%, 02/01/12	80,000	85,200
Station Casinos, Inc., 6.00%, 04/01/12	130,000	135,850

		1,121,781

Healthcare (5.7%)
Ameripath, Inc., 10.50%, 04/01/13	85,000	83,300
Ardent Health Services, 10.00%, 08/15/13	125,000	127,813
Beverly Enterprises, Inc., 7.88%, 06/15/14 (c)	55,000	58,919
Curative Health Services, 10.75%, 05/01/11	50,000	44,500
Healthsouth Corp., 10.75%, 10/01/08	85,000	88,613
Healthsouth Corp., 7.63%, 06/01/12	125,000	121,250
Iasis Healthcare Corp., 8.75%, 06/15/14 (c)	50,000	53,750
Omnicare, Inc., 8.13%, 03/15/11	170,000	184,449
PacifiCare Health Systems, 10.75%, 06/01/09	109,000	125,623
Res-Care, Inc., 10.63%, 11/15/08	105,000	113,400
Team Health, Inc., 9.00%, 04/01/12 (c)	50,000	49,500
Tenet Healthcare Corp., 9.88%, 07/01/14 (c)	210,000	219,974
VWR International, Inc., 6.88%, 04/15/12 (c)	105,000	111,300

		1,382,391

Insurance (0.7%)
Crum & Forster Holding Corp., 10.38%, 06/15/13	70,000	74,900
Fairfax Financial Holdings, 7.75%, 04/26/12	100,000	97,000

		171,900

Leisure (1.9%)
Carmike Cinemas, 7.50%, 02/15/14	40,000	41,050
Cinemark Inc., 9.75%, 03/15/14	85,000	60,138
Gaylord Entertainment Co., 8.00%, 11/15/13	50,000	53,875
Host Marriott LP, 7.13%, 11/01/13	100,000	107,999
Regal Cinemas, Inc., 9.38%, 02/01/12	75,000	88,875
Vail Resorts, Inc., 6.75%, 02/15/14	105,000	107,888

		459,825

Machinery/Equipment (1.2%)
Case New Holland, Inc., 9.25%, 08/01/11 (c)	85,000	96,900
NMHG Holdings Co., 10.00%, 05/15/09	170,000	188,063

		284,963

Media (1.3%)
LBI Media, Inc., 10.13%, 07/15/12	170,000	189,125
LBI Media, Inc., 11.00%, 10/15/13	170,000	123,463

		312,588

106 Annual Report 2004

Corporate Bonds (continued)

	Shares or
	Principal Amount	Value

Metals & Mining (0.6%)
AK Steel Corp., 7.88%, 02/15/09	$85,000	$86,275
Ispat Inland ULC, 9.75%, 04/01/14	40,000	48,600

		134,875

Oil & Gas (7.3%)
ANR Pipeline Co., 8.88%, 03/15/10	150,000	168,375
Belden & Blake Corp., 8.75%, 07/15/12 (c)	30,000	32,400
EL Paso Corp., 7.88%, 06/15/12	340,000	354,449
EL Paso Production Holdings, 7.75%, 06/01/13	200,000	208,500
Forest Oil Corp., 8.00%, 06/15/08	40,000	44,400
Giant Industries, 11.00%, 05/15/12	80,000	94,200
Petrobras International Finance, 9.13%, 07/02/13	85,000	92,650
Petroleum Geo-Services, 10.00%, 11/05/10	185,000	210,900
Premcor Refining Group, 6.13%, 05/01/11 (c)	40,000	42,200
Southern Natural Gas, 8.88%, 03/15/10	125,000	140,781
Williams Cos., Inc., 8.13%, 03/15/12	85,000	99,875
Williams Cos., Inc., Series A, 7.50%, 01/15/31	320,000	328,000

		1,816,730

Paper & Forest Products (2.1%)
Appleton Papers, Inc. Series B, 9.75%, 06/15/14	50,000	52,250
Boise Cascade LLC, 7.13%, 10/15/14 (c)	45,000	46,971
Georgia Pacific Corp., 8.88%, 02/01/10	255,000	300,262
Georgia Pacific Corp., 8.00%, 01/15/24	75,000	86,813
Stone Container Corp., 7.38%, 07/15/14 (c)	25,000	26,688

		512,984

Publishing (1.3%)
Advertising Directory Solutions, 9.25%, 11/15/12 (c)	90,000	93,938
CBD Media Holdings, 9.25%, 07/15/12 (c)	175,000	175,875
Liberty Group Publishing, 9.38%, 02/01/08	40,000	40,300

		310,113

Recreational Centers (0.6%)
Bally Total Fitness, 10.50%, 07/15/11	100,000	97,250
Town Sports International, 9.63%, 04/15/11	55,000	58,025

		155,275

Retail (2.0%)
Cole National Group, Inc., 8.88%, 05/15/12	160,000	187,000
Duane Reade, Inc., 9.75%, 08/01/11 (c)	55,000	52,800
Finlay Fine Jewelry Corp., 8.38%, 06/01/12	50,000	54,625
Jean Coutu Group PJC, Inc., 8.50%, 08/01/14 (c)	110,000	112,200
Remington Arms Co., 10.50%, 02/01/11	85,000	75,225

		481,850

Services (0.4%)
Great Lakes Dredge & Dock, 7.75%, 12/15/13	105,000	93,975

Technology (3.5%)
AMI Semiconductors, Inc., 10.75%, 02/01/13	75,000	87,938
Amkor Technology, Inc., 9.25%, 02/15/08	110,000	105,600
Lucent Technologies, 6.45%, 03/15/29	85,000	72,994
Nortel Networks Ltd., 6.13%, 02/15/06	125,000	127,813
Sanmina Corp., 10.38%, 01/15/10	170,000	199,324
UGS Corp., 10.00%, 06/01/12 (c)	110,000	123,200
Xerox Corp., 7.63%, 06/15/13	125,000	137,500

		854,369

Telecommunications Services (7.0%)
Alamosa Delaware, Inc., 12.00%, 07/31/09	85,000	90,525
Centennial Communications Corp., 8.13%, 02/01/14 (c)	125,000	126,250
Insight Midwest, 10.50%, 11/01/10	125,000	138,438
Level 3 Financing, Inc., 10.75%, 10/15/11 (c)	105,000	90,300
MCI, Inc., 5.91%, 05/01/07	9,000	8,978
MCI, Inc., 6.69%, 05/01/09	9,000	8,876
MCI, Inc., 7.74%, 05/01/14	11,000	10,601
Nextel Communications, 8.13%, 07/01/11	40,000	43,800
Nextel Communications, 5.95%, 03/15/14	170,000	173,825
Nextel Partners, Inc., 12.50%, 11/15/09	113,000	129,244
Qwest Communications International, 7.25%, 02/15/11 (c)	250,000	248,124
Qwest Corp., 9.13%, 03/15/12 (c)	255,000	287,512
Rural Cellular Corp., Series B, 9.63%, 05/15/08	260,000	244,400
SBA Telecommunications, 9.75%, 12/15/11	170,000	143,225

		1,744,098

Transportation Services (1.4%)
CHC Helicopter Corp., 7.38%, 05/01/14	105,000	111,825
Horizon Lines LLC, 9.00%, 11/01/12 (c)	80,000	86,500
Quality Distribution, 9.00%, 11/15/10 (c)	55,000	51,219
Sea Containers Ltd., 10.50%, 05/15/12	80,000	82,500

		332,044

Utilities (7.6%)
AES Corp., 8.75%, 05/15/13 (c)	235,000	271,424
Allegheny Energy Supply, 8.25%, 04/15/12 (c)	85,000	95,838
Aquila, Inc., 7.63%, 11/15/09	105,000	109,200
Calpine Canada Energy Financing, 8.50%, 05/01/08	170,000	104,550
Calpine Corp., 8.50%, 07/15/10 (c)	175,000	128,625
CMS Energy Corp., 9.88%, 10/15/07	170,000	190,825
Dynegy Holdings, Inc., 8.75%, 02/15/12	170,000	179,350
Dynegy Holdings, Inc., 9.88%, 07/15/10 (c)	105,000	119,306
Edison Mission Energy, 7.73%, 06/15/09	70,000	74,550
Edison Mission Energy, 9.88%, 04/15/11	255,000	301,537
Mission Energy Holding, 13.50%, 07/15/08	85,000	107,738

2004 Annual Report 107

Statement of Investments (Continued)
October 31, 2004

Gartmore High Yield Bond Fund (Continued)

Concept Series

Corporate Bonds (continued)

	Shares or
	Principal Amount	Value

Utilities (continued)
NRG Energy, Inc., 8.00%, 12/15/13 (c)	$105,000	$115,631
Reliant Resources, Inc., 9.25%, 07/15/10	50,000	55,500
TNP Enterprises, Inc., 10.25%, 04/01/10	15,000	16,125

		1,870,199

Waste Management (0.4%)
Allied Waste North America, 7.38%, 04/15/14	105,000	97,125

Total Corporate Bonds		21,544,173

Repurchase Agreements (9.3%)
Nomura Securities, 1.75% dated 10/29/04, due 11/01/04, repurchase price $1,320,720 (Fully collateralized by U.S. Agency Securities and AA Rated Corporate Bonds)	1,320,528	1,320,528
CS First Boston, 1.75% dated 10/29/04, due 11/01/04, repurchase price $945,234 (Fully collateralized by U.S. Treasury Notes and U.S. Agency Securities)	945,096	945,096

Total Repurchase Agreements		2,265,624

Preferred Stocks (1.2%)
Broadcasting (0.4%)
Spanish Broadcasting Systems, Inc., 10.75%, 10/15/13	91	99,702

Communication/ISP (0.0%)
Rhythms Netconnections, Inc., 6.75%, 03/03/12 (c) (d) (e) (f)	1,691	0

Media (0.6%)
Paxson Communications, 13.25%, 11/15/06	18	137,750

Real Estate Investment Trusts (0.2%)
Istar Financial, Inc., 7.80%, 09/29/08	2,215	57,369

Total Preferred Stocks		294,821

Yankee Dollar (0.8%)
Containers (0.8%)
Crown Euro Holdings SA, 10.88%, 03/01/13	170,000	201,875

Total Yankee Dollar		201,875

Yankee Dollar (0.7%)

Yankee Bonds (0.7%)

	Shares or
	Principal Amount	Value

Paper & Forest Products (0.7%)
Abitibi Consolidated, Inc., 7.75%, 06/15/11	75,000	79,500
Abitibi Consolidated, Inc., 6.00%, 06/20/13	85,000	81,388

Total Yankee Bonds		160,888

Common Stocks (0.1%)
Telecommunication Services (0.1%)
MCI, Inc.	1,303	22,477

Total Common Stocks		22,477

Warrants (0.0%)
Communication/Fixed (0.0%)
Maxcom Telecommunications SA, 04/01/07 (b) (c) (d) (e) (f)	46	0

Communication/ISP (0.0%)
Metricom, Inc., 02/15/10 (b) (d) (e) (f)	676	0

Total Warrants		0

Total Investments (Cost $23,310,483) (a) — 100.2%		24,489,858
Liabilities in excess of other assets — (0.2)%		(51,868)

NET ASSETS — 100.0%		$24,437,990

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Security in default.

(c)	Represents a restricted security acquired and eligible for resale under rule 144A, which limits the resale to certain qualified buyers. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

(d)	Fair Valued Security.

(e)	Denotes a non-income producing security.

(f)	Security has been deemed illiquid. The pricing committee has deemed the security to have zero value based upon procedures adopted by the Board of Trustees.

See notes to financial statements.

108 Annual Report 2004

Concept Series

Gartmore Value Opportunities Fund

For the annual period ended Oct. 31, 2004, the Gartmore Value Opportunities Fund returned 10.72% (Class A at NAV) versus 11.73% for its benchmark, the Russell 2000® Index. For broader comparison, the average return for this Fund’s Lipper peer category of Small-Cap Core Funds was 12.93%.

Historically, we have sought to add value to the Fund through stock selection. For the annual period, stock selection was strong in the technology and producer durables sectors. Two technology names held by the Fund, Harris Corp. and Parametric Technology Corp., were particularly strong performers. Harris made an acquisition in the third quarter of 2004 that strengthened the company’s leading market position in the broadcast segment. Harris had an average weight in the portfolio of 0.70% for the period, and Parametric Technology had an average weight of 0.51%. Conversely, stock selection by the Fund was weaker in the health-care and consumer discretionary sectors. Consumer discretionary name Integrated Alarm Services Group, Inc. had a tough year as the company faced a challenging acquisition environment in the security alarm industry, yet the company still remains well positioned in many important geographic regions. Integrated Alarm Services Group had an average weighting of 0.60% during the period.

The market environment during the reporting period was challenging for “core value” investors, or those seeking to invest in the securities of companies that we deem to be undervalued. Only one other period stands out as similar—near the end of 1999 when the financial press unanimously heralded the death of “value” investing. During that time, we managed to outperform the value benchmark, given our portfolio’s bias to companies with improving earnings. We quickly passed through the speculation of the “tech bubble”—which burst in 2000, however, and headed to the other extreme, a deep value market that, for the past several years, has generally rewarded cheap stocks with little or no fundamental progress.

Except for brief, unsustainable rallies in the highly speculative areas of the market, “value” investing has made a dramatic comeback from its near death. Yet the move we have seen to deep or distressed value has been an even rarer occurrence. In such an environment, at times the Fund has struggled to outperform the benchmark. We believe that the move to “deep” value investing is coming to an end, as evidence suggests that investors are again paying attention to fundamental progress and not solely valuation. It is in this environment where we would expect greater rewards for our style and our disciplined approach to investing.

The Fund’s objective remains the same: to buy, at attractive valuations, well-positioned companies in which we see tangible evidence of fundamental improvement. The Fund’s portfolio continues to be characterized by stocks with favorable cash flow, earnings improvement and broad sector diversification. It seems just a matter of time before investors return to a more fundamentally focused investment discipline. As the next year unfolds, we expect that investors will pay closer attention to the fundamentals that we think are important for long-term investing success and that our discipline and style will yield favorable results.

Portfolio Managers:
Jeffery Petherick, CFA and Mary Champagne, CFA

Class A: GVOAX
Class B: GVOBX
Class C: GVOCX
Class R: GVORX
Institutional Service Class: GVOIX
Institutional Class: GVAIX

2004 Annual Report 109

Concept Series

Gartmore Value Opportunities Fund

Fund Performance

Average Annual Total Return

(For periods ended October 31, 2004)

		One year	Inception[1]

Class A	without sales charge[2]	10.72%	10.95%
	with sales charge[3]	4.37%	9.60%

Class B	without sales charge[2]	10.04%	10.25%
	with sales charge[4]	5.04%	9.96%

Class C5	without sales charge[2]	10.06%	10.25%
	with sales charge[6]	9.06%	10.25%

Class R [7,9]		10.39%	10.32%

Institutional Class[8,9]		11.05%	11.23%

Institutional Service Class[9]		10.91%	11.20%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on December 29, 1999.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (12/31/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[9]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Value Opportunities Fund, Russell 2000 Index (Russell 2000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index of securities of small capitalization U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

110 Annual Report 2004

Gartmore Value Opportunities Fund
Shareholder
Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2004, and continued to hold your shares at the end of the reporting period, October 31, 2004. Per SEC requirements, the examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended October 31, 2004.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2004)

			Beginning	Ending
			Account Value	Account Value	Expenses Paid		Annualized
Value Opportunities Fund			5/1/04	10/31/04	During Period*		Expense Ratio

Class A	Actual		$1,000	$1,021	$7.11		1.40%
	Hypothetical	[1]	$1,000	$1,018	$7.13		1.40%

Class B	Actual		$1,000	$1,017	$10.34		2.04%
	Hypothetical	[1]	$1,000	$1,015	$10.38		2.04%

Class C	Actual		$1,000	$1,018	$10.35		2.04%
	Hypothetical	[1]	$1,000	$1,015	$10.38		2.04%

Class R	Actual		$1,000	$1,019	$8.17		1.61%
	Hypothetical	[1]	$1,000	$1,017	$8.20		1.61%

Institutional Service Class	Actual		$1,000	$1,021	$6.25		1.23%
	Hypothetical	[1]	$1,000	$1,019	$6.26		1.23%

Institutional Class (a)	Actual		$1,000	$998	$3.69	(b)	1.09%
	Hypothetical	[1]	$1,000	$1,011	$3.72	(b)	1.09%

(a)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(b)	Expense are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 124/366 (to reflect the period).

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

1    Represents the hypothetical 5% annual return before expenses.

2004 Annual Report 111

Gartmore Value Opportunities Fund

Concept Series

Portfolio Summary
(October 31, 2004)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a schedule of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	98.1%
Repurchase Agreements	0.6%
Other Investments*	18.4%
Other Liabilities in excess of Assets**	-17.1%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

Top Industries

Real Estate Investment Trusts (REIT)	9.6%
Banks: Outside New York City	7.1%
Utilities: Electrical	3.9%
Savings & Loan	3.8%
Retail	3.4%
Services: Commercial	3.2%
Production Technology Equipment	2.9%
Metal Fabricating	2.7%
Insurance: Multi-Line	2.7%
Communications Technology	2.6%
Other Industries	58.1%

100.0%

Top Holdings

Colonial Bancgroup, Inc. (The)	1.3%
NCO Group, Inc.	1.3%
Questar Corp.	1.3%
Nationwide Health Properties, Inc.	1.3%
Affiliated Managers Group, Inc.	1.2%
Cullen/ Frost Bankers, Inc.	1.2%
Wisconsin Energy Corp.	1.2%
Westar Energy, Inc.	1.2%
Oshkosh Truck Corp.	1.2%
Bank Atlantic Bancorp, Inc., Class A	1.2%
Other Holdings	87.6%

100.0%

112 Annual Report 2004

Statement of Investments
October 31, 2004

Gartmore Value Opportunities Fund

Common Stocks (98.1%)

	Shares or
	Principal Amount	Value

Aerospace (1.6%)
Alliant Techsystems, Inc. (b)	2,200	$126,478
Orbital Sciences Corp. (b)	20,500	212,175
Teledyne Technologies, Inc. (b)	6,600	168,762

		507,415

Air Transport (1.1%)
Offshore Logistics, Inc. (b)	9,300	336,288

Auto Parts-After Market (0.1%)
TBC Corp. (b)	1,400	31,122

Auto Parts: Original Equipment (0.7%)
Autoliv, Inc.	5,100	218,025

Auto Trucks & Parts (1.2%)
Oshkosh Truck Corp.	6,310	371,659

Banks: Outside New York City (7.1%)
AmericanWest Bancorp. (b)	1,500	29,775
Banner Corp.	1,600	47,840
BOK Financial Corp. (b)	3,532	160,741
Colonial Bancgroup, Inc. (The)	19,800	428,670
Cullen/ Frost Bankers, Inc.	8,100	396,900
First State Bancorp.	2,000	70,600
FirstMerit Corp.	13,600	355,368
Franklin Bank Corp. (b)	14,000	231,000
MBT Financial Corp.	2,100	42,399
Mercantile Bank Corp.	1,385	52,104
Nara Bankcorp., Inc.	4,000	76,440
Piper Jaffray Co. (b)	5,600	244,888
Southwest Bancorp., Inc.	4,000	93,920

		2,230,645

Biotechnology Research & Production (0.5%)
Protein Design Labs, Inc. (b)	8,600	164,690

Building: Heating & Plumbing (0.5%)
Jacuzzi Brands, Inc. (b)	20,200	174,730

Building: Roofing & Wallboard (0.8%)
ElkCorp	9,000	253,350

Chemicals (2.3%)
Airgas, Inc.	10,100	248,460
Georgia Gulf Corp.	4,100	185,607
Millennium Chemicals, Inc. (b)	10,000	214,800
Octel Corp.	1,700	32,810
OM Group, Inc. (b)	2,100	69,279

		750,956

Coal (0.7%)
Peabody Energy Corp.	3,400	216,852

Commercial Information Services (0.1%)
SOURCECORP, Inc. (b)	1,800	30,204

Communications Technology (2.6%)
CommScope, Inc. (b)	10,260	184,783
Harris Corp.	3,900	239,967
Inter-Tel, Inc.	7,587	204,849
Standard Microsystems Corp. (b)	9,700	213,594

		843,193

Computer Services, Software & Systems (2.5%)
BEA Systems, Inc. (b)	18,900	153,468
Digital River, Inc. (b)	5,100	169,830
Macromedia, Inc. (b)	10,000	271,400
Parametric Technology Corp. (b)	26,200	135,978
SS&C Technologies, Inc.	2,650	62,646

		793,322

Computer Technology (1.6%)
Intergraph Corp. (b)	4,700	117,195
Komag, Inc. (b)	17,800	302,155
RadiSys Corp. (b)	2,300	30,544
Western Digital Corp. (b)	8,800	73,304

		523,198

Consumer Electronics (0.5%)
CNET Networks, Inc. (b)	21,400	174,838

Cosmetics (1.0%)
Elizabeth Arden, Inc. (b)	13,900	333,322

Diversified Materials & Processing (0.8%)
Olin Corp.	14,000	261,800

Diversified Production (1.3%)
Pentair, Inc.	4,500	168,210
Thomas & Betts Corp.	8,800	249,392

		417,602

Drugs & Pharmaceuticals (1.5%)
Endo Pharmaceuticals Holdings, Inc. (b)	9,500	207,100
K-V Pharmaceutical Co. (b)	11,700	233,064
Sciclone Pharmaceuticals, Inc. (b)	5,000	22,750
Supergen, Inc. (b)	2,900	17,690

		480,604

Electrical & Electronic (0.6%)
Benchmark Electronics, Inc. (b)	6,000	203,820

2004 Annual Report 113

Statement of Investments (Continued)
October 31, 2004

Gartmore Value Opportunities Fund (Continued)

Concept Series

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Electronics (1.1%)
Amphenol Corp., Class A (b)	3,600	$123,588
Avid Technology, Inc. (b)	4,500	238,410

		361,998

Electronics: Medical Systems (0.1%)
Luminex Corp. (b)	2,800	21,840

Electronics: Semi-Conductors & Components (0.7%)
Atmel Corp. (b)	64,102	203,844
SIPEX Corp. (b)	5,600	32,088

		235,932

Electronics: Technology (1.1%)
Gerber Scientific, Inc. (b)	6,900	53,958
PerkinElmer, Inc.	15,200	312,208

		366,166

Energy Equipment (0.1%)
Global Power Equipment Group, Inc. (b)	2,700	21,762

Fertilizers (0.7%)
Mosaic Co. (The) (b)	14,400	216,576

Finance Companies (0.7%)
Saxon Capital, Inc. (b)	11,700	224,640

Finance-Small Loan (0.7%)
Collegiate Funding Services, Inc. (b)	19,070	235,515

Financial Data Processing Services & Systems (0.9%)
CCC Information Services Group, Inc. (b)	8,600	157,552
Hypercom Corp. (b)	18,600	120,528

		278,080

Financial Miscellaneous (0.7%)
Triad Guaranty, Inc. (b)	4,022	219,239

Foods (0.9%)
Del Monte Foods Co. (b)	15,100	161,268
Ralcorp Holding, Inc.	3,600	132,300

		293,568

Forest Products (0.5%)
Universal Forest Products, Inc.	4,500	165,038

Health Care Management Services (1.3%)
Community Health Systems, Inc. (b)	4,900	131,418
Per-Se Technologies, Inc. (b)	20,400	297,636

		429,054

Homebuilding (0.5%)
Standard Pacific Corp	2,800	157,220

Household Furnishings (0.6%)
American Woodmark Corp	1,600	59,488
Tempur-Pedic International, Inc. (b)	8,000	129,920

		189,408

Identification Control & Filter Devices (0.6%)
Artesyn Technologies, Inc. (b)	7,100	68,870
Hubbell, Inc.	2,900	132,588

		201,458

Insurance: Multi-Line (2.7%)
Allmerica Financial Corp. (b)	1,400	42,140
Assurant, Inc.	7,860	212,063
Reinsurance Group of America, Inc.	8,100	348,948
Wellchoice, Inc. (b)	6,400	267,264

		870,415

Insurance: Property & Casualty (2.3%)
Aspen Insurance Holdings Ltd.	11,557	265,811
ProAssurance Corp. (b)	8,200	292,658
Tower Group, Inc. (b)	20,000	178,200

		736,669

Investment Management Companies (2.0%)
Affiliated Managers Group, Inc. (b)	7,150	399,256
National Financial Partners Corp.	7,400	227,476

		626,732

Leisure Time (0.9%)
K2, Inc. (b)	15,000	243,300
West Marine, Inc. (b)	2,200	53,966

		297,266

Machinery: Agricultural (0.5%)
AGCO Corp. (b)	8,100	157,302

Machinery: Industrial/ Specialty (0.3%)
Joy Global, Inc.	2,600	87,854

Machinery: Oil Well Equipment & Services (1.9%)
Key Energy Services, Inc. (b)	22,000	253,000
Lufkin Industries, Inc.	1,000	35,410
National-OilWell, Inc. (b)	9,800	330,358

		618,768

Machinery: Specialty (0.1%)
Cascade Corp	1,400	41,580

114 Annual Report 2004

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Medical and Dental Instruments & Supplies (0.6%)
Bio-Rad Laboratories, Inc., Class A (b)	3,400	$176,868

Metal Fabricating (2.7%)
Commercial Metals Co	5,800	209,670
Kaydon Corp.	7,600	224,960
Maverick Tube Corp. (b)	7,100	187,227
RTI International Metals, Inc. (b)	2,800	56,084
Timken Co.	8,200	196,800

		874,741

Multi-Sector Companies (1.5%)
Carlisle Cos., Inc	5,700	331,341
Teleflex, Inc.	3,700	162,023

		493,364

Oil: Crude Producers (2.1%)
Newfield Exploration Co. (b)	5,000	291,000
Swift Energy Co. (b)	2,200	53,350
The Meridian Resource Corp. (b)	39,500	317,975

		662,325

Oil: Integrated Domestic (1.0%)
KCS Energy, Inc. (b)	22,500	306,225

Paper (0.9%)
Chesapeake Corp.	2,000	46,420
Glatfelter Co.	19,400	241,142

		287,562

Pollution Control & Environmental Services (0.2%)
Ionics, Inc. (b)	1,700	48,450

Production Technology Equipment (2.9%)
ATMI, Inc. (b)	9,461	220,914
August Technology Corp. (b)	13,800	107,571
Axcelis Technologies, Inc. (b)	36,000	309,601
Cymer, Inc. (b)	6,400	182,528
Photon Dynamics, Inc. (b)	5,564	101,821

		922,435

Publishing: Miscellaneous (0.2%)
Consolidated Graphics, Inc. (b)	1,300	55,510

Railroad Equipment (0.9%)
Wabtec Corp.	14,000	283,780

Railroads (0.4%)
RailAmerica, Inc. (b)	12,800	141,952

Real Estate Investment Trusts (REITs) (9.6%)
AMB Property Corp	9,400	352,500
American Financial Realty Trust	24,400	358,680
Ashford Hospitality Trust	37,200	360,468
Associated Estates Realty Corp.	4,000	38,040
CBL & Associates Properties, Inc.	5,300	347,415
Developers Diversified Realty Corp.	6,700	280,060
Eagle Hospitality Properties Trust, Inc. (b)	19,840	188,480
Equity Inns, Inc.	5,300	50,350
Friedman, Billings, Ramsey Group, Inc.	18,400	315,376
Nationwide Health Properties, Inc.	18,000	406,259
New Century Financial Corp.	5,400	297,810
Winston Hotels, Inc.	4,500	49,725

		3,045,163

Retail (3.4%)
Abercrombie & Fitch Co.	3,200	125,376
Fisher Scientific International, Inc. (b)	3,500	200,760
Genesco, Inc. (b)	9,800	250,880
Handleman Co.	1,300	27,963
Jos. A. Bank Clothiers, Inc. (b)	6,937	220,180
Mothers Work, Inc. (b)	292	3,781
Zale Corp. (b)	9,100	259,533

		1,088,473

Savings & Loan (3.8%)
BankAtlantic Bancorp, Inc., Class A	21,060	368,339
BankUnited Financial Corp., Class A (b)	8,140	242,165
Hudson River Bancorp., Inc.	2,700	52,947
Independence Community Bank Corp.	7,200	270,936
Webster Financial Corp.	6,000	286,800

		1,221,187

Securities Brokerage & Services (2.4%)
American Capital Strategies Ltd.	11,200	346,640
NCO Group, Inc. (b)	15,600	417,300

		763,940

Services: Commercial (3.2%)
4Kids Entertainment, Inc. (b)	1,800	32,922
Angelica Corp.	1,900	45,600
Chemed Corp.	5,100	308,295
Coinstar, Inc. (b)	2,400	61,992
Integrated Alarm Services Group, Inc. (b)	14,700	65,121
Manpower, Inc.	2,300	104,075
Pegasus Systems, Inc. (b)	9,000	93,690
Waste Connections, Inc. (b)	10,150	319,928

		1,031,623

Shipping (1.1%)
Kirby Corp. (b)	8,570	359,940

2004 Annual Report 115

Statement of Investments (Continued)
October 31, 2004

Gartmore Value Opportunities Fund (Continued)

Concept Series

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Shoes (0.6%)
Finish Line, Inc., Class A (The)	6,000	$207,780

Steel (1.3%)
Harsco Corp.	5,300	256,785
Wheeling-Pittsburgh Corp. (b)	5,500	174,075

		430,860

Telecommunications Equipment (1.0%)
Andrew Corp. (b)	15,991	223,554
C-COR, Inc. (b)	11,000	82,720

		306,274

Tobacco (0.1%)
Standard Commercial Corp.	1,200	19,116

Transportation Miscellaneous (0.2%)
SCS Transportation, Inc. (b)	2,800	50,596

Utilities: Electrical (3.9%)
PNM Resources, Inc.	8,900	207,192
Westar Energy, Inc.	18,400	385,480
Wisconsin Energy Corp.	12,000	391,680
WPS Resources Corp.	5,300	251,750

		1,236,102

Utilities: Gas Distributors (2.2%)
Cascade Natural Gas Corp.	1,500	30,390
Questar Corp.	8,500	408,000
Western Gas Resources, Inc.	8,800	257,752

		696,142

Utilities: Telecommunications (0.8%)
NII Holdings, Inc. (b)	6,000	265,620

Utilities: Water (0.1%)
California Water Service Group	1,500	44,235

Total Common Stocks		31,391,978

Repurchase Agreements (0.6%)

Repurchase Agreements (0.6%)

	Shares or
	Principal Amount	Value

CS First Boston, 1.75%, dated 10/29/04, due 11/1/04, repurchase price $84,551 (Fully collateralized by Treasury Notes and U.S. Agency Securities)	$84,538	$84,538
Nomura Securities, 1.75%, dated 10/29/04, due 11/1/04, repurchase price $118,135 (Fully collateralized by U.S. Agency Securities and AA Rated Corporate Bonds)	118,119	118,119

Total Repurchase Agreements		202,657

Short-Term Securities Held as Collateral for Securities Lending (18.4%)
Pool of short-term securities for Gartmore Mutual Funds — footnote 2 (Securities Lending)	5,895,220	5,895,220

Total Short-Term Securities Held as Collateral for Securities Lending		5,895,220

Total Investments (Cost $34,542,033) (a) — 117.1%		37,489,855
Liabilities in excess of other assets — (17.1)%		(5,463,334)

NET ASSETS — 100.0%		$32,026,521

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Non-income producing securities.

See notes to financial statements.

116 Annual Report 2004

Concept Series

Gartmore Micro Cap Equity Fund

As of Nov. 30, 2004, all share classes of the Gartmore Micro Cap Equity Fund have been closed to new accounts. The Fund’s managers have determined that, given the liquidity concerns inherent in the micro-cap area of the market, the Fund can most effectively seek to continue to fulfill its investment mandate by maintaining its current asset level.

For the annual period ended Oct. 31, 2004, the Gartmore Micro Cap Equity Fund returned 22.96% (Class A at NAV) versus 9.26% for its benchmark, the Wilshire Micro-Cap® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Core Funds was 12.93%.

One overarching factor accounted for the Fund’s positive performance during the period: stock selection. There are two ways an investment manager can influence the value of a fund’s performance—sector allocation and stock selection decisions. Together, these factors determine the under- or outperformance of a fund relative to its benchmark. During the reporting period, stock selection by the Fund in every sector was positive except for consumer discretionary, with a loss of 0.10%, and consumer staples, with a loss of 0.01%.

Particularly strong results were achieved by the Fund in health care, adding 4.90%; industrials, adding 4.67%; and information technology, adding 4.82%. In fact, on a total-effect basis (adding sector allocation and stock selection), only one sector underperformed for the Fund—telecommunications, with a loss of 0.09%. We had no exposure to telecommunications during the period. Overall, it was an outstanding year for the Fund. We would have achieved even stronger returns for our shareholders if not for our underweights in financials, health care and materials. Factoring in stock selection, though, shows that we achieved positive returns in every sector where we actively made investment decisions.

The current investment environment continues to present problems and opportunities. From a macroeconomic perspective, the economy is slowing into a more normalized growth curve. Corporate profits, therefore, are not expected to be as strong during the next reporting period as these have been during this period. Furthermore, the markets continue to watch closely the war in Iraq, the effect of high energy prices on consumers, the uneven job picture and interest rates. With these factors constituting our working backdrop, we believe that the next reporting period will turn out to be a stock-picker’s market, because the major indexes are likely to produce modest gains. This type of environment works to our advantage, because micro-cap stocks tend to be overlooked and underfollowed, which creates opportunities for investors who are focused on the fundamentals and quality companies. Working against us, however, is the shift in investors’ preferred market cap range. During the past five years, small-cap stocks have outperformed large-cap stocks, but this leadership is changing as we are beginning to see signs of large-cap leadership.

Our investment philosophy has not changed: we continue to look for companies with sustainable competitive advantages, accelerating earnings and strong balance sheets. In short, we focus on stock selection. From time to time, we may consider our relative benchmark weightings and the weightings of particular stocks, but these issues are secondary to our primary objective of finding the best-in-class companies within their respective industries. We do not give in to the temptation to follow the latest trend or chase the hottest sector. We adhere to our investment philosophy of finding good companies that can perform well during a complete market cycle. We feel that maintaining this discipline is in the best interest of our shareholders.

Portfolio Manager: Carl Wilk

Class A: GMEAX
Class B: GMEBX
Class C: GMECX
Class R: GMERX
Institutional Service Class: GMESX
Institutional Class: GMEIX

2004 Annual Report 117

Concept Series

Gartmore Micro Cap Equity Fund

Fund Performance

Average Annual Total Return

(For periods ended October 31, 2004)

		One year	Inception[1]

Class A	without sales charge[2]	22.96%	33.13%
	with sales charge[3]	15.89%	29.81%

Class B	without sales charge[2]	22.13%	32.14%
	with sales charge[4]	17.13%	31.25%

Class C	without sales charge[2]	22.10%	32.19%
	with sales charge[5]	21.10%	32.19%

Class R6,7		22.45%	32.28%

Institutional Service Class[7]		23.26%	33.45%

Institutional Class[7]		23.26%	33.45%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on June 27, 2002.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns until the creation of Class R shares (12/31/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[7]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Micro Cap Equity Fund, Wilshire Micro Cap Equity Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Wilshire Micro Cap Equity Index is a capitalization-weighted index that measures small-cap stocks in the bottom “half” of the Wilshire 5000 Index.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

118 Annual Report 2004

Gartmore Micro Cap Equity Fund
Shareholder
Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2004, and continued to hold your shares at the end of the reporting period, October 31, 2004. Per SEC requirements, the examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended October 31, 2004.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2004)

			Beginning	Ending
			Account Value	Account Value	Expenses Paid	Annualized
Micro Cap Equity Fund			5/1/04	10/31/04	During Period*	Expense Ratio

Class A	Actual		$1,000	$1,036	$9.47	1.85%
	Hypothetical	[1]	$1,000	$1,016	$9.42	1.85%

Class B	Actual		$1,000	$1,032	$13.28	2.60%
	Hypothetical	[1]	$1,000	$1,012	$13.23	2.60%

Class C	Actual		$1,000	$1,032	$13.28	2.60%
	Hypothetical	[1]	$1,000	$1,012	$13.23	2.60%

Class R	Actual		$1,000	$1,034	$11.45	2.24%
	Hypothetical	[1]	$1,000	$1,014	$11.40	2.24%

Institutional Service Class	Actual		$1,000	$1,038	$8.19	1.60%
	Hypothetical	[1]	$1,000	$1,017	$8.14	1.60%

Institutional Class	Actual		$1,000	$1,037	$8.24	1.61%
	Hypothetical	[1]	$1,000	$1,017	$8.20	1.61%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

[1]	Represents the hypothetical 5% annual return before expenses.

2004 Annual Report 119

Gartmore Micro Cap Equity Fund

Concept Series

Portfolio Summary
(October 31, 2004)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a schedule of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	90.0%
Repurchase Agreements	9.0%
Other Investments*	11.4%
Other Liabilities in excess of Assets**	-10.4%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

Top Industries

Computer Software & Services	10.2%
Medical Equipment & Supplies	9.7%
Telecommunications	5.4%
Electronics	5.1%
Transportation	4.9%
Apparel	4.6%
Pharmaceuticals	4.4%
Healthcare	4.0%
Semiconductors	3.9%
Lasers	3.6%
Other Industries	44.2%

100.0%

Top Holdings

Metrologic Instruments, Inc.	2.2%
Duratek, Inc.	2.1%
World Acceptance Corp.	2.0%
Dynamex, Inc.	2.0%
SS&C Technologies, Inc.	1.9%
Jos. A. Bank Clothiers, Inc.	1.9%
Kforce, Inc.	1.8%
American Medical Security Group, Inc.	1.8%
Mannatech, Inc.	1.8%
Lowrance Electronic Inc.	1.8%
Other Holdings	80.7%

100.0%

120 Annual Report 2004

Statement of Investments
October 31, 2004

Gartmore Micro Cap Equity Fund

Common Stocks (90.0%)

	Shares or
	Principal Amount	Value

Apparel (4.6%)
Jos. A. Bank Clothiers, Inc. (b)	70,000	$2,221,800
Lakeland Industries, Inc. (b)	97,600	1,600,640
Perry Ellis International, Inc. (b)	70,000	1,505,000

		5,327,440

Audio/ Video Products (1.0%)
Digital Theater Systems, Inc. (b)	65,000	1,105,650

Bank Holdings Companies (1.9%)
Pacific Premier Bancorp, Inc. (b)	77,100	905,925
Royal Bancshares of Pennsylvania, Inc., Class A	46,954	1,258,367

		2,164,292

Casino Services (1.4%)
Mikohn Gaming Corp. (b)	231,800	1,645,780

Chemicals (1.2%)
American Vanguard Corp.	44,200	1,430,754

Computer Software & Services (10.2%)
Captiva Software Corp. (b)	200,000	1,968,000
Chordiant Software, Inc. (b)	500,000	1,230,000
ClickSoftware Co. (b)	800,000	1,624,000
Mobius Management Systems, Inc. (b)	107,300	733,932
QAD, Inc.	39,500	301,780
SBS Technologies, Inc. (b)	56,200	749,146
Smith Micro Software, Inc. (b)	350,000	2,012,500
SS&C Technologies, Inc.	95,000	2,245,800
Stratasys, Inc. (b)	35,000	1,024,800

		11,889,958

Consulting Services (1.6%)
Perficient, Inc. (b)	430,400	1,885,152

Containers & Packaging (0.8%)
Packaging Dynamics Corp.	63,745	879,681

Cosmetics (1.2%)
CCA Industries, Inc.	153,000	1,436,670

Data Processing (1.6%)
Innodata Isogen, Inc. (b)	368,000	1,795,840

Electronic Forms (0.5%)
DataTRAK International, Inc. (b)	49,698	546,678

Electronics (5.1%)
Cyberoptics Corp. (b)	102,200	1,155,400
Fargo Electronics (b)	71,200	933,432
LeCroy Corp. (b)	94,250	1,794,920
Lowrance Electronics, Inc.	80,000	2,036,800

		5,920,552

Financial (2.0%)
World Acceptance Corp. (b)	100,000	2,340,000

Food & Related (1.5%)
SunOpta, Inc. (b)	275,000	1,729,750

Healthcare (4.0%)
America Service Group, Inc. (b)	25,000	894,250
American Medical Security Group, Inc. (b)	65,000	2,063,750
Option Care, Inc.	125,000	1,642,500

		4,600,500

Human Resources (1.8%)
Kforce, Inc. (b)	200,000	2,118,000

Internet (0.3%)
Aladdin Knowledge Systems (b)	14,800	372,220

Lasers (3.6%)
Metrologic Instruments, Inc. (b)	135,042	2,518,533
Rofin-Sinar Technologies, Inc. (b)	55,000	1,648,350

		4,166,883

Manufacturing (1.7%)
Raven Industries, Inc.	86,000	1,940,160

Medical Equipment & Supplies (9.7%)
Angiodynamics, Inc. (b)	142,576	1,278,907
Encore Medical Corp. (b)	39,500	202,833
Hologic, Inc. (b)	60,000	1,204,800
I-Flow Corp. (b)	120,000	1,660,800
Lifeline Systems, Inc. (b)	40,000	962,000
Memry Corp. (b)	500,000	1,005,000
Microtek Medical Holdings, Inc. (b)	400,000	1,480,000
Quinton Cardiology Systems, Inc. (b)	142,037	1,384,861
ThermoGenesis Corp. (b)	350,000	1,954,749

		11,133,950

Medical Laboratories (1.5%)
Bio-Reference Laboratories, Inc. (b)	125,000	1,758,750

Medical Products (0.1%)
Vnus Medical Technologies (b)	8,300	124,832

2004 Annual Report 121

Statement of Investments (Continued)
October 31, 2004

Gartmore Micro Cap Equity Fund (Continued)

Concept Series

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Office Automation & Equipment (0.9%)
TRM Corp. (b)	60,000	$1,052,400

Oil & Gas (2.8%)
Lufkin Industries, Inc.	55,800	1,975,878
Mission Resources Corp. (b)	200,000	1,225,000

		3,200,878

Pharmaceuticals (4.4%)
Bone Care International, Inc. (b)	75,000	1,722,375
Geopharma, Inc. (b)	300,000	1,260,000
Mannatech, Inc.	120,000	2,046,000

		5,028,375

Pollution Control (2.1%)
Duratek, Inc. (b)	120,000	2,427,000

Retail (1.8%)
Sportsman’s Guide, Inc. (The) (b)	86,854	2,028,041

Semiconductors (3.9%)
Catalyst Semiconductor, Inc. (b)	194,600	1,165,654
Diodes, Inc. (b)	64,500	1,885,335
FSI International, Inc. (b)	300,000	1,399,500

		4,450,489

Services (2.1%)
Labor Ready, Inc. (b)	75,000	1,076,250
Providence Service Corp. (b)	60,000	1,108,800
Team, Inc. (b)	14,100	222,780

		2,407,830

Technology (2.5%)
Digi International, Inc. (b)	100,000	1,369,000
Excel Technology, Inc. (b)	60,000	1,513,200

		2,882,200

Telecommunications (5.4%)
Comtech Telecommunications Corp. (b)	55,000	1,507,550
EFJ, Inc. (b)	200,000	1,180,000
Micronetics, Inc. (b)	120,000	966,000
Radyne ComStream, Inc. (b)	121,400	892,290
Westell Technologies, Inc., Class A (b)	300,000	1,683,000

		6,228,840

Transportation (4.9%)
Celadon Group, Inc. (b)	100,000	1,945,000
Dynamex, Inc. (b)	110,000	2,277,000
HUB Group, Inc., Class A (b)	35,000	1,407,700

		5,629,700

Veterinary Diagnostics (0.6%)
Neogen Corp. (b)	40,000	747,200

Vitamins & Nutrition Products (1.3%)
Natural Alternatives International, Inc. (b)	150,000	1,470,000

Total Common Stocks		103,866,445

Repurchase Agreements (9.0%)
CS First Boston, 1.75%, dated 10/29/04, due 11/01/04, repurchase price $4,314,935 (Fully collateralized by U.S. Agency Securities and Treasury Notes)	$4,314,306	4,314,306

Nomura Securities, 1.75%, dated 10/29/04, due 11/01/04, repurchase price $6,029,006 (Fully collateralized by U.S. Agency Securities and AA Rated Corporate Bonds)	6,028,127	6,028,127

Total Repurchase Agreements		10,342,433

Short-Term Securities Held as Collateral for Securities Lending (11.4%)
Pool of short-term securities for Gartmore Mutual Funds - footnote 2 (Securities Lending)	13,138,730	13,138,730

Total Short-Term Securities Held as Collateral for Securities Lending		13,138,730

Total Investments (Cost $118,187,734) (a) — 110.4%		127,347,608
Other liabilities in excess of assets — (10.4%)		(12,039,438)

NET ASSETS — 100.0%		$115,308,170

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

See notes to financial statements.

122 Annual Report 2004

Concept Series

Gartmore U.S. Growth Leaders Long-Short Fund
(Formerly Gartmore Long-Short Equity Plus Fund)

For the annual period ended Oct. 31, 2004, the Gartmore U.S. Growth Leaders Long-Short Fund returned 9.03% (Class A at NAV) versus 9.42% for its benchmark, the S&P 500 Index. As of Nov. 1, 2004, the Fund will be compared to its new benchmark, the Citigroup 3-Month T-Bill Index, an unmanaged index that is an average of the last 3-month Treasury bill issues, excluding the current month-end bills. For the annual period ended Oct. 31, 2004, the Citigroup 3-Month T-Bill Index returned 1.09%. For broader comparison, the average return for the Fund’s Lipper peer category of Specialty Diversified Equity Funds was -1.98%.

The Fund’s name, managers and strategy changed as of July 1, 2004. The Fund now seeks to achieve absolute returns, regardless of market conditions, through the purchase and short sale of U.S. securities. This strategy is designed to produce relatively low volatility, more consistently positive returns than the overall market and a low correlation with the S&P 500 Index. The strategy is likely to underperform the S&P 500 Index when the market is rising, but should outperform during weak periods for the market. Because of the Fund’s anticipated low correlation with the overall market, we expect the Fund to appeal to investors who seek an additional tool for portfolio diversification through an asset allocation strategy.

Both long and short Fund positions are selected using bottom-up, fundamental analysis supplemented with quantitative filters. Some factors we look for in long positions include the likelihood of strong and accelerating earnings growth, solid market position, a strong balance sheet, capable management and reasonable valuation. For short Fund positions, the opposites of these qualities are sought: the likelihood of weak and decelerating earnings growth, vulnerable market position, a weak balance sheet, poor management and excessive valuation.

Sometimes Fund positions will be taken in pairs, with the Fund buying a more promising stock in an industry and selling short a weaker one. In such cases, the intent is for the Fund to profit on the “spread” or difference in the movement of the two stocks while minimizing the market and sector impact. At any particular time, the Fund may have a net long or a net short position, depending on market and other conditions. Near the end of the current period, the Fund had a small net long position—that is, slightly more of the Fund’s net assets were invested in long positions than in short ones.

Since July 1, 2004, Fund long positions that contributed to performance included McAfee, Inc. and Universal Health Services, Inc. On the short side, profitable Fund positions included Microstrategy Inc. and Coca-Cola Enterprises. Among the detractors to Fund performance were Checkpoint Technologies and Broadcom Corp., which held back performance on the long side, while short positions salesforce.com, inc. and Corning Inc. disappointed us.

While we are optimistic about the prospects for the U.S. economy and stock market in 2005, the hedged nature of the Fund makes the selection of individual positions more important than how the broader market performs. With that in mind, we will continue to apply our rigorous stock selection process for the Fund as diligently as possible in our effort to uncover the best long and short opportunities.

Portfolio Managers:
Christopher Baggini, CFA and Douglas Burtnick, CFA

Class A: MLSAX
Class B: MLSBX
Class C: MLSCX
Class R: GLSRX
Institutional Class: GGUIX

2004 Annual Report 123

Concept Series

Gartmore U.S. Growth Leaders Long-Short Fund

Fund Performance

Average Annual Total Return

(For periods ended October 31, 2004)

		One	Five
		year	years	Inception[1]

Class A2	without sales charge[3]	9.03%	-1.02%	13.21%
	with sales charge[4]	2.78%	-2.19%	12.23%

Class B2	without sales charge[3]	8.22%	-1.37%	12.92%
	with sales charge[5]	4.27%	-1.54%	12.92%

Class C6	without sales charge[3]	8.20%	-1.83%	11.16%
	with sales charge[7]	7.47%	-1.83%	11.16%

Class R8,10		8.58%	-1.11%	13.14%

Institutional Class[9,10]		9.15%	-1.00%	13.23%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	The Fund’s predecessor Fund, the Montgomery Partners Long-Short Equity Plus Fund, commenced operations for its Class C shares and Class R shares on December 31, 1997, and commenced operations for its Class A shares and Class B shares on October 31, 2001. As of June 23, 2003, the Gartmore Long-Short Equity Plus Fund (which previously had not commenced operations) acquired all the assets, subject to stated liabilities, of the Montgomery Partners Long-Short Equity Plus Fund. At that time the Gartmore Long-Short Equity Plus Fund took on the performance of the Montgomery Partners Long-Short Equity Plus Fund.

[2]	These returns through October 31, 2001 include the performance of the Class R shares of the Fund’s predecessor fund, and, for periods from November 1, 2001 to June 22, 2003, the returns for the Class A and Class B shares include the performance of the Class A and Class B shares, respectively, of the Fund’s predecessor fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A and Class B shares would have produced because all classes of the Fund’s shares invest in the same portfolio of securities and Class A shares had the same expenses after waivers and reimbursements. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to Class B shares; if these fees were reflected, the performance for Class B shares would have been lower.

[3]	These returns do not reflect the effects of sales charges (SC).

[4]	A 5.75% front-end sales charge was deducted.

[5]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[6]	These returns through June 22, 2003 include the performance of the Class C shares of the Fund’s predecessor fund.

[7]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[8]	These returns for the period through October 31, 2001 include the performance of the Class R shares of the Fund’s predecessor fund, for the period from November 1, 2001 through June 22, 2003 include the performance of the Class B shares of the Fund’s predecessor fund and for the period from June 23, 2003 to December 31, 2003 (prior to the creation of the Fund’s Class R shares) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, Class B shares’ average annual total returns are similar to what Class R shares would have produced because the Class R shares will invest in the same portfolio of securities as Class B shares.

[9]	These returns for the period through October 31, 2001 include the performance of the Institutional Class shares of the Fund’s predecessor fund, for the period from November 1, 2001 through June 22, 2003 include the performance of the Class B shares of the Fund’s predecessor fund and for the period from June 23, 2003 to June 29, 2004 (prior to the creation of the Fund’s Institutional Class shares) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, Class B shares’ average annual total returns are similar to what Institutional Class shares would have produced because the Institutional Class shares will invest in the same portfolio of securities as Class B shares.

[10]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore U.S. Growth Leaders Long-Short Fund, the S&P 500 Index (S&P 500)(a), the Citigroup U.S. Domestic 3-Month T Bill Index(b), and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(b)	The Citigroup U.S. Domestic 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(c)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

124 Annual Report 2004

Gartmore U.S. Growth Leaders Long-Short Fund
Shareholder
Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2004, and continued to hold your shares at the end of the reporting period, October 31, 2004. Per SEC requirements, the examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended October 31, 2004.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2004)

			Beginning	Ending
			Account Value	Account Value	Expenses Paid		Annualized
U.S. Growth Leaders Long-Short Fund			5/1/04	10/31/04	During Period*		Expense Ratio

Class A	Actual		$1,000	$1,061	$16.99		3.28%
	Hypothetical	[1]	$1,000	$1,009	$16.70		3.28%

Class B	Actual		$1,000	$1,058	$20.22		3.91%
	Hypothetical	[1]	$1,000	$1,005	$19.90		3.91%

Class C	Actual		$1,000	$1,057	$19.81		3.83%
	Hypothetical	[1]	$1,000	$1,006	$19.50		3.83%

Class R	Actual		$1,000	$1,060	$17.81		3.44%
	Hypothetical	[1]	$1,000	$1,008	$17.51		3.44%

Institutional Class (a)	Actual		$1,000	$1,031	$6.54	(b)	1.90%
	Hypothetical	[1]	$1,000	$1,007	$6.49	(b)	1.90%

(a)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(b)	Expense are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 124/366 (to reflect the period).

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

1    Represents the hypothetical 5% annual return before expenses.

2004 Annual Report 125

Gartmore U.S. Growth Leaders Long-Short Fund

Concept Series

Portfolio Summary

(October 31, 2004)	Long Positions

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a schedule of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	58.8%
Repurchase Agreement	41.6%
Other Liabilities in excess of Assets	-0.4%

100.0%

Top Industries

Technology	13.2%
Media/ Services	9.1%
Consumer Cyclical	8.6%
Health Care	7.5%
Finance	6.4%
Capital Goods/ Defense	3.9%
Consumer Staple	2.8%
Basic Industry/ Gold	2.6%
Transportation	2.5%
Energy	1.2%
Other Industries	42.2%

100.0%

Top Holdings

PepsiCo, Inc.	2.0%
Kohl’s Corp.	1.9%
Capital One Financial Corp.	1.6%
Franklin Resources, Inc.	1.6%
Gillette Co. (The)	1.5%
Lam Research Corp.	1.4%
Apple Computer, Inc.	1.3%
Norfolk Southern Corp.	1.3%
Juniper Networks, Inc.	1.3%
EMC Corp.	1.3%
Other Holdings	84.8%

100.0%

126 Annual Report 2004

Gartmore U.S. Growth Leaders Long-Short Fund
Portfolio Summary

(October 31, 2004)	Short Positions

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a schedule of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	44.3%

Top Industries

Consumer Cyclical	10.2%
Technology	6.3%
Finance	6.2%
Health Care	5.8%
Capital Goods/Defense	3.9%
Media/Services	2.9%
Transportation	2.5%
Energy	2.5%
Consumer Staple	2.3%
Capital Goods	0.9%
Other Industries	56.5%

100.0%

Top Holdings

AmSouth Bancorp	1.6%
Brinker International, Inc.	1.5%
Electronic Arts, Inc.	1.5%
Transocean, Inc.	1.5%
Expeditors International of Washington, Inc.	1.5%
International Paper Co.	1.4%
CarMax, Inc.	1.4%
Coca-Cola Enterprises, Inc.	1.3%
Aon Corp.	1.3%
Medtronic, Inc.	1.2%
Other Holdings	85.8%

100.0%

2004 Annual Report 127

Concept Series

Statement of Investments
October 31, 2004

Gartmore U.S. Growth Leaders Long-Short Fund

Common Stocks — Long Positions (c) (58.8%)

	Shares or
	Principal Amount	Value

Basic Industry/ Gold (2.6%)
Fisher Scientific International, Inc. (b)	2,990	$171,506
Praxair, Inc.	6,450	272,190
United States Steel Corp.	7,550	277,236

		720,932

Capital Goods/ Defense (3.9%)
Danaher Corp.	5,170	285,022
PerkinElmer, Inc.	11,200	230,048
Textron, Inc.	4,100	279,415
Tyco International Ltd.	9,440	294,056

		1,088,541

Consumer Cyclical (8.6%)
Abercrombie & Fitch Co.	7,500	293,850
Best Buy Co.	3,710	219,706
Gillette Co. (The)	10,240	424,755
Kohl’s Corp. (b)	10,410	528,412
Lowe’s Cos., Inc.	6,040	339,931
Pacific Sunwear of California, Inc. (b)	10,300	241,432
Target Corp.	6,980	349,140

		2,397,226

Consumer Staple (2.8%)
PepsiCo, Inc.	11,240	557,279
Ralcorp Holding, Inc.	5,820	213,885

		771,164

Energy (1.2%)
Nabors Industries Ltd. (b)	6,950	341,384

Finance (6.4%)
Allstate Corp.	5,920	284,693
Capital One Financial Corp.	6,230	459,524
Franklin Resources, Inc.	7,330	444,344
Legg Mason, Inc.	2,550	162,461
North Fork Bancorporation, Inc.	5,560	245,196
T. Rowe Price Group, Inc.	3,750	209,138

		1,805,356

Health Care (7.5%)
Eyetech Pharmaceuticals, Inc. (b)	6,850	290,714
Forest Laboratories, Inc., Class A (b)	5,380	239,948
Genzyme Corp. (b)	5,850	306,949
Gilead Sciences, Inc. (b)	6,150	212,975
Guidant Corp.	3,400	226,508
St. Jude Medical, Inc. (b)	3,700	283,309
UnitedHealth Group, Inc.	3,990	288,876
Wyeth	6,150	243,848

		2,093,127

Media/ Services (9.1%)
Carnival Corp.	4,500	227,520
EMC Corp. (b)	27,980	360,103
Juniper Networks, Inc. (b)	13,650	363,226
Marriott International, Inc., Class A	5,130	279,534
Motorola, Inc.	8,900	153,614
Smith International, Inc. (b)	3,550	206,184
Starwood Hotels & Resorts Worldwide, Inc.	7,000	334,110
XM Satellite Radio Holdings, Class A (b)	9,300	300,576
Yahoo, Inc. (b)	9,000	325,710

		2,550,577

Technology (13.2%)
Ameritrade Holdings Corp. (b)	18,400	239,568
Apple Computer, Inc. (b)	7,100	372,962
Business Objectives S.A. ADR - FR (b)	13,530	345,286
Citadel Security Software, Inc. (b)	39,000	129,831
Citrix Systems, Inc. (b)	6,500	156,845
Hyperion Solutions Corp. (b)	3,700	148,481
Lam Research Corp. (b)	15,100	393,052
McAfee, Inc. (b)	12,500	302,500
Micros Systems, Inc. (b)	4,050	239,436
National Semiconductor Corp.	12,930	215,931
QLogic Corp. (b)	9,280	301,600
Quest Software, Inc. (b)	21,450	314,672
Take-Two Interactive Software (b)	8,150	268,624
Texas Instruments, Inc.	12,650	309,293

		3,738,081

Transportation (2.5%)
Forward Air Corp. (b)	8,150	335,536
Norfolk Southern Corp.	10,980	372,771

		708,307

Utility (1.0%)
Questar Corp.	5,800	278,400

Total Common Stocks — Long Positions (c)		16,493,095

128 Annual Report 2004

Repurchase Agreements (41.6%)

	Shares or
	Principal Amount	Value

CS First Boston, 1.75%, dated 10/29/04, due 11/01/04, repurchase price $4,862,466 (Fully collateralized by U.S. Agency Securities & U.S. Treasury Notes)	$4,861,757	$4,861,757
Nomura Securities, 1.75%, dated 10/29/04, due 11/01/04, repurchase price $6,794,038 (Fully collateralized by AA Rated Corporate Bonds & U.S. Agency Securities)	6,793,048	6,793,048

Total Repurchase Agreements		11,654,805

Total Investments (Cost $26,991,662) (a) — 100.4%		28,147,900
Liabilities in excess of other assets — (0.4)%		(110,802)

NET ASSETS — 100.0%		$28,037,098

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

(c)	All long positions held as collateral for securities sold short.

ADR      American Depositary Receipt

FR       France

See notes to financial statements.

2004 Annual Report 129

Concept Series

Statement of Investments
October 31, 2004

Gartmore U.S. Growth Leaders Long-Short Fund

Common Stocks — Short Positions (44.3%)

	Shares	Value

Basic Industry/Gold (0.8%)
Alcoa, Inc.	7,100	$230,750

Capital Goods (0.9%)
Avaya, Inc. (b)	18,000	259,200

Capital Goods/Defense (3.9%)
Cooper Tire & Rubber Co.	13,950	271,746
Rockwell International Corp.	5,950	248,056
SPX Corp.	7,430	284,940
Tellabs, Inc. (b)	35,500	284,000

		1,088,742

Consumer Cyclical (10.2%)
99 Cents Only Stores (b)	19,440	299,570
Apollo Group, Inc. (b)	4,140	273,240
Avery-Dennison Corp.	5,140	312,717
Avon Products, Inc.	6,600	261,030
Bed Bath & Beyond, Inc. (b)	6,850	279,412
Harley-Davidson, Inc.	5,240	301,667
International Paper Co.	10,600	408,205
Saks, Inc.	21,400	261,508
Tiffany & Co.	8,550	250,772
Whole Foods Market, Inc.	3,020	245,919

		2,894,040

Consumer Staple (2.3%)
Campbell Soup Co.	9,970	267,595
Coca-Cola Enterprises, Inc.	18,260	381,816

		649,411

Energy (2.5%)
Marathon Oil Corp.	7,300	278,203
Transocean, Inc. (b)	11,760	414,540

		692,743

Finance (6.2%)
AmSouth Bancorp	16,500	435,435
Janus Capital Group, Inc.	22,030	335,958
M & T Bank Corp.	1,910	196,730
St. Paul Cos., Inc.	7,800	264,888
Willis Group Holdings Ltd.	5,860	210,667
XL Capital Ltd.	3,940	285,650

		1,729,328

Health Care (5.8%)
Aon Corp.	17,490	356,970
Caremark Rx, Inc. (b)	7,850	235,265
Conseco, Inc. (b)	11,400	191,064
HCA, Inc.	7,250	266,293
Medtronic, Inc.	6,650	339,881
Mylan Laboratories, Inc.	13,750	236,775

		1,626,248

Media/Services (2.9%)
Brinker International, Inc. (b)	13,050	421,515
CarMax, Inc. (b)	14,600	384,564

		806,079

Technology (6.3%)
Applied Materials, Inc. (b)	17,110	275,471
Brooks Automation, Inc. (b)	18,510	275,429
Electronic Arts, Inc. (b)	9,250	415,509
Micrel, Inc. (b)	16,250	182,488
Network Appliance, Inc. (b)	13,580	332,303
Solectron Corp. (b)	52,740	275,303

		1,756,503

Transportation (2.5%)
Burlington Northern Santa Fe Corp.	6,890	288,071
Expeditors International of Washington, Inc.	7,160	408,836

		696,907

Total Investments (Proceeds $11,923,722) (a) — 44.3%		$12,429,951

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

See notes to financial statements.

130 Annual Report 2004

Concept Series

Gartmore Convertible Fund

From its inception on Jan. 20, 2004, through Oct. 31, 2004, the Gartmore Convertible Fund returned -1.68% (Class A at NAV), versus 1.49% for its benchmark, the Goldman Sachs Convertible 100 Index. The Fund’s Lipper peer category is yet to be determined.

The Fund’s performance reflected the growing pains of a relatively new fund and the challenge of putting the associated uneven inflows of cash to work in an efficient and timely manner.

The Fund normally invests approximately 80% of its net assets in convertible securities, with roughly 60% of its holdings in investment-grade (BBB-/ Baa3 or better) convertibles. Fund returns come from two sources: interest income and potential appreciation of the underlying securities. In general, we would characterize this Fund as more conservative and somewhat less equity-sensitive than many convertible funds currently available. Throughout complete market cycles, our aim is to capture approximately 80% of the stock market’s movement when share prices advance, while keeping returns relatively flat when stocks are declining. To achieve this goal, we strive to buy securities at or below par value, and we generally do not supplement our convertible holdings with common stock. We believe that our investors value high risk-adjusted returns above all else, which is what we strive to deliver. Put another way, our primary goal is capital preservation, and we look for ways to generate income and capital gains that are consistent with that goal.

The Fund’s largest overweighting was in the energy sector, which aided Fund performance. Energy stocks were helped by rising prices for crude oil, which went beyond the $50-per-barrel threshold in October. Given the substantial free cash flows being generated by exploration and production companies and this business cycle’s still-modest spending on new projects, the Fund’s positions in services and drilling companies contributed to the Fund’s performance. Some of the better performers in this area included Schlumberger Ltd., Cooper Cameron Corp., BJ Services Co., Nabors Industries Ltd. and Grey Wolf, Inc.

Conversely, underweights by the Fund in the information technology and telecommunications sectors were somewhat detrimental to Fund performance. Many convertible securities offered by firms in these sectors, however, do not have sufficiently strong credit quality to meet our investing standards, so we looked elsewhere for suitable opportunities for the Fund. Over the long term, we believe that our high investing standards will benefit the Fund and its investors. In addition, information technology and telecommunications stocks appeared overvalued to us, which was another reason to be extremely selective in those sectors.

We are comfortable with the Fund’s positioning. Even if per-barrel crude oil prices drop back to the $30 to $40 range, energy services and drilling companies still could do extremely well. Moreover, with the economy in recovery, we believe that the broader trend of the stock market should be up, which would be favorable for convertible securities. We plan, however, to remain conservatively positioned and value-oriented, mindful of our primary objective of capital preservation.

Portfolio Managers:
Jeremiah O’Grady and Charles Wright

Class A: GRVAX
Class B: GRVBX
Class C: GRVCX
Institutional Service Class: GRVSX
Institutional Class: GRVIX

2004 Annual Report 131

Concept Series

Gartmore Convertible Fund

Fund Performance

Aggregate Total Return

(For periods ended October 31, 2004)

		Inception[1]

Class A2	without sales charge[3]	-0.80%
	with sales charge[4]	-6.50%

Class B2	without sales charge[3]	-1.58%
	with sales charge[5]	-6.45%

Class C2	without sales charge[3]	-1.53%
	with sales charge[6]	-2.51%

Class R [7,8]		-0.97%

Institutional Service Class[2,8]		-0.68%

Institutional Class[8]		-0.68%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on December 29, 2003.

[2]	These returns until the creation of Class A, B, C and Institutional Service shares (1/20/04) include the performance of the Fund’s Institutional Class shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class A, B, C and Institutional Service shares would have produced because Class A, B, C and Institutional Service shares invest in the same portfolio of securities as Institutional Class shares.

[3]	These returns do not reflect the effects of sales charges (SC).

[4]	A 5.75% front-end sales charge was deducted.

[5]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[6]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (5/14/04) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class R shares would have produced because Class R shares invest in the same portfolio of securities as Class B shares.

[8]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Class shares of the Gartmore Convertible Fund, Goldman Sachs Convertible 100 Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	Goldman Sachs Convertible 100 Index is an unmanaged index with a target of 100 securities, including convertible bonds, preferreds, and mandatory convertible securities.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

132 Annual Report 2004

Gartmore Convertible Fund
Shareholder
Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2004, and continued to hold your shares at the end of the reporting period, October 31, 2004. Per SEC requirements, the examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended October 31, 2004.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2004)

			Beginning	Ending
			Account Value	Account Value	Expenses Paid		Annualized
Convertible Fund			5/1/04	10/31/04	During Period*		Expense Ratio

Class A	Actual		$1,000	$999	$6.03		1.20%
	Hypothetical	[1]	$1,000	$1,019	$6.11		1.20%

Class B	Actual		$1,000	$994	$9.78		1.95%
	Hypothetical	[1]	$1,000	$1,015	$9.93		1.95%

Class C	Actual		$1,000	$996	$9.78		1.95%
	Hypothetical	[1]	$1,000	$1,015	$9.93		1.95%

Class R(a)	Actual		$1,000	$998	$7.33	(b)	1.46%
	Hypothetical	[1]	$1,000	$1,018	$7.43	(b)	1.46%

Institutional Service Class	Actual		$1,000	$1,001	$4.78		0.95%
	Hypothetical	[1]	$1,000	$1,020	$4.84		0.95%

Institutional Class	Actual		$1,000	$1,001	$4.78		0.95%
	Hypothetical	[1]	$1,000	$1,020	$4.84		0.95%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 182/366 (to reflect the one-half year period).

[1]	Represents the hypothetical 5% annual return before expenses.

(a)	For the period from May 14, 2004 (commencement of operations) through October 31, 2004.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 170/366 (to reflect the period).

2004 Annual Report 133

Gartmore Convertible Fund

Concept Series

Portfolio Summary
(October 31, 2004)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a schedule of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Convertible Bonds	64.9%
Convertible Preferred Stock	27.6%
Corporate Bonds	2.3%
Repurchase Agreement	6.6%
Other Liabilities in excess of Assets	-1.4%

100.0%

Top Industries

Oil & Gas	12.3%
Insurance	9.2%
Banks	6.6%
Retail	5.7%
Auto Parts & Equipment	5.5%
Paper & Related Products	4.8%
Pharmaceuticals	4.1%
Manufacturing	3.3%
Aerospace & Defense	2.7%
Hotels & Motels	2.4%
Other Industries	43.4%

100.0%

Top Holdings

Sealed Air Corp.	2.9%
Cooper Cameron Corp.	2.8%
Sovereign Cap Trust IV	2.6%
Schlumberger Ltd.	2.5%
Titan International, Inc.	2.5%
Teva Pharmaceutical	2.5%
Hilton Hotels Corp.	2.4%
Centerpointe Energy, Inc.	2.3%
Simon Property Group LP	2.3%
General Motors Corp.	2.3%
Other Holdings	74.9%

100.0%

134 Annual Report 2004

Gartmore Convertible Fund
Statement of Investments
October 31, 2004

Gartmore Convertible Fund

Convertible Bonds (64.9%)

	Shares or
	Principal Amount	Value

Aerospace/ Defense (1.0%)
Armor Holdings, Inc., 2.00%, 11/01/24	$350,000	$345,188

Apparel Manufacturing (1.8%)
Kellwood Co., 3.50%, 06/15/34 (b)	650,000	623,188

Auto Parts & Equipment (5.5%)
Amer Axle & Manufacturing, Inc., 2.00%, 02/15/24	600,000	529,500
Amer Axle & Manufacturing, Inc., 2.00%, 02/15/24 (b)	300,000	264,750
Titan International, Inc., 5.25%, 07/26/09 (b)	850,000	879,750
Tower Automotive, Inc., 5.75%, 07/26/09 (b)	500,000	241,875

		1,915,875

Banks (2.3%)
Bankunited Capital Trust, 3.13%, 03/01/34 (b)	400,000	408,500
Bankunited Capital Trust, 3.13%, 03/01/34	400,000	408,500

		817,000

Batteries/ Battery Systems (1.8%)
Wilson Greatbatch Tech, 2.25%, 06/15/13	775,000	639,375

Broadcasting (1.9%)
Liberty Media Corp., 3.25%, 03/15/31	710,000	661,188

Computer Services (1.7%)
Electronic Data Systems, 3.88%, 07/15/23	580,000	590,150

Computer Software (1.5%)
Bell Microproducts, Inc., 3.75%, 03/05/24	500,000	520,000

Credit Card Services (1.5%)
American Express Credit Corp., 1.85%, 12/01/33	500,000	531,875

Electronic Components/ Semiconductors (1.5%)
Advanced Micro Devices, 4.75%, 02/01/22	500,000	512,500

Engineering (1.8%)
Fluor Corp., 1.50%, 02/15/24	600,000	627,000

Financial Services (1.1%)
Goldman Sachs Group, Inc., 1.50%, 07/23/09	400,000	394,764

Grocery Stores (0.9%)
Wild Oats Markets, Inc., 3.25%, 05/15/34 (b)	380,000	304,475

Hotels & Motels (2.4%)
Hilton Hotels Corp., 3.38%, 04/15/23	$750,000	843,750

Insurance (2.2%)
Leucadia National Corp., 3.75%, 04/15/14 (b)	700,000	778,750

Machinery (1.9%)
Regal Beloit Corp., 2.75%, 03/15/24 (b)	600,000	663,750

Manufacturing (3.3%)
3M Company, 0.18%, 11/21/32	600,000	532,500
Quanex Corp., 2.50%, 05/15/34 (b)	570,000	632,700

		1,165,200

Multimedia (2.1%)
Walt Disney Co., 2.13%, 04/15/23	700,000	749,000

Oil & Gas (11.0%)
Cooper Cameron Corp., 1.50%, 05/15/24	980,000	998,374
Grey Wolf, Inc., 3.75%, 05/07/23	300,000	306,000
Nabors Industries, Inc., 1.03%, 06/15/23	700,000	674,625
Pride International, Inc., 3.25%, 05/01/33 (b)	450,000	475,875
Pride International, Inc., 3.25%, 05/01/33	500,000	528,750
Schlumberger Ltd., 2.13%, 06/01/23	840,000	889,350

		3,872,974

Paper & Related Products (2.9%)
Sealed Air Corp., 3.00%, 06/30/33 (b)	1,000,000	1,017,500

Pharmaceuticals (4.1%)
Teva Pharmaceutical, 0.94%, 02/01/24	900,000	868,500
Watson Pharmaceuticals, 1.75%, 03/15/23	600,000	583,500

		1,452,000

Retail (5.7%)
Mens Wearhouse, 3.13%, 10/15/23	700,000	709,624
Reebok International Ltd., 2.00%, 05/01/24 (b)	600,000	611,250
Saks, Inc., 2.00%, 03/15/24	760,000	668,800

		1,989,674

Telecommunication Equipment (2.4%)
ADC Telecommunications, 2.24%, 06/15/13 (c)	465,000	441,169
Primus Telecom Group, 5.75%, 02/15/07	535,000	414,625

		855,794

Transportation Leasing & Trucking (1.6%)
United Rentals NA, Inc., 1.88%, 10/15/23	600,000	545,250

2004 Annual Report 135

Statement of Investments (Continued)
October 31, 2004

Gartmore Convertible Fund (Continued)

Concept Series

Convertible Bonds (continued)

	Shares or
	Principal Amount	Value

Wireless Equipment (1.0%)
American Tower Corp., 3.00%, 08/15/12 (b)	$330,000	$351,038

Total Convertible Bonds		22,767,258

Corporate Bonds (2.3%)
Auto Manufacturing (2.3%)
General Motors Corp., 6.25%, 07/15/33	30,000	806,400

Total Corporate Bonds		806,400

Convertible Preferred Stocks (27.6%)
Aerospace & Defense (2.7%)
Northrop Grumman Corp, 7.00%	3,300	426,113
Northrop Grumman Corp, 7.25%	5,000	510,625

		936,738

Banks (4.3%)
Sovereign Cap Trust IV, 4.38%	18,900	895,388
Washington Mutual, Inc, 5.38%	11,000	588,500

		1,483,888

Energy (2.3%)
Centerpointe Energy, Inc, 2.00%	24,400	822,182

Healthcare Services (2.0%)
McKesson Financing Trust, 5.00%	14,500	714,125

Insurance (7.0%)
Genworth Financial, Inc, 6.00%	11,000	322,080
Platinum Underwriters, 7.00%	25,000	724,999
PMI Group, Inc., 5.88%	28,400	710,000
Reinsurance Group of America, Inc., 5.75%	11,700	677,138

		2,434,217

Metals (1.3%)
Freeport Corp., 5.50% (b)	480	453,600

Oil & Gas (1.3%)
Chesapeake Energy Corp., 5.00%	4,000	466,000

Paper Products (1.9%)
International Paper Co., 5.25%	$13,000	654,875

Real Estate Investment Trusts (2.3%)
Simon Property Group LP, 6.00%	15,000	815,550

Rental Auto/ Equipment (1.2%)
United Rentals Trust I, 6.50%	10,900	419,650

Telecommunications (1.3%)
Centurytel, Inc, 6.88%	18,600	467,790

Total Convertible Preferred Stocks		9,668,615

Repurchase Agreements (6.6%)
CS First Boston, 1.75%, dated 10/29/04, due 11/1/04, repurchase price $967,565 (Fully collateralized by AA Rated Treasury Notes and U.S. Agency Securities)	967,515	967,515
Nomura Securities, 1.75%, dated 10/29/04, due 11/1/04, repurchase price $1,351,926 (Fully collateralized by U.S. Agency Securities and AA Rated Corporate Bonds)	1,351,853	1,351,853

Total Repurchase Agreements		2,319,368

Total Investments (Cost $35,737,875) (a) — 101.4%		35,561,641
Liabilities in excess of other assets — (1.4)%		(498,893)

NET ASSETS — 100.0%		$35,062,748

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Rule 144A, Section 4(2), or other security, which is restricted as to resale to institutional investors. The security has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(c)	Variable rate security. The rate reflected in the Statement of Investments is the rate reflected in effect on October 31, 2004.

See notes to financial statements.

136 Annual Report 2004

Concept Series

Gartmore Small Cap Growth Fund

From its inception on March 30, 2004, through Oct. 31, 2004, the Gartmore Small Cap Growth Fund returned –8.30% (Class A at NAV), versus –3.39% for the Fund’s benchmark, the Russell 2000® Growth Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Growth Funds was 0.21%.

During the reporting period, we were able to add value in the health-care and energy sectors. One of the Fund’s positive performing stocks was in health care sector- a biotechnology holding Pharmion Corp., whose stock surged higher on the news that the company’s drug for bone marrow disorders, Vidaza, was approved by the Food and Drug Administration. Cooper Companies, Inc. also aided performance, reporting strong earnings for its fiscal third quarter ended July 31, 2004; the company cited robust sales in its contact lens division as a driving force. An overweighting by the Fund in energy helped Fund performance, as rising crude oil and natural gas prices enabled many energy companies to generate healthy cash flows. Among the Fund’s contributors was Chesapeake Energy Corp., an oil and gas exploration and production company with major properties located primarily in the southern and midcontinental United States. Also boosting Fund performance was Tesoro Petroleum Corp., which benefited from favorable refining margins, as well as OMI Corp. and Teekay Shipping Corp. are two crude oil shipping companies that also performed well during the period.

Stock selection in the information technology sector was the main detractor from performance. With the economy in recovery mode and employment finally beginning to see meaningful growth in the spring, we believed that capital spending for semiconductors and software would soon accelerate. Capital spending, however, for both groups remained muted, allowing semiconductor inventories to build and driving chip prices lower. Amkor Technology, Inc., a maker of semiconductor capital equipment, was one stock in the group that hurt Fund performance. Another Fund holding, Maxtor Corp., a manufacturer of data storage equipment, encountered similar turbulence due to weak pricing and slack demand. Citadel Security Software, Inc., which markets software to the U.S. government’s Department of Defense, fell due to lower-than-expected orders for its products. Also, detracting from the Fund’s performance was stock selection in the financial sector; specifically Commercial Capital Bancorp, Inc. and Freemont General Corp.

Looking ahead, we think that the U.S. economy could grow at a modest but still healthy rate in 2005, which should benefit the market overall and technology in particular. Accordingly, in October we increased the Fund’s technology exposure to an overweighted position from a significant underweighting. Also contributing to our optimism—at least for the short term—is the fact that we are entering a seasonally favorable time of year for stocks overall and for small caps in particular. Conversely, we have trimmed the Fund’s energy exposure, because we think that many stocks in the sector have become richly valued, and crude oil prices could have some further downside risk. Finally, we have moderated the Fund’s underweighting in the consumer discretionary sector, adding a few names that we think could benefit from the holiday shopping season, such as Circuit City Stores, Inc.; Claire’s Stores, Inc.; and Pacific Sunwear of California, Inc.

Portfolio Manager: Gil Knight

Class A: GTGAX
Class B: GTGBX
Class C: GTGCX
Class R: GTGRX
Institutional Service Class: GSSVX
Institutional Class: GTGIX

2004 Annual Report 137

Concept Series

Gartmore Small Cap Growth Fund

Fund Performance

Aggregate Total Return

(For periods ended October 31, 2004)

		Inception[1]

Class A	without sales charge[2]	-8.30%
	with sales charge[3]	-13.57%

Class B	without sales charge[2]	-8.60%
	with sales charge[4]	-13.17%

Class C	without sales charge[2]	-8.60%
	with sales charge[5]	-9.51%

Class R6		-8.40%

Institutional Service Class[6]		-8.10%

Institutional Class[6]		-8.10%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on March 30, 2004.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Small Cap Growth Fund, Russell 2000 Growth Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 Growth Index is an unmanaged index of securities of small capitalization companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

138 Annual Report 2004

Gartmore Small Cap Growth Fund
Shareholder
Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2004, and continued to hold your shares at the end of the reporting period, October 31, 2004. Per SEC requirements, the examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended October 31, 2004.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2004)

			Beginning	Ending
			Account Value	Account Value	Expenses Paid	Annualized
Small Cap Growth Fund			5/1/04	10/31/04	During Period*	Expense Ratio

Class A	Actual		$1,000	$997	$8.48	1.69%
	Hypothetical	[1]	$1,000	$1,017	$8.60	1.69%

Class B	Actual		$1,000	$995	$11.83	2.36%
	Hypothetical	[1]	$1,000	$1,013	$12.01	2.36%

Class C	Actual		$1,000	$995	$11.73	2.34%
	Hypothetical	[1]	$1,000	$1,013	$11.91	2.34%

Class R	Actual		$1,000	$996	$8.88	1.77%
	Hypothetical	[1]	$1,000	$1,016	$9.01	1.77%

Institutional Service Class	Actual		$1,000	$999	$6.28	1.25%
	Hypothetical	[1]	$1,000	$1,019	$6.36	1.25%

Institutional Class	Actual		$1,000	$999	$6.88	1.37%
	Hypothetical	[1]	$1,000	$1,018	$6.97	1.37%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 182/366 (to reflect the one-half year period).

1 Represents the hypothetical 5% annual return before expenses.

2004 Annual Report 139

Gartmore Small Cap Growth Fund

Concept Series

Portfolio Summary
(October 31, 2004)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a schedule of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	81.1%
Repurchase Agreement	17.5%
Other Assets in excess of Liabilities	1.4%

100.0%

Top Industries

Semiconductors	11.6%
Business Software & Services	7.1%
Wireless Equipment	5.4%
Pharmaceuticals	5.2%
Internet Services	4.8%
Medical Equipment & Supplies	4.1%
Retail	4.0%
Veterinary Diagnostics	3.1%
Manufacturing	2.9%
Transportation	2.9%
Other Industries	48.9%

100.0%

Top Holdings

Genitope Corp.	2.6%
Charles River Associates, Inc.	2.4%
VCA Antech, Inc.	1.9%
Joy Global, Inc.	1.8%
Nobility Homes Inc.	1.7%
Gen-Probe, Inc.	1.7%
Lions Gate Entertainment Corp.	1.7%
Syneron Medical Ltd.	1.7%
Circuit City Stores, Inc.	1.7%
First Horizon Pharmaceutical Corp.	1.7%
Other Holdings	81.1%

100.0%

140 Annual Report 2004

Statement of Investments
October 31, 2004

Gartmore Small Cap Growth Fund

Common Stocks (81.1%)

	Shares or
	Principal Amount	Value

Aerospace/ Defense (0.8%)
Curtiss-Wright Corp.	400	$22,324

Banking (1.4%)
Colonial BancGroup, Inc.	1,800	38,970

Biological Products (2.6%)
Genitope Corp. (b)	6,100	72,346

Building Products (1.5%)
Florida Rock Industries, Inc.	800	41,320

Business Software & Services (7.1%)
Business Objectives SA-ADR - FR (b)	1,400	35,728
Extreme Networks, Inc. (b)	6,200	36,270
Marlin Business Services, Inc. (b)	1,500	26,438
Satyam Computer Services Ltd.-ADR - IN	1,400	36,778
Transaction Systems Architects, Inc., Class A (b)	2,400	39,347
Ultimate Software Group, Inc. (b)	2,100	27,017

		201,578

Commercial Services (1.5%)
Jackson Hewitt Tax Service, Inc.	2,000	42,000

Computer Software & Services (2.8%)
Compuware Corp. (b)	6,700	38,793
Novell, Inc. (b)	5,600	40,264

		79,057

Electronics (1.5%)
Integrated Silicon Solution, Inc. (b)	5,600	42,056

Entertainment (1.7%)
Lions Gate Entertainment Corp. (b)	5,000	49,050

Identification Systems/ Devices (1.5%)
Cogent, Inc. (b)	2,200	42,095

Industrial Supplies (1.3%)
MSC Industrial Direct Co., Class A	1,100	37,554

Internet Services (4.8%)
Covansys Corp. (b)	3,400	39,168
FindWhat.com (b)	1,600	32,080
Jupiter Media Corp. (b)	1,700	33,720
Shanda Interactive Entertainment Ltd.-ADR - KY (b)	1,000	30,389

		135,357

Management Services (2.4%)
Charles River Associates, Inc. (b)	1,700	68,306

Manufactured Homes (1.7%)
Nobility Homes, Inc.	2,500	49,300

Manufacturing (2.9%)
Engineered Support Systems, Inc.	700	33,628
Gen-Probe, Inc. (b)	1,400	49,056

		82,684

Medical Equipment & Supplies (4.1%)
Intralase Corp. (b)	1,400	26,922
Intuitive Surgical, Inc. (b)	1,400	40,852
Syneron Medical Ltd. (b)	2,500	48,125

		115,899

Mining Equipment (1.8%)
Joy Global, Inc.	1,500	50,685

Oil & Gas (2.3%)
National-Oilwell, Inc. (b)	1,200	40,452
Ultra Petroleum Corp. (b)	500	24,300

		64,752

Pharmaceuticals (5.2%)
First Horizon Pharmaceutical Corp. (b)	1,900	46,702
Medarex, Inc. (b)	4,400	33,484
Myogen, Inc. (b)	3,500	30,345
QLT, Inc. (b)	2,200	36,630

		147,161

Physical Therapy & Rehabilitation Centers (1.0%)
U.S. Physical Therapy, Inc. (b)	1,800	27,180

Real Estate Investment Trusts (0.9%)
Host Marriott Corp. (b)	1,800	26,190

Retail (4.0%)
Circuit City Stores, Inc.	2,900	47,125
Hot Topic, Inc. (b)	1,200	24,672
Pacific Sunwear of California, Inc. (b)	1,700	39,848

		111,645

Semiconductors (11.6%)
Axcelis Technologies, Inc. (b)	2,900	24,940
Broadcom Corp., Class A (b)	1,300	35,165
Fairchild Semiconductor International, Inc. (b)	2,800	40,235
Integrated Circuit Systems, Inc. (b)	1,600	36,080
Intersil Corp., Class A	2,200	35,904
Marvel Technology Group Ltd. (b)	1,400	39,998
Mykrolis Corp. (b)	3,400	35,734
Silicon Image, Inc. (b)	2,700	36,990
Stmicroelectronics NV-ADR - NL	2,100	38,871

		323,917

2004 Annual Report 141

Statement of Investments (Continued)
October 31, 2004

Gartmore Small Cap Growth Fund (Continued)

Concept Series

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Steel (1.3%)
Steel Dynamics, Inc.	1,100	$36,520

Technology (0.8%)
Plexus Corp. (b)	1,900	23,541

Transportation (2.9%)
Overnite Corp.	1,100	35,596
Top Tankers, Inc (b)	2,700	46,170

		81,766

Utilities (1.2%)
Sierra Pacific Resources (b)	3,500	33,600

Veterinary Diagnostics (3.1%)
IDEXX Laboratories, Inc. (b)	700	34,888
VCA Antech, Inc. (b)	2,400	53,808

		88,696

Wireless Equipment (5.4%)
Alvarion Ltd. (b)	2,600	34,840
American Tower Corp., Class A (b)	2,100	36,099
RF Micro Devices, Inc. (b)	5,900	38,409
Tessco Technologies, Inc. (b)	3,400	43,690

		153,038

Total Common Stocks		2,288,587

Repurchase Agreements (17.5%)

Repurchase Agreements (17.5%)

	Shares or
	Principal Amount	Value

CS First Boston, 1.75%, dated 10/29/04, due 11/1/04, repurchase price $205,493 (Fully collateralized by Treasury Notes and U.S. Agency Securities)	$205,482	$205,482
Nomura Securities, 1.75%, dated 10/29/04, due 11/1/04, repurchase price $287,123 (Fully collateralized by U.S. Agency Securities and AA Rated Corporate Bonds)	287,108	287,108

Total Repurchase Agreements		492,590

Total Investments (Cost $2,724,467) (a) — 98.6%		2,781,177
Other assets in excess of liabilities — 1.4%		39,697

NET ASSETS — 100.0%		$2,820,874

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Non-income producing securities.

ADR      American Depositary Receipt

FR       France

KY       Cayman Islands

IN       India

NL       Netherlands

See notes to financial statements.

142 Annual Report 2004

Statements of Assets and Liabilities
October 31, 2004

	Gartmore High	Gartmore Value	Gartmore Micro
	Yield Bond Fund	Opportunities Fund	Cap Equity Fund

Assets:
Investments, at value (cost $21,044,859; $34,339,376 and $107,845,301; respectively)	$22,224,234	$37,287,198	$117,005,175
Repurchase agreements, at cost	2,265,624	202,657	10,342,433

Total Investments	24,489,858	37,489,855	127,347,608

Cash	—	175,018	33,584
Interest and dividends receivable	514,488	14,746	32,242
Receivable for capital shares issued	—	—	590,801
Receivable for investments sold	189,913	771,158	3,466,885
Receivable from adviser	8,513	8,649	14,021
Prepaid expenses and other assets	8,719	13,261	18,022

Total Assets	25,211,491	38,472,687	131,503,163

Liabilities:
Distributions payable	141,942	—	—
Payable for investments purchased	596,937	504,320	2,858,061
Payable for capital shares redeemed	—	—	9,112
Payable for return of collateral received for securities on loan	—	5,895,220	13,138,730
Accrued expenses and other payables
Investment advisory fees	11,137	19,240	115,702
Fund administration and transfer agent fees	7,908	5,721	21,484
Distribution fees	3,091	5,423	44,704
Administrative servicing fees	452	8,719	2
Other	12,034	7,523	7,198

Total Liabilities	773,501	6,446,166	16,194,993

Net Assets	$24,437,990	$32,026,521	$115,308,170

Represented by:
Capital	$55,534,533	$23,932,801	$103,247,497
Accumulated net investment income (loss)	1	—	—
Accumulated net realized gains (losses) from investment, futures, and short sales	(32,275,919)	5,145,898	2,900,798
Net unrealized appreciation (depreciation) on investments and futures	1,179,375	2,947,822	9,159,875

Net Assets	$24,437,990	$32,026,521	$115,308,170

Net Assets:
Class A Shares	$4,027,232	$12,243,936	$74,982,778
Class B Shares	734,074	2,630,919	6,403,117
Class C Shares	1,836,030	652,284	30,377,105
Class R Shares	1,051	1,025	1,109
Institutional Service Class Shares	17,838,548	16,497,359	50,727
Institutional Class Shares	1,055	998	3,493,334

Total	$24,437,990	$32,026,521	$115,308,170

Shares outstanding (unlimited number of shares authorized)
Class A Shares	568,552	764,941	3,832,869
Class B Shares	103,776	166,721	333,219
Class C Shares	259,398	41,424	1,579,210
Class R Shares	149	65	58
Institutional Service Class Shares	2,497,649	1,022,550	2,579
Institutional Class Shares	148	62	177,608

Total	3,429,672	1,995,763	5,925,543

Net asset value:
Class A Shares	$7.08	$16.01	$19.56
Class B Shares (a)	$7.07	$15.78	$19.22
Class C Shares (b)	$7.08	$15.75	$19.24
Class R Shares	$7.07	$15.83	$19.27
Institutional Service Class Shares	$7.14	$16.13	$19.67
Institutional Class Shares	$7.14	$16.14	$19.67
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent
Class A Shares	$7.43	$16.99	$20.75

Maximum Sales Charge — Class A Shares	4.75%	5.75%	5.75%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See notes to financial statements.

2004 Annual Report 143

Concept Series

Statements of Assets and Liabilities
October 31, 2004

	Gartmore U.S.	Gartmore	Gartmore
	Growth Leaders	Convertible	Small Cap
	Long-Short Fund	Fund	Growth Fund

Assets:
Investments, at value (cost $15,336,857; $33,418,507 and $2,231,877; respectively)	$16,493,095	$33,242,273	$2,288,587
Repurchase agreements, at cost	11,654,805	2,319,368	492,590

Total Investments	28,147,900	35,561,641	2,781,177

Cash	11,050,601	—	1,500
Interest and dividends receivable	31,765	192,277	680
Receivable for capital shares issued	368,575	6,995	—
Receivable for investments sold	5,242,598	116,054	450,540
Receivable from adviser	9,796	3,652	7,264
Prepaid expenses and other assets	13,226	6,219	6,851

Total Assets	44,864,461	35,886,838	3,248,012

Liabilities:
Securities sold short, at value (proceeds $11,923,722; $0 and $0; respectively)	12,429,951	—	—
Payable to custodian	—	380,767	—
Payable for investments purchased	4,336,613	409,653	422,206
Payable for capital shares redeemed	1,505	3,911	—
Accrued expenses and other payables Investment advisory fees	34,456	18,864	2,255
Fund administration and transfer agent fees	9,079	4,311	1,759
Distribution fees	7,538	3,515	41
Administrative servicing fees	2,545	1	1
Other	5,676	3,068	876

Total Liabilities	16,827,363	824,090	427,138

Net Assets	$28,037,098	$35,062,748	$2,820,874

Represented by:
Capital	$47,861,474	$35,569,201	$3,052,304
Accumulated net investment income (loss)	914,137	79,417	—
Accumulated net realized gains (losses) from investment, futures, short sales and swaps	(21,366,849)	(409,636)	(288,140)
Net unrealized appreciation (depreciation) on investments, futures and short sales	628,336	(176,234)	56,710

Net Assets	$28,037,098	$35,062,748	$2,820,874

Net Assets:
Class A Shares	$24,411,098	$2,987,674	$14,055
Class B Shares	653,363	210,233	12,648
Class C Shares	2,640,764	3,253,444	40,104
Class R Shares	1,022	1,017	916
Institutional Service Class Shares	—	311,455	919
Institutional Class Shares	330,851	28,298,925	2,752,232

Total	$28,037,098	$35,062,748	$2,820,874

Shares outstanding (unlimited number of shares authorized)
Class A Shares	2,553,958	305,413	1,532
Class B Shares	69,660	21,597	1,384
Class C Shares	366,269	334,047	4,391
Class R Shares	109	105	100
Institutional Service Class Shares	—	31,856	100
Institutional Class Shares	34,581	2,894,552	299,500

Total	3,024,577	3,587,570	307,007

Net asset value:
Class A Shares	$9.56	$9.78	$9.17
Class B Shares (a)	$9.38	$9.73	$9.14
Class C Shares (b)	$7.21	$9.74	$9.13
Class R Shares	$9.41	$9.74	$9.16
Institutional Service Class Shares	$—	$9.78	$9.19
Institutional Class Shares	$9.57	$9.78	$9.19
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent
Class A Shares	$10.14	$10.38	$9.73

Maximum Sales Charge — Class A Shares	5.75%	5.75%	5.75%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See notes to financial statements.

144 Annual Report 2004

Statements of Operations
For the Year Ended October 31, 2004

	Gartmore High	Gartmore Value	Gartmore Micro Cap
	Yield Bond Fund	Opportunities Fund	Equity Fund

INVESTMENT INCOME:
Interest income	$6,828,377	$18,763	$67,555
Dividend income	25,649	507,756	236,532
Income from securities lending	25,219	20,231	39,417

Total Income	6,879,245	546,750	343,504

Expenses:
Investment advisory fees	455,436	281,272	958,951
Fund administration and transfer agent fees	119,579	61,708	141,792
Distribution fees Class A	10,866	33,808	130,255
Distribution fees Class B	7,331	27,188	40,944
Distribution fees Class C	27,687	5,279	178,786
Distribution fees Class R	2	3	3
Administrative servicing fees Class A	3,155	13,743	4,582
Administrative servicing fees Class R	2	2	2
Administrative servicing fees Institutional Service Class	5,378	44,192	—
Registration and filing fees	40,999	47,930	62,248
Other	27,077	24,785	39,010

Total expenses before reimbursed expenses	697,512	539,910	1,556,573
Expenses reimbursed	(63,445)	(11,918)	(14,021)

Total Expenses	634,067	527,992	1,542,552

Net Investment Income (Loss)	6,245,178	18,758	(1,199,048)

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	5,076,078	5,404,162	4,115,524

Net realized gains (losses) on investment transactions	5,076,078	5,404,162	4,115,524
Net change in unrealized appreciation/depreciation on investments	(5,990,113)	(1,765,389)	5,816,745

Net realized/unrealized gains (losses) on investments	(914,035)	3,638,773	9,932,269

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$5,331,143	$3,657,531	$8,733,221

See notes to financial statements.

2004 Annual Report 145

Concept Series

Statements of Operations
For the Year Ended October 31, 2004

	Gartmore U.S.	Gartmore	Gartmore
	Growth Leaders	Convertible	Small Cap
	Long-Short Fund	Fund (a)	Growth Fund (b)

INVESTMENT INCOME:
Interest income	$214,020	$321,730	$1,731
Dividend income (net of foreign withholding tax of $509; $0 and $0; respectively)	223,279	315,782	8,311

Total Income	437,299	637,512	10,042

Expenses:
Investment advisory fees	404,155	119,087	15,425
Fund administration and transfer agent fees	67,760	25,132	4,162
Distribution fees Class A	62,350	3,657	7
Distribution fees Class B	5,145	581	20
Distribution fees Class C	13,786	10,816	42
Distribution fees Class R	2	2	2
Administrative servicing fees Class A	6,516	—	—
Administrative servicing fees Class R	2	1	1
Dividend expense for securities sold short	286,797	—	—
Registration and filing fees	30,009	44,676	52,129
Other	30,361	15,484	4,394

Total expenses before reimbursed expenses	906,883	219,436	76,182
Expenses reimbursed	(14,723)	(30,330)	(53,910)

Total Expenses	892,160	189,106	22,272

Net Investment Income (Loss)	(454,861)	448,406	(12,230)

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	4,916,186	(409,636)	(288,140)
Net realized gains (losses) on short sale transactions	(5,200,917)	—	—
Net realized gains (losses) on swap transactions	3,021,327	—	—

Net realized gains (losses) on investment, short sale and swap transactions	2,736,596	(409,636)	(288,140)
Net change in unrealized appreciation/depreciation on investments, short sales, and swaps	154,329	(176,234)	56,710

Net realized/unrealized gains (losses) on investments, short sales, and swaps	2,890,925	(585,870)	(231,430)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,436,064	$(137,464)	$(243,660)

(a)	For the period from December 29, 2003 (commencement of operations) through October 31, 2004.
(b)	For the period from March 30, 2004 (commencement of operations) through October 31, 2004.

See notes to financial statements.

146 Annual Report 2004

Statements of Changes in Net Assets

	Gartmore High Yield			Gartmore Value
	Bond Fund			Opportunities Fund
	Year Ended		Year Ended	Year Ended	Year Ended
	October 31, 2004		October 31, 2003	October 31, 2004	October 31, 2003

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$6,245,178		$9,009,509	$18,758	$46,607
Net realized gains (losses) on investment, future, foreign currency, short sale and swap transactions	5,076,078		2,372,104	5,404,162	903,791
Net change in unrealized appreciation/depreciation on investments, futures, translation of assets and liabilities denominated in foreign currencies, short sales and swaps	(5,990,113)		11,298,725	(1,765,389)	6,892,594

Change in net assets resulting from operations	5,331,143		22,680,338	3,657,531	7,842,992

Distributions to Class A Shareholders from:
Net investment income	(318,947)		(321,724)	(9,434)	(28,121)
Net realized gains on investments	—		—	—	—
Distributions to Class B Shareholders from:
Net investment income	(48,620)		(45,800)	—	(469)
Net realized gains on investments	—		—	—	—
Distributions to Class C Shareholders from:
Net investment income	(184,379)		(95,475)	—	(19)
Net realized gains on investments	—		—	—	—
Distributions to Class R Shareholders from:
Net investment income	(46	) (a)	—	—	—
Net realized gains on investments	—		—	—	—
Distributions to Institutional Service Class Shareholders from:
Net investment income	(5,693,160)		(8,546,510)	(24,707)	(43,596)
Net realized gains on investments	—		—	—	—
Distributions to Institutional Class Shareholders from:
Net investment income	(26	) (b)	—	—	—
Net realized gains on investments	—		—	—	—

Change in net assets from shareholder distributions	(6,245,178)		(9,009,509)	(34,141)	(72,205)

Change in net assets from capital transactions	(88,703,708)		15,007,980	(8,405,689)	5,755,345

Change in net assets	(89,617,743)		28,678,809	(4,782,299)	13,526,132
Net Assets:
Beginning of period	114,055,733		85,376,924	36,808,820	23,282,688

End of period	$24,437,990		$114,055,733	$32,026,521	$36,808,820

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Gartmore Micro Cap
	Equity Fund

	Year Ended		Year Ended
	October 31, 2004		October 31, 2003

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(1,199,048)		$(71,523)
Net realized gains (losses) on investment, future, foreign currency, short sale and swap transactions	4,115,524		302,641
Net change in unrealized appreciation/depreciation on investments, futures, translation of assets and liabilities denominated in foreign currencies, short sales and swaps	5,816,745		3,360,291

Change in net assets resulting from operations	8,733,221		3,591,409

Distributions to Class A Shareholders from:
Net investment income	—		—
Net realized gains on investments	(8,895)		—
Distributions to Class B Shareholders from:
Net investment income	—		—
Net realized gains on investments	(889)		—
Distributions to Class C Shareholders from:
Net investment income	—		—
Net realized gains on investments	(3,920)		—
Distributions to Class R Shareholders from:
Net investment income	—		—
Net realized gains on investments	—	(a)(c)	—
Distributions to Institutional Service Class Shareholders from:
Net investment income	—		—
Net realized gains on investments	(7)		—
Distributions to Institutional Class Shareholders from:
Net investment income	—		—
Net realized gains on investments	(506	) (b)	—

Change in net assets from shareholder distributions	(14,217)		—

Change in net assets from capital transactions	79,393,895		21,609,219

Change in net assets	88,112,899		25,200,628
Net Assets:
Beginning of period	27,195,271		1,994,643

End of period	$115,308,170		$27,195,271

(a)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(b)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(c)	Amount is less than a $1.

See notes to financial statements.

2004 Annual Report 147

Concept Series

Statements of Changes in Net Assets

	Gartmore U.S. Growth Leaders Long-Short Fund
	Year Ended	Period Ended	Year Ended
	October 31, 2004	October 31, 2003 (a)	June 30, 2003

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(454,861)	$(191,261)	$(493,644)
Net realized gains (losses) on investment, future, foreign currency, short sale and swap transactions	2,736,596	6,947,583	(8,027,305)
Net change in unrealized appreciation/depreciation on investments, futures, translation of assets and liabilities denominated in foreign currencies, short sales and swaps	154,329	(3,892,480)	7,620,932

Change in net assets resulting from operations	(2,764,853)	2,863,842	(900,017)

Distributions to Class A Shareholders from:
Net investment income	(7,546,048)	—	—
Net realized gains on investments	—	—	—
Distributions to Class B Shareholders from:
Net investment income	(119,661)	—	—
Net realized gains on investments	—	—	—
Distributions to Class C Shareholders from:
Net investment income	(513,025)	—	—
Net realized gains on investments	—	—	—
Distributions to Class R Shareholders from:
Net investment income	—	—	—
From net realized gain on investment	—	—	—
Distributions to Institutional Service Class Shareholders from:
Net investment income	—	—	—
Net realized gains on investments	—	—	—
Distributions to Institutional Class Shareholders from:
Net investment income	—	—	—
Net realized gains on investments	—	—	—

Change in net assets from shareholder distributions	(8,178,734)	—	—

Change in net assets from capital transactions	2,411,514	(2,520,766)	(14,651,576)

Change in net assets	(8,532,073)	343,076	(15,551,593)
Net Assets:
Beginning of period	31,368,254	31,025,178	46,576,771

End of period	$22,836,181	$31,368,254	$31,025,178

[Additional columns below]

[Continued from above table, first column(s) repeated]

			Gartmore Small Cap
	Gartmore Convertible		Growth Fund
	Fund
	Period Ended		Period Ended
	October 31, 2004 (b)		October 31, 2004 (c)

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$448,406		$(12,230)
Net realized gains (losses) on investment, future, foreign currency, short sale and swap transactions	(409,636)		(288,140)
Net change in unrealized appreciation/depreciation on investments, futures, translation of assets and liabilities denominated in foreign currencies, short sales and swaps	(176,234)		56,710

Change in net assets resulting from operations	(137,464)		(243,660)

Distributions to Class A Shareholders from:
Net investment income	(31,238	) (d)	—
Net realized gains on investments	—		—
Distributions to Class B Shareholders from:
Net investment income	(1,215	) (d)	—
Net realized gains on investments	—		—
Distributions to Class C Shareholders from:
Net investment income	(20,050	) (d)	—
Net realized gains on investments	—		—
Distributions to Class R Shareholders from:
Net investment income	(9	) (e)	—
From net realized gain on investment	—		—
Distributions to Institutional Service Class Shareholders from:
Net investment income	(2,589	) (d)	—
Net realized gains on investments	—		—
Distributions to Institutional Class Shareholders from:
Net investment income	(323,490)		—
Net realized gains on investments	—		—

Change in net assets from shareholder distributions	(378,591)		—

Change in net assets from capital transactions	35,578,803		3,064,534

Change in net assets	35,062,748		2,820,874
Net Assets:
Beginning of period	—		—

End of period	$35,062,748		$2,820,874

(a)	For the period from July 1, 2003 through October 31, 2003. The fund changed its fiscal year end from June 30 to October 31.
(b)	For the period from December 29, 2003 (commencement of operations) through October 31, 2004.
(c)	For the period from March 30, 2004 (commencement of operations) through October 31, 2004.
(d)	For the period from January 20, 2004 (commencement of operations) through October 31, 2004.
(e)	For the period from May 14, 2004 (commencement of operations) through October 31, 2004.

See notes to financial statements.

148 Annual Report 2004

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Gartmore High Yield Bond Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Period Ended October 31, 2000 (d)	$10.00	0.86	(2.04)	(1.18)
Year Ended October 31, 2001	$7.96	0.84	(1.10)	(0.26)
Year Ended October 31, 2002	$6.86	0.61	(0.87)	(0.26)
Year Ended October 31, 2003	$5.99	0.56	0.89	1.45
Year Ended October 31, 2004	$6.88	0.51	0.20	0.71
Class B Shares
Period Ended October 31, 2000 (d)	$10.00	0.80	(2.04)	(1.24)
Year Ended October 31, 2001	$7.96	0.78	(1.10)	(0.32)
Year Ended October 31, 2002	$6.86	0.56	(0.88)	(0.32)
Year Ended October 31, 2003	$5.98	0.52	0.89	1.41
Year Ended October 31, 2004	$6.87	0.46	0.20	0.66
Class C Shares
Period Ended October 31, 2001 (e)	$8.07	0.40	(1.21)	(0.81)
Year Ended October 31, 2002	$6.86	0.56	(0.87)	(0.31)
Year Ended October 31, 2003	$5.99	0.52	0.89	1.41
Year Ended October 31, 2004	$6.88	0.46	0.20	0.66
Class R Shares
Period Ended October 31, 2004 (f)	$7.00	0.32	0.07	0.39
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	$10.00	0.87	(1.99)	(1.12)
Year Ended October 31, 2001	$8.01	0.87	(1.10)	(0.23)
Year Ended October 31, 2002	$6.92	0.63	(0.88)	(0.25)
Year Ended October 31, 2003	$6.04	0.58	0.90	1.48
Year Ended October 31, 2004	$6.94	0.53	0.20	0.73
Institutional Class Shares
Period Ended October 31, 2004 (g)	$6.90	0.18	0.24	0.42

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net		Net Asset
	Investment	Total	Value, End	Total
	Income	Distributions	of Period	Return (a)

Class A Shares
Period Ended October 31, 2000 (d)	(0.86)	(0.86)	$7.96	(12.48%	) (h)
Year Ended October 31, 2001	(0.84)	(0.84)	$6.86	(3.59%	)
Year Ended October 31, 2002	(0.61)	(0.61)	$5.99	(4.27%	)
Year Ended October 31, 2003	(0.56)	(0.56)	$6.88	25.18%
Year Ended October 31, 2004	(0.51)	(0.51)	$7.08	10.65%
Class B Shares
Period Ended October 31, 2000 (d)	(0.80)	(0.80)	$7.96	(13.02%	) (h)
Year Ended October 31, 2001	(0.78)	(0.78)	$6.86	(4.31%	)
Year Ended October 31, 2002	(0.56)	(0.56)	$5.98	(5.11%	)
Year Ended October 31, 2003	(0.52)	(0.52)	$6.87	24.36%
Year Ended October 31, 2004	(0.46)	(0.46)	$7.07	9.92%
Class C Shares
Period Ended October 31, 2001 (e)	(0.40)	(0.40)	$6.86	(10.15%	) (h)
Year Ended October 31, 2002	(0.56)	(0.56)	$5.99	(4.96%	)
Year Ended October 31, 2003	(0.52)	(0.52)	$6.88	24.32%
Year Ended October 31, 2004	(0.46)	(0.46)	$7.08	9.92%
Class R Shares
Period Ended October 31, 2004 (f)	(0.32)	(0.32)	$7.07	5.73%	(h)
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	(0.87)	(0.87)	$8.01	(11.80%	) (h)
Year Ended October 31, 2001	(0.86)	(0.86)	$6.92	(3.19%	)
Year Ended October 31, 2002	(0.63)	(0.63)	$6.04	(4.12%	)
Year Ended October 31, 2003	(0.58)	(0.58)	$6.94	25.51%
Year Ended October 31, 2004	(0.53)	(0.53)	$7.14	10.90%
Institutional Class Shares
Period Ended October 31, 2004 (g)	(0.18)	(0.18)	$7.14	6.10%	(h)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2000 (d)	$2,804	0.95%	(i)	12.35%	(i)	1.15%	(i)	12.15%	(i)	76.93%
Year Ended October 31, 2001	$2,801	0.95%		11.10%		1.11%		10.94%		83.79%
Year Ended October 31, 2002	$2,002	0.97%		9.20%		1.09%		9.08%		93.27%
Year Ended October 31, 2003	$4,028	1.02%		8.47%		1.10%		8.39%		104.54%
Year Ended October 31, 2004	$4,027	1.03%		7.34%		1.20%		7.17%		77.13%
Class B Shares
Period Ended October 31, 2000 (d)	$188	1.70%	(i)	13.09%	(i)	3.46%	(i)	11.33%	(i)	76.93%
Year Ended October 31, 2001	$244	1.70%		10.35%		2.43%		9.62%		83.79%
Year Ended October 31, 2002	$355	1.70%		8.46%		1.83%		8.33%		93.27%
Year Ended October 31, 2003	$764	1.69%		7.81%		1.78%		7.73%		104.54%
Year Ended October 31, 2004	$734	1.70%		6.63%		1.89%		6.45%		77.13%
Class C Shares
Period Ended October 31, 2001 (e)	$5	1.70%	(i)	10.05%	(i)	8.58%	(i)	3.17%	(i)	83.79%
Year Ended October 31, 2002	$53	1.70%		8.55%		1.97%		8.28%		93.27%
Year Ended October 31, 2003	$2,986	1.71%		7.45%		1.77%		7.39%		104.54%
Year Ended October 31, 2004	$1,836	1.71%		6.66%		1.86%		6.51%		77.13%
Class R Shares
Period Ended October 31, 2004 (f)	$1	1.32%	(i)	6.89%	(i)	1.55%	(i)	6.66%	(i)	77.13%
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	$88,639	0.70%	(i)	11.46%	(i)	0.83%	(i)	11.33%	(i)	76.93%
Year Ended October 31, 2001	$85,885	0.70%		11.30%		0.76%		11.24%		83.79%
Year Ended October 31, 2002	$82,967	0.70%		9.38%		0.79%		9.29%		93.27%
Year Ended October 31, 2003	$106,278	0.70%		8.87%		0.78%		8.79%		104.54%
Year Ended October 31, 2004	$17,839	0.71%		7.60%		0.77%		7.53%		77.13%
Institutional Class Shares
Period Ended October 31, 2004 (g)	$1	0.71%	(i)	7.44%	(i)	1.24%	(i)	6.91%	(i)	77.13%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.
(d)	For the period from December 29, 1999 (commencement of operations) through October 31, 2000.
(e)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)	For the period from February 27, 2004 (commencement of operations) through October 31, 2004.
(g)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(h)	Not annualized.
(i)	Annualized.

See notes to financial statements.

2004 Annual Report 149

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Concept Series

Gartmore Value Opportunities Fund

		Investment Activities
				Net Realized
				and
	Net Asset	Net		Unrealized	Total
	Value,	Investment		Gains	from
	Beginning	Income	Redemption	(Losses) on	Investment
	of Period	(Loss)	Fees	Investments	Activities

Class A Shares
Period Ended October 31, 2000 (d)	$10.00	0.06	—	2.38	2.44
Year Ended October 31, 2001	$12.37	0.10	—	(0.20)	(0.10)
Year Ended October 31, 2002	$12.17	0.05	0.01	(0.98)	(0.92)
Year Ended October 31, 2003	$11.05	0.03	—	3.42	3.45
Year Ended October 31, 2004	$14.47	—	—	1.55	1.55
Class B Shares
Period Ended October 31, 2000 (d)	$10.00	0.01	—	2.37	2.38
Year Ended October 31, 2001	$12.36	0.02	—	(0.20)	(0.18)
Year Ended October 31, 2002	$12.16	(0.03)	0.01	(0.98)	(1.00)
Year Ended October 31, 2003	$11.00	(0.06)	—	3.40	3.34
Year Ended October 31, 2004	$14.34	(0.11)	—	1.55	1.44
Class C Shares
Period Ended October 31, 2001 (e)	$13.08	0.01	—	(0.93)	(0.92)
Year Ended October 31, 2002	$12.13	(0.03)	0.01	(0.97)	(0.99)
Year Ended October 31, 2003	$10.98	(0.04)	—	3.37	3.33
Year Ended October 31, 2004	$14.31	(0.09)	—	1.53	1.44
Class R Shares
Period Ended October 31, 2004 (f)	$15.45	(0.05)	—	0.43	0.38
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	$10.00	0.07	—	2.40	2.47
Year Ended October 31, 2001	$12.42	0.13	—	(0.19)	(0.06)
Year Ended October 31, 2002	$12.24	0.07	0.01	(0.98)	(0.90)
Year Ended October 31, 2003	$11.12	0.04	—	3.44	3.48
Year Ended October 31, 2004	$14.56	0.04	—	1.55	1.59
Institutional Class Shares
Year Ended October 31, 2004 (g)	$16.18	—	—	(0.04)	(0.04)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net	Net		Net Asset
	Investment	Realized	Total	Value, End	Total
	Income	Gains	Distributions	of Period	Return (a)

Class A Shares
Period Ended October 31, 2000 (d)	(0.07)	—	(0.07)	$12.37	24.38%	(h)
Year Ended October 31, 2001	(0.10)	—	(0.10)	$12.17	(0.87%	)
Year Ended October 31, 2002	(0.05)	(0.15)	(0.20)	$11.05	(7.75%	)
Year Ended October 31, 2003	(0.03)	—	(0.03)	$14.47	31.32%
Year Ended October 31, 2004	(0.01)	—	(0.01)	$16.01	10.72%
Class B Shares
Period Ended October 31, 2000 (d)	(0.02)	—	(0.02)	$12.36	23.79%	(h)
Year Ended October 31, 2001	(0.02)	—	(0.02)	$12.16	(1.45%	)
Year Ended October 31, 2002	(0.01)	(0.15)	(0.16)	$11.00	(8.39%	)
Year Ended October 31, 2003	—	—	—	$14.34	30.39%
Year Ended October 31, 2004	—	—	—	$15.78	10.04%
Class C Shares
Period Ended October 31, 2001 (e)	(0.03)	—	(0.03)	$12.13	(7.08%	) (h)
Year Ended October 31, 2002	(0.01)	(0.15)	(0.16)	$10.98	(8.31%	)
Year Ended October 31, 2003	—	—	—	$14.31	30.35%
Year Ended October 31, 2004	—	—	—	$15.75	10.06%
Class R Shares
Period Ended October 31, 2004 (f)	—	—	—	$15.83	2.46%	(h)
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	(0.05)	—	(0.05)	$12.42	24.72%	(h)
Year Ended October 31, 2001	(0.12)	—	(0.12)	$12.24	(0.49%	)
Year Ended October 31, 2002	(0.07)	(0.15)	(0.22)	$11.12	(7.56%	)
Year Ended October 31, 2003	(0.04)	—	(0.04)	$14.56	31.39%
Year Ended October 31, 2004	(0.02)	—	(0.02)	$16.13	10.91%
Institutional Class Shares
Year Ended October 31, 2004 (g)	—	—	—	$16.14	(0.19%	) (h)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2000 (d)	$2,460	1.35%	(i)	0.62%	(i)	6.59%	(i)	(4.62%	) (i)	119.39%
Year Ended October 31, 2001	$10,789	1.35%		0.69%		2.07%		(0.03%	)	139.75%
Year Ended October 31, 2002	$9,766	1.31%		0.39%		1.48%		0.22%		108.62%
Year Ended October 31, 2003	$12,156	1.30%		0.20%		1.41%		0.09%		90.02%
Year Ended October 31, 2004	$12,244	1.36%		(0.01%	)	1.39%		(0.04%	)	146.98%
Class B Shares
Period Ended October 31, 2000 (d)	$751	1.95%	(i)	0.10%	(i)	7.70%	(i)	(5.65%	) (i)	119.39%
Year Ended October 31, 2001	$2,708	1.95%		0.09%		3.06%		(1.02%	)	139.75%
Year Ended October 31, 2002	$2,362	1.98%		(0.28%	)	2.22%		(0.52%	)	108.62%
Year Ended October 31, 2003	$2,641	2.00%		(0.49%	)	2.12%		(0.60%	)	90.02%
Year Ended October 31, 2004	$2,631	2.01%		(0.66%	)	2.04%		(0.69%	)	146.98%
Class C Shares
Period Ended October 31, 2001 (e)	$108	1.95%	(i)	(0.01%	) (i)	3.29%	(i)	(1.35%	) (i)	139.75%
Year Ended October 31, 2002	$133	1.99%		(0.30%	)	2.23%		(0.54%	)	108.62%
Year Ended October 31, 2003	$342	2.00%		(0.56%	)	2.09%		(0.65%	)	90.02%
Year Ended October 31, 2004	$652	2.01%		(0.67%	)	2.05%		(0.71%	)	146.98%
Class R Shares
Period Ended October 31, 2004 (f)	$1	1.60%	(i)	(0.35%	) (i)	1.64%	(i)	(0.39%	) (i)	146.98%
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	$4,441	1.00%	(i)	0.98%	(i)	5.99%	(i)	(4.01%	) (i)	119.39%
Year Ended October 31, 2001	$10,130	1.00%		1.07%		1.81%		1.26%		139.75%
Year Ended October 31, 2002	$11,022	1.16%		0.52%		1.40%		0.28%		108.62%
Year Ended October 31, 2003	$21,670	1.20%		0.27%		1.30%		0.16%		90.02%
Year Ended October 31, 2004	$16,497	1.19%		0.17%		1.22%		0.15%		146.98%
Institutional Class Shares
Year Ended October 31, 2004 (g)	$1	1.09%	(i)	0.09%	(i)	1.17%	(i)	0.01%	(i)	146.98%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.
(d)	For the period from December 29, 1999 (commencement of operations) through October 31, 2000.
(e)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(g)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(h)	Not annualized.
(i)	Annualized.

See notes to financial statements.

150 Annual Report 2004

Gartmore Micro Cap Equity Fund

		Investment Activities
	Net Asset	Net
	Value,	Investment
	Beginning	Income	Redemption
	of Period	(Loss)	Fees

Class A Shares
Period Ended October 31, 2002 (d)(e)	$10.00	(0.04)	—
Year Ended October 31, 2003	$8.64	(0.02)	—
Year Ended October 31, 2004	$15.91	(0.18)	0.02
Class B Shares
Period Ended October 31, 2002 (d)	$10.00	(0.06)	—
Year Ended October 31, 2003	$8.61	(0.06)	—
Year Ended October 31, 2004	$15.74	(0.26)	0.02
Class C Shares
Period Ended October 31, 2002 (d)	$10.00	(0.06)	—
Year Ended October 31, 2003	$8.61	(0.05)	—
Year Ended October 31, 2004	$15.76	(0.24)	0.02
Class R Shares
Period Ended October 31, 2004 (f)	$17.38	(0.27)	0.02
Institutional Service Class Shares
Period Ended October 31, 2002 (d)	$10.00	(0.03)	—
Year Ended October 31, 2003	$8.64	(0.13)	—
Year Ended October 31, 2004	$15.96	(0.28)	0.02
Institutional Class Shares
Period Ended October 31, 2002 (d)	$10.00	(0.03)	—
Year Ended October 31, 2003	$8.64	(0.13)	—
Year Ended October 31, 2004	$15.96	(0.16)	0.02

[Additional columns below]

[Continued from above table, first column(s) repeated]

			Distributions
	Investment Activities
	Net Realized
	and
	Unrealized	Total
	Gains	from	Net
	(Losses) on	Investment	Realized
	Investments	Activities	Gains

Class A Shares
Period Ended October 31, 2002 (d)(e)	(1.32)	(1.36)	—
Year Ended October 31, 2003	7.29	7.27	—
Year Ended October 31, 2004	3.81	3.65	—	(i)
Class B Shares
Period Ended October 31, 2002 (d)	(1.33)	(1.39)	—
Year Ended October 31, 2003	7.19	7.13	—
Year Ended October 31, 2004	3.72	3.48	—	(i)
Class C Shares
Period Ended October 31, 2002 (d)	(1.33)	(1.39)	—
Year Ended October 31, 2003	7.20	7.15	—
Year Ended October 31, 2004	3.70	3.48	—	(i)
Class R Shares
Period Ended October 31, 2004 (f)	2.14	1.89	—	(i)
Institutional Service Class Shares
Period Ended October 31, 2002 (d)	(1.33)	(1.36)	—
Year Ended October 31, 2003	7.45	7.32	—
Year Ended October 31, 2004	3.97	3.71	—	(i)
Institutional Class Shares
Period Ended October 31, 2002 (d)	(1.33)	(1.36)	—
Year Ended October 31, 2003	7.45	7.32	—
Year Ended October 31, 2004	3.85	3.71	—	(i)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Net Asset
	Value, End	Total
	of Period	Return (a)

Class A Shares
Period Ended October 31, 2002 (d)(e)	$8.64	(13.60%	) (g)
Year Ended October 31, 2003	$15.91	84.14%
Year Ended October 31, 2004	$19.56	22.96%
Class B Shares
Period Ended October 31, 2002 (d)	$8.61	(13.90%	) (g)
Year Ended October 31, 2003	$15.74	82.81%
Year Ended October 31, 2004	$19.22	22.13%
Class C Shares
Period Ended October 31, 2002 (d)	$8.61	(13.90%	) (g)
Year Ended October 31, 2003	$15.76	83.04%
Year Ended October 31, 2004	$19.24	22.10%
Class R Shares
Period Ended October 31, 2004 (f)	$19.27	10.89%	(g)
Institutional Service Class Shares
Period Ended October 31, 2002 (d)	$8.64	(13.60%	) (g)
Year Ended October 31, 2003	$15.96	84.72%
Year Ended October 31, 2004	$19.67	23.26%
Institutional Class Shares
Period Ended October 31, 2002 (d)	$8.64	(13.60%	) (g)
Year Ended October 31, 2003	$15.96	84.72%
Year Ended October 31, 2004	$19.67	23.26%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2002 (d)(e)	$310	1.80%	(h)	(1.32%	) (h)	8.73%	(h)	(8.25%	) (h)	56.08%
Year Ended October 31, 2003	$17,023	1.82%		(1.32%	)	2.26%		(1.76%	)	104.50%
Year Ended October 31, 2004	$74,983	1.81%		(1.35%	)	1.82%		(1.37%	)	107.36%
Class B Shares
Period Ended October 31, 2002 (d)	$43	2.55%	(h)	(2.04%	) (h)	8.46%	(h)	(7.95%	) (h)	56.08%
Year Ended October 31, 2003	$1,611	2.54%		(2.08%	)	2.99%		(2.52%	)	104.50%
Year Ended October 31, 2004	$6,403	2.55%		(2.11%	)	2.57%		(2.13%	)	107.36%
Class C Shares
Period Ended October 31, 2002 (d)	$43	2.55%	(h)	(2.04%	) (h)	8.46%	(h)	(7.95%	) (h)	56.08%
Year Ended October 31, 2003	$5,609	2.54%		(2.04%	)	2.90%		(2.40%	)	104.50%
Year Ended October 31, 2004	$30,377	2.55%		(2.11%	)	2.57%		(2.13%	)	107.36%
Class R Shares
Period Ended October 31, 2004 (f)	$1	2.17%	(h)	(1.78%	) (h)	2.17%	(h)	(1.78%	) (h)	107.36%
Institutional Service Class Shares
Period Ended October 31, 2002 (d)	$43	1.55%	(h)	(1.04%	) (h)	7.45%	(h)	(6.94%	) (h)	56.08%
Year Ended October 31, 2003	$80	1.55%		(1.15%	)	2.40%		(2.00%	)	104.50%
Year Ended October 31, 2004	$51	1.51%		(1.10%	)	1.52%		(1.11%	)	107.36%
Institutional Class Shares
Period Ended October 31, 2002 (d)	$1,556	1.55%	(h)	(1.04%	) (h)	7.46%	(h)	(6.95%	) (h)	56.08%
Year Ended October 31, 2003	$2,873	1.55%		(1.15%	)	2.40%		(2.00%	)	104.50%
Year Ended October 31, 2004	$3,493	1.52%		(1.14%	)	1.54%		(1.15%	)	107.36%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.
(d)	For the period from June 27, 2002 (commencement of operations) through October 31, 2002.
(e)	Net investment income (loss) is based on average shares outstanding during the period.
(f)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(g)	Not annualized.
(h)	Annualized.
(i)	Amount is less than $0.005.

See notes to financial statements.

2004 Annual Report 151

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Concept Series

Gartmore U.S. Growth Leaders Long-Short Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Period Ended June 30, 2002 (d)	$11.14	6.65	(6.90)	(0.25)
Year Ended June 30, 2003 (f)	$10.89	(0.08)	0.14	0.06
Period Ended October 31, 2003 (e)	$10.95	(0.07)	1.12	1.05
Year Ended October 31, 2004	$12.00	0.11	0.77	0.88
Class B Shares
Period Ended June 30, 2002 (d)	$11.14	(0.07)	(0.17)	(0.24)
Year Ended June 30, 2003 (f)	$10.90	(0.23)	0.19	(0.04)
Period Ended October 31, 2003 (e)(f)	$10.86	(0.10)	1.12	1.02
Year Ended October 31, 2004	$11.88	0.22	0.58	0.80
Class C Shares
Year Ended June 30, 2000	$18.01	(0.71)	12.41	11.70
Year Ended June 30, 2001	$27.72	(0.15)	(8.43)	(8.58)
Year Ended June 30, 2002	$10.02	(0.66)	(0.31)	(0.97)
Year Ended June 30, 2003	$9.05	(0.19)	0.17	(0.02)
Period Ended October 31, 2003 (e)	$9.03	(0.08)	0.93	0.85
Year Ended October 31, 2004	$9.88	0.64	(0.01)	0.63
Class R Shares
Period Ended October 31, 2004 (g)	$9.21	(0.11)	0.31	0.20
Institutional Class Shares
Period Ended October 31, 2004 (h)	$9.28	(0.02)	0.31	0.29

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net	Net		Net Asset
	Investment	Realized	Total	Value, End	Total
	Income	Gains	Distributions	of Period	Return (a)

Class A Shares
Period Ended June 30, 2002 (d)	—	—	—	$10.89	(2.24%	) (i)
Year Ended June 30, 2003 (f)	—	—		$10.95	0.55%
Period Ended October 31, 2003 (e)	—	—	—	$12.00	9.59%	(i)
Year Ended October 31, 2004	(3.32)	—	(3.32)	$9.56	9.03%
Class B Shares
Period Ended June 30, 2002 (d)	—	—	—	$10.90	(2.15%	) (i)
Year Ended June 30, 2003 (f)	—	—		$10.86	(0.37%	)
Period Ended October 31, 2003 (e)(f)	—	—	—	$11.88	9.39%	(i)
Year Ended October 31, 2004	(3.30)	—	(3.30)	$9.38	8.22%
Class C Shares
Year Ended June 30, 2000	—	(1.99)	(1.99)	$27.72	65.61%
Year Ended June 30, 2001	—	(9.12)	(9.12)	$10.02	(40.62%	)
Year Ended June 30, 2002	—	—	—	$9.05	(17.65%	)
Year Ended June 30, 2003	—	—	—	$9.03	(0.22%	)
Period Ended October 31, 2003 (e)	—	—	—	$9.88	9.41%	(i)
Year Ended October 31, 2004	(3.30)	—	(3.30)	$7.21	8.20%
Class R Shares
Period Ended October 31, 2004 (g)	—	—	—	$9.41	2.17%	(i)
Institutional Class Shares
Period Ended October 31, 2004 (h)	—	—	—	$9.57	3.12%	(i)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended June 30, 2002 (d)	$144	1.95%	(j)	122.95%	(j)	2.26%	(j)	122.64%	(j)	425%
Year Ended June 30, 2003 (f)	$29,561	3.47%		(2.04%	)	3.66%		(2.23%	)	424%
Period Ended October 31, 2003 (e)	$29,468	3.23%	(j)	(1.77%	) (j)	(k)		(k)		126.69%
Year Ended October 31, 2004	$24,411	2.20%		(1.65%	)	2.25%		(1.70%	)	577.36%
Class B Shares
Period Ended June 30, 2002 (d)	$121	2.74%	(j)	(1.45%	) (j)	2.86%	(j)	(1.57%	) (j)	425%
Year Ended June 30, 2003 (f)	$141	3.73%		(2.31%	)	4.54%		(3.12%	)	424%
Period Ended October 31, 2003 (e)(f)	$414	3.98%	(j)	(2.54%	) (j)	(k)		(k)		126.69%
Year Ended October 31, 2004	$653	2.93%		(2.30%	)	3.00%		(2.36%	)	577.36%
Class C Shares
Year Ended June 30, 2000	$9,927	2.82%		(2.65%	)	4.67%		(4.50%	)	204%
Year Ended June 30, 2001	$3,102	3.04%		(1.51%	)	3.82%		(2.29%	)	143%
Year Ended June 30, 2002	$1,819	3.28%		(5.41%	)	3.71%		(5.87%	)	425%
Year Ended June 30, 2003	$1,323	3.72%		(2.31%	)	4.54%		(3.13%	)	424%
Period Ended October 31, 2003 (e)	$1,487	3.98%	(j)	(2.52%	) (j)	(k)		(k)		126.69%
Year Ended October 31, 2004	$2,641	2.92%		(2.29%	)	3.00%		(2.37%	)	577.36%
Class R Shares
Period Ended October 31, 2004 (g)	$1	2.45%	(j)	(1.74%	) (j)	2.49%	(j)	(1.78%	) (j)	577.36%
Institutional Class Shares
Period Ended October 31, 2004 (h)	$331	1.90%	(j)	(0.52%	) (j)	2.09%	(j)	(0.72%	) (j)	577.36%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.
(d)	For the period from October 31, 2001 (commencement of operations) through June 30, 2002.
(e)	For the period from July 1, 2003 through October 31, 2003.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from February 27, 2004 (commencement of operations) through October 31, 2004.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(i)	Not annualized.
(j)	Annualized.
(k)	There were no fee reductions in this period.

See notes to financial statements.

152 Annual Report 2004

Gartmore Convertible Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Period Ended October 31, 2004 (d)	$10.09	0.15	(0.32)	(0.17)
Class B Shares
Period Ended October 31, 2004 (d)	$10.09	0.10	(0.35)	(0.25)
Class C Shares
Period Ended October 31, 2004 (d)	$10.09	0.10	(0.34)	(0.24)
Class R Shares
Period Ended October 31, 2004 (e)	$9.66	0.08	0.09	0.17
Institutional Service Class Shares
Period Ended October 31, 2004 (d)	$10.09	0.12	(0.28)	(0.16)
Institutional Class Shares
Period Ended October 31, 2004 (f)	$10.00	0.18	(0.25)	(0.07)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net		Net Asset
	Investment	Total	Value, End	Total
	Income	Distributions	of Period	Return (a)

Class A Shares
Period Ended October 31, 2004 (d)	(0.14)	(0.14)	$9.78	(1.68%	) (g)
Class B Shares
Period Ended October 31, 2004 (d)	(0.11)	(0.11)	$9.73	(2.46%	) (g)
Class C Shares
Period Ended October 31, 2004 (d)	(0.11)	(0.11)	$9.74	(2.41%	) (g)
Class R Shares
Period Ended October 31, 2004 (e)	(0.09)	(0.09)	$9.74	1.72%	(g)
Institutional Service Class Shares
Period Ended October 31, 2004 (d)	(0.15)	(0.15)	$9.78	(0.68%	) (g)
Institutional Class Shares
Period Ended October 31, 2004 (f)	(0.15)	(0.15)	$9.78	(1.56%	) (g)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2004 (d)	$2,988	1.20%	(h)	2.28%	(h)	1.36%	(h)	2.12%	(h)	153.08%
Class B Shares
Period Ended October 31, 2004 (d)	$210	1.95%	(h)	1.55%	(h)	2.08%	(h)	1.42%	(h)	153.08%
Class C Shares
Period Ended October 31, 2004 (d)	$3,253	1.95%	(h)	1.52%	(h)	2.09%	(h)	1.38%	(h)	153.08%
Class R Shares
Period Ended October 31, 2004 (e)	$1	1.58%	(h)	1.75%	(h)	1.59%	(h)	1.75%	(h)	153.08%
Institutional Service Class Shares
Period Ended October 31, 2004 (d)	$311	0.95%	(h)	2.28%	(h)	1.10%	(h)	2.13%	(h)	153.08%
Institutional Class Shares
Period Ended October 31, 2004 (f)	$28,299	0.95%	(h)	2.53%	(h)	1.12%	(h)	2.36%	(h)	153.08%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from January 20, 2004 (commencement of operations) through October 31, 2004.
(e)	For the period from May 14, 2004 (commencement of operations) through October 31, 2004.
(f)	For the period from December 29, 2003 (commencement of operations) through October 31, 2004.
(g)	Not annualized.
(h)	Annualized.

See notes to financial statements.

2004 Annual Report 153

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Concept Series

Gartmore Small Cap Growth Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Period Ended October 31, 2004 (d)	$10.00	(0.01)	(0.82)	(0.83)
Class B Shares
Period Ended October 31, 2004 (d)	$10.00	(0.02)	(0.84)	(0.86)
Class C Shares
Period Ended October 31, 2004 (d)	$10.00	(0.02)	(0.85)	(0.87)
Class R Shares
Period Ended October 31, 2004 (d)	$10.00	(0.07)	(0.77)	(0.84)
Institutional Service Class Shares
Period Ended October 31, 2004 (d)	$10.00	(0.04)	(0.77)	(0.81)
Institutional Class Shares
Period Ended October 31, 2004 (d)	$10.00	(0.04)	(0.77)	(0.81)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Net Asset
	Value, End	Total
	of Period	Return (a)

Class A Shares
Period Ended October 31, 2004 (d)	$9.17	(8.30%	) (e)
Class B Shares
Period Ended October 31, 2004 (d)	$9.14	(8.60%	) (e)
Class C Shares
Period Ended October 31, 2004 (d)	$9.13	(8.60%	) (e)
Class R Shares
Period Ended October 31, 2004 (d)	$9.16	(8.40%	) (e)
Institutional Service Class Shares
Period Ended October 31, 2004 (d)	$9.19	(8.10%	) (e)
Institutional Class Shares
Period Ended October 31, 2004 (d)	$9.19	(8.10%	) (e)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2004 (d)	$14	1.67%	(f)	(0.81%	) (f)	4.98%	(f)	(4.12%	) (f)	633.92%
Class B Shares
Period Ended October 31, 2004 (d)	$13	2.37%	(f)	(1.66%	) (f)	5.65%	(f)	(4.94%	) (f)	633.92%
Class C Shares
Period Ended October 31, 2004 (d)	$40	2.35%	(f)	(1.68%	) (f)	5.42%	(f)	(4.76%	) (f)	633.92%
Class R Shares
Period Ended October 31, 2004 (d)	$1	1.82%	(f)	(1.25%	) (f)	5.07%	(f)	(4.50%	) (f)	633.92%
Institutional Service Class Shares
Period Ended October 31, 2004 (d)	$1	1.28%	(f)	(0.71%	) (f)	4.44%	(f)	(3.87%	) (f)	633.92%
Institutional Class Shares
Period Ended October 31, 2004 (d)	$2,752	1.37%	(f)	(0.75%	) (f)	4.69%	(f)	(4.07%	) (f)	633.92%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from March 30, 2004 (commencement of operations) through October 31, 2004.
(e)	Not annualized.
(f)	Annualized.

See notes to financial statements.

154 Annual Report 2004

Notes to Financial Statements
October 31, 2004

1. Organization

Gartmore Mutual Funds (the “Trust”) is an open-end management investment company. Prior to January 25, 2002 the Trust was named Nationwide Mutual Funds. The Trust was created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust dated as of October 30, 1997, as subsequently amended, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2004, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates forty-five (45) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the 18 funds listed below (individually a “Fund”, collectively the “Funds”):

-	Gartmore Global Financial Services Fund (“Global Financial Services”)
-	Gartmore Global Health Sciences Fund (“Global Health Sciences”)
-	Gartmore Global Natural Resources Fund (“Global Natural Resources”)
-	Gartmore Global Technology and Communications Fund (“Global Technology and Communications”)
-	Gartmore Global Utilities Fund (“Global Utilities”)
-	Gartmore Mid Cap Growth Leaders Fund (“Mid Cap Growth Leaders”) (formerly Millennium Growth Fund)
-	Gartmore Nationwide Leaders Fund (“Nationwide Leaders”)
-	Gartmore U.S. Growth Leaders Fund (“U.S. Growth Leaders”)
-	Gartmore Worldwide Leaders Fund (“Worldwide Leaders”)
-	Gartmore China Opportunities Fund (“China Opportunities”)
-	Gartmore Emerging Markets Fund (“Emerging Markets”)
-	Gartmore International Growth Fund (“International Growth”)
-	Gartmore High Yield Bond Fund (“High Yield Bond”)
-	Gartmore Value Opportunities Fund (“Value Opportunities”)
-	Gartmore Micro Cap Equity Fund (“Micro Cap Equity”)
-	Gartmore U.S. Growth Leaders Long-Short Fund (“U.S. Growth Leaders Long-Short”) (formerly Gartmore Long-Short Equity Plus Fund)
-	Gartmore Convertible Fund (“Convertible”)
-	Gartmore Small Cap Growth Fund (“Small Cap Growth”)

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

Pursuant to a plan and agreement of redomestication and reorganization dated September 15, 2004, the shareholders of the Trust will be requested, at a special meeting to be held on December 23, 2004, to approve the redomestication of the Trust to a Delaware statutory trust; said Trust redomestication is expected to be effective as of March 1, 2005. The redomestication is a change in statutory status and will not affect the operations of the Trust.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

2004 Annual Report 155

Notes to Financial Statements (Continued)
October 31, 2004

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Prices are taken from the primary market or exchange in which each security trades. Most securities listed on a foreign exchange to date have been valued at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. Dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other Fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Funds’ Board of Trustees. Short-term debt securities such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase are considered to be “short-term” and are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of such securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of SEC acceptable methods: (i) a multiple of earnings, (ii) the discount from market value of a similar, freely traded security, (iii) the yield-to-maturity for debt issues, or (iv) a consolidation of the methods. The Gartmore Fair Value Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

Beginning July 1, 2004, the Funds holding foreign equity securities (the “Foreign Equity Funds”) began to value foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Foreign Equity Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. In determining fair value prices, the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the net asset value of a Foreign Equity Fund. When a Foreign Equity Fund uses fair value pricing, the values assigned to the Foreign Equity Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

156 Annual Report 2004

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified sub-custodian or in the Federal Reserve/ Treasury book-entry system in a pooled cash account. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

(e)	Forward Foreign Currency Contracts

Certain Funds may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(f)	Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities they intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin”, are made each day, depending on the daily fluctuations in the fair value/market value

2004 Annual Report 157

Notes to Financial Statements (Continued)
October 31, 2004

of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value/market value of the underlying hedged assets.

(g)	Short Sales

During the period, the U.S. Growth Leaders Long-Short Fund and the Mid-Cap Growth Leaders Fund each engaged in short-selling of portfolio securities. Each of these funds is authorized to engage in short-selling of portfolio securities which obligates the Funds to replace any security that the Funds have borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statement of Investments for each Fund.

(h)	Securities Lending

To generate additional income, each of the Funds may lend up to 33 1/3% of the Fund’s total assets pursuant to agreements, requiring that the Fund receives cash or securities as collateral with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter requiring the borrower to mark to market the collateral on a daily basis so that the market value of the collateral does not fall below 100% of the market value of the portfolio securities loaned. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the market value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Funds’ investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Funds. JPMorgan Chase Bank receives a custody fee based on the value of collateral received from borrowers.

The cash collateral received by the Funds at October 31, 2004, was pooled and invested in the following:

Security Type	Security Name	Market Value	Maturity Rate	Maturity Date

Money Market Fund	JPM S/ L Collateral Investment	$500,000	1.81%	11/01/04

Repurchase Agreement	Barclays Capital	25,260,501	1.91%	11/01/04

Information on the investment of cash collateral is shown in the Statement of Investments.

158 Annual Report 2004

As of October 31, 2004, the following Funds had securities with the following market values on loan:

	Market Value
	of Loaned	Market Value
Fund	Securities	of Collateral*

Global Health Sciences	$761,830	$779,449

Global Technology and Communications	862,380	889,381

Mid Cap Growth Leaders	686,700	711,475

U.S. Growth Leaders	2,926,617	2,999,835

Worldwide Leaders	1,282,918	1,346,411

Value Opportunities	5,769,743	5,895,220

Micro Cap Equity	12,656,142	13,138,730

*	Includes securities and cash collateral.

(i)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(j)	Distributions to Shareholders

Net investment income, if any, is declared daily and paid monthly for the High Yield Bond Fund and is declared and paid quarterly for all other Funds. For all Funds, distributable net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with AICPA (American Institute of Certified Public Accountants) Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, gain/ loss, paydowns, and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(k)	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(l)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the Trust. For the Equity Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. For the Bond Funds, the allocation method used is based on the fair value of settled shares outstanding. Under this method, earnings are allocated based on the fair value of settled shares. Expenses specific to a class (such are 12b-1 and administrative services fees) are charged to that class.

(m)	Capital Share Transactions

Transactions in capital shares of the Funds were as follows:

2004 Annual Report 159

Notes to Financial Statements (Continued)
October 31, 2004

							Global Natural
	Global Financial Services			Global Health Sciences			Resources (a)
	Year Ended		Year Ended	Year Ended		Year Ended	Period Ended
	October 31, 2004		October 31, 2003	October 31, 2004		October 31, 2003	October 31, 2004

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (b)	$2,120,548		$313,319	$6,977,872		$7,485,451	$103,923
Dividends reinvested	133,277		1,596	274,185		—	87
Cost of shares redeemed	(1,097,974)		(5,210)	(4,950,075)		(5,461,856)	—

	1,155,851		309,705	2,301,982		2,023,595	104,010

Class B Shares
Proceeds from shares issued (b)	27,905		18,657	165,325		32,993	1,000
Dividends reinvested	89,141		179	74,963		—	—
Cost of shares redeemed	(8,388)		(25)	(27,500)		(28,640)	—

	108,658		18,811	212,788		4,353	1,000

Class C Shares
Proceeds from shares issued (b)	70,192		6,957	2,138,361		83,191	6,000
Dividends reinvested	86,070		177	11,366		—	—
Cost of shares redeemed	(6,719)		—	(74,108)		(32,199)	—

	149,543		7,134	2,075,619		50,992	6,000

Class R Shares
Proceeds from shares issued (b)	1,000	(c)	—	1,000	(c)	—	1,000
Dividends reinvested	6	(c)	—	—		—	—

	1,006		—	1,000		—	1,000

Institutional Service Class Shares
Proceeds from shares issued (b)	119		—	5,333,588		3,997,278	1,000
Dividends reinvested	93,480		2,031	300,573		—	2
Cost of shares redeemed	—		—	(4,200,651)		(2,081,498)	—

	93,599		2,031	1,433,510		1,915,780	1,002

Institutional Class Shares
Proceeds from shares issued (b)	707,404	(a)	—	452,027	(a)	—	3,000,000
Dividends reinvested	1,601	(a)	—	—		—	5,728
Cost of shares redeemed	(52,182	) (a)	—	(19,432	) (a)	—	—

	656,823		—	432,595		—	3,005,728

Change in net assets from capital transactions	$2,165,480		$337,681	$6,457,494		$3,994,720	$3,118,740

SHARE TRANSACTIONS:
Class A Shares
Issued	171,290		28,759	656,551		799,381	9,549
Reinvested	11,537		178	27,255		—	8
Redeemed	(90,241)		(574)	(470,608)		(585,715)	—

	92,586		28,363	213,198		213,666	9,557

Class B Shares
Issued	2,283		1,847	15,742		3,297	100
Reinvested	7,867		20	7,603		—	—
Redeemed	(695)		(3)	(2,656)		(2,876)	—

	9,455		1,864	20,689		421	100

Class C Shares
Issued	5,711		672	207,003		9,042	546
Reinvested	7,596		20	1,153		—	—
Redeemed	(574)		—	(7,242)		(3,233)	—

	12,733		692	200,914		5,809	546

Class R Shares
Issued	88	(c)	—	100	(c)	—	100

	88		—	100		—	100

Institutional Service Class Shares
Issued	—		—	490,765		414,766	100
Reinvested	8,061		226	29,613		—	—
Redeemed	—		—	(391,931)		(219,947)	—

	8,061		226	128,447		194,819	100

Institutional Class Shares
Issued	57,838	(a)	—	41,764	(a)	—	300,001
Reinvested	130	(a)	—	—		—	525
Redeemed	(4,229	) (a)	—	(1,899	) (a)	—	—

	53,739		—	39,865		—	300,526

Total change in shares	176,662		31,145	603,213		414,715	310,929

(a)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(b)	Amount includes redemption fees, if any.
(c)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

160 Annual Report 2004

	Global Technology and Communications			Global Utilities
	Year Ended		Year Ended	Year Ended		Year Ended
	October 31, 2004		October 31, 2003	October 31, 2004		October 31, 2003

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (b)	$2,570,801		$4,342,520	$324,651		$98,663
Dividends reinvested	—		—	3,218		3,978
Cost of shares redeemed	(2,542,220)		(3,448,988)	(104,532)		(2,073)

	28,581		893,532	223,337		100,568

Class B Shares
Proceeds from shares issued (b)	39,198		101,745	60,112		—
Dividends reinvested	—		—	461		2,128
Cost of shares redeemed	(57,189)		(50,117)	(1,000)		—

	(17,991)		51,628	59,573		2,128

Class C Shares
Proceeds from shares issued (b)	63,326		18,314	2,928,501		1,495
Dividends reinvested	—		—	1,393		2,116
Cost of shares redeemed	(16,426)		(4,819)	(515,979)		—

	46,900		13,495	2,413,915		3,611

Class R Shares
Proceeds from shares issued (b)	1,000	(c)	—	1,000	(c)	—
Dividends reinvested	—		—	3	(c)	—

	1,000		—	1,003		—

Institutional Service Class Shares
Proceeds from shares issued (b)	7,786,911		8,252,349	16		—
Dividends reinvested	—		—	3,949		4,846
Cost of shares redeemed	(7,813,268)		(4,876,893)	—		—

	(26,357)		3,375,456	3,965		4,846

Institutional Class Shares
Proceeds from shares issued (b)	271,151	(a)	—	254,404	(a)	—
Dividends reinvested	—		—	557	(a)	—
Cost of shares redeemed	(27,375	) (a)	—	(32,826	) (a)	—

	243,776		—	222,135		—

Change in net assets from capital transactions	$275,909		$4,334,111	$2,923,928		$111,153

SHARE TRANSACTIONS:
Class A Shares
Issued	667,050		1,392,736	32,008		12,398
Reinvested	—		—	324		532
Redeemed	(671,531)		(1,112,232)	(11,504)		(287)

	(4,481)		280,504	20,828		12,643

Class B Shares
Issued	10,466		32,977	6,405		—
Reinvested	—		—	48		291
Redeemed	(15,646)		(17,304)	(109)		—

	(5,180)		15,673	6,344		291

Class C Shares
Issued	16,917		5,484	307,736		186
Reinvested	—		—	143		288
Redeemed	(4,276)		(1,637)	(52,626)		—

	12,641		3,847	255,253		474

Class R Shares
Issued	270	(c)	—	110	(c)	—

	270		—	110		—

Institutional Service Class Shares
Issued	2,042,497		2,571,315	—		—
Reinvested	—		—	396		642
Redeemed	(2,100,008)		(1,610,817)	—		—

	(57,511)		960,498	396		642

Institutional Class Shares
Issued	72,478	(a)	—	25,982	(a)	—
Reinvested	—		—	55	(a)	—
Redeemed	(7,801	) (a)	—	(3,152	) (a)	—

	64,677		—	22,885		—

Total change in shares	10,416		1,260,522	305,816		14,050

(a)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(b)	Amount includes redemption fees, if any.
(c)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

2004 Annual Report 161

Notes to Financial Statements (Continued)
October 31, 2004

	Mid Cap Growth Leaders		Nationwide Leaders
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2004	October 31, 2003	October 31, 2004	October 31, 2003

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (a)	$1,770,984	$1,603,294	$354,697	$433,216
Dividends reinvested	—	—	—	3,461
Cost of shares redeemed	(2,551,054)	(1,611,955)	(378,856)	(173,715)

	(780,070)	(8,661)	(24,159)	262,962

Class B Shares
Proceeds from shares issued (a)	271,598	339,761	46,866	45,257
Dividends reinvested	—	—	—	477
Cost of shares redeemed	(619,738)	(593,692)	(20,483)	(75,245)

	(348,140)	(253,931)	26,383	(29,511)

Class C Shares
Proceeds from shares issued (a)	22,951	8,693	30,791	59,739
Dividends reinvested	—	—	2	368
Cost of shares redeemed	(16,234)	(906)	(17,259)	(10)

	6,717	7,787	13,534	60,097

Class D Shares
Proceeds from shares issued (a)	951,537	811,275	—	—
Cost of shares redeemed	(2,060,020)	(2,325,344)	—	—

	(1,108,483)	(1,514,069)	—	—

Class R Shares
Proceeds from shares issued (a)	1,000 (c)	—	—	1,000 (b)

	1,000	—	—	1,000

Institutional Service Class Shares
Proceeds from shares issued (a)	—	—	3,536,833	1,879,229
Dividends reinvested	—	—	—	3,660
Cost of shares redeemed	—	—	(2,731,189)	(1,462,724)

	—	—	805,644	420,165

Institutional Class Shares
Proceeds from shares issued (a)	1,000 (d)	—	1,000 (e)	—

	1,000	—	1,000	—

Change in net assets from capital transactions	$(2,227,976)	$(1,768,874)	$822,402	$714,713

SHARE TRANSACTIONS:
Class A Shares
Issued	155,883	169,605	29,076	42,084
Issued in connection with merger	—	—	—	—
Reinvested	—	—	—	368
Redeemed	(225,143)	(173,645)	(32,354)	(18,160)

	(69,260)	(4,040)	(3,278)	24,292

Class B Shares
Issued	25,682	39,893	3,985	4,730
Reinvested	—	—	—	51
Redeemed	(58,766)	(71,353)	(1,767)	(7,481)

	(33,084)	(31,460)	2,218	(2,700)

Class C Shares
Issued	2,138	1,056	2,566	5,840
Reinvested	—	—	—	40
Redeemed	(1,518)	(100)	(1,531)	(1)

	620	956	1,035	5,879

Class D Shares
Issued	81,455	84,823	—	—
Reinvested	—	—	—	—
Redeemed	(179,984)	(245,490)	—	—

	(98,529)	(160,667)	—	—

Class R Shares
Issued	87 (c)	—	—	91 (b)

	87	—	—	91

Institutional Service Class Shares
Issued	—	—	294,832	185,593
Reinvested	—	—	—	388
Redeemed	—	—	(227,885)	(145,937)

	—	—	66,947	40,044

Institutional Class Shares
Issued	89 (d)	—	82 (e)	—

	89		82

Total change in shares	(200,077)	(195,211)	67,004	67,606

(a)	Amount includes redemption fees, if any.
(b)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(c)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(d)	For the period from September 28, 2004 (commencement of operations) through October 31, 2004.
(e)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

162 Annual Report 2004

	U.S. Growth Leaders			Worldwide Leaders
	Year Ended		Year Ended	Year Ended	Year Ended
	October 31, 2004		October 31, 2003	October 31, 2004	October 31, 2003

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (a)	$19,925,366		$6,936,056	$2,010,399	$6,147,549
Proceeds from shares issued in connection with merger	—		—	—	31,318,617
Cost of shares redeemed	(7,735,866)		(1,060,629)	(8,476,526)	(9,640,424)

	12,189,500		5,875,427	(6,466,127)	27,825,742

Class B Shares
Proceeds from shares issued (a)	900,558		912,810	29,165	37,766
Cost of shares redeemed	(414,447)		(104,738)	(10,448)	(998,210)

	486,111		808,072	18,717	(960,444)

Class C Shares
Proceeds from shares issued (a)	2,914,899		1,442,894	5,300	296
Cost of shares redeemed	(595,773)		(94,121)	(587)	(4,172)

	2,319,126		1,348,773	4,713	(3,876)

Class R Shares
Proceeds from shares issued (a)	—		1,000 (b)	—	1,000 (b)

	—		1,000	—	1,000

Institutional Service Class Shares
Proceeds from shares issued (a)	7,443,652		10,066,128	2,362,333	2,139,626
Cost of shares redeemed	(7,128,734)		(5,489,020)	(2,469,063)	(2,072,835)

	314,918		4,577,108	(106,730)	66,791

Institutional Class Shares
Proceeds from shares issued (a)	252,268	(c)	—	1,000 (c)	—
Cost of shares redeemed	(18,027	) (c)	—	—	—

	234,241		—	1,000

Change in net assets from capital transactions	$15,543,896		$12,610,380	$(6,548,427)	$26,929,213

SHARE TRANSACTIONS:
Class A Shares
Issued	2,389,900		964,028	277,674	1,028,937
Issued in connection with merger	—		—	—	5,321,680
Redeemed	(944,347)		(151,289)	(1,170,017)	(1,563,239)

	1,445,553		812,739	(892,343)	4,787,378

Class B Shares
Issued	112,068		135,874	4,158	7,747
Redeemed	(51,717)		(17,223)	(1,433)	(166,789)

	60,351		118,651	2,725	(159,042)

Class C Shares
Issued	357,925		208,967	727	53
Redeemed	(74,068)		(13,043)	(80)	(710)

	283,857		195,924	647	(657)

Class R Shares
Issued	—		134 (b)	—	153 (b)

	—		134	—	153

Institutional Service Class Shares
Issued	878,553		1,488,021	324,332	338,940
Redeemed	(852,335)		(852,214)	(341,204)	(345,851)

	26,218		635,807	(16,872)	(6,911)

Institutional Class Shares
Issued	29,370	(c)	—	138 (c)	—
Redeemed	(2,170	) (c)	—	—	—

	27,200			138

Total change in shares	1,843,179		1,763,255	(905,705)	4,620,921

(a)	Amount includes redemption fees, if any.
(b)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(c)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

2004 Annual Report 163

Notes to Financial Statements (Continued)
October 31, 2004

	China Opportunities	Emerging Markets			International Growth
	Period Ended	Year Ended		Year Ended	Year Ended		Year Ended
	October 31, 2004 (a)	October 31, 2004		October 31, 2003	October 31, 2004		October 31, 2003

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (b)	$972,446	$21,100,437		$20,248,675	$1,251,219		$7,760,900
Dividends reinvested	1,204	40,819		—	—		—
Cost of shares redeemed	—	(17,474,697)		(15,372,126)	(1,047,248)		(7,765,342)

	973,650	3,666,559		4,876,549	203,971		(4,442)

Class B Shares
Proceeds from shares issued (b)	18,290	612,196		125,863	65,727		43,830
Dividends reinvested	5	3,397		—	—		—
Cost of shares redeemed	—	(52,390)		(281,246)	(11,557)		(7,305)

	18,295	563,203		(155,383)	54,170		36,525

Class C Shares
Proceeds from shares issued (b)	37,312	3,051,586		1,302,297	94,470		2,468
Dividends reinvested	—	923		—	—		—
Cost of shares redeemed	—	(2,188,175)		(866)	(5,063)		—

	37,312	864,334		1,301,431	89,407		2,468

Class R Shares
Proceeds from shares issued (b)	1,000	1,003	(c)	—	1,001	(c)	—
Dividends reinvested	1	3	(c)	—	—		—

	1,001	1,006		—	1,001		—

Institutional Service Class Shares
Proceeds from shares issued (b)	1,000	1,717,456		170	13,535		10,054
Dividends reinvested	2	16,749		—	—		—
Cost of shares redeemed	—	(9,154)		—	—		—

	1,002	1,725,051		170	13,535		10,054

Institutional Class Shares
Proceeds from shares issued (b)	4,999,850	240,552	(a)	—	199,054	(a)	—
Dividends reinvested	11,472	831		—	—		—
Cost of shares redeemed	—	(27,560	) (a)	—	(19,173	) (a)	—

	5,011,322	213,823		—	179,881		—

Change in net assets from capital transactions	$6,042,582	$7,033,976		$6,022,767	$541,965		$44,605

SHARE TRANSACTIONS:
Class A Shares
Issued	91,381	1,761,117		2,506,014	165,100		1,360,357
Reinvested	112	3,445		—	—		—
Redeemed	—	(1,492,739)		(1,939,080)	(138,962)		(1,354,133)

	91,493	271,823		566,934	26,138		6,224

Class B Shares
Issued	1,700	51,884		16,278	7,114		5,129
Reinvested	—	289		—	—		—
Redeemed	—	(4,650)		(36,740)	(1,521)		(1,271)

	1,700	47,523		(20,462)	5,593		3,858

Class C Shares
Issued	3,395	251,795		131,404	13,049		459
Reinvested	—	78		—	—		—
Redeemed	—	(202,776)		(95)	(692)		—

	3,395	49,097		131,309	12,357		459

Class R Shares
Issued	100	89	(c)	—	138	(c)	—

	100	89		—	138		—

Institutional Service Class Shares
Issued	500,000	132,149		—	—		—
Reinvested	1,062	1,399		—	—		—

	501,062	133,548		—	—		—

Institutional Class Shares
Issued	100	21,217	(a)	—	26,463	(a)	—
Reinvested	—	68	(a)	—	—		—
Redeemed	—	(2,294	) (a)	—	(2,480	) (a)	—

	100	18,991		—	23,983		—

Total change in shares	597,850	521,071		677,781	68,209		10,541

(a)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(b)	Amount includes redemption fees, if any.
(c)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

164 Annual Report 2004

	High Yield Bond		Value Opportunities		Micro Cap Equity
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2004	October 31, 2003	October 31, 2004	October 31, 2003	October 31, 2004	October 31, 2003

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (a)	$14,289,113	$20,150,839	$6,571,082	$3,846,532	$87,603,317	$15,652,025
Dividends reinvested	263,908	262,786	8,924	27,722	4,741	—
Cost of shares redeemed	(14,716,542)	(18,892,092)	(7,634,809)	(4,341,259)	(34,687,906)	(343,521)

	(163,521)	1,521,533	(1,054,803)	(467,005)	52,920,152	15,308,504

Class B Shares
Proceeds from shares issued (a)	133,684	544,178	152,412	275,847	5,089,914	1,396,507
Dividends reinvested	15,008	21,301	—	458	354	—
Cost of shares redeemed	(203,299)	(229,910)	(421,794)	(660,706)	(901,253)	(55,546)

	(54,607)	335,569	(269,382)	(384,401)	4,189,015	1,340,961

Class C Shares
Proceeds from shares issued (a)	752,245	2,818,010	376,871	189,360	27,633,405	5,118,281
Dividends reinvested	15,729	7,868	—	18	994	—
Cost of shares redeemed	(1,962,402)	(13,918)	(101,083)	(26,002)	(5,120,062)	(158,950)

	(1,194,428)	2,811,960	275,788	163,376	22,514,337	4,959,331

Class R Shares
Proceeds from shares issued (a)	1,000 (b)	—	1,000 (d)	—	1,001 (d)	—
Dividends reinvested	40 (b)	—	—	—	—	—

	1,040	—	1,000	—	1,001	—

Institutional Service Class Shares
Proceeds from shares issued (a)	17,216,382	7,393,568	12,107,929	11,944,248	50,384	11
Dividends reinvested	6,331,095	8,460,523	24,708	43,596	7	—
Cost of shares redeemed	(110,840,689)	(5,515,173)	(19,491,929)	(5,544,469)	(97,410)	—

	(87,293,212)	10,338,918	(7,359,292)	6,443,375	(47,019)	11

Institutional Class Shares
Proceeds from shares issued (a)	1,000 (c)	—	1,000 (c)	—	3,377,757	412
Dividends reinvested	20 (c)	—	—	—	506
Cost of shares redeemed	—	—	—	—	(3,561,854)

	1,020	—	1,000	—	(183,591)	412

Change in net assets from capital transactions	$(88,703,708)	$15,007,980	$(8,405,689)	$5,755,345	$79,393,895	$21,609,219

SHARE TRANSACTIONS:
Class A Shares
Issued	2,042,569	3,035,167	406,198	323,886	4,677,213	1,058,159
Reinvested	37,914	40,181	563	2,416	251	—
Redeemed	(2,097,436)	(2,824,204)	(482,133)	(370,127)	(1,914,311)	(24,274)

	(16,953)	251,144	(75,372)	(43,825)	2,763,153	1,033,885

Class B Shares
Issued	19,331	83,397	9,831	23,221	280,168	100,860
Reinvested	2,163	3,290	—	41	19	—
Redeemed	(28,884)	(34,834)	(27,202)	(53,894)	(49,310)	(3,518)

	(7,390)	51,853	(17,371)	(30,632)	230,877	97,342

Class C Shares
Issued	107,259	426,195	24,277	13,971	1,513,352	362,018
Reinvested	2,263	1,208	—	2	54	—
Redeemed	(284,276)	(2,105)	(6,770)	(2,175)	(290,066)	(11,148)

	(174,754)	425,298	17,507	11,798	1,223,340	350,870

Class R Shares
Issued	143 (b)	—	65 (d)	—	58 (d)	—
Reinvested	6 (b)	—	—	—	—	—

	149	—	65	—	58	—

Institutional Service Class Shares
Issued	2,439,580	1,103,878	761,883	931,522	2,528	—
Reinvested	902,593	1,295,824	1,571	3,747	—	—
Redeemed	(16,159,153)	(816,958)	(1,229,044)	(438,518)	(4,949)	—

	(12,816,980)	1,582,744	(465,590)	496,751	(2,421)	—

Institutional Class Shares
Issued	145 (c)	—	62 (c)	—	178,566	—
Reinvested	3 (c)	—	—	—	27	—
Redeemed	—	—	—	—	(180,985)	—

	148	—	62	—	(2,392)	—

Total change in shares	(13,015,780)	2,311,039	(540,699)	434,092	4,212,615	1,482,097

(a)	Amount includes redemption fees, if any.
(b)	For the period from February 27, 2004 (commencement of operations) through October 31, 2004.
(c)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(d)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

2004 Annual Report 165

Notes to Financial Statements (Continued)
October 31, 2004

	U.S. Growth Leaders Long-Short					Convertible		Small Cap Growth
	Year Ended		Period Ended	Year Ended		Period Ended		Period Ended
	October 31, 2004		October 31, 2003 (g)	June 30, 2003		October 31, 2004		October 31, 2004 (d)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (h)	$4,499,603		$726,070	$732,628		$3,480,288	(e)	$13,629
Proceeds from shares issued in connection with Class R Shares merger	—		—	29,933,725		—		—
Dividends reinvested	5,979,998		—			21,236	(e)	—
Cost of shares redeemed	(10,248,730)		(3,540,842)	(617,921)		(480,135	) (e)	—

	230,871		(2,814,772)	30,048,432		3,021,389		13,629

Class B Shares
Proceeds from shares issued (h)	446,346		257,253	64,983		214,625	(e)	12,740
Dividends reinvested	1,465		—	—		85	(e)	—
Cost of shares redeemed	(128,952)		—	(42,167)		(3,911	) (e)	—

	318,859		257,253	22,816		210,799		12,740

Class C Shares
Proceeds from shares issued (h)	1,933,492		216,954	7,161		3,337,486	(e)	40,782
Dividends reinvested	44,874		—	—		2,057	(e)	—
Cost of shares redeemed	(438,533)		(180,203)	(475,697)		(86,362	) (e)	55

	1,539,833		36,751	(468,536)		3,253,181		40,837

Class R Shares
Proceeds from shares issued (h)	1,000	(a)	—	4,709,596	(j		) 1,000 (f)	1,000
Dividends reinvested	—		—	—		9	(f)	—
Cost of shares redeemed	—		—	(14,736,279	)(j		) —	—
Shares redeemed in connection with Class R Shares merger	—		—	(29,933,725	)(j		) —	—

	1,000		—	(39,960,408)		1,009		1,000

Institutional Service Class Shares
Proceeds from shares issued (h)	—		—	—		316,000	(e)	1,000
Dividends reinvested	—		—	—		1,161	(e)	—

			—	—		317,161		1,000

Institutional Class Shares
Proceeds from shares issued (h)	343,762	(b)	—	—		30,065,920	(c)	2,995,383
Dividends reinvested	—		—	—		290,722	(c)	—
Cost of shares redeemed	(22,811	) (b)	—	—		(1,581,378	) (c)	(55)

	320,951		—	—		28,775,264		2,995,328

Class ML Shares (i)
Redeemed	—		—	(4,293,880)		—		—

	—		—	(4,293,880)		—		—

Change in net assets from capital transactions	$2,411,514		$(2,520,768)	$(14,651,576)		$35,578,803		$3,064,534

SHARE TRANSACTIONS:
Class A Shares
Issued	480,510		62,860	69,841		352,634	(e)	1,532
Shares issued in connection with Class R Shares merger	—		—	2,675,377		—		—
Reinvested	663,707		—	—		2,159	(e)	—
Redeemed	(1,045,702)		(308,151)	(57,727)		(49,380	) (e)	—

	98,515		(245,291)	2,687,491		305,413		1,532

Class B Shares
Issued	48,887		21,813	5,911		21,990	(e)	1,384
Reinvested	165		—	—		9	(e)	—
Redeemed	(14,223)		—	(4,003)		(402	) (e)	—

	34,829		21,813	1,908		21,597		1,384

Class C Shares
Issued	270,981		22,939	794		342,677	(e)	4,391
Reinvested	6,560		—	—		210	(e)	—
Redeemed	(61,807)		(18,936)	(55,239)		(8,840	) (e)	—

	215,734		4,003	(54,445)		334,047		4,391

Class R Shares
Issued	109	(a)	—	468,242	(j)	104	(f)	100
Reinvested	—		—	—		1	(f)	—
Redeemed	—		—	(1,455,328	) (	j	) —	—
Shares redeemed in connection with Class R Shares merger	—		—	(2,667,622	) (	j	) —	—

	109		—	(3,654,708)		105		100

Institutional Service Class Shares
Issued	—		—	—		31,738	(e)	100
Reinvested	—		—	—		118	(e)	—

	—		—	—		31,856		100

Institutional Class Shares
Issued	36,989	(b)	—	—		3,026,263		299,500
Reinvested	—		—	—		29,579		—
Redeemed	(2,408	) (b)	—	—		(161,290)		—

	34,581		—	—		2,894,552		299,500

Class ML Shares (i)
Redeemed	—		—	(455,374)		—		—

	—		—	(455,374)		—		—

Total change in shares	383,768		(219,475)	(1,475,128)		3,587,570		307,007

(a)	For the period from February 27, 2004 (commencement of operations) through October 31, 2004.
(b)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(c)	For the period from December 29, 2003 (commencement of operations) through October 31, 2004.
(d)	For the period March 30, 2004 (commencement of operations) through October 31, 2004.
(e)	For the period from January 20, 2004 (commencement of operations) through October 31, 2004.
(f)	For the period from May 14, 2004 (commencement of operations) through October 31, 2004.
(g)	For the period from July 1, 2003 (commencement of operations) through October 31, 2003.
(h)	Amount includes redemption fees, if any.
(i)	Class R shares were issued in exchange for Class ML shares on October 31, 2002.
(j)	In conjunction with the Fund reorganization, R shares merged into Class A shares.

166 Annual Report 2004

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreements, Gartmore Global Asset Management Trust (“GGAMT”) or Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of their respective Funds (as shown in table below). GMF is a wholly-owned subsidiary of Gartmore Global Investments, Inc. (“GGI”), a holding company. GGI is a majority-owned subsidiary of GGAMT. GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders. In addition, GMF and GGAMT each provide investment management evaluation services in initially selecting and monitoring on an ongoing basis the performance of the subadvisers, if applicable, for the Funds GMF or GGAMT advise. The subadvisers manage each of their respective Fund’s investments and have the responsibility for making all investment decisions for the applicable Funds. The adviser and subadviser, if applicable, for each Fund is as follows:

Fund	Adviser	SubAdviser

Global Financial Services	GGAMT	Gartmore Global Partners (a)

Global Health Sciences	GMF	n/a

Global Natural Resources	GMF	Gartmore Global Partners (a)

Global Technology and Communications	GMF	n/a

Global Utilities	GGAMT	Gartmore Global Partners (a)

Mid Cap Growth Leaders	GMF	n/a

Nationwide Leaders	GMF	n/a

U.S. Growth Leaders	GMF	n/a

Worldwide Leaders	GGAMT	Gartmore Global Partners (a)

China Opportunities	GMF	Gartmore Global Partners (a)

Emerging Markets	GGAMT	Gartmore Global Partners (a)

International Growth	GGAMT	Gartmore Global Partners (a)

High Yield Bond	GMF	n/a

Value Opportunities	GMF	NorthPointe Capital, LLC (a)

Micro Cap Equity	GMF	n/a

U.S. Growth Leaders Long-Short	GMF	n/a

Convertible	GMF	n/a

Small Cap Growth	GMF	n/a

(a)	Affiliate of GMF and GGAMT.

Under the terms of the Investment Advisory Agreements, each Fund pays its respective adviser an investment advisory fee based on that Fund’s average daily net assets. From such fees, pursuant to the subadvisory agreements, the adviser pays fees to the applicable subadviser, if any. Additional information regarding the investment advisory fees and subadvisory fees for GGAMT, GMF and the subadvisers, where applicable, is as follows for the year ended October 31, 2004:

		Total	Fees	Paid to
Fund	Fee Schedule	Fees	Retained	Subadviser

Global Financial Services (a)	Up to $500 million	0.90%	0.45%	0.45%
	$500 million up to $2 billion	0.85%	0.425%	0.425%
	On $2 billion and more	0.80%	0.40%	0.40%

Global Health Sciences (b)	Up to $500 million	0.90%	0.90%	—
	$500 million up to $2 billion	0.85%	0.85%	—
	On $2 billion and more	0.80%	0.80%	—

Global Natural Resources	Up to $500 million	0.90%	0.45%	0.45%
	$500 million up to $2 billion	0.85%	0.425%	0.425%
	On $2 billion and more	0.80%	0.40%	0.40%

2004 Annual Report 167

Notes to Financial Statements (Continued)
October 31, 2004

		Total	Fees	Paid to
Fund	Fee Schedule	Fees	Retained	Subadviser

Global Technology and Communications (c)	Up to $500 million	0.88%	0.88%	—
	$500 million up to $2 billion	0.83%	0.83%	—
	On $2 billion and more	0.78%	0.78%	—

Global Utilities (d)	Up to $500 million	0.70%	0.35%	0.35%
	$500 million up to $2 billion	0.65%	0.325%	0.325%
	On $2 billion and more	0.60%	0.30%	0.30%

Mid Cap Growth Leaders (e)	Up to $250 million	0.80%	0.80%	—
	$250 million up to $1 billion	0.77%	0.77%	—
	$1 billion up to $2 billion	0.74%	0.74%	—
	$2 billion up to $5 billion	0.71%	0.71%	—
	On $5 billion and more	0.68%	0.68%	—

Nationwide Leaders (f)	Up to $500 million	0.80%	0.80%	—
	$500 million up to $2 billion	0.70%	0.70%	—
	On $2 billion and more	0.65%	0.65%	—

U.S. Growth Leaders (1)	Up to $500 million	0.90%	0.90%	—
	$500 million up to $2 billion	0.80%	0.80%	—
	On $2 billion and more	0.75%	0.75%	—

Worldwide Leaders (g)	Up to $500 million	0.90%	0.45%	0.45%
	$500 million up to $2 billion	0.85%	0.425%	0.425%
	On $2 billion and more	0.80%	0.40%	0.40%

China Opportunities	Up to $500 million	1.25%	0.625%	0.625%
	$500 million up to $2 billion	1.20%	0.60%	0.60%
	On $2 billion and more	1.15%	0.575%	0.575%

Emerging Markets (h)	Up to $500 million	1.05%	0.525%	0.525%
	$500 million up to $2 billion	1.00%	0.500%	0.500%
	On $2 billion and more	0.95%	0.475%	0.475%

International Growth (i)	Up to $500 million	0.90%	0.45%	0.45%
	$500 million up to $2 billion	0.85%	0.425%	0.425%
	On $2 billion and more	0.80%	0.40%	0.40%

High Yield Bond	Up to $250 million	0.55%	0.55%	—
	On the next $750 million	0.525%	0.525%	—
	On the next $1 billion	0.50%	0.50%	—
	On the next $3 billion	0.475%	0.475%	—
	On $5 billion and more	0.45%	0.45%	—

Value Opportunities	Up to $250 million	0.70%	—	0.70%
	On the next $750 million	0.675%	—	0.675%
	On the next $1 billion	0.65%	—	0.65%
	On the next $3 billion	0.625%	—	0.625%
	On $5 billion and more	0.60%	—	0.60%

Micro Cap Equity	All Assets	1.25%	1.25%	—

U.S. Growth Leaders Long-Short	Up to $50 million	1.50%	0.50%	1.00%
	On the next $200 million	1.50%	0.75%	0.75%
	On $250 million and more	1.25%	0.50%	0.75%

Convertible	Up to $500 million	0.65%	0.65%	—
	$500 million up to $1 billion	0.60%	0.60%	—
	On $1 billion and more	0.55%	0.55%	—

Small Cap Growth	All Assets	0.95%	0.95%	—

(a)	From March 1, 2004 to June 30, 2004, the advisory fee was 1.00% on assets up to $500 million, 0.95% on the next $500 million, and 0.90% on the assets over $2 billion. Prior to March 1, 2004, the advisory fee was 1.00% on all asset levels.
(b)	From March 1, 2004 to June 30, 2004, the advisory fee was 1.00% on assets up to $500 million, 0.95% on the next $500 million, and 0.90% on the assets over $2 billion. Prior to March 1, 2004, the advisory fee was 1.00% on all asset levels.
(c)	From March 1, 2004 to June 30, 2004, the advisory fee was 0.98% on assets up to $500 million, 0.93% on the next $500 million, and 0.88% on the assets over $2 billion. Prior to March 1, 2004, the advisory fee was 0.98% on all asset levels.
(d)	From March 1, 2004 to June 30, 2004, the advisory fee was 0.80% on assets up to $500 million, 0.75% on the next $500 million, and 0.70% on the assets over $2 billion. Prior to March 1, 2004, the advisory fee was 0.80% on all asset levels.

168 Annual Report 2004

(e)	Prior to March 1, 2004, the advisory fee was 1.03% on assets up to $250 million and 1.00% on the next $750 million and 0.97% on the next $1 billion and 0.94% on the next $3 billion and 0.91% on assets of $5 billion and more.
(f)	Prior to July 1, 2004, the advisory fee was 0.80% on assets up to $500 million and 0.75% on the next $500 million and 0.70% on the assets over $2 billion.
(g)	From March 1, 2004 to June 30, 2004, the advisory fee was 1.00% on assets up to $500 million, 0.95% on the next $500 million, and 0.90% on the assets over $2 billion. Prior to March 1, 2004, the advisory fee was 1.00% on all asset levels.
(h)	From March 1, 2004 to June 30, 2004, the advisory fee was 1.15% on assets up to $500 million, 1.10% on the next $500 million, and 1.05% on the assets over $2 billion. Prior to March 1, 2004, the advisory fee was 1.15% on all asset levels.
(i)	From March 1, 2004 to June 30, 2004, the advisory fee was 1.00% on assets up to $500 million, 0.95% on the next $500 million, and 0.90% on the assets over $2 billion. Prior to March 1, 2004, the advisory fee was 1.00% on all asset levels.
(1)	The U.S. Growth Leaders Fund pays GMF a base management fee (as shown above) which may be adjusted upward or downward each quarter depending on the Fund’s performance relative to its benchmark. Thus, if the Fund outperforms its benchmark by 12% or more over a 36 month period, the Fund will pay higher management fees. Conversely, if the fund underperforms its benchmark by 12% or more over a 36 month period, the Fund will pay lower management fees. No adjustment will take place if the under or overperformance is less than 12% and GMF will receive the applicable base fee. The adjustment described above will be phased in over a 24 month period beginning after the first year of operations. The base fee is either increased or decreased by the following amounts at each breakpoint:

Fee
Fee Schedule	Adjustment

Up to $500 million	+/- 0.22%

$500 million up to $2 billion	+/- 0.18%

On $2 billion and more	+/- 0.16%

On September 21, 2004, the Enforcement Staff of the Commission’s Fort Worth District Office (the “Staff”) contacted Gartmore Mutual Fund Capital Trust (the “Adviser”), the investment adviser to the Gartmore U.S. Growth Leaders Fund (the “Fund”), a series of Gartmore Mutual Funds (“GMF”). The Staff asserted that the methodology used to calculate the performance fee for the Fund did not comply with the requirements of Rule 205-2 under the Investment Advisers Act of 1940 (“Advisers Act”). The Adviser agreed temporarily to forego the collection of any performance fees pending an evaluation of the Staff’s assertion. Discussions with the Staff are ongoing, and the outcome of those discussions will determine the remedial steps, if any, to be taken.

GMF or GMCM, where applicable, and the Funds have entered into written contracts (“Expense Limitation Agreements”) limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, short sale dividend expenses, Rule 12b-1 fees, and administrative services fees) from exceeding the amounts listed in the table below until February 28, 2005:

Fund	Expense Caps	Amount

Global Financial Services	All Classes	1.40%

Global Health Sciences	All Classes	1.25%

Global Natural Resources	All Classes	1.30%

Global Technology and Communications	All Classes	1.40%

Global Utilities	All Classes	1.20%

Mid Cap Growth Leaders	All Classes	1.20%

Nationwide Leaders	All Classes	1.20%

U.S. Growth Leaders	All Classes	1.30%

Worldwide Leaders	All Classes	1.40%

China Opportunities	All Classes	1.65%

Emerging Markets	All Classes	1.55%

International Growth	All Classes	1.40%

High Yield Bond	All Classes	0.70%

Value Opportunities	All Classes	1.00%

Micro Cap Equity	All Classes	1.55%

U.S. Growth Leaders Long-Short	All Classes	1.95%

Convertible	All Classes	0.95%

Small Cap Growth	All Classes	1.35%

GMF or GGAMT may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed by GMF and GGAMT, respectively, pursuant to the Expense Limitation Agreements at a later date not to exceed (i) five fiscal years from commencement of operations or (ii) three years from the fiscal year in which the

2004 Annual Report 169

Notes to Financial Statements (Continued)
October 31, 2004

corresponding reimbursement to the Fund was made, depending on the Fund (as described below), if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by GMF or GGAMT is not permitted. As of the year ended October 31, 2004, the cumulative potential reimbursements of the following Funds based on expenses reimbursed by GMF or GGAMT within five years from commencement of operations of the Fund would be:

Fund	Amount	Expires

Global Financial Services	$133,863	December 18, 2006

Global Health Sciences	227,987	December 29, 2005

Global Technology and Communications	437,410	June 30, 2005

Global Utilities	141,897	December 18, 2006

Nationwide Leaders	157,383	December 28, 2006

U.S. Growth Leaders	376,982	June 30, 2005

Worldwide Leaders	278,538	August 30, 2005

Emerging Markets	270,436	August 30, 2005

International Growth	305,758	August 30, 2005

High Yield Bond	392,732	December 29, 2004

Value Opportunities	406,100	December 29, 2004

Micro Cap Equity	83,592	June 27, 2007

As of the year ended October 31, 2004, the cumulative potential reimbursements of the following Funds (unless otherwise indicated), based on reimbursements within three years from the fiscal year in which the corresponding reimbursement to the Fund was made for expenses reimbursed by GMF or GGAMT, would be:

	Amount	Amount
	Fiscal Year	Fiscal Year
Fund	2003	2004

Global Natural Resources	$—	$21,945

Mid Cap Growth Leaders	82,484	98,160

China Opportunities	—	50,098

U.S. Growth Leaders Long-Short	—	14,723

Convertible	—	30,330

Small Cap Growth	—	53,910

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Funds’ distributor, is compensated by the Funds for expenses associated with the distribution of Class A, Class B, Class C, and Class R shares of the Funds. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed 0.25% for Class A shares, 1.00% for Class B and Class C shares, and 0.50% for Class R shares.

Pursuant to an Underwriting Agreement, GDSI serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on the Class A, Class C (until April 1, 2004) and Class D shares. These fees are deducted from and are not included in proceeds from sales of Class A, Class C and Class D shares. From these fees, GDSI pays sales commissions, salaries, and other expenses in connection with generating new sales of Class A, Class C and Class D shares of the Funds. GDSI also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares which may cause the current value of a shareholder’s account to fall below the total purchase payments. The CDSC, if applicable, will be imposed on redemptions made within six years of the purchase. In addition, Class C shares also have a CDSC of 1% imposed on redemptions of Class C shares

170 Annual Report 2004

made within one year of purchase. For the year ended October 31, 2004, GDSI received commissions of $968,520 from front-end sales charges of Class A, Class C and Class D shares and from CDSC fees from Class B and Class C shares of the Funds, of which $84,762 was reallowed to affiliated broker-dealers of the Funds.

The Funds assess a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within 90 days of purchase (within 30 days for the Nationwide Leaders and U.S. Growth Leaders Funds and within five days for the High Yield Bond and Convertible Funds). The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the year ended October 31, 2004, the following Funds had contributions to capital due to collection of redemption fees:

Fund	Amount

Emerging Markets	$56,404

International Growth	11,890

Micro Cap Equity	89,426

Under the terms of a Fund Administration Agreement, Gartmore SA Capital Trust (“GSA”) provides various administrative and accounting services, and Gartmore Investors Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds. The fees for the services provided under such agreement is calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all Funds within the Trust in relation to the average daily net assets of each Fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*

Up to $1 billion	0.25%

$1 billion and more up to $3 billion	0.18%

$3 billion and more up to $4 billion	0.14%

$4 billion and more up to $5 billion	0.07%

$5 billion and more up to $10 billion	0.04%

$10 billion and more up to $12 billion	0.02%

$12 billion or more	0.01%

*	The assets of the Gartmore Investor Destinations Aggressive, Gartmore Investor Destinations Moderately Aggressive, Gartmore Investor Destinations Moderate, Gartmore Investor Destinations Moderately Conservative and Gartmore Investor Destinations Conservative Funds (collectively, the “Investor Destinations Funds”) and the Gartmore Optimal Allocations Fund: Aggressive, Gartmore Optimal Allocations Fund: Moderate, Gartmore Optimal Allocations Fund: Moderately Aggressive, and Gartmore Optimal Allocations Fund: Specialty (collectively, the “Optimal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Optimal Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc., to provide sub-administration and sub-transfer agency services, respectively, to the Funds.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class D, Class R, and Institutional Service Class shares of each of the Funds.

2004 Annual Report 171

Notes to Financial Statements (Continued)
October 31, 2004

As of October 31, 2004 GMF, GGAMT or their affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund:

% of
Shares
Outstanding
Fund	Owned

Global Financial Services	65%

Global Health Sciences	21%

Global Natural Resources	97%

Global Technology and Communications	22%

Global Utilities	49%

Nationwide Leaders	27%

China Opportunities	84%

Emerging Markets	27%

International Growth	89%

High Yield Bond	40%

Value Opportunities	100%

Small Cap Growth	98%

As a result of certain trading errors that occurred in August of 2004, the Mid Cap Growth Leaders Fund was reimbursed $14,628 by GMF to offset losses realized on the disposal of investments.

4. Bank Loans

The Trust has a credit agreement of $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs are included in custodian fees in the Statement of Operations. No compensation balances were required under the terms of the line of credit. There were no borrowings outstanding as of October 31, 2004.

172 Annual Report 2004

5. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2004, are summarized as follows:

Fund	Purchases	Sales

Global Financial Services	$8,599,796	$6,916,273

Global Health Sciences	48,577,833	43,800,378

Global Natural Resources	4,467,577	1,525,732

Global Technology and Communications	67,865,114	68,714,224

Global Utilities	18,291,081	15,381,792

Mid Cap Growth Leaders	83,568,441	83,992,151

Nationwide Leaders	10,350,366	9,621,219

U.S. Growth Leaders	156,228,315	141,350,600

Worldwide Leaders	165,367,672	173,243,704

China Opportunities	4,222,474	2,764,816

Emerging Markets	31,779,359	25,173,810

International Growth	20,824,425	20,382,491

High Yield Bond	74,479,725	61,456,755

Value Opportunities	55,923,656	63,210,179

Micro Cap Equity	145,740,925	75,539,756

U.S. Growth Leaders Long-Short	123,074,992	137,493,303

Convertible	61,443,073	27,618,899

Small Cap Growth	18,676,453	16,156,436

6. Portfolio Investment Risks

Credit and Market Risk. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds’ investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Funds.

2004 Annual Report 173

Notes to Financial Statements (Continued)
October 31, 2004

7. Federal Tax Information

The tax character of distributions paid during the fiscal year ended October 31, 2004, were as follows:

	Distributions paid from

		Net Long			Total
	Ordinary	Term Capital	Total Taxable	Return of	Distributions
Fund	Income	Gains	Distributions	Capital	Paid

Global Financial Services	$438,819	$—	$438,819	$—	$438,819

Global Health Sciences	707,293	—	707,293	—	707,293

Global Natural Resources	5,817	—	5,817	—	5,817

Global Technology and Communications	—	—	—	—	—

Global Utilities	12,874	—	12,874	—	12,874

Mid Cap Growth Leaders	—	—	—	—	—

Nationwide Leaders	—	—	—	—	—

U.S. Growth Leaders	—	—	—	—	—

Worldwide Leaders	—	—	—	—	—

China Opportunities	12,685	—	12,685	—	12,685

Emerging Markets	72,828	—	72,828	—	72,828

International Growth	—	—	—	—	—

High Yield Bond	6,900,084	—	6,900,084	—	6,900,084

Value Opportunities	34,141	—	34,141	—	34,141

Micro Cap Equity	—	14,217	14,217	—	14,217

U.S. Growth Leaders Long-Short	8,178,734	—	8,178,734	—	8,178,734

Convertible	378,591	—	378,591	—	378,591

Small Cap Growth	—	—	—	—	—

174 Annual Report 2004

The tax character of distributions paid during the fiscal year ended October 31, 2003 was as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

Distributions paid from

		Net Long			Total
	Ordinary	Term Capital	Total Taxable	Return of	Distributions
Fund	Income	Gains	Distributions	Capital	Paid

Global Financial Services	$3,983	$—	$3,983	$—	$3,983

Global Health Sciences	—	—	—	—	—

Global Natural Resources	—	—	—	—	—

Global Technology and Communications	—	—	—	—	—

Global Utilities	12,981	—	12,981	150	13,131

Mid Cap Growth Leaders	—	—	—	—	—

Nationwide Leaders	3,640	—	3,640	4,333	7,973

U.S. Growth Leaders	—	—	—	—	—

Worldwide Leaders	—	—	—	—	—

China Opportunities	—	—	—	—	—

Emerging Markets	—	—	—	—	—

International Growth	—	—	—	—	—

High Yield Bond	8,910,106	—	8,910,106	—	8,910,106

Value Opportunities	72,205	—	72,205	—	72,205

Micro Cap Equity	—	—	—	—	—

U.S. Growth Leaders Long-Short	—	—	—	—	—

Convertible	—	—	—	—	—

Small Cap Growth	—	—	—	—	—

2004 Annual Report 175

Notes to Financial Statements (Continued)
October 31, 2004

As of October 31, 2004, the components of accumulated earnings (deficit) on a tax basis was as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

	Undistributed	Undistributed	Undistributed
	Tax Exempt	Ordinary	Long-Term	Accumulated
Fund	Income	Income	Capital Gains	Earnings

Global Financial Services	$—	$444,602	$21,751	$466,353

Global Health Sciences	—	93,310	—	93,310

Global Natural Resources	—	132,318	—	132,318

Global Technology and Communications	—	—	—	—

Global Utilities	—	56,996	111,801	168,797

Mid Cap Growth Leaders	—	—	—	—

Nationwide Leaders	—	234,606	68,858	303,464

U.S. Growth Leaders	—	—	—	—

Worldwide Leaders	—	120,253	—	120,253

China Opportunities	—	244,471	—	244,471

Emerging Markets	—	572,362	1,110,895	1,683,257

International Growth	—	—	—	—

High Yield Bond	—	141,943	—	141,943

Value Opportunities	—	1,075,071	4,162,428	5,237,499

Micro Cap Equity	—	2,081,140	900,920	2,982,060

U.S. Growth Leaders Long-Short	—	919,954	—	919,954

Convertible	—	79,417	—	79,417

Small Cap Growth	—	—	—	—

[Additional columns below]

[Continued from above table, first column(s) repeated]

				Total
		Accumulated	Unrealized	Accumulated
	Distributions	Capital and	Appreciation	Earnings
Fund	Payable	Other Losses	(Depreciation)*	(Deficit)

Global Financial Services	$—	$—	$363,444	$829,797

Global Health Sciences	—	—	(109,356)	(16,046)

Global Natural Resources	—	—	246,782	379,100

Global Technology and Communications	—	(6,752,941)	412,336	(6,340,605)

Global Utilities	—	—	503,049	671,846

Mid Cap Growth Leaders	—	(35,812,866)	798,366	(35,014,500)

Nationwide Leaders	—	—	305,535	608,999

U.S. Growth Leaders	—	(408,426)	2,648,051	2,239,625

Worldwide Leaders	—	(44,574,524)	1,790,616	(42,663,655)

China Opportunities	—	—	443,222	687,693

Emerging Markets	—	—	1,895,649	3,578,906

International Growth	—	(2,491,364)	643,026	(1,848,338)

High Yield Bond	(141,942)	(32,211,863)	1,115,319	(31,096,543)

Value Opportunities	—	—	2,856,220	8,093,719

Micro Cap Equity	—	—	9,078,612	12,060,672

U.S. Growth Leaders Long-Short	—	(21,185,720)	447,206	(19,818,560)

Convertible	—	(326,679)	(259,191)	(506,453)

Small Cap Growth	—	(277,820)	46,390	(231,430)

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales; the difference between book and tax amortization methods for premium and market discount; and the return of capital adjustments from real estate investment trusts.
As of October 31, 2004, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

				Net Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation
Fund	Securities	Appreciation	Depreciation	(Depreciation)

Global Financial Services	$5,945,522	$490,274	$(127,086)	$363,188

Global Health Sciences	16,252,661	400,888	(510,244)	(109,356)

Global Natural Resources	3,169,520	274,435	(27,653)	246,782

Global Technology and Communications	8,439,692	676,448	(264,412)	412,336

Global Utilities	6,188,311	568,730	(66,109)	502,621

Mid Cap Growth Leaders	20,203,675	1,076,176	(277,810)	798,366

Nationwide Leaders	4,332,523	357,815	(52,280)	305,535

U.S. Growth Leaders	35,594,015	2,823,830	(175,779)	2,648,051

Worldwide Leaders	33,213,984	2,115,787	(326,103)	1,789,684

China Opportunities	6,281,757	599,641	(156,434)	443,207

Emerging Markets	20,904,676	2,809,195	(917,314)	1,891,881

International Growth	8,038,064	697,254	(62,796)	634,458

High Yield Bond	23,374,539	1,547,031	(431,712)	1,115,319

Value Opportunities	34,633,635	3,732,694	(876,474)	2,856,220

Micro Cap Equity	118,268,996	14,197,195	(5,118,583)	9,078,612

U.S. Growth Leaders Long-Short	39,096,514	1,313,606	(866,400)	447,206

Convertible	35,820,832	648,034	(907,225)	(259,191)

Small Cap Growth	2,734,787	102,450	(56,060)	46,390

176 Annual Report 2004

As of October 31, 2004, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the treasury regulations:

Fund	Amount	Expires

Global Technology and Communications	$4,528,418	2009

Global Technology and Communications	1,182,126	2010

Global Technology and Communications	1,042,397	2012

Mid Cap Growth Leaders	31,043,487	2009

Mid Cap Growth Leaders	4,769,379	2010

U.S. Growth Leaders	257,332	2010

U.S. Growth Leaders	151,094	2011

Worldwide Leaders	32,481,540	2009

Worldwide Leaders	7,814,294	2010

International Growth	1,540,355	2009

International Growth	951,009	2010

High Yield Bond	13,413,036	2009

High Yield Bond	18,798,827	2010

U.S. Growth Leaders Long-Short	7,268,670	2009

U.S. Growth Leaders Long-Short	8,923,711	2010

U.S. Growth Leaders Long-Short	4,469,833	2011

U.S. Growth Leaders Long-Short	523,506	2012

Convertible	326,679	2012

Small Cap Growth	277,820	2012

As of October 31, 2004, the following Fund has additional capital loss carryforwards, subject to any applicable limitations on availability, to offset future capital gains, if any, as the successor of a merger with the Montgomery Global Focus Fund and Montgomery Global Opportunities Fund:

Fund	Amount	Expires

Worldwide Leaders	$2,230,808	2008

Worldwide Leaders	1,121,464	2009

Worldwide Leaders	926,418	2010

8. Other Federal Tax Information (Unaudited):

For the period ended October 31, 2004, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2004 Form 1099-DIV.

For the period ended October 31, 2004, the following Funds paid qualified dividend income:

Qualified
Dividend
Fund	Income

Global Financial Services	$147,148

Global Natural Resources	5,817

Global Utilities	9,726

China Opportunities	12,685

Emerging Markets	72,828

High Yield Bond	13,537

Value Opportunities	34,141

U.S. Growth Leaders Long-Short	172,187

2004 Annual Report 177

Notes to Financial Statements (Continued)
October 31, 2004

For the taxable year ended October 31, 2004, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Dividends
Received
Fund	Deduction

Global Financial Services	12%

Global Health Sciences	5%

Global Natural Resources	9%

Global Utilities	52%

Value Opportunities	46%

U.S. Growth Leaders Long-Short	4%

Convertible	43%

178 Annual Report 2004

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Gartmore Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore Global Financial Services Fund, Gartmore Global Health Sciences Fund, Gartmore Global Natural Resources Fund, Gartmore Global Technology and Communications Fund, Gartmore Global Utilities Fund, Gartmore Mid Cap Growth Leaders Fund, Gartmore Nationwide Leaders Fund, Gartmore U.S. Growth Leaders Fund, Gartmore Worldwide Leaders Fund, Gartmore China Opportunities Fund, Gartmore Emerging Markets Fund, Gartmore International Growth Fund, Gartmore High Yield Bond Fund, Gartmore Value Opportunities Fund, Gartmore Micro Cap Equity Fund, Gartmore U.S. Growth Leaders Long-Short Fund, Gartmore Convertible Fund and Gartmore Small Cap Growth Fund (eighteen series of Gartmore Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2004, the results of each of their operations for the year (or period) then ended, the changes in each of their net assets for each of the two years (or periods) then ended and the financial highlights for each of the three years (or periods) then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States.) Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of Gartmore Global Health Sciences Fund, Gartmore Global Technology and Communications Fund, Gartmore Mid Cap Growth Leaders Fund, Gartmore U.S. Growth Leaders Fund, Gartmore Worldwide Leaders Fund, Gartmore Emerging Markets Fund, Gartmore International Growth Fund, Gartmore High Yield Bond Fund and Gartmore Value Opportunities Fund for the periods ended on or before October 31, 2001 were audited by other independent accountants whose report dated December 14, 2001 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 27, 2004

2004 Annual Report 179

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds

October 31, 2004

			Number of Portfolios
	Position(s) Held		in the	Other
	with the Trust	Principal Occupation(s)	Gartmore Fund	Directorships
Name, Address	and Length of	During Past	Complex Overseen	Held by Trustee
and Date of Birth	Time Served[1]	Five Years	by Trustee	or Nominee[2]
Charles E. Allen c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).[3]	84	None

Michael J. Baresich c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000, Conshohocken, PA 19428 1954	Trustee since March 2004	Mr. Baresich has been Chairman of the Board of Cokinetic Systems Corp. (software company) since July 2004. Prior thereto and since 2001, Mr. Baresich served as its Chief Executive Officer. From June 1999 through August 2001, Mr. Baresich was a managing Director of Deutsche Bank. Prior to June 1999, Mr. Baresich was a Managing Director of Bankers Trust.	84	None

Paula H.J. Cholmondeley c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley has been the Chairman and Chief Executive Officer of the Sorrel Group, a management consulting company, since January 2004. From March 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America. Prior thereto, Ms. Cholmondeley was Vice President and General Manager of Residential Insulation of Owens Corning.	84	Director of Dentsply International, Inc., Ultralife Batteries, Inc., and Terex Corporation.

C. Brent DeVore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	84	None

Phyllis K. Dryden c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Nominee	Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm prior to 2002.	84	None

180 Annual Report 2004

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds
October 31, 2004 (Continued)

			Number of Portfolios
	Position(s) Held		in the	Other
	with the Trust	Principal Occupation(s)	Gartmore Fund	Directorships
Name, Address	and Length of	During Past	Complex Overseen	Held by Trustee
and Date of Birth	Time Served[1]	Five Years	by Trustee	or Nominee[2]
Robert M. Duncan* c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1927	Trustee since April 1987	Mr. Duncan is Vice President and Secretary Emeritus of The Ohio State University.	84	None

Barbara L. Hennigar* c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired since June 2000. Prior thereto, Ms. Hennigar was the Chairman or President and Chief Executive Officer of OppenheimerFunds Services and a member of the Executive Committee of OppenheimerFunds.	84	None

Barbara I. Jacobs c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Nominee	Ms. Jacobs has served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, since December 2000. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with CREF Investments (Teacher Insurance Annuity Association — College Retirement Equity Funds).	84	None

Thomas J. Kerr, IV* c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1933	Trustee since October 1971	Dr. Kerr is President Emeritus of Kendall College.	84	None

Douglas F. Kridler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Mr. Kridler was the President of the Columbus Association for the Performing Arts prior thereto and Chairman of the Greater Columbus Convention and Visitors Bureau during 2000 and 2001.	84	None

2004 Annual Report 181

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds
October 31, 2004 (Continued)

Number of Portfolios
	Position(s) Held		in the	Other
	with the Trust	Principal Occupation(s)	Gartmore Fund	Directorships
Name, Address	and Length of	During Past	Complex Overseen	Held by Trustee
and Date of Birth	Time Served[1]	Five Years	by Trustee	or Nominee[2]
Michael D. McCarthy c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Nominee	Mr. McCarthy serves as: the Founder and Chairman of The Eureka Foundation (which sponsors and funds the “Great Museums” series on PBS); and a Partner of Pineville Properties LLC (a commercial real estate development firm).	84[4]	None

David C. Wetmore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995	Mr. Wetmore is a Managing Director of Updata Capital, an investment banking and venture capital firm.	84	None

*	Pursuant to the Trust’s mandatory retirement policy, Mr. Duncan and Dr. Kerr are expected to retire on or about March 2, 2005, and Ms. Hennigar is expected to retire on or about October 12, 2005.
1	The term of office length is until a trustee resigns or reaches a mandatory retirement age of 70. On March 2, 2000, the Board adopted a five-year implementation period for any Trustee 65 or older as of the adoption of this policy.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. Allen owns a 51% interest in Graimark Realty Advisors, Inc., a 67% owner of G/ W Jefferson-St Jean LLC (“Jefferson-St”), a real estate development company. Until July 28, 2004, Jefferson-St had a construction loan, guaranteed by Mr. Allen, in the principal amount of $12.5 million (“Construction Loan”), from Bank One, NA, obtained in August, 2002. On July 1, 2004, Bank One Corporation merged with and into J.P. Morgan Chase & Co. (the “Merger”). Bank One Corporation was the parent company of Bank One, N.A. J.P. Morgan Chase & Co. is the parent company of J.P. Morgan Investment Management, Inc., subadviser of two of the Funds of the Trust. On July 28, 2004, the Construction Loan was refinanced with an unaffiliated permanent lender. Neither Mr. Allen nor the Trust’s management believes that the Construction Loan, secured well in advance of the Merger, and refinanced within 28 days following the completion of the Merger, should result in Mr. Allen’s being deemed to have a “material business relationship” with an investment adviser to the Trust.
4	Messrs. McCarthy and Hondros (see table below) are also Administrative Committee Members for the Alphagen Arneb Fund, LLC , The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA.
**	Trustees and Officers who are not Interested Persons (as defined in the 1940 Act) of the Funds received aggregate compensation of $384,292 from the Trust for the Year Ended October 31, 2004. Additional information regarding the Trustees and Officers may be found in the Trust’s statement of additional information, which is available without charge upon request, by calling 1-800-848-0920. Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 1-800-848-0920, (ii) on the Fund’s website at www.gartmorefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

182 Annual Report 2004

Trustees and Officers who are Interested Persons (as defined in the 1940 Act) and Officers of the Funds
October 31, 2004

			Number of Portfolios
	Position(s) Held		in the
Name,	with the Trust	Principal Occupation(s)	Gartmore Fund	Other
Address	and Length of	During Past	Complex Overseen	Directorships
and Age	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Paul J. Hondros Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee and Chairman since July 2000	Mr. Hondros has been President and Chief Executive Officer of various Gartmore entities, including Gartmore Distribution Services, Inc. (“GDSI”),[3] Gartmore Investor Services, Inc. (“GISI”),[3] Gartmore Morley Capital
		Management, Inc. (“GMCM”),[3] Gartmore Morley Financial Services, Inc. (“GMFS”),[3] NorthPointe Capital, LLC (“NorthPointe”),[3] Gartmore Global Asset Management Trust (“GGAMT”)[3], Gartmore Global Investments, Inc. (“GGI”)[3], Gartmore Mutual Fund Capital Trust (“GMFCT”) [3] and Gartmore SA Capital Trust (“GSA”)[3] ; and a Director of Nationwide Securities, Inc.[3], as well as several entities within Nationwide Financial Services, Inc.	84[4]	None

Arden L. Shisler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Mr. Shisler has been a consultant since January 2003. Prior thereto, he was President and Chief Executive Officer of K&B Transport, Inc., a trucking firm. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.	84	Director of Nationwide Financial Services, Inc.

Gerald J. Holland Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for GGI[3], GMFCT[3] , and GSA[3]. Prior to July 2000, Mr, Holland was Vice President for First Data Investor Services, an investment company service provider.	84	None

Michael A. Krulikowski Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of GGI. Prior thereto, Mr. Krulikowski served as Chief Compliance Officer of 1717 Capital Management Company/ Provident Mutual Insurance Company.	84	None

2004 Annual Report 183

Management Information (Unaudited)

Trustees and Officers who are Interested Persons (as defined in the 1940 Act) and Officers of the Funds
October 31, 2004 (Continued)

Number of Portfolios
	Position(s) Held		in the
Name,	with the Trust	Principal Occupation(s)	Gartmore Fund	Other
Address	and Length of	During Past	Complex Overseen	Directorships
and Age	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Eric E. Miller Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1954	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for GGI[3], GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronan Stevens & Young, LLP. Prior to August 2000, Mr. Miller served as Senior Vice President and Deputy General Counsel at Delaware Investments.	84	None

1	The term of office length is until a trustee resigns or reaches a mandatory retirement age of 70. On March 2, 2000, the Board adopted a five-year implementation period for any Trustee 65 or older as of the adoption of this policy.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	This position is held with an affiliated person or principal underwriter of the Trust.
4	Messrs. McCarthy and Hondros (see table below) are also Administrative Committee Members for the Alphagen Arneb Fund, LLC , The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA.
*	Trustees and Officers who are not Interested Persons (as defined in the 1940 Act) of the Funds received aggregate compensation of $384,292 from the Trust for the Year Ended October 31, 2004. Additional information regarding the Trustees and Officers may be found in the Trust’s statement of additional information, which is available without charge upon request, by calling 1-800-848-0920. Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 1-800-848-0920, (ii) on the Fund’s website at www.gartmorefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

184 Annual Report 2004

Index Definitions

Citigroup 3-Month T-Bill Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup High-Yield Market Index: An unmanaged index of high-yield debt securities that is a broad market measure.

Goldman Sachs Convertible 100 Index: An unmanaged index that tracks the performance of 100 equally weighted convertible issues, each with a market capitalization of at least $100 million. The index measures the performance of its components against that of their underlying common stocks as well as against other broad market indexes.

Goldman Sachs Healthcare Index: An unmanaged, market capitalization-weighted index that is generally representative of the stocks in the health-care sector.

Goldman Sachs Natural Resources Index: An unmanaged, modified capitalization-weighted sector index of U.S.-traded natural resource-related stocks; includes companies in the categories of extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

Goldman Sachs Technology Composite Index (GSTI®): An unmanaged, market capitalization-weighted index that is designed to measure the performance of companies in the technology sector.

Morgan Stanley Capital International (MSCI) All Country World excluding U.S. Index: An unmanaged, free float-adjusted, market-capitalization index that is designed to measure the performance of the stocks in companies in all countries except the United States.

Morgan Stanley Capital International (MSCI) Emerging Markets IndexSM: An unmanaged, free float-adjusted, market-capitalization index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International (MSCI) World IndexSM: An unmanaged, free float-adjusted, market-capitalization index that is designed to measure the performance of global developed-market equities.

Morgan Stanley Capital International (MSCI) World Financials IndexSM: An unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global financial services sector.

Morgan Stanley Capital International (MSCI) World Telecommunication Services IndexSM: An unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global utilities sector.

Morgan Stanley Capital International (MSCI) World Utilities IndexSM: An unmanaged index that is based on developed-country indexes and is generally representative of the stocks in the utilities sector, which includes industry groups such electric, gas, multi-utilities, and unregulated power and water.

Morgan Stanley Capital International (MSCI) Zhong Hua Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in the developed markets of China and Hong Kong; the index gives one-third of its weightings to China stocks and the remainder to Hong Kong stocks.

Morgan Stanley High-Tech 35 Index: An unmanaged, equal dollar-weighted index of 35 stocks in nine different technology subsectors that represents the electronics-based technology industry.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies, based on market capitalization.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 2000® Index (the smallest 2,000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500 (S&P 500) Index: An unmanaged, capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Standard & Poor’s/International Finance Corporation Investable (S&P/IFCI) Composite Index: An unmanaged index that is designed to represent the performance of the stocks in emerging stock markets that are available to foreign institutional investors.

Wilshire Micro-Cap® Index: An unmanaged, capitalization-weighted index that measures small-cap stocks in the bottom “half” of the Wilshire 5000 Total Market Index as of June 30 of each year; the Wilshire 5000 Total Market Index contains more than 6,500 stocks that trade and are based in the United States.

Gartmore Funds

1200 River Road, Suite 1000
Conshohocken, PA 19428

www.gartmorefunds.com

Federal law requires the Trust, and each of its investment advisers and subadvisers, to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ Web site at www.gartmorefunds.com, or (iii) on the U.S. Securities and Exchange Commission’s Web site at www.sec.gov.

© 2004 Gartmore Global Investments, Inc.
All rights reserved.

Item 2. Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 11 (a)(1).

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 11(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

(a)	(1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i)	Has at least one audit committee financial expert serving on its audit committee; or

(ii)	Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i)	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii)	Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a- 2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Paula H.J. Cholmondeley, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

     (a) through (d). The information in the table below is provided for services rendered to the registrant by its principal accountant, PricewaterhouseCoopers LLP (“PwC”), for its fiscal years ended October 31, 2003 and October 31, 2004.

	2003	2004
Audit Fees	$357,445	$396,045
Audit-Related Fees[1]	$74,900	$30,000
Tax Fees[2]	$94,800	$118,125
All Other Fees	$50,000	$0

Total	$577,145	$544,170

[1]	Services include security counts performed under Rule 17f-2 of the 1940 Act.

[2]	Tax services in connection with the Funds’ excise tax calculations and review of the Funds’ applicable tax returns.

     The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Gartmore Global Investors(“GGI”), and any service provider to the registrant controlling, controlled by or under common control with GGI that provided ongoing services to the registrant (“Covered Services Provider”), for the registrant’s fiscal years ended October 31, 2003 and October 31, 2004.

	2003	2004
Audit-Related Fees	None.	None.
Tax Fees	None.	None.
All Other Fees	None	None.

Total	None.	None.

     (e)(1) Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to GGI and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than GGI or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, GGI and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

     (e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X: [indicate if percentages calculated with or without all audit fees for all funds] [or: Not Applicable]

     Not Applicable.

	2003	2004
	None.	None.
Audit-Related Fees
Tax Fees
All Other Fees

Total

     The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to GGI and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii)of Regulation S-X, for the registrant’s fiscal years ended October 31, 2003 and October 31, 2004: [indicate if percentages calculated with or without all audit fees for all funds] [or: Not Applicable]

	2003	2004
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

Total	N/A	N/A

     (f) The percentage of hours expended to audit the registrant’s financial statements for the fiscal year ended October 31, 2004 that were attributed to work performed by persons other than PwC’s full-time, permanent employees was ___%. [if over 50%] [or: Not Applicable]

     Not applicable.

     (g) The aggregate fees billed by PwC for non-audit services rendered to the registrant and service affiliates for the fiscal years ended October 31, 2003 and October 31, 2004 were $1,143,226 and $1,855,629 respectively.

     (h) The registrant’s Audit Committee has considered whether the provision by PwC of non-audit services to GGI and Covered Services Providers that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X because they did not directly relate to the registrant’s operations and financial reporting is compatible with maintaining PwC’s independence. [or: Not Applicable]

     Not Applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

Item 6. Schedule of Investments.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

This schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

     A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable

Item 9. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There were no material changes in the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 10. Controls and Procedures.

     (a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including the investment company’s certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits.

     (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

     (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

     (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2). Certifications pursuant to Rule 30a-2(a) are attached hereto.

     (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

     (b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference. Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                     GARTMORE MUTUAL FUNDS

By (Signature and Title)*	/s/ GERALD J. HOLLAND Name: Gerald J. Holland Title: Treasurer Date: January 10, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ PAUL J. HONDROS Name: Paul J. Hondros Title: President & Chairman of the Board Date: January 10, 2005

By (Signature and Title)*	/s/ GERALD J. HOLLAND Name: Gerald J. Holland Title: Treasurer Date: January 10, 2005

* Print the name and title of each signing officer under his or her signature.